Exhibit C LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

TEXTO VIGENTE a partir del 01-01-2026

Nueva Ley publicada en el Diario Oficial de la Federación el 7 de noviembre de 2025

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

CLAUDIA SHEINBAUM PARDO, Presidenta de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que el Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“EL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS, DECRETA:

SE EXPIDE LA LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

Artículo Único.- Se expide la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2026.

LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

Capítulo I

De los Ingresos y el Endeudamiento Público

Artículo 1o. En el ejercicio fiscal de 2026, la Federación percibirá los ingresos provenientes de los conceptos y en las cantidades estimadas en millones de pesos que a continuación se enumeran:

CONCEPTO	Ingreso Estimado
TOTAL	10,193,683.7
1. Impuestos	5,838,541.1
11. Impuestos Sobre los Ingresos:	3,070,149.1
01. Impuesto sobre la renta.	3,070,149.1
12. Impuestos Sobre el Patrimonio.	0.0
13. Impuestos Sobre la Producción, el Consumo y las Transacciones:	2,370,732.7
01. Impuesto al valor agregado.	1,589,069.0
02. Impuesto especial sobre producción y servicios:	761,501.9
01. Combustibles automotrices:	473,279.1
01. Artículo 2o., fracción I, inciso D).	432,487.9
02. Artículo 2o.-A.	40,791.2
02. Bebidas con contenido alcohólico y cerveza:	81,518.8
01. Bebidas alcohólicas.	27,780.2
02. Cervezas y bebidas refrescantes.	53,738.6
03. Tabacos labrados y otros.	62,097.5
04. Juegos con apuestas y sorteos.	5,024.7
05. Redes públicas de telecomunicaciones.	8,486.8
06. Bebidas energetizantes.	100.2
07. Bebidas saborizadas.	75,290.0
08. Alimentos no básicos con alta densidad calórica.	42,856.1
09. Plaguicidas.	2,148.0
10. Combustibles fósiles.	10,517.7
11. Videojuegos con violencia.	183.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

03. Impuesto sobre automóviles nuevos.	20,161.8
14. Impuestos al Comercio Exterior:	254,756.8
01. Impuestos al comercio exterior:	254,756.8
01. A la importación.	254,756.8
02. A la exportación.	0.0
15. Impuestos Sobre Nóminas y Asimilables.	0.0
16. Impuestos Ecológicos.	0.0
17. Accesorios de impuestos:	135,769.4
01. Accesorios de impuestos.	135,769.4
18. Otros impuestos:	7,070.4
01. Impuesto por la actividad de exploración y extracción de hidrocarburos.	7,070.4
02. Impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación.	0.0
19. Impuestos no comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	62.7
2. Cuotas y Aportaciones de Seguridad Social	641,782.1
21. Aportaciones para Fondos de Vivienda:	0.0
01. Aportaciones y abonos retenidos a trabajadores por patrones para el Fondo Nacional de la Vivienda para los Trabajadores.	0.0
22. Cuotas para la Seguridad Social:	641,782.1
01. Cuotas para el Seguro Social a cargo de patrones y trabajadores.	641,782.1
23. Cuotas de Ahorro para el Retiro:	0.0
01. Cuotas del Sistema de Ahorro para el Retiro a cargo de los patrones.	0.0
24. Otras Cuotas y Aportaciones para la Seguridad Social:	0.0
01. Cuotas para el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado a cargo de los citados trabajadores.	0.0
02. Cuotas para el Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas a cargo de los militares.	0.0
25. Accesorios de Cuotas y Aportaciones de Seguridad Social.	0.0
3. Contribuciones de Mejoras	39.6
31. Contribuciones de Mejoras por Obras Públicas:	39.6
01. Contribución de mejoras por obras públicas de infraestructura hidráulica.	39.6
39. Contribuciones de Mejoras no Comprendidas en la Ley de Ingresos Vigente, Causadas en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
4. Derechos	157,081.7
41. Derechos por el Uso, Goce, Aprovechamiento o Explotación de Bienes de Dominio Público:	81,380.2
01. Secretaría de Hacienda y Crédito Público.	2,601.4
02. Secretaría Anticorrupción y Buen Gobierno.	0.0
03. Secretaría de Economía.	14,798.8
04. Secretaría de Infraestructura, Comunicaciones y Transportes.	17,955.6

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

05. Secretaría de Medio Ambiente y Recursos Naturales.	26,642.9
06. Secretaría de Agricultura y Desarrollo Rural.	54.0
07. Secretaría del Trabajo y Previsión Social.	0.0
08. Secretaría de Educación Pública.	0.0
09. Agencia de Transformación Digital y Telecomunicaciones.	17,734.9
10. Secretaría de Cultura.	1,154.0
11. Secretaría de Salud.	0.0
12. Secretaría de Marina.	438.6
13. Secretaría de Seguridad y Protección Ciudadana.	0.0
43. Derechos por Prestación de Servicios:	75,701.5
01. Servicios que presta el Estado en funciones de derecho público:	75,701.5
01. Secretaría de Gobernación.	34,038.2
02. Secretaría de Relaciones Exteriores.	14,028.7
03. Secretaría de la Defensa Nacional.	420.3
04. Secretaría de Marina.	630.2
05. Secretaría de Hacienda y Crédito Público.	15,068.7
06. Secretaría Anticorrupción y Buen Gobierno.	899.9
07. Secretaría de Energía.	820.2
08. Secretaría de Economía.	7.9
09. Secretaría de Agricultura y Desarrollo Rural.	1,875.0
10. Secretaría de Infraestructura, Comunicaciones y Transportes.	1,657.7
11. Secretaría de Medio Ambiente y Recursos Naturales:	1,863.3
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	62.3
02. Otros.	1,801.0
12. Secretaría de Educación Pública.	2,293.8
13. Secretaría de Salud.	1,671.6
14. Secretaría del Trabajo y Previsión Social.	0.0
15. Secretaría de Desarrollo Agrario, Territorial y Urbano.	83.0
16. Secretaría de Turismo.	0.0
17. Agencia de Transformación Digital y Telecomunicaciones.	40.6
18. Secretaría de Cultura.	77.1
19. Secretaría de Seguridad y Protección Ciudadana.	225.3
20. Secretaría de Bienestar.	0.0
44. Otros Derechos.	0.0
45. Accesorios de Derechos.	0.0
49. Derechos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
5. Productos	16,488.3
51. Productos:	16,488.3
01. Por los servicios que no correspondan a funciones de derecho público.	165.6
02. Derivados del uso, aprovechamiento o enajenación de bienes no sujetos al régimen de dominio público:	16,322.7
01. Explotación de tierras y aguas.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

02. Arrendamiento de tierras, locales y construcciones.	0.0
03. Enajenación de bienes:	3,985.6
01. Muebles.	3,561.6
02. Inmuebles.	424.0
04. Intereses de valores, créditos y bonos.	11,736.9
05. Utilidades:	600.0
01. De organismos descentralizados y empresas de participación estatal.	0.0
02. De Lotería Nacional.	600.0
03. Otras.	0.0
06. Otros.	0.2
59. Productos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
6. Aprovechamientos	203,520.5
61. Aprovechamientos:	201,723.3
01. Multas.	4,769.2
02. Indemnizaciones.	2,408.0
03. Reintegros:	6,190.30
01. Sostenimiento de las escuelas artículo 123.	0.0
02. Servicio de vigilancia forestal.	0.3
03. Otros.	6,190.0
04. Provenientes de obras públicas de infraestructura hidráulica.	4,304.7
05. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre herencias y legados expedidas de acuerdo con la Federación.	0.0
06. Participaciones en los ingresos derivados de la aplicación de leyes locales sobre donaciones expedidas de acuerdo con la Federación.	0.0
07. Aportaciones de los Estados, Municipios y particulares para el servicio del Sistema Escolar Federalizado.	0.0
08. Cooperación de la Ciudad de México por servicios públicos locales prestados por la Federación.	0.0
09. Cooperación de los Gobiernos de Estados y Municipios y de particulares para alcantarillado, electrificación, caminos y líneas telegráficas, telefónicas y para otras obras públicas.	0.0
10. 5 por ciento de días de cama a cargo de establecimientos particulares para internamiento de enfermos y otros destinados a la Secretaría de Salud.	0.0
11. Participaciones a cargo de los concesionarios de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica.	2,723.2
12. Participaciones señaladas por la Ley Federal de Juegos y Sorteos.	2,578.3
13. Regalías provenientes de fondos y explotación minera.	0.0
14. Aportaciones de contratistas de obras públicas.	31.9
15. Destinados al Fondo para el Desarrollo Forestal:	14.8
01. Aportaciones que efectúen los Gobiernos de la Ciudad de México, Estatales y Municipales, los organismos y entidades públicas, sociales y los particulares.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

02. De las reservas nacionales forestales.	0.0
03. Aportaciones al Instituto Nacional de Investigaciones Forestales, Agrícolas y Pecuarias.	0.0
04. Otros conceptos.	14.8
16. Cuotas Compensatorias.	1,807.2
17. Hospitales Militares.	0.0
18. Participaciones por la explotación de obras del dominio público señaladas por la Ley Federal del Derecho de Autor.	0.0
19. Provenientes de decomiso y de bienes que pasan a propiedad del Fisco Federal.	337.0
20. Provenientes del programa de mejoramiento de los medios de informática y de control de las autoridades aduaneras.	3,496.9
21. No comprendidos en los incisos anteriores provenientes del cumplimiento de convenios celebrados en otros ejercicios.	0.0
22. Otros:	171,113.8
01. Remanente de operación del Banco de México.	0.0
02. Utilidades por Recompra de Deuda.	0.0
03. Rendimiento mínimo garantizado.	0.0
04. Otros.	171,113.8
23. Provenientes de servicios en materia energética:	1,948.0
01. Agencia Nacional de Seguridad Industrial y de Protección al Medio Ambiente del Sector Hidrocarburos.	91.4
02. Secretaría de Energía.	659.3
03. Comisión Nacional de Energía.	1,197.3
62. Aprovechamientos Patrimoniales:	1,176.2
01. Recuperaciones de capital:	1,176.2
01. Fondos entregados en fideicomiso, a favor de Entidades Federativas y empresas públicas.	0.1
02. Fondos entregados en fideicomiso, a favor de empresas privadas y a particulares.	10.2
03. Inversiones en obras de agua potable y alcantarillado.	0.0
04. Desincorporaciones.	0.0
05. Otros.	1,165.9
63. Accesorios de Aprovechamientos.	621.0
69. Aprovechamientos no Comprendidos en la Ley de Ingresos Vigente, Causados en Ejercicios Fiscales Anteriores Pendientes de Liquidación o Pago.	0.0
7. Ingresos por Ventas de Bienes, Prestación de Servicios y Otros Ingresos	1,630,973.6
71. Ingresos por Venta de Bienes y Prestación de Servicios de Instituciones Públicas de Seguridad Social:	123,819.2
01. Instituto Mexicano del Seguro Social.	62,799.2
02. Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.	61,020.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

72. Ingresos por Ventas de Bienes y Prestación de Servicios de Empresas Públicas del Estado:	1,507,154.4
01. Petróleos Mexicanos.	971,677.2
02. Comisión Federal de Electricidad.	535,477.2
73. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales y Fideicomisos No Empresariales y No Financieros.	0.0
74. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales No Financieras con Participación Estatal Mayoritaria.	0.0
75. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras Monetarias con Participación Estatal Mayoritaria.	0.0
76. Ingresos por Venta de Bienes y Prestación de Servicios de Entidades Paraestatales Empresariales Financieras No Monetarias con Participación Estatal Mayoritaria.	0.0
77. Ingresos por Venta de Bienes y Prestación de Servicios de Fideicomisos Financieros Públicos con Participación Estatal Mayoritaria.	0.0
78. Ingresos por Venta de Bienes y Prestación de Servicios de los Poderes Legislativo y Judicial, y de los Órganos Autónomos.	0.0
79. Otros Ingresos.
8. Participaciones, Aportaciones, Convenios, Incentivos Derivados de la Colaboración Fiscal y Fondos Distintos de Aportaciones	0.0
81. Participaciones.	0.0
82. Aportaciones.	0.0
83. Convenios.	0.0
84. Incentivos Derivados de la Colaboración Fiscal.	0.0
85. Fondos Distintos de Aportaciones.	0.0
9. Transferencias, Asignaciones, Subsidios y Subvenciones, y Pensiones y Jubilaciones	232,630.4
91. Transferencias y Asignaciones.	0.0
93. Subsidios y Subvenciones.	0.0
95. Pensiones y jubilaciones.	0.0
97. Transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo:	232,630.4
01. Ordinarias.	232,630.4
02. Extraordinarias.	0.0
10. Ingresos Derivados de Financiamientos	1,472,626.4
01. Endeudamiento interno:	1,858,397.4
01. Endeudamiento interno del Gobierno Federal.	1,779,541.7
02. Otros financiamientos:	78,855.7
01. Diferimiento de pagos.	78,855.7
02. Otros.	0.0

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

02.Endeudamientoexterno:	0.0
01. Endeudamiento externo del Gobierno Federal.	0.0
03.FinanciamientoInterno.
04.Déficitde organismos y empresas de control directo.	-101,616.2
05.Déficitde empresas públicas del Estado.	-284,154.8
Informativo: Endeudamiento neto del Gobierno Federal (0.01.01+0.02.01)	1,779,541.7

Cuando una ley que establezca alguno de los ingresos previstos en este artículo, contenga disposiciones que señalen otros ingresos, estos últimos se considerarán comprendidos en el numeral que corresponda a los ingresos a que se refiere este precepto.

Derivado del monto de ingresos fiscales a obtener durante el ejercicio fiscal de 2026, se proyecta una recaudación federal participable por 5 billones 339 mil 634 millones de pesos.

Se estima que durante el ejercicio fiscal de 2026, en términos monetarios, el pago en especie del impuesto sobre servicios expresamente declarados de interés público por ley, en los que intervengan empresas concesionarias de bienes del dominio directo de la Nación, previsto en la Ley que establece, reforma y adiciona las disposiciones relativas a diversos impuestos publicada en el Diario Oficial de la Federación el 31 de diciembre de 1968, ascenderá al equivalente de 500 millones de pesos.

Los recursos que durante el ejercicio fiscal de 2026 se destinen al Fondo de Estabilización de los Ingresos de las Entidades Federativas en términos de las disposiciones aplicables, podrán utilizarse para cubrir las obligaciones derivadas de los esquemas que se instrumenten o se hayan instrumentado para potenciar los recursos de dicho fondo, en los términos dispuestos por la Secretaría de Hacienda y Crédito Público.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá transferir a la Reserva Financiera y Actuarial del Seguro de Salud, el excedente de la Reserva de Operación para Contingencias y Financiamiento sobre el monto establecido en el artículo 240 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Para el ejercicio fiscal de 2026, el gasto en inversión física, inversión financiera e inversión en desarrollo de capital humano del sector público presupuestario, aprobado en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2026, no se contabilizará hasta un monto equivalente a 3.6 por ciento del Producto Interno Bruto para efectos del equilibrio presupuestario previsto en el artículo 17 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria. Se entenderá por inversión en desarrollo de capital humano al gasto programable destinado a educación, salud pública preventiva y formación o certificación de competencias, que incremente de forma sostenible la productividad y los ingresos de la población. Se excluyen transferencias no condicionadas, pensiones, subsidios generalizados y gasto administrativo.

Artículo 2o. Se autoriza al Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, para contratar y ejercer créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, en los términos de la Ley Federal de Deuda Pública y para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2026, por un monto de endeudamiento neto interno hasta por 1 billón 780 mil millones de pesos.

Asimismo, la persona titular del Ejecutivo Federal podrá contratar obligaciones constitutivas de deuda pública interna adicionales a lo autorizado, siempre que el endeudamiento neto externo sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. La persona titular del Ejecutivo Federal queda autorizada para contratar y ejercer en el exterior créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, para el financiamiento del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2026, así como para canjear o refinanciar obligaciones del sector público federal, a efecto de obtener un monto de endeudamiento neto externo de hasta 15 mil 500 millones de dólares de los Estados Unidos de América, el cual incluye el monto de endeudamiento neto externo que se ejercería con organismos financieros internacionales. De igual forma, el Ejecutivo Federal y las entidades podrán contratar obligaciones constitutivas de deuda pública externa adicionales a lo autorizado, siempre que el endeudamiento neto interno sea menor al establecido en el presente artículo en un monto equivalente al de dichas obligaciones adicionales. El cómputo de lo anterior se realizará, en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2026 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

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LEY DE INGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL DE 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nueva Ley DOF 07-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

También se autoriza al Ejecutivo Federal para que, a través de la Secretaría de Hacienda y Crédito Público, emita valores en moneda nacional y contrate empréstitos para canje o refinanciamiento de obligaciones del erario federal, en los términos de la Ley Federal de Deuda Pública. Asimismo, la persona titular del Ejecutivo Federal queda autorizada para contratar créditos o emitir valores en el exterior con el objeto de canjear o refinanciar endeudamiento externo.

Las operaciones a las que se refiere el párrafo anterior no deberán implicar endeudamiento neto adicional al autorizado para el ejercicio fiscal de 2026.

Los montos establecidos en el artículo 1o., numeral 0 “Ingresos Derivados de Financiamientos” de esta Ley, así como el monto de endeudamiento neto interno consignado en este artículo, se verán, en su caso, modificados en lo conducente como resultado de la distribución, entre el Gobierno federal y los organismos y empresas de control directo, de los montos autorizados en el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2026.

Artículo 3o. Se autoriza al Instituto para la Protección al Ahorro Bancario a contratar créditos o emitir valores con el único objeto de canjear o refinanciar exclusivamente sus obligaciones financieras, a fin de hacer frente a sus obligaciones de pago, otorgar liquidez a sus títulos y, en general, mejorar los términos y condiciones de sus obligaciones financieras. Los recursos obtenidos con esta autorización únicamente se podrán aplicar en los términos establecidos en la Ley de Protección al Ahorro Bancario, incluidos sus artículos transitorios. Sobre estas operaciones de canje y refinanciamiento se deberá informar trimestralmente al Congreso de la Unión.

El Banco de México actuará como agente financiero del Instituto para la Protección al Ahorro Bancario, para la emisión, colocación, compra y venta, en el mercado nacional, de los valores representativos de la deuda del citado Instituto y, en general, para el servicio de dicha deuda. El Banco de México también podrá operar por cuenta propia con los valores referidos.

En el evento de que en las fechas en que corresponda efectuar pagos por principal o intereses de los valores que el Banco de México coloque por cuenta del Instituto para la Protección al Ahorro Bancario, este no tenga recursos suficientes para cubrir dichos pagos en la cuenta que, para tal efecto, le lleve el Banco de México, el propio Banco deberá proceder a emitir y colocar valores a cargo del Instituto para la Protección al Ahorro Bancario, por cuenta de este y por el importe necesario para cubrir los pagos que correspondan. Al determinar las características de la emisión y de la colocación, el citado Banco procurará las mejores condiciones para el mencionado Instituto dentro de lo que el mercado permita.

El Banco de México deberá efectuar la colocación de los valores a que se refiere el párrafo anterior en un plazo no mayor de 15 días hábiles contado a partir de la fecha en que se presente la insuficiencia de fondos en la cuenta del Instituto para la Protección al Ahorro Bancario. Excepcionalmente, la Junta de Gobierno del Banco de México podrá ampliar este plazo una o más veces por un plazo conjunto no mayor de tres meses, si ello resulta conveniente para evitar trastornos en el mercado financiero.

En cumplimiento al artículo 45 de la Ley de Protección al Ahorro Bancario, se dispone que, en tanto se efectúe la colocación referida en el párrafo anterior, el Banco de México podrá cargar la cuenta corriente que le lleva a la Tesorería de la Federación, sin que se requiera la instrucción de la persona titular de dicha Tesorería, para atender el servicio de la deuda que emita el Instituto para la Protección al Ahorro Bancario. El Banco de México deberá abonar a la cuenta corriente de la Tesorería de la Federación el importe de la colocación de valores que efectúe en términos de este artículo.

Artículo 4o. Se autoriza para Petróleos Mexicanos la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 160 mil 619.6 millones de pesos, y un monto de endeudamiento neto externo de hasta 5 mil 342.1 millones de dólares de los Estados Unidos de América; asimismo, se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

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Se autoriza para la Comisión Federal de Electricidad la contratación y ejercicio de créditos, empréstitos y otras formas del ejercicio del crédito público, incluso mediante la emisión de valores, así como el canje o refinanciamiento de sus obligaciones constitutivas de deuda pública, a efecto de obtener un monto de endeudamiento neto interno de hasta 8 mil 764.2 millones de pesos, y un monto de endeudamiento neto externo de hasta 969.0 millones de dólares de los Estados Unidos de América; asimismo, se podrán contratar obligaciones constitutivas de deuda pública interna o externa adicionales a lo autorizado, siempre que el endeudamiento neto externo o interno, respectivamente, sea menor al establecido en este párrafo en un monto equivalente al de dichas obligaciones adicionales. El uso del endeudamiento anterior deberá cumplir con la meta de balance financiero aprobado.

El cómputo de lo establecido en los dos párrafos anteriores se realizará en una sola ocasión, el último día hábil bancario del ejercicio fiscal de 2026 considerando el tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la República Mexicana que publique el Banco de México en el Diario Oficial de la Federación, así como la equivalencia del peso mexicano con otras monedas que dé a conocer el propio Banco de México, en todos los casos en la fecha en que se hubieren realizado las operaciones correspondientes.

El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, podrá contratar obligaciones constitutivas de deuda pública interna o externa adicionales a las autorizadas en los párrafos primero y segundo del artículo 2o. de esta Ley, siempre que el endeudamiento neto externo o interno, respectivamente, de Petróleos Mexicanos o de la Comisión Federal de Electricidad sea menor al autorizado en el presente artículo, en un monto equivalente al de las citadas obligaciones adicionales. La Secretaría de Hacienda y Crédito Público podrá entregar dichos montos a las empresas públicas del Estado antes mencionadas en la forma y términos que determine.

Se autoriza al Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, a contratar créditos, empréstitos y otras formas de crédito público, incluso mediante la emisión de valores, con el fin de llevar a cabo operaciones de canje y refinanciamiento de obligaciones de deuda de las empresas públicas del Estado a que se refieren los párrafos primero y segundo del presente artículo, dentro del monto global de endeudamiento autorizado. Lo dispuesto en el presente párrafo no implica la autorización de endeudamiento adicional para el Gobierno federal en el ejercicio fiscal de 2026.

Artículo 5o. Se autoriza a la banca de desarrollo, a los fondos de fomento y al Instituto del Fondo Nacional para el Consumo de los Trabajadores un monto conjunto de déficit por intermediación financiera, definida como el Resultado de Operación que considera la Constitución Neta de Reservas Crediticias Preventivas, de cero pesos para el ejercicio fiscal de 2026.

El monto autorizado conforme al párrafo anterior podrá ser adecuado previa autorización del órgano de gobierno de la entidad de que se trate y con la opinión favorable de la Secretaría de Hacienda y Crédito Público.

Artículo 6o. Se autoriza para la Ciudad de México la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para un endeudamiento neto de 3 mil 500 millones de pesos para el financiamiento de obras contempladas en el Presupuesto de Egresos de la Ciudad de México para el Ejercicio Fiscal 2026. Asimismo, se autoriza la contratación y ejercicio de créditos, empréstitos y otras formas de crédito público para realizar operaciones de canje, refinanciamiento o reestructura de la deuda pública de la Ciudad de México.

El ejercicio del monto de endeudamiento autorizado se sujetará a lo dispuesto en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

Artículo 7o. En el ejercicio fiscal de 2026, la Federación percibirá los ingresos por proyectos de infraestructura productiva de largo plazo de inversión financiada directa y condicionada de la Comisión Federal de Electricidad por un total de 509 mil 256.2 millones de pesos, de los cuales 317 mil 801.4 millones de pesos corresponden a inversión directa y 191 mil 454.9 millones de pesos a inversión condicionada.

Artículo 8o. Se autoriza al Ejecutivo Federal a contratar proyectos de infraestructura productiva de largo plazo de la Comisión Federal de Electricidad en los términos de los artículos 18 de la Ley Federal de Deuda Pública y 32, párrafos segundo a sexto, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como del Título Cuarto, Capítulo XIV del Reglamento de este último ordenamiento, por un total de 32 mil 472.7 millones de pesos que corresponde a catorce proyectos de inversión directa.

Artículo 9o. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar las compensaciones que deban cubrir los organismos descentralizados y las empresas de participación estatal, por los bienes federales aportados o asignados a dichas entidades paraestatales para su explotación o en relación con el monto de los productos o ingresos brutos que perciban.

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Artículo 10. Petróleos Mexicanos deberá presentar las declaraciones, hacer los pagos y cumplir con las obligaciones de retener y enterar las contribuciones a cargo de terceros, ante la Tesorería de la Federación, a través del esquema para la presentación de declaraciones que para tal efecto establezca el Servicio de Administración Tributaria.

Los gastos de mantenimiento y operación de los proyectos integrales de infraestructura de Petróleos Mexicanos que, hasta antes de la entrada en vigor del Decreto por el que se adicionan y reforman diversas disposiciones de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, publicado en el Diario Oficial de la Federación el 13 de noviembre de 2008, eran considerados proyectos de infraestructura productiva de largo plazo en términos del artículo 32 de dicha ley, serán registrados como inversión.

Capítulo II

De las Facilidades Administrativas y Beneficios Fiscales

Artículo 11. En los casos de prórroga para el pago de créditos fiscales se causarán recargos:

I.	Al 1.38 por ciento mensual sobre los saldos insolutos, y

II.

Cuando de conformidad con el Código Fiscal de la Federación, se autorice el pago a plazos, se aplicará la tasa de recargos que a continuación se establece, sobre los saldos y durante el periodo de que se trate:

1.	De los pagos a plazos en parcialidades de hasta 12 meses, la tasa de recargos será del 1.42 por ciento mensual.

2.	De los pagos a plazos en parcialidades de más de 12 meses y hasta de 24 meses, la tasa de recargos será de 1.63 por ciento mensual.

3.	De los pagos a plazos en parcialidades superiores a 24 meses, así como tratándose de pagos a plazo diferido, la tasa de recargos será de 1.97 por ciento mensual.

Las tasas de recargos establecidas en la fracción II de este artículo incluyen la actualización realizada conforme a lo establecido por el Código Fiscal de la Federación.

Artículo 12. Se ratifican los acuerdos y disposiciones de carácter general expedidos en el Ramo de Hacienda, de las que hayan derivado beneficios otorgados en términos de la presente Ley, así como por los que se haya dejado en suspenso total o parcialmente el cobro de gravámenes y las resoluciones dictadas por la Secretaría de Hacienda y Crédito Público sobre la causación de tales gravámenes.

Se ratifican los convenios que se hayan celebrado entre la Federación por una parte y las entidades federativas, incluidos sus organismos autónomos por disposición constitucional, y sus organismos públicos descentralizados, y los municipios, por la otra, en los que se finiquiten adeudos entre ellos. También se ratifican los convenios que se hayan celebrado o se celebren entre la Federación por una parte y las entidades federativas, por la otra, en los que se señalen los incentivos que perciben las propias entidades federativas y, en su caso, los municipios, por los bienes que pasen a propiedad del Fisco Federal, provenientes de comercio exterior, incluidos los sujetos a un procedimiento establecido en la legislación aduanera o fiscal federal, así como los abandonados a favor del Gobierno federal.

En virtud de lo señalado en el párrafo anterior, no se aplicará lo dispuesto en el artículo 6 bis de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Artículo 13. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar los aprovechamientos que se cobrarán en el ejercicio fiscal de 2026, incluso por el uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación o por la prestación de servicios en el ejercicio de las funciones de derecho público por los que no se establecen derechos o que por cualquier causa legal no se paguen.

Para establecer el monto de los aprovechamientos se tomarán en consideración criterios de eficiencia económica y de saneamiento financiero y, en su caso, se estará a lo siguiente:

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I.

La cantidad que deba cubrirse por concepto del uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios que tienen referencia internacional, se fijará considerando el cobro que se efectúe por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, de similares características, en países con los que México mantiene vínculos comerciales;

II.

Los aprovechamientos que se cobren por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, que no tengan referencia internacional, se fijarán considerando el costo de estos, siempre que se derive de una valuación de dichos costos en los términos de eficiencia económica y de saneamiento financiero, y

III.

Se podrán establecer aprovechamientos diferenciales por el uso, goce, aprovechamiento o explotación de bienes o por la prestación de servicios, cuando estos respondan a estrategias de comercialización o racionalización y se otorguen de manera general.

Durante el ejercicio fiscal de 2026, la Secretaría de Hacienda y Crédito Público, mediante resoluciones de carácter particular, aprobará los montos de los aprovechamientos que cobren las dependencias de la Administración Pública Federal, salvo cuando su determinación y cobro se encuentre previsto en otras leyes. Para tal efecto, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2026, los montos de los aprovechamientos que se cobren de manera regular. Los aprovechamientos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2026. Asimismo, los aprovechamientos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los aprovechamientos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa de la persona servidora pública facultada o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

Las autorizaciones para fijar o modificar las cuotas de los aprovechamientos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2026, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los aprovechamientos que perciba la dependencia correspondiente.

Las cuotas de los aprovechamientos que autorice la Secretaría de Hacienda y Crédito Público, deberán ser publicadas en el Diario Oficial de la Federación por las dependencias que soliciten el cobro autorizado.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de las instituciones de banca de desarrollo o de las entidades paraestatales que formen parte del sistema financiero o de los fideicomisos públicos de fomento u otros fideicomisos públicos coordinados por dicha Secretaría, ya sea de los ingresos que obtengan o con motivo de la garantía soberana del Gobierno federal, o tratándose de recuperaciones de capital o del patrimonio, según sea el caso, los recursos correspondientes se destinarán por la propia Secretaría prioritariamente a la capitalización de cualquiera de dichas entidades, incluida la aportación de recursos al patrimonio de cualquiera de dichos fideicomisos o a fomentar acciones que les permitan cumplir con sus respectivos mandatos, o a programas y proyectos de inversión, sin perjuicio de lo previsto en el párrafo tercero del artículo 16 de la presente Ley.

Cuando la Secretaría de Hacienda y Crédito Público obtenga un aprovechamiento a cargo de cualquier otra entidad paraestatal distinta de las señaladas en el párrafo anterior, dichos ingresos serán concentrados en la Tesorería de la Federación bajo dicha naturaleza, a efecto de que sean destinados a programas presupuestarios que permitan cumplir con el Plan Nacional de Desarrollo y los programas que de él deriven, sin perjuicio de lo establecido en los párrafos noveno, décimo y décimo primero del presente artículo.

Cuando la Secretaría de Hacienda y Crédito Público fije un aprovechamiento a las Empresas de Participación Estatal Mayoritaria Administradoras del Sistema Portuario Nacional con cargo a sus disponibilidades, dichos recursos se concentrarán en la Tesorería de la Federación y se destinarán en un 90 por ciento a la Secretaría de Marina para aportarlos al Fideicomiso para el Desarrollo Marítimo Nacional, a efecto de utilizarlos en las adquisiciones de bienes, prestación de servicios y obras públicas que contrate con el fin de llevar a cabo proyectos de inversión en infraestructura, que tengan como propósito el desarrollo y fortalecimiento de las Empresas de Participación Estatal Mayoritaria Administradoras del Sistema Portuario Nacional e impulsar el Desarrollo Marítimo Nacional sostenible e integral, y en un 10 por ciento, al organismo público descentralizado denominado Corredor Interoceánico del Istmo de Tehuantepec, para la operación, programas y proyectos de dicha entidad.

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Los aprovechamientos que deban cubrir los administradores portuarios como contraprestación conforme a lo previsto en los artículos 23 BIS y 37 de la Ley de Puertos, en términos de los títulos de concesión correspondientes, se concentrarán en la Tesorería de la Federación y se destinarán en un 90 por ciento a la Secretaría de Marina para aportarlos al Fideicomiso para el Desarrollo Marítimo Nacional, a efecto de utilizarlos en las adquisiciones de bienes, prestación de servicios y obras públicas que contrate con el fin de llevar a cabo proyectos de inversión en infraestructura, que tengan como propósito el desarrollo y fortalecimiento de las Empresas de Participación Estatal Mayoritaria Administradoras del Sistema Portuario Nacional e impulsar el Desarrollo Marítimo Nacional sostenible e integral, y en un 10 por ciento, al organismo público descentralizado denominado Corredor Interoceánico del Istmo de Tehuantepec, para la operación, programas y proyectos de dicha entidad.

Los aprovechamientos provenientes de las contraprestaciones que las personas titulares de concesiones o asignaciones para la administración, operación, explotación y, en su caso, construcción de aeropuertos deban cubrir al Gobierno federal, se concentrarán en la Tesorería de la Federación y se destinarán en un 60 por ciento a la Secretaría de la Defensa Nacional y en un 40 por ciento a la Secretaría de Marina, para el fortalecimiento de los sistemas aeroportuarios bajo la coordinación de dichas dependencias. Para efectos de lo anterior, las secretarías de la Defensa Nacional y de Marina aportarán los recursos que correspondan a los fideicomisos públicos federales sin estructura constituidos para tal fin, en los que dichas secretarías fungen como unidades responsables de estos fideicomisos.

Los ingresos excedentes provenientes de los aprovechamientos a que se refiere el artículo 1o., numerales 6.61.11, 6.61.22.04 y 6.62.01.04 de esta Ley por concepto de participaciones a cargo de las personas concesionarias de vías generales de comunicación y de empresas de abastecimiento de energía eléctrica, de otros aprovechamientos y de desincorporaciones distintos de entidades paraestatales, respectivamente, se podrán destinar, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a programas y proyectos de inversión.

En tanto no sean autorizados los aprovechamientos a que se refiere este artículo para el ejercicio fiscal de 2026, se aplicarán los vigentes al 31 de diciembre de 2025, multiplicados por el factor que corresponda según el mes en el que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

MES	FACTOR
Enero	1.0379
Febrero	1.0350
Marzo	1.0321
Abril	1.0289
Mayo	1.0255
Junio	1.0226
Julio	1.0198
Agosto	1.0170
Septiembre	1.0084
Octubre	1.0076
Noviembre	1.0014
Diciembre	0.9965

En el caso de aprovechamientos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2026 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2025 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2026.

Los aprovechamientos por concepto de multas, sanciones, penas convencionales, cuotas compensatorias, recuperaciones de capital, aquellos aprovechamientos a que se refieren la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, la Ley Federal de Competencia Económica, y la Ley en Materia de Telecomunicaciones y Radiodifusión, así como los accesorios de los aprovechamientos no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

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Tratándose de aprovechamientos que no hayan sido cobrados en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los aprovechamientos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

En aquellos casos en los que se incumpla con la obligación de presentar los comprobantes de pago de los aprovechamientos a que se refiere este artículo en los plazos que para tales efectos se fijen, la persona prestadora del servicio o la persona otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación de que se trate, procederá conforme a lo dispuesto en el artículo 3o. de la Ley Federal de Derechos.

La persona prestadora del servicio o la persona otorgante del uso, goce, aprovechamiento o explotación de bienes sujetos al régimen de dominio público de la Federación, deberá informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2026, los conceptos y montos de los ingresos que hayan percibido por aprovechamientos, así como de las concentraciones efectuadas a la Tesorería de la Federación por dichos conceptos, durante el ejercicio fiscal inmediato anterior.

Los sujetos a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2026, respecto de los ingresos y su concepto que hayan percibido por aprovechamientos durante el primer semestre del ejercicio fiscal en curso, así como de los que tengan programado percibir durante el segundo semestre de dicho ejercicio.

Artículo 14. El Ejecutivo Federal, por conducto de la Secretaría de Hacienda y Crédito Público, queda autorizado para fijar o modificar, mediante resoluciones de carácter particular, las cuotas de los productos que pretendan cobrar las dependencias durante el ejercicio fiscal de 2026, aun cuando su cobro se encuentre previsto en otras leyes.

Las autorizaciones para fijar o modificar las cuotas de los productos que otorgue la Secretaría de Hacienda y Crédito Público durante el ejercicio fiscal de 2026, sólo surtirán sus efectos para ese año y, en su caso, dicha Secretaría autorizará el destino específico para los productos que perciba la dependencia correspondiente.

Para los efectos del párrafo anterior, las dependencias interesadas estarán obligadas a someter para su aprobación, durante los meses de enero y febrero de 2026, los montos de los productos que se cobren de manera regular. Los productos que no sean sometidos a la aprobación de la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate a partir del 1 de marzo de 2026. Asimismo, los productos cuya autorización haya sido negada por la Secretaría de Hacienda y Crédito Público, no podrán ser cobrados por la dependencia de que se trate, a partir de la fecha en que surta efectos la notificación de la resolución respectiva. Las solicitudes que formulen las dependencias y la autorización de los productos por parte de la Secretaría de Hacienda y Crédito Público, se realizarán mediante la emisión de documentos con la firma autógrafa de la persona servidora pública facultada o certificados digitales, equipos o sistemas automatizados; para lo cual, en sustitución de la firma autógrafa, se emplearán medios de identificación electrónica y la firma electrónica avanzada, en términos de las disposiciones aplicables.

El uso de los medios de identificación electrónica a que se refiere el párrafo anterior producirá los mismos efectos que las disposiciones jurídicas otorgan a los documentos con firma autógrafa y, en consecuencia, tendrán el mismo valor vinculatorio.

En tanto no sean autorizados los productos a que se refiere este artículo para el ejercicio fiscal de 2026, se aplicarán los vigentes al 31 de diciembre de 2025, multiplicados por el factor que corresponda según el mes en que fueron autorizados o, en el caso de haberse realizado una modificación posterior, a partir de la última vez en la que fueron modificados en dicho ejercicio fiscal, conforme a la tabla siguiente:

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MES	FACTOR
Enero	1.0379
Febrero	1.0350
Marzo	1.0321
Abril	1.0289
Mayo	1.0255
Junio	1.0226
Julio	1.0198
Agosto	1.0170
Septiembre	1.0084
Octubre	1.0076
Noviembre	1.0014
Diciembre	0.9965

En el caso de productos que, en el ejercicio inmediato anterior, se hayan fijado en porcentajes, se continuarán aplicando durante el ejercicio fiscal de 2026 los porcentajes autorizados por la Secretaría de Hacienda y Crédito Público que se encuentren vigentes al 31 de diciembre de 2025 hasta en tanto dicha Secretaría no emita respuesta respecto de la solicitud de autorización para el ejercicio fiscal de 2026.

Los productos por concepto de penas convencionales, los que se establezcan como contraprestación derivada de una licitación, subasta o remate, los intereses, así como aquellos productos que provengan de arrendamientos o enajenaciones efectuadas tanto por el Instituto de Administración y Avalúos de Bienes Nacionales como por el Instituto para Devolver al Pueblo lo Robado y los accesorios de los productos, no requieren de autorización por parte de la Secretaría de Hacienda y Crédito Público para su cobro.

Tratándose de productos que no se hayan cobrado en el ejercicio inmediato anterior o que no se cobren de manera regular, las dependencias interesadas deberán someter para su aprobación a la Secretaría de Hacienda y Crédito Público el monto de los productos que pretendan cobrar, en un plazo no menor a 10 días anteriores a la fecha de su entrada en vigor.

Las dependencias de la Administración Pública Federal deberán informar a la Secretaría de Hacienda y Crédito Público, a más tardar en el mes de marzo de 2026, los conceptos y montos de los ingresos que hayan percibido por productos, así como de la concentración efectuada a la Tesorería de la Federación por dichos conceptos durante el ejercicio fiscal inmediato anterior.

Las dependencias a que se refiere el párrafo anterior deberán presentar un informe a la Secretaría de Hacienda y Crédito Público, durante los primeros 15 días del mes de julio de 2026 respecto de los ingresos y su concepto que hayan percibido por productos durante el primer semestre del ejercicio fiscal citado, así como de los que tengan programado percibir durante el segundo semestre de dicho ejercicio.

Artículo 15. Los ingresos que perciba el Instituto para Devolver al Pueblo lo Robado durante el ejercicio fiscal de 2026, tendrán el tratamiento siguiente:

I.

Los que obtenga de la enajenación de bienes propiedad del Gobierno federal que hayan sido transferidos por la Tesorería de la Federación, el Instituto deberá descontar los conceptos previstos en el artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, así como los importes necesarios para financiar otras transferencias o mandatos de la propia Tesorería; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en un fondo, manteniéndolo en una subcuenta específica que se destinará a financiar otras transferencias o mandatos, y el remanente se concentrará en la Tesorería de la Federación en términos de las disposiciones aplicables;

II.

Los que obtenga de la enajenación de bienes que pasan a propiedad del Fisco Federal, que hayan sido transferidos por el Servicio de Administración Tributaria, el Instituto deberá descontar los conceptos que correspondan conforme a lo previsto en los artículos 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, así como los importes necesarios para financiar otras transferencias o mandatos de la citada entidad transferente; del monto restante hasta la cantidad que determine la Junta de Gobierno de dicho organismo se depositará en el fondo señalado en la fracción I del presente artículo, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos, y el remanente deberá concentrarse en la Tesorería de la Federación en los términos de las disposiciones aplicables;

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III.

Los que obtenga de la enajenación de bienes de comercio exterior que hayan sido transferidos por las autoridades aduaneras, el Instituto deberá descontar los conceptos que correspondan conforme a lo previsto en los artículos 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, así como los importes necesarios para financiar otras transferencias o mandatos de dichas entidades transferentes; del monto restante hasta la cantidad que determine la Junta de Gobierno del Instituto, se depositará en el fondo señalado en la fracción I del presente artículo, manteniéndolo en una subcuenta específica, que se destinará a financiar otras transferencias o mandatos, incluso para el pago de resarcimientos de bienes procedentes de comercio exterior que el Instituto deba realizar conforme a lo solicitado por la autoridad administrativa, o en cumplimiento de un mandato jurisdiccional; y el remanente será concentrado en la Tesorería de la Federación en los términos de las disposiciones aplicables;

IV.

Los que provengan de la enajenación de bienes, incluidas acciones, por la enajenación y recuperación de activos financieros y por la cesión de derechos, todos ellos propiedad del Gobierno federal, o de cualquier entidad transferente, así como por la desincorporación de entidades, el Instituto deberá descontar, además de los conceptos señalados en los párrafos tercero y cuarto del artículo 17 de la presente Ley, los conceptos que correspondan conforme a lo previsto en los artículos 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, y conforme a lo previsto en el párrafo primero del artículo 90 de la citada ley, se podrá descontar un porcentaje por concepto de gastos indirectos de operación, que no podrá ser mayor del 7 por ciento, el cual será autorizado por la Junta de Gobierno del Instituto para Devolver al Pueblo lo Robado, y se destinará a financiar, junto con los recursos fiscales y patrimoniales, las operaciones de dicho Instituto.

El remanente se concentrará en la Tesorería de la Federación en términos de las disposiciones aplicables;

V.

Los que provengan de la venta de bienes asegurados a favor del Gobierno federal, incluido numerario, así como de los que se obtengan de la conversión de divisas, cuya administración y destino hayan sido encomendados al Instituto, serán destinados a un fondo en los términos del artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, previa deducción de los porcentajes a que hace referencia la fracción anterior y el artículo 93 de dicha ley. Los recursos que se concentren en la Tesorería de la Federación se considerarán aprovechamientos y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables;

VI.

Los que se obtengan de la enajenación de bienes en proceso de extinción de dominio y de aquellos sobre los que sea declarada la extinción de dominio y de sus frutos, así como su monetización en términos de la Ley Nacional de Extinción de Dominio, el Instituto los depositará en una cuenta especial en los términos que establece el artículo 239 de la Ley Nacional de Extinción de Dominio, previa deducción de los conceptos previstos en los artículos 234 y 237 de la ley antes citada.

Los recursos que se depositen en el fondo de reserva a que hace referencia tanto el artículo 237 de la Ley Nacional de Extinción de Dominio como el artículo 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público, se destinarán para restituir aquellos que ordene la autoridad judicial conforme a las disposiciones aplicables;

VII.

Los que provengan de numerario, así como de los que se obtengan de la conversión de divisas y de la enajenación de bienes, activos o empresas, que hayan sido declarados abandonados por parte de las instancias competentes, distintos a los señalados en la fracción IX del presente artículo, el Instituto deberá descontar los conceptos que correspondan conforme a lo previsto en los artículos 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público; el monto restante deberá ser concentrado en la Tesorería de la Federación, como aprovechamientos, y se destinarán a los fines que determine el Gabinete Social de la Presidencia de la República, en términos de las disposiciones aplicables;

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VIII.

Los que provengan de numerario decomisado, así como de la enajenación de bienes decomisados y de sus frutos, una vez satisfecha la reparación a la víctima, el Instituto deberá descontar el porcentaje previsto en la fracción IV del presente artículo; el remanente deberá entregarse en partes iguales, al Poder Judicial de la Federación, a la Fiscalía General de la República, a la Comisión Ejecutiva de Atención a Víctimas para el pago de las ayudas, asistencia y reparación integral a víctimas, en términos de la Ley General de Víctimas y demás disposiciones aplicables, y al financiamiento de programas sociales atendiendo los objetivos establecidos en el Plan Nacional de Desarrollo, conforme lo determine el Gabinete Social de la Presidencia de la República, y

IX.

Los que provengan de la enajenación de vehículos declarados abandonados por la Secretaría de Infraestructura, Comunicaciones y Transportes en depósito de guarda y custodia en locales permisionados por dicha dependencia, se destinarán de conformidad con lo establecido en el artículo 89 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público; de la cantidad restante, el Instituto deberá descontar los conceptos que correspondan conforme a lo previsto en el artículo 93 de la ley antes citada. Del monto restante, se destinará hasta un 30 por ciento para cubrir a las personas permisionarias federales, los adeudos generados en términos de las disposiciones aplicables.

El remanente se enterará a la Tesorería de la Federación, en términos de las disposiciones aplicables.

Los ingresos netos provenientes de las enajenaciones realizadas por el Instituto para Devolver al Pueblo lo Robado se podrán destinar hasta en un 100 por ciento a financiar otras transferencias o mandatos de la misma entidad transferente, así como para el pago de los créditos que hayan sido otorgados por la banca de desarrollo para cubrir los gastos de operación de los bienes transferidos, siempre que en el acta de entrega recepción de los bienes transferidos o en el convenio que al efecto se celebre se señale dicha situación. Lo anterior, no resulta aplicable a las enajenaciones de bienes decomisados a que se refiere la fracción VIII del presente artículo. Lo previsto en el presente párrafo se aplicará sin perjuicio de lo dispuesto en los artículos 27, 89 y 93 de la Ley Federal para la Administración y Enajenación de Bienes del Sector Público.

Tratándose de los remanentes concentrados en la Tesorería de la Federación a que hacen referencia las fracciones II y III del presente artículo, el 75 por ciento tendrá la naturaleza de aprovechamientos, el carácter de ingresos excedentes, y será destinado por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar.

Los recursos disponibles de los convenios de cesión de derechos y obligaciones suscritos, como parte de la estrategia de conclusión de los procesos de desincorporación de entidades, entre el Instituto y las entidades cuyos procesos de desincorporación concluyeron, podrán ser utilizados por dicho Instituto para sufragar las erogaciones relacionadas al cumplimiento de su objeto, y a la atención de encargos bajo su administración, cuando estos sean deficitarios. Lo anterior, estará sujeto al cumplimiento de las directrices o criterios que se emitan para tal efecto, a la aprobación de los órganos colegiados competentes, así como a la autorización de la Junta de Gobierno del Instituto para Devolver al Pueblo lo Robado.

El Instituto para Devolver al Pueblo lo Robado remitirá de manera semestral a la Cámara de Diputados y a su coordinadora de sector, un informe que contenga el desglose de las operaciones efectuadas por motivo de las transferencias de bienes del Gobierno federal de las autoridades mencionadas en el presente artículo.

Artículo 16. Los ingresos que se recauden durante el ejercicio fiscal de 2026 se concentrarán en términos del artículo 22 de la Ley de Tesorería de la Federación, salvo en los siguientes casos:

I.

Se concentrarán en la Tesorería de la Federación, a más tardar el día hábil siguiente al de su recepción, los derechos y aprovechamientos, por el uso, goce, aprovechamiento o explotación del espectro radioeléctrico y los servicios vinculados a este, incluidos entre otros las sanciones, penas convencionales, cuotas compensatorias, así como los aprovechamientos por infracciones a la Ley Federal de Competencia Económica y a la Ley en Materia de Telecomunicaciones y Radiodifusión;

II.

Las entidades de control directo, los poderes Legislativo y Judicial y los órganos autónomos por disposición constitucional, sólo registrarán los ingresos que obtengan por cualquier concepto en el rubro correspondiente de esta Ley, y deberán conservar a disposición de los órganos revisores de la Cuenta Pública Federal, la documentación comprobatoria de dichos ingresos.

Para los efectos del registro de los ingresos a que se refiere esta fracción, se deberá presentar a la Secretaría de Hacienda y Crédito Público la documentación comprobatoria de la obtención de dichos ingresos, o bien, de los informes avalados por el órgano interno de control o de la comisión respectiva del órgano de gobierno, según sea el caso, que especifique los importes del impuesto al valor agregado que hayan trasladado por los actos o las actividades que dieron lugar a la obtención de los ingresos;

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III.

Las entidades de control indirecto deberán informar a la Secretaría de Hacienda y Crédito Público sobre sus ingresos, a efecto de que se esté en posibilidad de elaborar los informes trimestrales que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y se reflejen dentro de la Cuenta Pública Federal;

IV.

Los ingresos provenientes de las aportaciones de seguridad social destinadas al Instituto Mexicano del Seguro Social, al Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas, podrán ser recaudados por las oficinas de los propios institutos o por las instituciones de crédito que autorice la Secretaría de Hacienda y Crédito Público, debiendo cumplirse con los requisitos contables establecidos y reflejarse en la Cuenta Pública Federal, y

V.

Los ingresos que obtengan las instituciones educativas, planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, por la prestación de servicios, venta de bienes derivados de sus actividades sustantivas o por cualquier otra vía, incluidos los que generen sus escuelas, centros y unidades de enseñanza y de investigación, formarán parte de su patrimonio, en su caso, serán administrados por las propias instituciones y se destinarán para sus finalidades y programas institucionales, de acuerdo con las disposiciones presupuestarias aplicables, sin perjuicio de la concentración en términos de la Ley de Tesorería de la Federación.

Las instituciones educativas, los planteles y centros de investigación de las dependencias que prestan servicios de educación media superior, superior, de posgrado, de investigación y de formación para el trabajo del sector público, deberán informar semestralmente a la Secretaría de Hacienda y Crédito Público el origen y aplicación de sus ingresos.

Los ingresos que provengan de proyectos de comercialización de certificados de reducción de gases de efecto invernadero, como dióxido de carbono y metano, se destinarán a las entidades o a las empresas públicas del Estado que los generen, para la realización del proyecto que los generó o proyectos de la misma naturaleza. Las entidades o las empresas públicas del Estado podrán celebrar convenios de colaboración con la iniciativa privada.

Lo señalado en los párrafos anteriores del presente artículo, se establece sin perjuicio de la obligación de concentrar los recursos públicos al final del ejercicio en la Tesorería de la Federación, en los términos del artículo 54, párrafo tercero, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Los recursos públicos que se reintegren de un fideicomiso, mandato o análogo, así como aquellos remanentes a la extinción o terminación de la vigencia de esos instrumentos jurídicos, deberán ser concentrados en la Tesorería de la Federación bajo la naturaleza de aprovechamientos y se podrán destinar a los fines que determine la Secretaría de Hacienda y Crédito Público, salvo aquellos para los que esté previsto un destino distinto en el instrumento correspondiente. Asimismo, los ingresos excedentes provenientes de los aprovechamientos a que se refiere el numeral 6.62.01, con excepción del numeral 6.62.01.04 del artículo 1o. de esta Ley, por concepto de recuperaciones de capital, se podrán destinar por la Secretaría de Hacienda y Crédito Público a gasto de inversión, así como a programas que permitan cumplir con los objetivos del Plan Nacional de Desarrollo.

Las unidades responsables de los fideicomisos, mandatos o análogos públicos deberán realizar los actos correspondientes para que las instituciones fiduciarias o mandatarias de estos instrumentos jurídicos, concentren de forma trimestral en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, los intereses generados por los recursos públicos federales que forman parte del patrimonio fideicomitido o destinado para el cumplimiento de su objeto, y se destinarán por la Secretaría de Hacienda y Crédito Público en términos de lo establecido en el párrafo anterior.

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Se exceptúa de la concentración a que hace referencia el párrafo anterior, aquellos intereses generados que impliquen el pago de gastos de operación de dichos vehículos financieros, o que por disposición expresa de ley, decreto, disposición de carácter general, o determinación de la Secretaría de Hacienda y Crédito Público, deban permanecer afectos a su patrimonio o destinados al objeto correspondiente.

Artículo 17. Los ingresos que se recauden por concepto de bienes que pasen a ser propiedad del Fisco Federal se enterarán a la Tesorería de la Federación hasta el momento en que se cobre la contraprestación pactada por la enajenación de dichos bienes.

Tratándose de los gastos de ejecución que reciba el Fisco Federal, estos se enterarán a la Tesorería de la Federación hasta el momento en el que efectivamente se cobren, sin clasificarlos en el concepto de la contribución o aprovechamiento del cual son accesorios.

Los ingresos que se enteren a la Tesorería de la Federación por concepto de bienes que pasen a ser propiedad del Fisco Federal o gastos de ejecución, serán los netos que resulten de restar al ingreso percibido las erogaciones efectuadas para realizar la enajenación de los bienes o para llevar a cabo el procedimiento administrativo de ejecución que dio lugar al cobro de los gastos de ejecución, así como las erogaciones a que se refiere el párrafo siguiente.

Los ingresos netos por enajenación de acciones, cesión de derechos, negociaciones y desincorporación de entidades paraestatales son los recursos efectivamente recibidos por el Gobierno federal, una vez descontadas las erogaciones realizadas tales como comisiones que se paguen a agentes financieros, contribuciones, gastos de administración, de mantenimiento y de venta, honorarios de personas comisionadas especiales que no sean personas servidoras públicas encargadas de dichos procesos, así como pagos de las reclamaciones procedentes que presenten las personas adquirentes o terceras, por pasivos ocultos, fiscales o de otra índole, activos inexistentes y asuntos en litigio y demás erogaciones análogas a todas las mencionadas. Con excepción de lo dispuesto en el séptimo párrafo de este artículo para los procesos de desincorporación de entidades paraestatales, los ingresos netos a que se refiere este párrafo se enterarán o concentrarán, según corresponda, en la Tesorería de la Federación y deberán manifestarse tanto en los registros de la propia Tesorería como en la Cuenta Pública Federal.

Lo dispuesto en el párrafo anterior será aplicable a la enajenación de acciones y cesión de derechos cuando impliquen contrataciones con terceras personas para llevar a cabo tales procesos, las cuales deberán sujetarse a lo dispuesto por la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público.

Los recursos remanentes de los procesos de desincorporación de entidades concluidos que no cuenten con destino específico en las disposiciones aplicables, se concentrarán en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos y se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas que permitan cumplir con los objetivos del Plan Nacional de Desarrollo, sin perjuicio de lo señalado en el párrafo siguiente.

En el supuesto de que la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación emita opinión favorable en el sentido de que los recursos remanentes a que se refiere el párrafo anterior de los procesos de desincorporación de entidades concluidos se destinen para cubrir los gastos y pasivos derivados de los procesos de desincorporación de entidades deficitarios, directamente o por conducto del Fondo de Desincorporación de Entidades, no será necesario concentrar esos remanentes en la Tesorería de la Federación. Estos recursos deberán identificarse por la persona liquidadora, fiduciaria o responsable del proceso en una subcuenta específica.

Los pasivos a cargo de organismos descentralizados en proceso de desincorporación que tengan como acreedor al Gobierno federal, con excepción de aquellos que tengan el carácter de crédito fiscal, quedarán extinguidos de pleno derecho sin necesidad de autorización alguna, y los créditos quedarán cancelados de las cuentas públicas.

Los recursos remanentes de los procesos de desincorporación de entidades que se encuentren en el Fondo de Desincorporación de Entidades, podrán permanecer afectos a este para hacer frente a los gastos y pasivos de los procesos de desincorporación de entidades deficitarios, previa opinión de la Comisión Intersecretarial de Gasto Público, Financiamiento y Desincorporación. No se considerará enajenación la transmisión de bienes y derechos al Fondo de Desincorporación de Entidades que, con la opinión favorable de dicha Comisión, efectúen las entidades en proceso de desincorporación, para concluir las actividades residuales del proceso respectivo.

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Tratándose de los procesos de desincorporación de entidades constituidas o en las que participen entidades paraestatales no apoyadas u otras entidades con recursos propios, los recursos remanentes que les correspondan de dichos procesos ingresarán a sus respectivas tesorerías para hacer frente a sus gastos.

Los ingresos que la Federación obtenga en términos del artículo 71 de la Ley General de Víctimas, serán destinados a la Comisión Ejecutiva de Atención a Víctimas, para el pago de las ayudas, asistencia y reparación integral a víctimas, en términos de dicha ley y demás disposiciones aplicables.

Artículo 18. Se aplicará lo establecido en esta Ley a los ingresos que por cualquier concepto reciban las entidades de la Administración Pública Federal Paraestatal que estén sujetas a control en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, de su Reglamento y del Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2026, entre otras, las siguientes:

I.	Instituto Mexicano del Seguro Social, y

II.	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Las entidades a que se refiere este artículo deberán estar inscritas en el Registro Federal de Contribuyentes y llevar la contabilidad en los términos de las disposiciones fiscales, así como presentar las declaraciones informativas que correspondan en los términos de dichas disposiciones.

Artículo 19. Durante el ejercicio fiscal de 2026, las personas contribuyentes a las que se les impongan multas por infracciones derivadas del incumplimiento de obligaciones fiscales federales distintas a las obligaciones de pago, entre otras, las relacionadas con el Registro Federal de Contribuyentes, con la presentación de declaraciones, solicitudes o avisos y con la obligación de llevar contabilidad, así como aquellas a las que se les impongan multas por no efectuar los pagos provisionales de una contribución, de conformidad con lo dispuesto en el artículo 81, fracción IV, del Código Fiscal de la Federación, con excepción de las impuestas por declarar pérdidas fiscales en exceso y las contempladas en el artículo 85, fracción I, del citado Código, independientemente del ejercicio por el que corrijan su situación derivado del ejercicio de facultades de comprobación, pagarán el 50 por ciento de la multa que les corresponda si llevan a cabo dicho pago después de que las autoridades fiscales inicien el ejercicio de sus facultades de comprobación y hasta antes de que se levante el acta final de la visita domiciliaria o se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación, siempre y cuando, además de dicha multa, se paguen las contribuciones omitidas y sus accesorios, cuando sea procedente.

Cuando las personas contribuyentes a las que se les impongan multas por las infracciones señaladas en el párrafo anterior corrijan su situación fiscal y paguen las contribuciones omitidas junto con sus accesorios, en su caso, después de que se levante el acta final de la visita domiciliaria, se notifique el oficio de observaciones a que se refiere la fracción IV del artículo 48 del Código Fiscal de la Federación o se notifique la resolución provisional a que se refiere el artículo 53-B, párrafo primero, fracción I, del citado Código, pero antes de que se notifique la resolución que determine el monto de las contribuciones omitidas o la resolución definitiva a que se refiere el citado artículo 53-B, las personas contribuyentes pagarán el 60 por ciento de la multa que les corresponda siempre que se cumplan los demás requisitos exigidos en el párrafo anterior.

Artículo 20. Durante el ejercicio fiscal de 2026, se estará a lo siguiente:

A.	En materia de estímulos fiscales:

I.

Se otorga un estímulo fiscal a las personas que realicen actividades empresariales, que obtengan en el ejercicio fiscal en el que adquieran el diésel o el biodiésel y sus mezclas, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 60 millones de pesos y que para determinar su utilidad puedan deducir dichos combustibles cuando los importen o adquieran para su consumo final, siempre que se utilicen exclusivamente como combustible en maquinaria en general, excepto vehículos, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de dichos combustibles, en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2, según corresponda al tipo de combustible, de la Ley del Impuesto Especial sobre Producción y Servicios, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o numeral 2 citados, que hayan pagado en su importación. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

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El estímulo a que se refiere el párrafo anterior también será aplicable a los vehículos marinos siempre que se cumplan los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante fiscal de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas;

II.	Para los efectos de lo dispuesto en la fracción anterior, las personas contribuyentes estarán a lo siguiente:

1.

El monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o el biodiésel y sus mezclas, por el número de litros de diésel o de biodiésel y sus mezclas importados o adquiridos.

En ningún caso procederá la devolución de las cantidades a que se refiere este numeral.

2.

Las personas dedicadas a las actividades agropecuarias o silvícolas que se dediquen exclusivamente a estas actividades conforme al párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que utilicen el diésel o el biodiésel y sus mezclas en dichas actividades, podrán acreditar un monto equivalente a la cantidad que resulte de multiplicar el valor en aduana del pedimento de importación o el precio consignado en el comprobante fiscal de adquisición del diésel o del biodiésel y sus mezclas en las estaciones de servicio, incluido el impuesto al valor agregado, por el factor de 0.355, en lugar de aplicar lo dispuesto en el numeral anterior. Para la determinación del estímulo en los términos de este párrafo, no se considerará el impuesto correspondiente al artículo 2o.-A de la Ley del Impuesto Especial sobre Producción y Servicios, incluido dentro del precio señalado.

El acreditamiento a que se refiere la fracción anterior podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga la persona contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad;

III.

Las personas morales que se dediquen exclusivamente a actividades agropecuarias o silvícolas en los términos del párrafo sexto del artículo 74 de la Ley del Impuesto sobre la Renta, que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final en dichas actividades agropecuarias o silvícolas comprendidas en la fracción I del presente apartado podrán solicitar la devolución del monto del impuesto especial sobre producción y servicios que tuvieran derecho a acreditar en los términos de la fracción II de este artículo, en lugar de efectuar el acreditamiento a que esta se refiere, siempre que cumplan con lo dispuesto en esta fracción.

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Las personas morales que cumplan con sus obligaciones fiscales en los términos de los artículos 74 y 75 del Capítulo VIII del Título II de la Ley del Impuesto sobre la Renta, que podrán solicitar la devolución a que se refiere esta fracción, serán aquéllas cuyos ingresos en el ejercicio inmediato anterior no hayan excedido el equivalente a veinte veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2025, por cada una de las personas socias o asociadas, sin exceder de doscientas veces el valor anual de la Unidad de Medida y Actualización vigente en el año 2025, y acrediten ante el Servicio de Administración Tributaria haber realizado actividades exclusivamente agropecuarias o silvícolas, y que el combustible se utilizó en maquinaria para la realización de las citadas actividades. El monto de la devolución no podrá ser superior a 1,495.39 pesos mensuales, por cada una de las personas socias o asociadas, sin que exceda en su totalidad de 14,947.81 pesos mensuales.

La devolución correspondiente deberá ser solicitada trimestralmente en los meses de abril, julio y octubre de 2026 y enero de 2027.

Las personas a que se refiere el párrafo primero de esta fracción deberán llevar un registro de control de consumo de diésel o de biodiésel y sus mezclas, en el que asienten mensualmente la totalidad del diésel o del biodiésel y sus mezclas que utilicen para sus actividades agropecuarias o silvícolas en los términos de la fracción I de este artículo, en el que se deberá distinguir entre el diésel o el biodiésel y sus mezclas que se hubiera destinado para los fines a que se refiere dicha fracción, del diésel o del biodiésel y sus mezclas utilizado para otros fines. Este registro deberá estar a disposición de las autoridades fiscales por el plazo a que se esté obligado a conservar la contabilidad en los términos de las disposiciones fiscales.

La devolución a que se refiere esta fracción se deberá solicitar al Servicio de Administración Tributaria acompañando la documentación prevista en la presente fracción, así como aquella documentación que dicho órgano desconcentrado determine mediante reglas de carácter general.

El derecho para la devolución del impuesto especial sobre producción y servicios tendrá una vigencia de un año contado a partir de la fecha en que se hubiere efectuado la importación o adquisición del diésel o del biodiésel y sus mezclas cumpliendo con los requisitos señalados en esta fracción, en el entendido de que quien no solicite oportunamente su devolución, perderá el derecho de realizarlo con posterioridad a dicho año.

Los derechos previstos en esta fracción y en la fracción II de este apartado no serán aplicables a las personas contribuyentes que utilicen el diésel o el biodiésel y sus mezclas en bienes destinados al autotransporte de personas o efectos a través de carreteras o caminos;

IV.

Se otorga un estímulo fiscal a las personas contribuyentes que importen o adquieran diésel o biodiésel y sus mezclas para su consumo final y que sea para uso automotriz en vehículos que se destinen exclusivamente al transporte público y privado, de personas o de carga, así como el turístico, consistente en permitir el acreditamiento de un monto equivalente al impuesto especial sobre producción y servicios que las personas que enajenen diésel o biodiésel y sus mezclas en territorio nacional hayan causado por la enajenación de estos combustibles en términos del artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, según corresponda al tipo de combustible, con los ajustes que en su caso correspondan, así como el acreditamiento del impuesto a que se refiere el numeral 1, subinciso c) o el numeral 2 citados, que hayan pagado en su importación.

Para los efectos del párrafo anterior, el monto que se podrá acreditar será el que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda según el tipo de combustible, conforme al artículo 2o., fracción I, inciso D), numeral 1, subinciso c) o el numeral 2 de la Ley del Impuesto Especial sobre Producción y Servicios, con los ajustes que, en su caso, correspondan, vigente en el momento en que se haya realizado la importación o adquisición del diésel o del biodiésel y sus mezclas, por el número de litros importados o adquiridos.

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El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga la persona contribuyente, correspondiente al mismo ejercicio en que se importe o adquiera el diésel o biodiésel y sus mezclas, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Para que proceda el acreditamiento a que se refiere esta fracción, el pago por la importación o adquisición de diésel o de biodiésel y sus mezclas a distribuidores o estaciones de servicio, deberá efectuarse con: monedero electrónico autorizado por el Servicio de Administración Tributaria; tarjeta de crédito, débito o de servicios, expedida a favor de la persona contribuyente que pretenda hacer el acreditamiento; con cheque nominativo expedido por la persona importadora o adquirente para abono en cuenta del enajenante, o bien, transferencia electrónica de fondos desde cuentas abiertas a nombre de la persona contribuyente en instituciones que componen el sistema financiero y las entidades que para tal efecto autorice el Banco de México.

En ningún caso este beneficio podrá ser utilizado por las personas contribuyentes que presten preponderantemente sus servicios a otra persona moral residente en el país o en el extranjero, que se considere parte relacionada, de acuerdo al artículo 179 de la Ley del Impuesto sobre la Renta.

Adicionalmente, para que proceda la aplicación del estímulo al biodiésel y sus mezclas, el beneficiario deberá contar con el pedimento de importación o con el comprobante fiscal correspondiente a la adquisición del biodiésel o sus mezclas, en el que se consigne la cantidad de cada uno de los combustibles que se contenga en el caso de las mezclas y tratándose del comprobante de adquisición, deberá contar también con el número del pedimento de importación con el que se llevó a cabo la importación del citado combustible y deberá recabar de su proveedor una copia del pedimento de importación citado en el comprobante. En caso de que en el pedimento de importación o en el comprobante fiscal de adquisición no se asienten los datos mencionados o que en este último caso no se cuente con la copia del pedimento de importación, no procederá la aplicación del estímulo al biodiésel y sus mezclas.

Las personas beneficiarias del estímulo previsto en esta fracción deberán llevar los controles y registros que mediante reglas de carácter general establezca el Servicio de Administración Tributaria.

Para los efectos de la presente fracción y la fracción V de este apartado, se entiende por transporte privado de personas o de carga, aquel que realizan las personas contribuyentes con vehículos de su propiedad o con vehículos que tengan en arrendamiento, incluido el arrendamiento financiero, para transportar bienes propios o su personal, o bienes o personal, relacionados con sus actividades económicas, sin que por ello se genere un cobro;

V.

Se otorga un estímulo fiscal a las personas contribuyentes que se dediquen exclusivamente al transporte terrestre público y privado, de carga o pasaje, así como el turístico, que utilizan la Red Nacional de Autopistas de Cuota, que obtengan en el ejercicio fiscal en el que hagan uso de la infraestructura carretera de cuota, ingresos totales anuales para los efectos del impuesto sobre la renta menores a 300 millones de pesos, consistente en permitir un acreditamiento de los gastos realizados en el pago de los servicios por el uso de la infraestructura mencionada hasta en un 50 por ciento del gasto total erogado por este concepto. El estímulo será aplicable únicamente cuando se cumplan con los requisitos que mediante reglas de carácter general establezca el Servicio de Administración Tributaria. El estímulo no podrá ser aplicable por las personas morales que se consideran partes relacionadas de acuerdo con el artículo 179 de la Ley del Impuesto sobre la Renta. Para los efectos de este párrafo, no se considerarán dentro de los ingresos totales, los provenientes de la enajenación de activos fijos o activos fijos y terrenos de su propiedad que hubiesen estado afectos a su actividad.

El acreditamiento a que se refiere esta fracción únicamente podrá efectuarse contra el impuesto sobre la renta causado en el ejercicio que tenga la persona contribuyente, correspondiente al mismo ejercicio en que se realicen los gastos a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

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Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de acreditamiento por tramo carretero y demás disposiciones que considere necesarias para la correcta aplicación del beneficio contenido en esta fracción;

VI.

Se otorga un estímulo fiscal a las personas adquirentes que utilicen los combustibles fósiles a que se refiere el artículo 2o., fracción I, inciso H), de la Ley del Impuesto Especial sobre Producción y Servicios, en sus procesos productivos para la elaboración de otros bienes y que en su proceso productivo no se destinen a la combustión.

El estímulo fiscal señalado en esta fracción será igual al monto que resulte de multiplicar la cuota del impuesto especial sobre producción y servicios que corresponda, por la cantidad del combustible consumido en un mes, que no se haya sometido a un proceso de combustión.

El monto que resulte conforme a lo señalado en el párrafo anterior únicamente podrá ser acreditado contra el impuesto sobre la renta causado en el ejercicio que tenga la persona contribuyente, correspondiente al mismo ejercicio en que se adquieran los combustibles a que se refiere la presente fracción, utilizando la forma oficial que mediante reglas de carácter general dé a conocer el Servicio de Administración Tributaria; en caso de no hacerlo, perderá el derecho a realizarlo con posterioridad.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general que determinen los porcentajes máximos de utilización del combustible no sujeto a un proceso de combustión por tipos de industria, respecto de los litros o toneladas, según corresponda al tipo de combustible de que se trate, adquiridos en un mes de calendario, así como las demás disposiciones que considere necesarias para la correcta aplicación de este estímulo fiscal;

VII.

Se otorga un estímulo fiscal a las personas contribuyentes titulares de concesiones y asignaciones mineras cuyos ingresos brutos totales anuales por venta o enajenación de minerales y sustancias a que se refiere la Ley de Minería, sean menores a 50 millones de pesos, consistente en permitir el acreditamiento del derecho especial sobre minería a que se refiere el artículo 268 de la Ley Federal de Derechos que hayan pagado en el ejercicio de que se trate.

El acreditamiento a que se refiere esta fracción, únicamente podrá efectuarse contra el impuesto sobre la renta que tengan las personas concesionarias o asignatarias mineras a su cargo, correspondiente al mismo ejercicio en que se haya determinado el estímulo, y

VIII.

Se otorga un estímulo fiscal a las personas físicas y morales residentes en México que enajenen libros, periódicos y revistas, cuyos ingresos totales en el ejercicio inmediato anterior no hubieran excedido de la cantidad de 6 millones de pesos, y que dichos ingresos obtenidos en el ejercicio por la enajenación de libros, periódicos y revistas represente al menos el 90 por ciento de los ingresos totales de la persona contribuyente en el ejercicio de que se trate.

El estímulo a que se refiere el párrafo anterior consiste en una deducción adicional para los efectos del impuesto sobre la renta, por un monto equivalente al 8 por ciento del costo de los libros, periódicos y revistas que adquiera la persona contribuyente.

Las personas físicas y morales no acumularán el monto del estímulo fiscal a que hace referencia esta fracción, para los efectos de la Ley del Impuesto sobre la Renta.

Los beneficiarios de los estímulos fiscales previstos en las fracciones I, IV, V, VI y VII de este apartado quedarán obligados a proporcionar la información que les requieran las autoridades fiscales dentro del plazo que para tal efecto señalen.

Los beneficios que se otorgan en las fracciones I, II y III del presente apartado no podrán ser acumulables con ningún otro estímulo fiscal establecido en esta Ley.

Los estímulos establecidos en las fracciones IV y V de este apartado podrán ser acumulables entre sí, pero no con los demás estímulos establecidos en la presente Ley.

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Los estímulos fiscales que se otorgan en el presente apartado están condicionados a que las personas beneficiarias de dichos estímulos cumplan con los requisitos que para cada uno de ellos se establece en la presente Ley.

Los beneficiarios de los estímulos fiscales, previstos en las fracciones I a VII de este apartado, considerarán como ingresos acumulables para los efectos del impuesto sobre la renta los estímulos fiscales a que se refieren las fracciones mencionadas en el momento en que efectivamente los acrediten.

B.	En materia de exenciones:

Se exime del pago del derecho de trámite aduanero que se cause por la importación de gas natural, en los términos del artículo 49 de la Ley Federal de Derechos.

C.

La persona titular del Ejecutivo Federal podrá otorgar los beneficios fiscales que sean necesarios para dar debido cumplimiento a las resoluciones derivadas de la aplicación de mecanismos internacionales para la solución de controversias legales que determinen una violación a un tratado internacional.

El Servicio de Administración Tributaria podrá emitir las reglas de carácter general para la aplicación de lo previsto en los apartados A y B de este artículo.

Artículo 21. Los ingresos que obtengan las dependencias y entidades de la Administración Pública Federal, a los que las leyes de carácter no fiscal otorguen una naturaleza distinta a los conceptos previstos en el artículo 1o. de esta Ley, se considerarán comprendidos en el numeral que le corresponda conforme al citado artículo.

Se derogan las disposiciones contenidas en leyes de carácter no fiscal que otorguen a las contribuciones, productos o aprovechamientos una naturaleza distinta a la establecida en las leyes de carácter fiscal.

Se derogan las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, distintos de los establecidos en la presente Ley, en el Código Fiscal de la Federación, en la Ley de Ingresos sobre Hidrocarburos, ordenamientos legales referentes a empresas públicas del Estado, organismos descentralizados federales que prestan los servicios de seguridad social, decretos presidenciales, tratados internacionales y las leyes que establecen dichas contribuciones, así como los reglamentos de los referidos ordenamientos.

Lo dispuesto en el párrafo anterior también será aplicable cuando las disposiciones que contengan exenciones, totales o parciales, o consideren a personas como no sujetos de contribuciones federales, otorguen tratamientos preferenciales o diferenciales en materia de ingresos y contribuciones federales, se encuentren contenidas en normas jurídicas que tengan por objeto la creación o las bases de organización o funcionamiento de los entes públicos o empresas de participación estatal, cualquiera que sea su naturaleza.

Se derogan las disposiciones que establezcan que los ingresos que obtengan las dependencias u órganos por concepto de derechos, productos o aprovechamientos, tienen un destino específico, distintas de las contenidas en el Código Fiscal de la Federación, en la presente Ley y en las demás leyes fiscales.

Se derogan las disposiciones contenidas en leyes de carácter no fiscal que establezcan que los ingresos que obtengan las dependencias u órganos, incluyendo a sus órganos administrativos desconcentrados, o entidades, por concepto de derechos, productos o aprovechamientos, e ingresos de cualquier otra naturaleza, serán considerados como ingresos excedentes en el ejercicio fiscal en que se generen.

Quedan sin efecto las exenciones relativas a los gravámenes a bienes inmuebles previstas en leyes federales a favor de organismos descentralizados sobre contribuciones locales, salvo en lo que se refiere a bienes propiedad de dichos organismos que se consideren del dominio público de la Federación.

Artículo 22. Los ingresos acumulados que obtengan en exceso a los previstos en el calendario que publique la Secretaría de Hacienda y Crédito Público de los ingresos contemplados en el artículo 1o. de esta Ley, los poderes Legislativo y Judicial de la Federación, los tribunales administrativos, los órganos autónomos por disposición constitucional, las dependencias del Ejecutivo Federal y sus órganos administrativos desconcentrados, así como las entidades, se deberán aplicar en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, sin perjuicio de lo dispuesto en el artículo 16 de esta Ley.

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Para determinar los ingresos excedentes de la unidad generadora de las dependencias a que se refiere el párrafo primero de este artículo, se considerará la diferencia positiva que resulte de disminuir los ingresos acumulados estimados de la dependencia en la Ley de Ingresos de la Federación, a los enteros acumulados efectuados por dicha dependencia a la Tesorería de la Federación, en el periodo que corresponda.

Se entiende por unidad generadora de los ingresos de la dependencia, cada uno de los establecimientos de esta en los que se otorga o proporciona, de manera autónoma e integral, el uso, goce, aprovechamiento o explotación de bienes o el servicio por el cual se cobra el aprovechamiento o producto, según sea el caso.

Se faculta a la Secretaría de Hacienda y Crédito Público para que en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y su Reglamento, emita dictámenes y reciba notificaciones, de ingresos excedentes que generen las dependencias, sus órganos administrativos desconcentrados, y entidades.

Artículo 23. Los ingresos excedentes a que se refiere el artículo anterior, se clasifican de la siguiente manera:

I.

Ingresos inherentes a las funciones de la dependencia o entidad, los cuales se generan en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades relacionadas directamente con las funciones recurrentes de la institución;

II.

Ingresos no inherentes a las funciones de la dependencia o entidad, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades que no guardan relación directa con las funciones recurrentes de la institución;

III.

Ingresos de carácter excepcional, los cuales se obtienen en exceso a los contenidos en el calendario de los ingresos a que se refiere esta Ley o, en su caso, a los previstos en los presupuestos de las entidades, por actividades de carácter excepcional que no guardan relación directa con las atribuciones de la dependencia o entidad, tales como la recuperación de seguros, los donativos en dinero y la enajenación de bienes muebles, y

IV.	Ingresos de los poderes Legislativo y Judicial de la Federación, así como de los tribunales administrativos y de los órganos constitucionales autónomos.

La Secretaría de Hacienda y Crédito Público tendrá la facultad de fijar o modificar en una lista la clasificación de los ingresos a que se refieren las fracciones I, II y III de este artículo. Dicha lista se dará a conocer a las dependencias y entidades a más tardar el último día hábil de enero de 2026 y durante dicho ejercicio fiscal, conforme se modifiquen.

Los ingresos a que se refiere la fracción III de este artículo se aplicarán en los términos de lo previsto en la fracción II y penúltimo párrafo del artículo 19 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Artículo 24. Durante el ejercicio fiscal de 2026 la tasa de retención anual a que se refieren los artículos 54 y 135 de la Ley del Impuesto sobre la Renta será del 0.90 por ciento.

Artículo 25. Para los efectos del impuesto sobre la renta y del impuesto al valor agregado, se estará a lo siguiente:

I.

Para los efectos de los artículos 82, fracción IV, de la Ley del Impuesto sobre la Renta y 138 de su Reglamento, se considera que las organizaciones civiles y fideicomisos autorizados para recibir donativos deducibles en los términos de dicha ley, cumplen con el objeto social autorizado para estos efectos, cuando otorguen donativos a organizaciones civiles o fideicomisos que no cuenten con autorización para recibir donativos de conformidad con la Ley del Impuesto sobre la Renta y cuyo objeto exclusivo sea realizar labores de rescate y reconstrucción en casos de desastres naturales, siempre que se cumpla con los siguientes requisitos:

a)	Tratándose de las organizaciones civiles y fideicomisos autorizados para recibir donativos, se deberá cumplir con lo siguiente:

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1.

Contar con autorización vigente para recibir donativos al menos durante los 5 años previos al momento en que se realice la donación, y que durante ese periodo la autorización correspondiente no haya sido revocada o no renovada.

2.	Haber obtenido ingresos en el ejercicio inmediato anterior cuando menos de 5 millones de pesos.

3.	Auditar sus estados financieros.

4.

Presentar un informe respecto de los donativos que se otorguen a organizaciones o fideicomisos que no tengan el carácter de donatarias autorizadas que se dediquen a realizar labores de rescate y reconstrucción ocasionados por desastres naturales.

5.	No otorgar donativos a partidos políticos, sindicatos, instituciones religiosas o de gobierno.

6.

Presentar un listado con el nombre, denominación o razón social y Registro Federal de Contribuyentes de las organizaciones civiles o fideicomisos que no cuenten con la autorización para recibir donativos a las cuales se les otorgó el donativo.

b)	Tratándose de las organizaciones civiles y fideicomisos que no cuenten con autorización para recibir donativos, a que se refiere el párrafo primero de esta fracción, deberán cumplir con lo siguiente:

1.	Estar inscritas en el Registro Federal de Contribuyentes.

2.	Comprobar que han efectuado operaciones de atención de desastres, emergencias o contingencias por lo menos durante 3 años anteriores a la fecha de recepción del donativo.

3.	No haber sido donataria autorizada a la que se le haya revocado o no renovado la autorización.

4.	Ubicarse en alguno de los municipios o en las demarcaciones territoriales de la Ciudad de México, de las zonas afectadas por el desastre natural de que se trate.

5.

Presentar un informe ante el Servicio de Administración Tributaria, en el que se detalle el uso y destino de los bienes o recursos recibidos, incluyendo una relación de los folios de los Comprobantes Fiscales Digitales por Internet y la documentación con la que compruebe la realización de las operaciones que amparan dichos comprobantes.

6.	Devolver los remanentes de los recursos recibidos no utilizados para el fin que fueron otorgados a la donataria autorizada.

7.	Hacer pública la información de los donativos recibidos en su página de Internet o, en caso de no contar con una, en la página de la donataria autorizada.

El Servicio de Administración Tributaria podrá emitir las reglas de carácter general para la aplicación de esta fracción;

II.

Para los efectos del artículo 113-E, noveno párrafo, de la Ley del Impuesto sobre la Renta, las personas físicas que se dediquen exclusivamente a las actividades agrícolas, ganaderas, silvícolas o pesqueras, que tributen conforme a la Sección IV del Capítulo II del Título IV de la Ley del Impuesto sobre la Renta, cuyos ingresos en el ejercicio excedan de 900 mil pesos efectivamente cobrados, deben pagar el impuesto sobre la renta conforme a dicha Sección únicamente por el monto que exceda de dicho límite;

III.

En sustitución de los montos totales de los estímulos y de los montos a distribuir por persona contribuyente o proyecto de inversión a que se refieren los artículos 189, párrafo quinto, fracciones II, párrafo primero y III, y 190, párrafo cuarto, fracción II, de la Ley del Impuesto sobre la Renta, se aplicarán los siguientes:

a)

750 millones de pesos como monto total a distribuir entre los proyectos de inversión en la producción cinematográfica nacional, sin que exceda de 25 millones de pesos por cada persona contribuyente o proyecto de inversión;

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b)

65 millones de pesos como monto total a distribuir entre los proyectos de inversión en la distribución de películas cinematográficas nacionales, sin que exceda de 3 millones de pesos por cada persona contribuyente o proyecto de inversión, y

c)

250 millones de pesos para los proyectos de inversión en la producción teatral nacional; en la edición y publicación de obras literarias nacionales; de artes visuales; danza; música en los campos específicos de dirección de orquesta, ejecución instrumental y vocal de la música de concierto, y jazz;

IV.

Para efectos de lo dispuesto en el artículo 28 de la Ley del Impuesto sobre la Renta y Décimo Transitorio de la Ley de Protección al Ahorro Bancario, no serán deducibles las tres cuartas partes de las cuotas pagadas por las instituciones de banca múltiple, en términos del Título Segundo, Capítulo III, de la Ley de Protección al Ahorro Bancario;

V.	En sustitución de lo dispuesto en el artículo 27, fracción XV, de la Ley del Impuesto sobre la Renta, las instituciones de crédito estarán a lo siguiente:

a)

Que en el caso de pérdidas por créditos incobrables, estas se consideren realizadas en el mes en el que se consuma el plazo de prescripción, que corresponda, o antes si fuera notoria la imposibilidad práctica de cobro.

b)	Para efectos de esta fracción, se considera que existe notoria imposibilidad práctica de cobro, entre otros, en los siguientes casos:

1.

Tratándose de créditos cuya suerte principal al día de su vencimiento no exceda de treinta mil unidades de inversión, cuando en el plazo de un año contado a partir de que incurra en mora, no se hubiera logrado su cobro. En este caso, se considerarán incobrables en el mes en que se cumpla un año de haber incurrido en mora.

Cuando se tengan dos o más créditos con una misma persona física o moral de los señalados en el párrafo anterior, se deberá sumar la totalidad de los créditos otorgados para determinar si estos no exceden del monto a que se refiere dicho párrafo.

Lo dispuesto en este numeral será aplicable cuando la persona deudora del crédito de que se trate sea contribuyente que realiza actividades empresariales y la persona acreedora informe por escrito a la deudora de que se trate, que efectuará la deducción del crédito incobrable, a fin de que la deudora acumule el ingreso derivado de la deuda no cubierta en los términos de la Ley del Impuesto sobre la Renta. Las instituciones de crédito que apliquen lo dispuesto en este párrafo, deberán informar a más tardar el 15 de febrero de 2027 de los créditos incobrables que dedujeron en los términos de este párrafo en el ejercicio fiscal de 2026;

2.

Tratándose de créditos cuya suerte principal al día de su vencimiento sea mayor a treinta mil unidades de inversión, cuando la persona acreedora obtenga resolución definitiva emitida por la autoridad competente, con la que demuestre haber agotado las gestiones de cobro o, en su caso, que fue imposible la ejecución de la resolución favorable y, además, se cumpla con lo establecido en el párrafo final del numeral anterior, y

3.	Se compruebe que la persona deudora ha sido declarada en quiebra o concurso. En el primer supuesto, debe existir sentencia que declare concluida la quiebra por pago concursal o por falta de activos.

Para los efectos del artículo 44 de la Ley del Impuesto sobre la Renta, las instituciones de crédito que deduzcan créditos por incobrables, los deberán considerar cancelados a más tardar en el mes de junio de 2026.

Tratándose de cuentas por cobrar que tengan una garantía hipotecaria, solamente será deducible el 50 por ciento del monto cuando se den los supuestos a que se refiere el numeral 2 del inciso b) de esta fracción. Cuando la persona deudora efectúe el pago del adeudo o se haga la aplicación del importe del remate a cubrir el adeudo, se hará la deducción del saldo de la cuenta por cobrar o en su caso la acumulación del importe recuperado;

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VI.

Las personas morales residentes en México o residentes en el extranjero con o sin establecimiento permanente en el país, así como las entidades o figuras jurídicas extranjeras que proporcionen, de manera directa o indirecta, el uso de plataformas tecnológicas, aplicaciones informáticas y similares, en sustitución de la tasa de retención a que se refiere el artículo 113-A, párrafo tercero, fracción III, de la Ley del Impuesto sobre la Renta, aplicarán la tasa del 2.5 por ciento.

Las personas morales que obtengan ingresos por concepto de enajenación de bienes y prestación de servicios a través de las plataformas a que se refiere el párrafo anterior, pagarán el impuesto sobre la renta por dichos ingresos, mediante retención que efectuarán los citados medios, aplicando una tasa del 2.5 por ciento sin deducción alguna. El impuesto retenido y pagado conforme a este párrafo podrá acreditarse contra el impuesto sobre la renta que corresponda pagar en los pagos provisionales o en la declaración del ejercicio.

Las personas morales a que se refiere el párrafo anterior deberán proporcionar su clave en el Registro Federal de Contribuyentes a las plataformas tecnológicas, aplicaciones informáticas y similares. En caso de no proporcionarla se les aplicará la tasa de retención del 20 por ciento en sustitución de la tasa del 2.5 por ciento.

Cuando las plataformas a que se refiere el párrafo primero de esta fracción realicen las retenciones a las personas morales a que se refiere el párrafo segundo de esta fracción, deberán cumplir con lo dispuesto en el artículo 113-C, fracciones II, III, IV, párrafo primero y V, de la Ley del Impuesto sobre la Renta, respecto de las operaciones realizadas por las citadas personas morales;

VII.

Para efectos del artículo 27, fracción XX, de la Ley del Impuesto sobre la Renta, serán deducibles los libros que por deterioro u otras causas no imputables a la persona contribuyente hubieran perdido su valor, siempre que se deduzcan de los inventarios durante el ejercicio en que esto ocurra, y antes de llevar a cabo su destrucción, se ofrezcan en donación a las personas a que se refiere la fracción I, inciso a), del citado artículo, así como a las personas morales autorizadas para recibir donativos deducibles conforme a la Ley del Impuesto sobre la Renta, cuyo objeto sea la promoción y el fomento educativo, cultural, artístico, científico y tecnológico, la promoción y difusión de la literatura, la instauración y establecimiento de bibliotecas, así como el apoyo a las actividades de educación e investigación artísticas.

Se considera libro lo señalado en el artículo 2 de la Ley de Fomento para la Lectura y el Libro;

VIII.

Para los efectos de los artículos 16, 18, fracción IX, 81, 134, 135 y 166, párrafo séptimo, fracción V, de la Ley del Impuesto sobre la Renta y 1o.-A de la Ley del Impuesto al Valor Agregado, las instituciones de financiamiento colectivo a que se refiere la Ley para Regular las Instituciones de Tecnología Financiera, a través de las que se realicen operaciones de financiamiento a que se refiere el artículo 16 de dicha ley, que den lugar al pago de intereses, deberán cumplir con lo siguiente:

a)

Retener y enterar el impuesto sobre la renta, aplicando la tasa del 20 por ciento sobre el monto de los intereses nominales pagados a las personas físicas y morales de los Títulos II y III de la Ley del Impuesto sobre la Renta, que aportaron los recursos para las operaciones de financiamiento.

Cuando los intereses sean pagados a residentes en el extranjero, la tasa de retención del impuesto será la establecida en el artículo 166, párrafo séptimo, fracción V, de la Ley del Impuesto sobre la Renta. En este supuesto la retención se considerará como pago definitivo.

Asimismo, deberán proporcionar la información respecto de los intereses pagados, conforme a lo dispuesto en el artículo 55 de la Ley del Impuesto sobre la Renta.

La retención a que se refiere este inciso se enterará ante las oficinas autorizadas, a más tardar el día 17 del mes inmediato siguiente a aquel al que corresponda;

b)

Retener a las personas que reciban el pago de intereses y enterar, el impuesto al valor agregado que corresponda a dichos pagos, sustituyéndolas en la obligación de pago y entero del mencionado impuesto. Dicha retención deberá efectuarse aplicando la tasa del 16 por ciento sobre el valor nominal de los intereses devengados.

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Las instituciones de financiamiento colectivo efectuarán la retención del impuesto en el momento en el que paguen el interés a la persona que los cobre, el cual se enterará mediante declaración que se presentará en las oficinas autorizadas, conjuntamente con el pago del impuesto al valor agregado correspondiente al mes en el cual se efectúe la retención o, en su defecto, a más tardar el día 17 del mes siguiente a aquel en el que hubiese efectuado la retención, sin que contra el entero de la retención pueda realizarse acreditamiento, compensación o disminución alguna.

El impuesto retenido conforme a este inciso se considerará acreditable para la persona física o moral que pague los intereses, conforme al artículo 5o., fracción IV, de la Ley del Impuesto al Valor Agregado, siempre que se cumpla con los demás requisitos previstos en la citada ley.

Cuando se trate del pago de intereses de personas morales a personas físicas, dichas personas morales no estarán obligadas a cumplir con lo dispuesto en el artículo 1o.-A, fracción II, inciso a), de la Ley del Impuesto al Valor Agregado, siempre que por dichos pagos se efectúe la retención del impuesto en términos de este inciso, y

c)

Expedir los comprobantes fiscales a las personas a quienes les retengan el impuesto sobre la renta y el impuesto al valor agregado, en los que se señale el monto de los intereses pagados y las retenciones efectuadas, a más tardar dentro de los 5 días siguientes al mes en el que se efectuó la retención;

IX.

Los residentes en el extranjero sin establecimiento en México y los residentes en el país que proporcionen los servicios digitales a que se refiere el artículo 18-B, fracción II, de la Ley del Impuesto al Valor Agregado, cuando cobren el precio y el impuesto al valor agregado correspondiente a las operaciones de intermediación por cuenta de la persona enajenante de bienes, prestadora del servicio u otorgante del uso o goce temporal de bienes, en adición a las obligaciones establecidas en el artículo 18-J de dicha ley, deberán:

a)

Retener a las personas morales que enajenen bienes, presten servicios o concedan el uso o goce temporal de bienes, el impuesto al valor agregado, en términos de lo previsto en el artículo 18-J, fracción II, inciso a), párrafo primero, de la Ley del Impuesto al Valor Agregado;

b)

Retener el 100 por ciento del impuesto al valor agregado cobrado, tratándose de residentes en el extranjero sin establecimiento en México, que enajenen bienes en territorio nacional en términos del artículo 10 de la Ley del Impuesto al Valor Agregado;

c)

Retener el 100 por ciento del impuesto al valor agregado cobrado, tratándose de personas enajenantes de bienes, prestadoras de servicios u otorgantes del uso o goce temporal de bienes, cuando depositen los montos de las operaciones realizadas en cuentas bancarias o de depósito ubicadas en el extranjero;

d)

Enterar la retención y expedir a cada persona a que se refieren los incisos a), b) y c) de la presente fracción, el comprobante fiscal digital por Internet de Retenciones e información de pagos, de conformidad con lo dispuesto en el artículo 18-J, fracción II, incisos b) y c), de la Ley del Impuesto al Valor Agregado, y

e)

Proporcionar la información de las personas a que se refieren los incisos a), b) y c) de la presente fracción, en términos de lo establecido en el artículo 18-J, fracción III, de la Ley del Impuesto al Valor Agregado, según corresponda.

Tratándose de los residentes en el extranjero sin establecimiento en México, además de lo previsto en el párrafo anterior, se deberá recabar y proporcionar la información relacionada con la identificación de dichas personas y de las operaciones celebradas con su intermediación, de conformidad con las reglas de carácter general que para tales efectos establezca el Servicio de Administración Tributaria;

X.

Para efectos de los artículos 54, párrafo primero, y 135, de la Ley del Impuesto sobre la Renta, las instituciones que componen el sistema financiero que intervengan como intermediarias en operaciones de préstamo de títulos o valores, por las cuales no se considere que existe enajenación de bienes de conformidad con el artículo 14-A del Código Fiscal de la Federación y las reglas de carácter general emitidas por el Servicio de Administración Tributaria, en sustitución de la tasa establecida en el artículo 24 de esta Ley, aplicable sobre el monto del capital que dé lugar al pago de los intereses, efectuarán la retención y entero del impuesto a que se refieren dichos artículos, como pago provisional, aplicando la tasa del 9 por ciento sobre el monto de los intereses nominales definidos como premio convenido;

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XI.

Para efectos del artículo 87, párrafos quinto, sexto y décimo tercero, de la Ley del Impuesto sobre la Renta, los fondos de inversión en instrumentos de deuda y los fondos de inversión de renta variable que realicen operaciones de préstamo de títulos o valores en los términos de la fracción anterior, excluirán del cálculo del impuesto diario los intereses definidos como premio convenido, debiendo efectuar la retención del impuesto correspondiente a sus integrantes o accionistas por dichos intereses de conformidad con la fracción anterior y enterar el impuesto mensualmente, a más tardar el día 17 del mes siguiente al mes en que se devenguen dichos intereses;

XII.	Para efectos de lo establecido en el artículo 205 de la Ley del Impuesto sobre la Renta, también se aplicará lo siguiente:

a)	La persona administradora de la figura jurídica extranjera podrá ser residente fiscal en México. En cuyo caso, dicha figura jurídica extranjera conservará la transparencia fiscal, y

b)

Tratándose de sociedades de inversión especializadas de fondos para el retiro, que sean integrantes o miembros de las figuras jurídicas extranjeras, podrán no aplicar lo dispuesto en la fracción VI de dicho artículo. Para estos efectos, las figuras jurídicas extranjeras conservarán la transparencia fiscal;

XIII.

Para efectos del artículo 2o.-A, primer párrafo, fracción I, inciso j) de la Ley del Impuesto al Valor Agregado, se aplicará la tasa del 0 por ciento del impuesto al valor agregado a la enajenación de calzones y discos menstruales, reutilizables y desechables, para la gestión menstrual, y

XIV.

Para los efectos de los artículos 1o. y 4o., de la Ley del Impuesto al Valor Agregado, no será acreditable el impuesto al valor agregado trasladado en la adquisición de bienes o prestación de servicios recibidos, ni el propio pagado en la importación, cuando dichos bienes o servicios se destinen para dar cumplimiento al contrato de seguro, y la indemnización consista en el resarcimiento de daños o la reposición del bien siniestrado, a través de terceros, conforme a la Ley Sobre el Contrato de Seguro.

El Servicio de Administración Tributaria podrá emitir las reglas de carácter general para la aplicación de este artículo.

Capítulo III

De la Información, la Transparencia, la Evaluación de la Eficiencia Recaudatoria y la Fiscalización

Artículo 26. Con el propósito de coadyuvar a conocer los efectos de la política fiscal en el ingreso de los distintos grupos de la población, la Secretaría de Hacienda y Crédito Público deberá realizar un estudio de ingreso-gasto con base en la información estadística disponible que muestre por decil de ingreso de las familias su contribución en los distintos impuestos y derechos que aporte, así como los bienes y servicios públicos que reciben con recursos federales, estatales y municipales.

La realización del estudio referido en el párrafo anterior será responsabilidad de la Secretaría de Hacienda y Crédito Público y deberá ser entregado a las comisiones de Hacienda y Crédito Público de las Cámaras de Diputados y de Senadores, así como a la Comisión de Presupuesto y Cuenta Pública de la Cámara de Diputados, y publicado en la página de Internet de dicha Secretaría, a más tardar el 30 de junio de 2026.

Durante el ejercicio fiscal de 2026, para efectos de la presentación del estudio de ingreso-gasto a que se refiere el artículo 31 de la Ley del Servicio de Administración Tributaria, dicho estudio deberá presentarse a más tardar el 30 de junio de dicho año.

Artículo 27. Los estímulos fiscales y las facilidades administrativas que prevea la Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2027 se otorgarán con base en criterios de eficiencia económica, no discriminación, temporalidad definida y progresividad.

Para el otorgamiento de los estímulos fiscales deberá tomarse en cuenta si los objetivos pretendidos pudiesen alcanzarse de mejor manera con la política de gasto. Los costos para las finanzas públicas de las facilidades administrativas y los estímulos fiscales se especificarán en el documento denominado Renuncias Recaudatorias a que se refiere el apartado A del artículo 28 de esta Ley.

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Artículo 28. La Secretaría de Hacienda y Crédito Público deberá publicar en su página de Internet y entregar a las comisiones de Hacienda y Crédito Público y de Presupuesto y Cuenta Pública de la Cámara de Diputados, así como al Centro de Estudios de las Finanzas Públicas, Ifigenia Martínez y Hernández, de dicho órgano legislativo y a la Comisión de Hacienda y Crédito Público de la Cámara de Senadores lo siguiente:

A.

El documento denominado Renuncias Recaudatorias, a más tardar el 30 de junio de 2026, que comprenderá los montos que deja de recaudar el erario federal por conceptos de tasas diferenciadas en los distintos impuestos, exenciones, subsidios y créditos fiscales, condonaciones, facilidades administrativas, estímulos fiscales, deducciones autorizadas, tratamientos y regímenes especiales establecidos en las distintas leyes que en materia tributaria aplican a nivel federal.

El documento a que se refiere el párrafo anterior, tomará como base los datos estadísticos necesarios que el Servicio de Administración Tributaria está obligado a proporcionar, conforme a lo previsto en el artículo 22, fracción III, de la Ley del Servicio de Administración Tributaria, y deberá contener los montos referidos estimados para el ejercicio fiscal de 2027 en los siguientes términos:

I.	El monto estimado de los recursos que dejará de percibir en el ejercicio el erario federal;

II.	La metodología utilizada para realizar la estimación;

III.	La referencia o sustento jurídico que respalde la inclusión de cada concepto o partida;

IV.	Los sectores o actividades beneficiados específicamente de cada concepto, en su caso, y

V.	Los beneficios sociales y económicos asociados a cada una de las renuncias recaudatorias.

B.

Un reporte de las personas morales y fideicomisos autorizados para recibir donativos deducibles para los efectos del impuesto sobre la renta, a más tardar el 30 de septiembre de 2026, en el que se deberá señalar, para cada una la siguiente información:

I.	Ingresos por donativos recibidos en efectivo de nacionales;

II.	Ingresos por donativos recibidos en efectivo de extranjeros;

III.	Ingresos por donativos recibidos en especie de nacionales;

IV.	Ingresos por donativos recibidos en especie de extranjeros;

V.	Ingresos obtenidos por arrendamiento de bienes;

VI.	Ingresos obtenidos por dividendos;

VII.	Ingresos obtenidos por regalías;

VIII.	Ingresos obtenidos por intereses devengados a favor y ganancia cambiaria;

IX.	Otros ingresos;

X.	Erogaciones efectuadas por sueldos, salarios y gastos relacionados;

XI.	Erogaciones efectuadas por aportaciones al Sistema de Ahorro para el Retiro, al Instituto del Fondo Nacional de la Vivienda para los Trabajadores, y jubilaciones por vejez;

XII.	Erogaciones efectuadas por cuotas al Instituto Mexicano del Seguro Social;

XIII.	Gastos administrativos;

XIV.	Gastos operativos, y

XV.	Monto total de percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos.

El reporte deberá incluir las entidades federativas en las que se ubiquen las personas morales y fideicomisos autorizados para recibir donativos deducibles para los efectos del impuesto sobre la renta, clasificándolas por tipo de donataria de conformidad con los conceptos contenidos en los artículos 79, 82 y 83 de la Ley del Impuesto sobre la Renta y en su Reglamento.

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C.

Para la generación del reporte a que se refiere el Apartado B de este artículo, la información se obtendrá de aquella que las donatarias autorizadas estén obligadas a presentar en la declaración de las personas morales con fines no lucrativos correspondiente al ejercicio fiscal de 2025, a la que se refiere el párrafo tercero del artículo 86 de la Ley del Impuesto sobre la Renta.

La información sobre los gastos administrativos y operativos, así como de las percepciones netas de cada integrante del Órgano de Gobierno Interno o de directivos análogos a que se refiere el Apartado B de este artículo, se obtendrá de los datos reportados a más tardar el 31 de julio de 2026, en la página de Internet del Servicio de Administración Tributaria en la Sección de Transparencia de Donatarias Autorizadas correspondiente al ejercicio fiscal de 2025, a que se refiere el artículo 82, fracción VI, de la Ley del Impuesto sobre la Renta. Se entenderá por gastos administrativos y operativos lo siguiente:

I.

Gastos administrativos: los relacionados con las remuneraciones al personal, arrendamiento de bienes muebles e inmuebles, teléfono, electricidad, papelería, mantenimiento y conservación, los impuestos y derechos federales o locales, así como las demás contribuciones y aportaciones que en términos de las disposiciones legales respectivas deba cubrir la donataria siempre que se efectúen en relación directa con las oficinas o actividades administrativas, entre otros. No quedan comprendidos aquellos gastos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social, y

II.	Gastos operativos: aquellos que la donataria deba destinar directamente para cumplir con los fines propios de su objeto social.

La información a que se refieren los Apartados B y C de este artículo, no se considerará comprendida dentro de las prohibiciones y restricciones que establecen los artículos 69 del Código Fiscal de la Federación y 2o., fracción VII, de la Ley Federal de los Derechos del Contribuyente.

Artículo 29. La persona titular del Ejecutivo Federal a través de la Secretaría de Hacienda y Crédito Público, informará al Congreso de la Unión de los ingresos por contribuciones pagados en especie o en servicios, así como, en su caso, el destino de dichos ingresos.

La Secretaría de Hacienda y Crédito Público informará al Congreso de la Unión de manera trimestral sobre el avance del Programa Anual de Financiamiento, destacando el comportamiento de los diversos rubros en el cual se haga referencia al financiamiento del Gasto de Capital y Refinanciamiento.

La Secretaría de Hacienda y Crédito Público deberá incluir en los Informes sobre la Situación Económica, las Finanzas Públicas y la Deuda Pública que se presenten al Congreso de la Unión en términos de lo previsto en los artículos 19, fracción II, y 107, fracción I, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la información del origen de los ingresos generados por los aprovechamientos a que se refiere el numeral 6.61.22.04 del artículo 1o. de la presente Ley, por concepto de otros aprovechamientos, así como los destinos específicos que, en su caso, tengan dichos aprovechamientos.

La Secretaría de Hacienda y Crédito Público deberá reportar en los informes trimestrales que se presenten al Congreso de la Unión en términos del artículo 107, fracción I, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la evolución del precio del petróleo observado respecto del cubierto mediante la Estrategia de Coberturas Petroleras para el ejercicio fiscal de 2026, así como de la subcuenta que se haya constituido como complemento en el Fondo de Estabilización de los Ingresos Presupuestarios.

La Secretaría de Hacienda y Crédito Público, conforme a lo previsto en el artículo 107, fracción I, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, deberá reportar en los informes trimestrales la información sobre los ingresos excedentes que, en su caso, se hayan generado con respecto al calendario de ingresos derivado de la Ley de Ingresos de la Federación. En este reporte se presentará la comparación de los ingresos propios de las entidades paraestatales bajo control presupuestario directo, de las empresas públicas del Estado, y del Gobierno federal. En el caso de estos últimos se presentará lo correspondiente a los ingresos provenientes de las transferencias del Fondo Mexicano del Petróleo para la Estabilización y el Desarrollo.

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Artículo 30. La Secretaría de Hacienda y Crédito Público a través del Servicio de Administración Tributaria deberá publicar en su página de Internet, y entregar a las comisiones de Hacienda y Crédito Público de ambas Cámaras del Congreso de la Unión, estudios sobre la evasión fiscal en México, a más tardar 35 días después de terminado el ejercicio fiscal de 2026.

En la elaboración de dichos estudios deberán participar instituciones académicas de prestigio en el país, instituciones académicas extranjeras, centros de investigación, organismos o instituciones nacionales o internacionales que se dediquen a la investigación o que sean especialistas en la materia.

Artículo 31. En el ejercicio fiscal de 2026, toda iniciativa en materia fiscal, incluidas aquellas que se presenten para cubrir el Presupuesto de Egresos de la Federación para el Ejercicio Fiscal 2027, deberá incluir en su exposición de motivos el impacto recaudatorio de cada una de las medidas propuestas. Asimismo, en cada una de las explicaciones establecidas en dicha exposición de motivos se deberá incluir claramente el artículo del ordenamiento de que se trate en el cual se llevarían a cabo las reformas.

Toda iniciativa en materia fiscal que envíe la persona titular del Ejecutivo Federal al Congreso de la Unión observará lo siguiente:

I.	Que se otorgue certidumbre jurídica a las personas contribuyentes;

II.	Que el pago de las contribuciones sea sencillo y asequible;

III.	Que el monto a recaudar sea mayor que el costo de su recaudación y fiscalización, y

IV.	Que las contribuciones sean estables para las finanzas públicas.

Los aspectos anteriores deberán incluirse en la exposición de motivos de la iniciativa de que se trate, los cuales serán tomados en cuenta en la elaboración de los dictámenes que emitan las comisiones respectivas del Congreso de la Unión.

La Iniciativa de Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2027 deberá incluir las estimaciones de las contribuciones contempladas en las leyes fiscales, especificar la memoria de cálculo de cada uno de los rubros de ingresos previstos en dicha iniciativa, así como las proyecciones de estos ingresos para los próximos 5 años. Se deberá entender por memoria de cálculo los procedimientos descritos en forma detallada de cómo se realizaron los cálculos, con el fin de que puedan ser revisados por la Cámara de Diputados.

Capítulo IV

Otras Disposiciones

Artículo 32. El Congreso de la Unión aprueba las modificaciones a la Tarifa de los Impuestos Generales de Importación y de Exportación efectuadas por la persona titular del Ejecutivo Federal a las que se refiere el informe que, en cumplimiento de lo dispuesto en el segundo párrafo del artículo 131 de la Constitución Política de los Estados Unidos Mexicanos, ha rendido la persona titular del Ejecutivo Federal a dicho Congreso en el año 2025.

Artículo 33. Cuando de conformidad con la Ley Orgánica de la Administración Pública Federal se modifique la denominación de alguna dependencia o entidad o las existentes desaparezcan, se entenderá que los ingresos estimados para estas en la presente Ley corresponderán a las dependencias o entidades cuyas denominaciones hayan cambiado o que absorban las facultades de aquellas que desaparezcan, según corresponda.

Artículo 34. Las unidades responsables de los fideicomisos, mandatos y análogos públicos, en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, serán responsables en todo momento de continuar con su obligación de verificar que los recursos fideicomitidos o aportados se apliquen a los fines u objeto de dichos instrumentos y que se cumplan con dichos fines u objeto, incluyendo durante su proceso de extinción o terminación.

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Transitorios

Primero.- La presente Ley entrará en vigor el 1 de enero de 2026, salvo lo dispuesto en el Transitorio Vigésimo Quinto de este ordenamiento, el cual entrará en vigor al día siguiente de su publicación en el Diario Oficial de la Federación.

Segundo.- Durante el ejercicio fiscal de 2026, el Fondo de Compensación del Régimen de Pequeños Contribuyentes y del Régimen de Intermedios creado mediante el Quinto transitorio de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2014, publicada en el Diario Oficial de la Federación el 20 de noviembre de 2013 continuará destinándose en los términos del citado precepto.

Tercero.- Durante el ejercicio fiscal de 2026, las referencias que en materia de administración, determinación, liquidación, cobro, recaudación y fiscalización de las contribuciones se hacen a la Comisión Nacional del Agua en la Ley Federal de Derechos, así como en los artículos 51 de la Ley de Coordinación Fiscal y Décimo Tercero de las Disposiciones Transitorias del Decreto por el que se reforman y adicionan diversas disposiciones de la Ley de Coordinación Fiscal y de la Ley General de Contabilidad Gubernamental, publicado en el Diario Oficial de la Federación el 9 de diciembre de 2013 y las disposiciones que emanen de dichos ordenamientos se entenderán hechas también al Servicio de Administración Tributaria.

Cuarto.- Las entidades federativas y municipios que cuenten con disponibilidades de recursos federales destinados a un fin específico previsto en ley, en reglas de operación, convenios o instrumentos jurídicos, correspondientes a ejercicios fiscales anteriores al 2026, que no hayan sido devengados y pagados en términos de las disposiciones jurídicas aplicables, deberán concentrarlos en la Tesorería de la Federación, incluidos los rendimientos financieros que hubieran generado. Los recursos correspondientes a los aprovechamientos que se obtengan, podrán destinarse por la Secretaría de Hacienda y Crédito Público, conforme a los términos y condiciones establecidos en los convenios que, para tal efecto, suscriba con las entidades federativas que justifiquen un desequilibrio financiero que les imposibilite cumplir con obligaciones de pago de corto plazo del gasto de operación o, en su caso, y sujeto a la disponibilidad presupuestaria, podrán destinarse para mejorar la infraestructura en dichas entidades federativas y municipios. De igual manera dichos recursos se podrán destinar para atender desastres naturales.

Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras, siempre y cuando dichas disponibilidades hayan estado depositadas en cuentas bancarias de la entidad federativa o municipio.

Quinto.- Los recursos federales correspondientes a ejercicios fiscales anteriores al 2026 que no hayan sido ejercidos por las universidades e instituciones públicas de educación superior y que no se reintegren en el plazo establecido en el artículo 54 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, se deben concentrar en la Tesorería de la Federación bajo la naturaleza de aprovechamientos.

Los recursos a que se refiere el párrafo anterior se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas y proyectos de inversión en infraestructura educativa.

Sexto.- El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, durante el ejercicio fiscal de 2026 y en ejercicio de las facultades que le confiere el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, requerirá a la Secretaría de Hacienda y Crédito Público los pagos correspondientes al incumplimiento de obligaciones que tengan las dependencias o entidades de los municipios o de las entidades federativas, con cargo a las participaciones y transferencias federales de las entidades federativas y los municipios que correspondan, de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

La Secretaría de Hacienda y Crédito Público determinará el monto de los pagos a que se refiere el párrafo anterior con cargo a las participaciones y transferencias federales, garantizando que las entidades federativas y municipios cuenten con solvencia suficiente.

El Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, conforme a los modelos autorizados por su órgano de gobierno, podrá suscribir con las entidades federativas y, en su caso, los municipios, dependencias y entidades de los gobiernos locales que correspondan, los convenios para la regularización de los adeudos que tengan con dicho Instituto por concepto de cuotas, aportaciones y descuentos. El plazo máximo para cubrir los pagos derivados de dicha regularización será de 20 años. Asimismo, en adición a lo previsto en el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en el marco de la celebración de los referidos convenios, dicho Instituto deberá otorgar descuentos en los accesorios generados a las contribuciones adeudadas excepto tratándose de los accesorios generados por las cuotas y aportaciones que deban ser depositadas en las cuentas individuales de las personas trabajadoras. Para tal efecto, deberán adecuar los convenios de incorporación voluntaria al régimen obligatorio de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, para incluir en estos convenios lo dispuesto en el párrafo cuarto del artículo 204 de dicha ley.

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Para los efectos del párrafo anterior, el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá aceptar como fuente de pago bienes inmuebles que se considerarán como dación en pago para la extinción total o parcial de adeudos distintos de las cuotas y aportaciones que deban depositarse a las cuentas individuales de las personas trabajadoras. El Instituto determinará si los bienes a los que se refiere este párrafo, resultan funcionales para el cumplimiento de su objeto, asegurándose que se encuentren libres de cualquier gravamen o proceso judicial y que el monto del adeudo no sea mayor al valor del avalúo efectuado por el Instituto de Administración y Avalúos de Bienes Nacionales. En estos casos, la entidad federativa, municipio, dependencia o entidad del gobierno local, según corresponda, deberá cubrir los gravámenes y demás costos de la operación respectiva, los cuales no computarán para el cálculo del importe del pago.

Séptimo.- Con el fin de promover el saneamiento de los créditos adeudados por concepto de cuotas obrero patronales, capitales constitutivos y sus accesorios, con excepción de las cuotas del seguro de retiro, cesantía en edad avanzada y vejez, por parte de entidades federativas, municipios y organismos descentralizados que estén excluidas o no comprendidas en leyes o decretos como sujetos de aseguramiento, se autoriza al Instituto Mexicano del Seguro Social durante el ejercicio fiscal de 2026 a suscribir convenios de pago en parcialidades a un plazo máximo de hasta 6 años.

Para tal efecto, las participaciones que les corresponda recibir a las entidades federativas y los municipios, podrán compensarse de conformidad con lo establecido en el último párrafo del artículo 9o. de la Ley de Coordinación Fiscal.

Octavo.- Los recursos que obtenga Lotería Nacional que deban concentrarse en la Tesorería de la Federación en términos de las disposiciones aplicables, se considerarán ingresos excedentes por concepto de productos y se podrán destinar por la Secretaría de Hacienda y Crédito Público a programas para la asistencia pública y social, así como para los programas presupuestarios que determine la persona titular del Ejecutivo Federal.

Noveno.- Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) instruirá a la institución fiduciaria del Fondo de Salud para el Bienestar para que, durante el primer semestre de 2026, concentre en la Tesorería de la Federación el remanente del patrimonio del Fideicomiso a que se refiere el artículo 77 bis 17, segundo párrafo, de la Ley General de Salud, salvo que la Secretaría de Hacienda y Crédito Público autorice que el remanente referido permanezca para el cumplimiento de los fines de dicho fondo.

Para los efectos de lo dispuesto en el párrafo anterior, se deberá observar lo previsto en el segundo párrafo del artículo 77 bis 29 de la Ley General de Salud.

Los recursos correspondientes a los aprovechamientos que se obtengan derivados del remanente que se concentren en la Tesorería de la Federación, se podrán destinar prioritariamente por la Secretaría de Hacienda y Crédito Público para la adquisición de vacunas y los gastos de operación asociados, para el fortalecimiento de los programas y acciones en materia de salud, así como a programas y proyectos que contribuyan al bienestar de la población.

Décimo.- Durante el ejercicio fiscal de 2026, para efectos del artículo 21 Bis, fracción VIII, inciso b), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, referente al reintegro de recursos que las entidades federativas deben realizar al Fondo de Estabilización de los Ingresos de las Entidades Federativas, la Secretaría de Hacienda y Crédito Público podrá compensar dicho reintegro en parcialidades contra las participaciones federales de la entidad federativa de que se trate, sin ninguna carga financiera adicional, dentro del término de seis meses contados a partir del día siguiente a aquél en el que se comunique a la entidad federativa el monto que deberá reintegrar.

Décimo Primero.- Las entidades federativas y municipios, que al día 29 de septiembre de 2021, hayan mantenido recursos públicos federales correspondientes al ejercicio fiscal 2021 que deban ser reintegrados a la Federación, en depósito en una cuenta correspondiente a una institución de banca múltiple cuya autorización para organizarse y operar como tal haya sido revocada a dicha fecha, deberán concentrarlos en la Tesorería de la Federación, a más tardar el 31 de diciembre de 2026, incluidos los rendimientos financieros que hubieran generado.

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Para efectos de lo anterior, los aprovechamientos provenientes de la concentración de los recursos que realicen las entidades federativas y municipios en términos del presente transitorio, no se considerarán extemporáneos, por lo que no causan daño a la hacienda pública ni se cubrirán cargas financieras.

Los aprovechamientos a que se refiere el presente transitorio se destinarán conforme a lo establecido en el transitorio Cuarto de esta Ley.

Décimo Segundo.- Las entidades federativas a que se refiere el Decreto por el que se fomenta la regularización de vehículos usados de procedencia extranjera, publicado en el Diario Oficial de la Federación el 29 de diciembre de 2022, y sus posteriores modificaciones, entregarán a sus municipios, en términos de las disposiciones específicas emitidas por la Secretaría de Hacienda y Crédito Público, los subsidios federales derivados de los ingresos que se obtengan por los aprovechamientos que se hayan generado en el ejercicio fiscal de 2025, en términos de lo dispuesto por el artículo 9 del citado Decreto. Dichos recursos se podrán comprometer, devengar y pagar por parte de los municipios durante el ejercicio fiscal de 2026.

Los recursos que reciban los municipios conforme al párrafo anterior, que no hayan sido comprometidos, devengados y pagados durante el ejercicio fiscal de 2026, deberán ser concentrados en la Tesorería de la Federación incluidos los rendimientos financieros que hubieran generado, conforme a lo establecido en la Ley de Ingresos de la Federación del ejercicio fiscal que corresponda, dentro de los 15 días naturales siguientes al término del citado ejercicio fiscal.

Durante el primer bimestre del ejercicio fiscal de 2026, la Secretaría de Hacienda y Crédito Público podrá convenir, así como entregar a las entidades federativas respectivas, mediante el mecanismo de Adeudos de Ejercicios Fiscales Anteriores, los subsidios federales que correspondan a los municipios y que deriven de los aprovechamientos que se hayan generado en el ejercicio fiscal de 2025, en términos del Decreto mencionado. En este supuesto, el ejercicio y aplicación de los recursos se sujetará a lo establecido en el párrafo primero del presente transitorio.

Para efectos de lo establecido en el párrafo anterior, las secretarías de Economía y de Seguridad y Protección Ciudadana, el Servicio de Administración Tributaria y la Agencia Nacional de Aduanas de México, en el ámbito de sus respectivas competencias, deberán coordinarse para que, a más tardar el 20 de enero de 2026, se remita a la Secretaría de Hacienda y Crédito Público la información relativa a los ingresos excedentes que se obtengan por los aprovechamientos generados en el ejercicio fiscal de 2025, a fin de que la Secretaría de Hacienda y Crédito Público, durante el primer bimestre de 2026, realice los registros de dichos ingresos excedentes, de los recursos presupuestarios y demás registros contables correspondientes al ejercicio fiscal de 2025.

Los ingresos que en su caso se generen durante el ejercicio fiscal de 2026, derivados de la aplicación del Decreto a que se refiere el párrafo primero de este transitorio, se concentrarán en la Tesorería de la Federación por concepto de aprovechamientos, y serán destinados por la Secretaría de Hacienda y Crédito Público, en los términos que se establecen en dicho Decreto.

Los recursos a que se refiere la presente disposición transitoria, no se incluirán en la recaudación federal participable prevista en el artículo 2o. de la Ley de Coordinación Fiscal y tendrán el carácter de ingresos excedentes.

Décimo Tercero.- El Instituto para Devolver al Pueblo lo Robado, en su carácter de liquidador de la Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, concentrará en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, los recursos remanentes que resulten a la conclusión del proceso de liquidación de la entidad antes referida, en términos de las disposiciones aplicables, tendrán el carácter de ingresos excedentes y serán destinados por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar, en términos de las disposiciones aplicables.

El Instituto para Devolver al Pueblo lo Robado, en su carácter de liquidador de la Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, concentrará en la Tesorería de la Federación los recursos determinados en el dictamen a que se refiere el artículo séptimo del Decreto por el que se Extingue el Organismo Público Descentralizado denominado Financiera Nacional de Desarrollo Agropecuario, Rural, Forestal y Pesquero, y se Abroga su Ley Orgánica, publicado en el Diario Oficial de la Federación el 29 de mayo de 2023 y sus posteriores modificaciones, bajo la naturaleza de aprovechamientos, y tendrán el carácter de ingresos excedentes, en términos de las disposiciones aplicables.

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Los recursos a que hace referencia el párrafo anterior, serán destinados por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar, en términos de las disposiciones aplicables.

Décimo Cuarto.- Para efectos de lo establecido en el segundo párrafo del artículo 77 bis 15 de la Ley General de Salud, en los casos en que las entidades federativas concurran con Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) para garantizar la prestación de los servicios de salud a que se refiere el Título Tercero Bis de dicha ley, éstas podrán solicitar a la Secretaría de Hacienda y Crédito Público, en términos de los convenios de coordinación que al efecto se celebren, la autorización de un adelanto de participaciones en ingresos federales a su favor, correspondientes al ejercicio fiscal, por el monto que se establezca en dichos convenios.

Los recursos a que se refiere el párrafo anterior serán aportados por parte de la Secretaría de Hacienda y Crédito Público, por cuenta y orden de la entidad federativa que corresponda, al Fondo de Salud para el Bienestar, en términos de lo que se establezca en los convenios de coordinación que para tal efecto se celebren.

Décimo Quinto.- El remanente de las utilidades netas que, en su caso, se obtengan de los ingresos propios de las entidades paraestatales sectorizadas en las secretarías de la Defensa Nacional y de Marina, se concentrará en la Tesorería de la Federación bajo la naturaleza de productos.

Los recursos a que hace referencia el párrafo anterior, serán destinados por la Secretaría de Hacienda y Crédito Público en un 75 por ciento al Instituto de Seguridad Social para las Fuerzas Armadas Mexicanas y en un 25 por ciento, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar, en términos de las disposiciones aplicables.

Décimo Sexto.- Las operaciones de transferencia de bienes, derechos y obligaciones que hayan realizado las empresas públicas del Estado de conformidad con los términos para la reasignación de activos y contratos publicados en el Diario Oficial de la Federación el 25 de noviembre de 2019, para reorganizar a sus empresas productivas subsidiarias y empresas filiales, no constituyen una enajenación para efectos fiscales, por tratarse de una redistribución interna de carácter administrativo que forma parte integral del proceso de creación y organización de dichas empresas y que debe mantener los mismos efectos legales otorgados a la asignación original de dichos activos.

Tampoco se considerará enajenación para efectos fiscales, la transmisión de bienes, derechos y obligaciones, que se lleve a cabo con motivo de la reorganización corporativa que efectúen las empresas públicas del Estado, derivada del Decreto por el que se reforman el párrafo quinto del artículo 25, los párrafos sexto y séptimo del artículo 27 y el párrafo cuarto del artículo 28 de la Constitución Política de los Estados Unidos Mexicanos, en materia de áreas y empresas estratégicas, publicado en el Diario Oficial de la Federación el 31 de octubre de 2024.

Décimo Séptimo.- Los montos derivados del cobro de adeudos a las dependencias y entidades de la Administración Pública Federal; del Poder Legislativo de la Unión; del Poder Judicial de la Federación; de los órganos autónomos de carácter federal; de las entidades federativas; de los poderes legislativos y judiciales y entes autónomos locales; de las administraciones públicas municipales, o de cualesquiera de sus entes públicos que tengan pendientes de pago ante el Servicio de Administración Tributaria y el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en los supuestos que establezcan los ordenamientos legales aplicables, se considerarán aprovechamientos y se destinarán por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar.

Décimo Octavo.- Los recursos remanentes, ahorros y economías que se generen con la eliminación de órganos constitucionalmente autónomos, de órganos reguladores, de organismos descentralizados, de órganos administrativos desconcentrados, de unidades administrativas o estructuras y otros entes públicos, se concentrarán en la Tesorería de la Federación, bajo la naturaleza de aprovechamientos, y deberán ser destinados por la Secretaría de Hacienda y Crédito Público, a través de la unidad competente en materia de seguros, pensiones y seguridad social, al Fondo de Pensiones para el Bienestar.

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Décimo Noveno.- Los ingresos excedentes derivados de ingresos de libre disposición de las entidades federativas, además de los conceptos previstos en el artículo 14, fracción I, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, podrán destinarse a:

I.

Cubrir los créditos fiscales firmes determinados a las entidades federativas y sus entes públicos por autoridades fiscales federales o autoridades de las entidades federativas coordinadas en materia fiscal federal, por concepto de impuestos federales, sus accesorios y aprovechamientos;

II.

Cubrir los pagos correspondientes al incumplimiento de obligaciones que tengan los entes públicos de las entidades federativas a favor del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, así como aquellas que correspondan a la administración pública municipal centralizada y paraestatal, en las que la entidad federativa funja como obligado o deudor solidario, y

III.

Para el saneamiento de los créditos adeudados por los entes públicos de las entidades federativas por concepto de cuotas obrero patronales, capitales constitutivos, sus accesorios y aprovechamientos, así como aquellas que correspondan a la administración pública municipal centralizada y paraestatal, en las que la entidad federativa funja como obligado o deudor solidario, con excepción de las cuotas del seguro de retiro, cesantía en edad avanzada y vejez del Instituto Mexicano del Seguro Social.

Vigésimo.- Derivado de la entrada en vigor del Decreto por el que se reforman el párrafo quinto del artículo 25, los párrafos sexto y séptimo del artículo 27 y el párrafo cuarto del artículo 28 de la Constitución Política de los Estados Unidos Mexicanos, en materia de áreas y empresas estratégicas, publicado en el Diario Oficial de la Federación el 31 de octubre de 2024, las empresas públicas del Estado, Petróleos Mexicanos y Comisión Federal de Electricidad, estarán obligadas al pago de contribuciones y sus accesorios, de productos y de aprovechamientos, excepto el impuesto sobre la renta, de acuerdo con las disposiciones que los establecen y con las reglas que al efecto expida la Secretaría de Hacienda y Crédito Público.

Vigésimo Primero.- Los ingresos excedentes a que se refiere el artículo 102, fracción VII, de la Ley de la Empresa Pública del Estado, Petróleos Mexicanos, se utilizarán previa autorización de la Secretaría de Hacienda y Crédito Público de conformidad con los lineamientos que emita dicha Secretaría.

Para estos efectos, la Secretaría de Hacienda y Crédito Público podrá establecer un fin distinto de los señalados en dicha disposición, garantizando el cumplimiento de las obligaciones necesarias para la realización del objeto de Petróleos Mexicanos, entre otras, el pago de deuda o pasivos a cargo de dicha empresa pública del Estado.

Vigésimo Segundo.- Se otorga un estímulo fiscal a las personas físicas y morales cuyos ingresos totales en el ejercicio fiscal 2024, para los efectos de la Ley del Impuesto sobre la Renta, no hayan excedido de 300 millones de pesos y que tengan a su cargo créditos fiscales firmes o consentidos, cuya administración y recaudación corresponda al Servicio de Administración Tributaria o a la Agencia Nacional de Aduanas de México, en los que se hubiera determinado la omisión de contribuciones federales propias, retenidas o trasladadas, aprovechamientos, multas derivadas del incumplimiento de obligaciones fiscales, incluso las distintas a las de pago y multas con agravantes, así como cuotas compensatorias. Quedan exceptuadas de este beneficio aquellas personas físicas y morales que hayan recibido alguna condonación, reducción, disminución o cualquier otro beneficio similar en el monto del pago de créditos fiscales, con base en los programas generalizados y masivos de condonación a deudores fiscales, a que se refiere el Decreto por el que se dejan sin efectos los Decretos y diversas disposiciones de carácter general emitidos en términos del artículo 39, fracción I del Código Fiscal de la Federación, por virtud de los cuales se condonaron deudas fiscales, publicado en el Diario Oficial de la Federación el 20 de mayo de 2019. Asimismo, quedan exceptuadas de este beneficio las personas físicas y morales que hayan sido beneficiadas por el estímulo fiscal a que se refiere el Trigésimo Cuarto Transitorio de la Ley de Ingresos de la Federación para el Ejercicio Fiscal de 2025.

El estímulo fiscal será aplicable respecto de multas impuestas por infracciones a las disposiciones fiscales, aduaneras y de comercio exterior, incluidas las multas con agravantes, recargos y gastos de ejecución.

El estímulo fiscal será del 100 por ciento de las multas, recargos y gastos de ejecución, a las personas contribuyentes que:

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I.

Tengan a su cargo adeudos correspondientes al ejercicio fiscal 2024 o anteriores, siempre que presenten las declaraciones respectivas y realicen el pago de estas en una sola exhibición a más tardar el 31 de diciembre de 2026;

II.

Se encuentren sujetos a facultades de comprobación, siempre que subsanen todas las irregularidades detectadas y se autocorrijan dentro del plazo establecido por el procedimiento correspondiente, sin exceder del 31 de diciembre de 2026.

La aplicación del estímulo fiscal se informará a la autoridad fiscal que esté llevando a cabo las facultades de comprobación y se podrá realizar durante el procedimiento de fiscalización o hasta antes de que se notifique la resolución que se emita conforme a las disposiciones fiscales, y

III.

Tengan a su cargo créditos fiscales firmes determinados por la autoridad fiscal federal, siempre que estos no hayan sido objeto de impugnación o, habiendo sido impugnados, la persona contribuyente se desista del medio de defensa interpuesto. En caso de haber solicitado la revisión administrativa, las personas contribuyentes deben desistirse de dicho recurso.

En estos casos, el estímulo fiscal será aplicable siempre que se cumplan los requisitos siguientes:

I.

Deberá presentarse una solicitud a más tardar el 31 de octubre de 2026, ante el Servicio de Administración Tributaria, cumpliendo con los requisitos que establezca mediante reglas de carácter general. Con la presentación de dicha solicitud se suspenderá el procedimiento administrativo de ejecución sin estar obligado a garantizar el interés fiscal y se interrumpirá el término para que se consume la prescripción, y

II.

La autoridad fiscal, en su caso, deberá emitir el formulario de pago que corresponda dentro de los 15 días naturales siguientes a la fecha en que se presente la solicitud. Las personas contribuyentes deberán realizar el pago de la cantidad que conste en el formulario dentro de los 15 días naturales siguientes a la fecha en que se ponga a su disposición.

Si la persona contribuyente no realiza el pago en el plazo establecido en la presente disposición transitoria, el formulario de pago quedará sin efectos y las autoridades fiscales deberán requerir el pago total del crédito fiscal.

Cuando los créditos fiscales firmes estén constituidos exclusivamente por multas derivadas del incumplimiento a las obligaciones distintas a las de pago, siempre que cumplan con la obligación omitida que haya dado origen a la multa y con los requisitos establecidos en el párrafo cuarto de este transitorio, se les aplicará un estímulo fiscal equivalente al 90 por ciento del total de la multa.

El pago del crédito fiscal no podrá realizarse en especie o mediante compensación.

Este estímulo fiscal no se considera como ingreso acumulable para los efectos de la Ley del Impuesto sobre la Renta y en ningún caso dará lugar a devolución, deducción, compensación, acreditamiento o saldo a favor alguno.

El estímulo fiscal no es aplicable a las personas contribuyentes que:

I.	Tengan sentencia condenatoria firme por la comisión de algún delito fiscal;

II.

Se encuentren publicados en los listados de las personas contribuyentes que no desvirtuaron los hechos que se les imputaron en los procedimientos establecidos en los artículos 69-B y 69-B Bis del Código Fiscal de la Federación;

III.

Tributen en términos del artículo 79, fracciones XXII, XXIII y XXIV, de la Ley del Impuesto sobre la Renta, ni a los entes ejecutores de gasto a que se refiere el artículo 4 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, y

IV.	Sean competencia de la Administración General de Grandes Contribuyentes en términos del Reglamento Interior del Servicio de Administración Tributaria y demás disposiciones aplicables.

La solicitud del estímulo fiscal no constituirá instancia y la respuesta que emita la autoridad fiscal al respecto no podrá ser impugnada.

En el caso de créditos fiscales firmes con embargo de bienes, al realizar el pago conforme al formulario correspondiente, se levantará el embargo y se procederá a la entrega de los bienes embargados.

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Tratándose de créditos fiscales administrados por entidades federativas en términos de los convenios de colaboración administrativa que estas tengan celebrados con la Federación a través de la Secretaría de Hacienda y Crédito Público, el estímulo a que se refiere este transitorio deberá solicitarse directamente ante la autoridad fiscal de la entidad federativa, quien tramitará la solicitud de conformidad con este transitorio y, en lo conducente, con las reglas de carácter general que expida el Servicio de Administración Tributaria.

El estímulo fiscal no es aplicable a los créditos fiscales remitidos al Servicio de Administración Tributaria para su cobro, conforme al artículo 4o., párrafo tercero, del Código Fiscal de la Federación, con excepción de los créditos fiscales remitidos por la Agencia Nacional de Aduanas de México.

La Secretaría de Hacienda y Crédito Público informará a las comisiones de Hacienda y Crédito Público del Congreso de la Unión, a más tardar el 31 de marzo de 2027, sobre el ejercicio de las facultades otorgadas en este transitorio.

El Servicio de Administración Tributaria podrá emitir las reglas de carácter general para la aplicación del presente transitorio.

Vigésimo Tercero.- El Instituto Mexicano del Seguro Social podrá reducir hasta el 100 por ciento del monto correspondiente a multas y recargos derivados de adeudos por concepto de cuotas obrero patronales a cargo de entes públicos, generados hasta el 31 de diciembre de 2025.

La reducción a que se refiere el párrafo anterior, solo será procedente cuando el pago de los adeudos por concepto de las citadas cuotas se realice en una sola exhibición o mediante la suscripción de convenios de pago en parcialidades con dicho Instituto, a un plazo máximo de hasta 6 años. El Instituto establecerá los términos y condiciones para la celebración de los convenios a que se refiere este párrafo.

El Instituto Mexicano del Seguro Social presentará un informe semestral ante la Comisión de Hacienda y Crédito Público de la Cámara de Diputados, sobre el ejercicio de las facultades a que se refiere este transitorio.

Vigésimo Cuarto.- Las personas físicas y morales residentes en México y las residentes en el extranjero con establecimiento permanente en el país que hayan obtenido recursos de procedencia lícita, que se hubiesen mantenido en el extranjero hasta el 8 de septiembre de 2025, podrán optar por pagar el impuesto a que están obligados de acuerdo con lo establecido en la Ley del Impuesto sobre la Renta, respecto de los recursos que retornen o ingresen al país, conforme a lo siguiente:

I.

Los recursos o ingresos respecto de los cuales podrá ejercerse la opción prevista en este transitorio, serán aquellos gravados por la Ley del Impuesto sobre la Renta, conforme a lo dispuesto en los Títulos II, IV, VI y VII, Capítulo XII, con excepción de los que ya hayan sido deducidos por un residente en territorio nacional o un residente en el extranjero con establecimiento permanente en el país, así como los ingresos que correspondan al Título IV, Capítulo II, Sección IV de la misma ley. El beneficio a que se refiere la presente disposición, será aplicable tanto a ingresos originados en territorio nacional aun cuando se hayan transferido al extranjero, como a los generados en el extranjero que ingresen al país.

Solamente quedarán comprendidos dentro del beneficio a que se refiere la presente disposición transitoria, los recursos que se retornen o ingresen al país a más tardar el 31 de diciembre de 2026 y se inviertan y permanezcan invertidos en territorio nacional por un periodo de al menos 3 años contados a partir de la fecha en que se realice la inversión;

II.

El impuesto a que se refiere este transitorio se calculará aplicando la tasa del 15 por ciento, sin deducción alguna, al monto total de los recursos que se retornen o ingresen al país, que se hubiesen mantenido en el extranjero hasta el 8 de septiembre de 2025.

Para los efectos del párrafo anterior, las personas contribuyentes podrán optar por aplicar el tipo de cambio vigente a la fecha en que se retornaron o ingresaron los recursos al país, o bien, el tipo de cambio del día en que se efectúe el pago del impuesto correspondiente a dichos recursos, de conformidad con lo establecido en el Código Fiscal de la Federación.

Asimismo, para el pago del impuesto que corresponda en términos del presente transitorio, no procederá la figura de la compensación a que se refiere el artículo 23 del Código Fiscal de la Federación;

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III.

El impuesto que resulte en los términos de este transitorio, se pagará dentro de los 15 días naturales siguientes a la fecha en que se retornen o ingresen al país los recursos provenientes del extranjero. Para estos efectos, los recursos se entenderán retornados o ingresados al territorio nacional en la fecha en que se depositen en una institución de crédito o casa de bolsa del país.

El retorno o ingreso al país de los recursos a que se refiere esta disposición transitoria se deberá efectuar a través de operaciones realizadas entre instituciones de crédito o casas de bolsa constituidas en México, reguladas por la Comisión Nacional Bancaria y de Valores, y entidades constituidas fuera del territorio nacional que presten servicios financieros, en las cuales deberá coincidir el remitente en el extranjero con el beneficiario en el país de los recursos o cuando estos sean partes relacionadas en términos de la legislación fiscal nacional.

Las instituciones de crédito y las casas de bolsa del país deberán aplicar de manera estricta las medidas y procedimientos en materia de prevención de operaciones con recursos de procedencia ilícita y de financiamiento al terrorismo, de conformidad con las disposiciones aplicables, respecto de sus clientes que se acojan al beneficio a que se refiere este transitorio;

IV.

Las personas contribuyentes a los que, con anterioridad a la fecha de pago del impuesto a que se refiere esta disposición transitoria, se les hubiera iniciado el ejercicio de las facultades previstas en el artículo 42, fracciones II, III, IV y IX, del Código Fiscal de la Federación, con relación a los recursos a que se refiere la fracción I de este transitorio, podrán aplicar el beneficio establecido en este, siempre que cumplan con las condiciones y requisitos establecidos en la presente disposición transitoria y corrijan su situación fiscal mediante el pago del impuesto que corresponda en términos del presente transitorio, en cualquier etapa del procedimiento de fiscalización e incluso después de que se notifique la resolución que determine las contribuciones omitidas o la resolución definitiva en el caso de revisiones electrónicas y no hayan transcurrido los plazos para interponer los medios de defensa en contra de dichas resoluciones. Tratándose de las personas contribuyentes que hayan interpuesto un medio de defensa o cualquier otro procedimiento administrativo o jurisdiccional, relativo al régimen fiscal relacionado con los recursos antes mencionados, también podrán acogerse al beneficio siempre que se desistan de dichos recursos;

V.

No podrán aplicar el beneficio a que se refiere esta disposición transitoria las personas contribuyentes que tributen en el Título IV, Capítulo II, Sección IV, de la Ley del Impuesto sobre la Renta, así como las personas que hayan sido sujetas a una causa penal o vinculadas a un procedimiento penal en el ámbito fiscal o condenadas por la comisión de algún delito de carácter fiscal mediante sentencia firme y las personas contribuyentes publicadas en los listados a que se refieren los artículos 69-B, párrafo cuarto y 69-B Bis, párrafo noveno del Código Fiscal de la Federación; tampoco aquellas personas contribuyentes que se ubiquen en el supuesto establecido en el artículo 69-B, párrafo octavo del citado Código, salvo que estos últimos corrijan su situación fiscal.

Asimismo, lo dispuesto en el presente transitorio no será aplicable cuando se trate de recursos provenientes de una actividad ilícita, cuando se utilicen para este tipo de actividades o se actualicen los supuestos a que se refiere el artículo 139 Quáter del Código Penal Federal. Se entenderá por ingresos provenientes de una actividad ilícita lo señalado por el artículo 400 Bis, párrafo segundo del Código Penal Federal. Las personas contribuyentes que apliquen el beneficio deberán acreditar ante las autoridades fiscales, el origen lícito de los recursos que son materia de retorno o ingreso al país, cuando dichas autoridades lo requieran.

La aplicación del beneficio a que se refiere el presente transitorio por parte de las personas contribuyentes, no constituye un reconocimiento de la autoridad fiscal respecto al origen lícito de los recursos que se retornen o ingresen al país.

Lo establecido en este transitorio, no será aplicable respecto de los recursos que se retornen o ingresen al país provenientes de jurisdicciones que se encuentren publicadas por el Grupo de Acción Financiera Internacional en las listas de jurisdicciones de alto riesgo sujetas a un llamado a la acción y en la de jurisdicciones bajo un mayor monitoreo;

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VI.

Cuando las personas morales en las que se inviertan dichos recursos de conformidad con los dispuesto en este transitorio, distribuyan dividendos o realicen reembolsos de capital durante el periodo de 3 años a que se refiere esta disposición transitoria, y estos se distribuyan o se realicen como consecuencia de los ingresos que hayan sido retornados, deberán aplicar una tasa de retención del 20 por ciento del impuesto sobre la renta en lugar de la tasa a que se refiere el artículo 140, segundo párrafo, de la Ley del Impuesto sobre la Renta;

VII.	La inversión de los citados recursos deberá realizarse conforme a lo siguiente:

a)	Los recursos que se retornen o ingresen al país durante el primer semestre de 2026, se deberán invertir a más tardar el 31 de diciembre de 2026, y

b)	Los recursos que se retornen o ingresen al país durante el segundo semestre de 2026, se deberán invertir a más tardar el 30 de junio de 2027.

Se considerará que se cumple con el requisito de 3 años de permanencia de los recursos que se retornen o ingresen al país, cuando durante el referido periodo, las personas contribuyentes demuestren que los recursos se invirtieron en alguno de los supuestos a que se refiere la fracción VIII del presente transitorio, aun y cuando posteriormente cambien en forma parcial o total a una inversión distinta a la que originalmente eligieron, siempre que demuestren que la nueva inversión también se realizó en cualquiera de los supuestos señalados en la citada fracción VIII. En este caso, para computar el periodo de 3 años, se considerará tanto aquel en el que permanecieron invertidos los recursos en el supuesto elegido originalmente, como el periodo que permanezcan invertidos en el nuevo instrumento o en el bien de que se trate;

VIII.

Se considera que las personas físicas y morales residentes en México y las residentes en el extranjero con establecimiento permanente en territorio nacional invierten los recursos en el país, cuando se destinen a cualquiera de los siguientes fines:

a)

Adquisición de bienes nuevos de activo fijo que sean deducibles para efectos del impuesto sobre la renta y que sean utilizados por las personas contribuyentes para la realización de sus actividades en el país, específicamente en los proyectos de inversión de la estrategia nacional denominada “Plan México”, así como en las inversiones realizadas en los Polos de Desarrollo, sin que dichos activos se puedan enajenar en un periodo de 3 años contados a partir de la fecha de su adquisición.

Las personas físicas y morales que inviertan los recursos en los supuestos a que se refiere este inciso, deberán demostrar que la adquisición y pago de los bienes nuevos de activo fijo se realizó en los plazos señalados en la fracción VII de este transitorio, que son estrictamente indispensables para la realización de las actividades conforme a su giro u objeto social, así como contar con la documentación que acredite la adquisición y permanencia de los activos en el periodo señalado de 3 años y cumplir con los requisitos que establezca la Ley del Impuesto sobre la Renta para su deducibilidad.

b)

Adquisición de terrenos y construcciones ubicados en México que sean utilizados por las personas contribuyentes para la realización de sus actividades, sin que estos puedan enajenarse en un periodo de 3 años, contados a partir de la fecha de adquisición.

Las personas físicas y morales que inviertan los recursos en los supuestos a que se refiere este inciso, deberán demostrar que la adquisición y pago de los terrenos y construcciones, se realizó en los plazos señalados en la fracción VII de esta disposición transitoria, que son estrictamente indispensables para la realización de las actividades conforme a su giro u objeto social, así como contar con la documentación que acredite la adquisición y permanencia de los activos en el periodo señalado y cumplir con los requisitos que establezca la Ley del Impuesto sobre la Renta para su deducibilidad.

c)

En investigación, capacitación, innovación y desarrollo de tecnología, para efectos de este inciso, se consideran aquellas inversiones destinadas directa y exclusivamente a la ejecución de proyectos propios de la persona contribuyente que se encuentren dirigidos al desarrollo de productos, materiales o procesos de producción para la investigación y desarrollo de tecnología, específicamente en los proyectos de inversión de la estrategia nacional denominada “Plan México”, así como en las inversiones realizadas en los Polos de Desarrollo.

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Secretaría General Secretaría de Servicios Parlamentarios

Las personas físicas y morales que inviertan sus recursos conforme a lo señalado en este inciso, deberán acreditar que representa un avance tecnológico para la empresa y sus actividades, asimismo, deberán contar con los documentos que amparen los pagos realizados por concepto de investigación, capacitación, innovación y desarrollo de tecnología. En su caso, se deberán generar y registrar formalmente la patente, modelos de utilidad y demás derechos de propiedad industrial.

d)

El pago de pasivos a favor de la Federación. También se considerará dentro de este supuesto el pago de contribuciones o aprovechamientos pendientes de pago al 31 de diciembre de 2025, así como el pago de sueldos y salarios derivados de la prestación de un servicio personal subordinado en territorio nacional, siempre que respecto de dichos pagos se efectúe la retención y realice el entero de dichos pagos, conforme a las formalidades y plazos previstos en las disposiciones fiscales.

e)	En la realización de inversiones en México a través de bonos de deuda gubernamental.

f)

En la realización de inversiones en México destinadas a los siguientes rubros: producción alimentaria para consumo nacional, carreteras, agua, trenes, puertos y aeropuertos, inversión mixta, escuelas y hospitales, construcción de nuevas viviendas, fabricación de bienes de consumo que generen nuevos empleos, producción nacional farmacéutica y de equipo médico.

Para efectos del párrafo anterior, las personas físicas y morales deberán informar a las autoridades fiscales el destino de los recursos retornados o ingresados al país, así como los cambios en el destino de la inversión que hubieren efectuado.

Las personas físicas y morales a que se refiere esta fracción, deberán acreditar que las inversiones realizadas incrementaron el monto de sus inversiones totales en el país, excepto cuando se destinen al pago de pasivos, de contribuciones o aprovechamientos, así como al pago de sueldos y salarios. El monto total de los recursos retornados o ingresados al país para su inversión en los términos de este transitorio, no deberá disminuirse por un periodo de 3 años;

IX.

Las personas contribuyentes que no cumplan con cualquiera de las condiciones y requisitos establecidos en la presente disposición transitoria, así como en lo señalado en las disposiciones de carácter general que al efecto emita el Servicio de Administración Tributaria, estarán sujetos a las disposiciones legales que procedan, en cuyo caso, los ingresos se acumularán en el ejercicio fiscal en que se retornen o ingresen los recursos del extranjero;

X.

Las personas que opten por aplicar el beneficio fiscal que se otorga en el presente transitorio, deberán conservar como parte de su contabilidad la documentación que demuestre que los recursos de que se trate se recibieron del extranjero, que el pago del impuesto respectivo se efectuó en los términos señalados en la fracción III de esta disposición, los comprobantes de los depósitos o inversiones realizados en territorio nacional, así como la declaración de pago del impuesto correspondiente y la documentación que acredite el origen de los recursos que se retornaron o ingresaron al país, durante un plazo de 5 años, contado a partir de la fecha del pago de dicho impuesto, de conformidad con lo establecido en el artículo 30 del Código Fiscal de la Federación;

XI.

Las personas morales que opten por aplicar el beneficio establecido en este transitorio, deberán calcular la utilidad fiscal que corresponda al monto total de los recursos retornados o ingresados al país, de conformidad con la Ley del Impuesto sobre la Renta. A la utilidad fiscal determinada se le disminuirá el impuesto pagado por el total de los recursos retornados o ingresados, en los términos de la presente disposición transitoria.

La utilidad fiscal determinada conforme al párrafo anterior, deberá considerarse para determinar la renta gravable que sirva de base para la determinación de la participación de los trabajadores en las utilidades de las empresas;

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XII.

Se tendrán por cumplidas las obligaciones fiscales relacionadas con los recursos que se retornen o ingresen al país, siempre que se hubieran cumplido las condiciones y requisitos establecidos en el presente transitorio.

El impuesto que se pague en los términos de esta disposición, se entenderá cubierto por el ejercicio en que se realice el pago y, en su caso, por los ejercicios anteriores al pago del impuesto.

Los recursos que se retornen o ingresen a territorio nacional en los términos del presente transitorio, no se considerarán para los efectos del artículo 91 de la Ley del Impuesto sobre la Renta, y

XIII.

Los beneficios establecidos en la presente disposición transitoria no se considerarán como un ingreso acumulable para los efectos del impuesto sobre la renta y su aplicación no dará lugar a devolución o compensación alguna.

El Servicio de Administración Tributaria podrá emitir las reglas de carácter general para la aplicación del presente transitorio.

Vigésimo Quinto.- Las personas físicas y morales residentes en México o en el extranjero con establecimiento permanente en el país, así como los residentes en el extranjero, que participen en la organización y celebración de la competencia de la Copa Mundial de la Federación Internacional de Fútbol Asociación 2026, sus pruebas, partidos y eventos relacionados con dicha competencia, no estarán sujetas al cumplimiento de las obligaciones formales, de pago, de realizar el traslado, de retención, de recaudación y entero que establecen las disposiciones fiscales, que deriven exclusivamente de la realización de los actos o actividades o de la obtención de ingresos por su participación en la referida competencia, sus pruebas, partidos y eventos relacionados con esta, a partir del último cuatrimestre del ejercicio fiscal 2025.

Para estos efectos, la sociedad constituida de conformidad con las leyes mexicanas, subsidiaria de la Fédération Internationale de Football Association, conocida por sus siglas en francés como FIFA, para la ejecución operativa de las tareas, actividades y proyectos relacionados con la referida competencia, deberá identificar a las personas a las que hace referencia el párrafo anterior, proporcionando al Servicio de Administración Tributaria la información que se señala en la presente disposición transitoria.

La sociedad señalada en el párrafo anterior, deberá presentar ante el Servicio de Administración Tributaria, la información de las personas físicas y morales que participarán en la organización y celebración de la referida competencia, sus pruebas, partidos y eventos relacionados con dicha competencia, la cual se deberá actualizar mensualmente. Lo anterior, se informará mediante un escrito libre que contenga lo siguiente:

I.	Nombre, denominación o razón social;

II.	Clave en el Registro Federal de Contribuyentes o número de identificación fiscal;

III.

Carácter de su participación en la competencia, pruebas, partidos y eventos relacionados con esta, tal como subsidiaria, asociación miembro, confederación, contratista, persona transferida, voluntaria, jugadora o cualquier otro carácter;

IV.	Tipo de ingresos que obtendrán procedentes de fuentes de riqueza situadas en territorio nacional, relacionados exclusivamente con su participación en la competencia;

V.	Actos o actividades que realizarán en territorio nacional, relacionados exclusivamente con su participación en la competencia;

VI.	Ciudad sede u otro lugar en territorio nacional, en el que obtendrán los ingresos o realizarán los actos o actividades relacionadas con la competencia, y

VII.	País o jurisdicción de residencia.

El Servicio de Administración Tributaria podrá requerir a la sociedad a que se refiere el segundo párrafo de esta disposición transitoria, la información o documentación que considere necesaria, relacionada con las personas que incluya en sus escritos, así como informar de las irregularidades detectadas.

Lo dispuesto en este transitorio no será aplicable a las personas físicas y morales residentes en México que se encuentren en cualquiera de los siguientes supuestos:

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I.

Se ubiquen en alguno de los supuestos establecidos en el artículo 69, párrafo penúltimo, del Código Fiscal de la Federación y cuyo nombre, denominación o razón social y clave en el Registro Federal de Contribuyentes se encuentren contenidos en la publicación de la página de Internet del Servicio de Administración Tributaria a que se refiere el párrafo último del citado artículo;

II.	No desvirtúen los hechos que se les imputaron en los procedimientos establecidos en los artículos 69-B y 69-B Bis del Código Fiscal de la Federación;

III.	Tengan créditos fiscales firmes o, que al ser exigibles, no estén garantizados o bien, que la garantía resulte insuficiente;

IV.

Tengan cancelados los certificados emitidos por el Servicio de Administración Tributaria para la expedición de comprobantes fiscales digitales por Internet, de conformidad con el artículo 17-H del Código Fiscal de la Federación, y

V.

A las personas que en México hayan sido sujetas a una causa penal o vinculadas a procedimiento penal en el ámbito fiscal o condenadas por la comisión de algún delito de carácter fiscal mediante sentencia firme, así como a las personas morales cuyos socios o accionistas se encuentren en los supuestos mencionados.

El Servicio de Administración Tributaria queda facultado para que, mediante reglas de carácter general, clasifique a las personas señaladas en el párrafo primero de este transitorio, el tipo de beneficio al que serán sujetas, considerando para ello elementos tales como residencia para efectos fiscales, tipo de ingresos que perciban, tipos de actos o actividades que realizarán con motivo de dicha competencia y la información proporcionada por la sociedad a que se refiere el párrafo tercero de esta disposición transitoria. Asimismo, deberá emitir las demás reglas de carácter general necesarias para la aplicación de lo dispuesto en este transitorio.

Vigésimo Sexto.- Los recursos recaudados en términos del artículo 49 de la Ley Federal de Derechos serán destinados por la Secretaría de Hacienda y Crédito Público al Servicio de Administración Tributaria, una vez disminuida la contraprestación establecida en el artículo 16 de la Ley Aduanera.

Vigésimo Séptimo.- Durante el ejercicio fiscal de 2026, el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá reducir, hasta el 100 por ciento del monto correspondiente a intereses moratorios, actualización y recargos previstos en el artículo 22 de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, derivados de los adeudos por concepto de cuotas y aportaciones no enteradas al Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado que se mantengan registrados al cierre de los ejercicios fiscales 2023, 2024 y 2025, que se paguen durante el ejercicio fiscal de 2026, con excepción de las aportaciones del 2 por ciento de retiro a que se refiere el Transitorio Décimo Primero de la citada ley, las del Fondo de la Vivienda y aquellas que correspondan al seguro de retiro, cesantía en edad avanzada y vejez en favor del trabajador, excepto tratándose de los que corresponden a trabajadores que optaron por el régimen previsto en el artículo Décimo Transitorio de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado.

Lo dispuesto en el párrafo anterior, se establece sin perjuicio de los beneficios previstos en la presente Ley y en las leyes fiscales, que se apliquen o se encuentren vigentes durante los ejercicios fiscales 2024, 2025 y 2026. No obstante, en el caso de las entidades federativas y los municipios, dependencias y entidades de los gobiernos locales que hayan celebrado convenios para la regularización de los adeudos conforme a la Ley de Ingresos de la Federación del ejercicio fiscal que corresponda, y opten por aplicar el beneficio previsto en este Transitorio, el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado podrá modificar y, en su caso, cancelar los convenios celebrados con el mismo, a fin de tomar en cuenta el pago de los adeudos en la proporción que corresponda.

La Junta Directiva del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado autorizará y publicará en el Diario Oficial de la Federación, los términos y condiciones bajo los cuales procederá la reducción de adeudos.

Los ingresos que obtenga el Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, durante el ejercicio fiscal de 2026, por el pago de adeudos por concepto de cuotas y aportaciones registrados al cierre de los ejercicios fiscales 2023, 2024 y 2025, en términos del párrafo primero de este Transitorio, se destinarán al Fondo de Pensiones para el Bienestar o al fortalecimiento de los seguros, prestaciones y servicios del Instituto a que se refiere la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, en los términos de las disposiciones aplicables y, en su caso, de los acuerdos que determine su Junta Directiva.

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Durante el ejercicio fiscal de 2026, los ingresos netos provenientes de la enajenación de los inmuebles propiedad del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado que determine su Junta Directiva, en términos de las disposiciones jurídicas aplicables, serán destinados al Fondo de Pensiones para el Bienestar o al fortalecimiento de los seguros, prestaciones y servicios del Instituto a que se refiere la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y, en su caso, de los acuerdos que determine su Junta Directiva.

Vigésimo Octavo.- Para los efectos del artículo 25, fracción XIV de esta Ley, los contribuyentes que, a la fecha de entrada en vigor de la presente Ley, cuenten con autorización vigente de la Comisión Nacional de Seguros y Fianzas para organizarse y operar como Institución de Seguros, en los términos de la Ley de Instituciones de Seguros y de Fianzas y demás disposiciones legales aplicables para tal efecto, podrán considerar como acreditable el impuesto al valor agregado trasladado en la adquisición de bienes o la prestación de servicios recibidos hasta el 31 de diciembre de 2024, cuando dichos bienes o servicios se hayan destinado para dar cumplimiento al contrato de seguro, y la indemnización consista en el resarcimiento de daños o la reposición del bien siniestrado, a través de terceros, conforme a la Ley Sobre el Contrato de Seguro.

Adicionalmente, se otorga un estímulo fiscal equivalente al monto del impuesto al valor agregado que se hubiere acreditado o, en su caso, el equivalente al monto del crédito fiscal por dicho impuesto, con sus respectivas actualizaciones, multas, recargos y gastos de ejecución, a los contribuyentes que se ubiquen en cualquiera de los siguientes supuestos:

I.

Se encuentren sujetos al ejercicio de facultades de comprobación y, a la fecha de la entrada en vigor de la presente Ley, no se hubiera emitido la resolución determinante del crédito fiscal correspondiente, siempre que presenten un escrito ante la autoridad que esté llevando a cabo dicho ejercicio de facultades, en el cual se solicite la aplicación del presente transitorio.

II.

Cuenten con créditos fiscales por adeudos determinados que correspondan al impuesto al valor agregado acreditado por la adquisición o la prestación de servicios recibidos hasta el 31 de diciembre de 2024, respecto de los cuales hayan interpuesto algún medio de defensa o mecanismo de solución de controversias, siempre que se desistan de dichos medios de defensa o mecanismos, por todas las contribuciones y partidas del crédito fiscal impugnado; asimismo, presenten un escrito ante la autoridad emisora del crédito fiscal, a través del cual se informe sobre dicho desistimiento y se solicite la aplicación del presente transitorio.

Tratándose de contribuyentes que se encuentren en el supuesto de que el medio de defensa sea recurso de revocación que se encuentre pendiente de emitir resolución, podrán desistirse únicamente por el concepto del impuesto al valor agregado, subsistiendo las demás contribuciones determinadas.

La aplicación de los estímulos previstos en los párrafos primero y segundo del presente transitorio será procedente siempre que los contribuyentes demuestren haber realizado el pago con el cual corrijan su situación fiscal, a más tardar el 31 de marzo de 2026, conforme a lo previsto en el artículo 25, fracción XIV de esta Ley, en la adquisición de bienes o la prestación de servicios recibidos con posterioridad al 31 de diciembre de 2024.

Los contribuyentes a que se refiere el párrafo anterior, podrán aplicar al corregirse un estímulo fiscal equivalente al 100 por ciento del monto de recargos que deban pagarse exclusivamente por concepto del impuesto al valor agregado.

Para los efectos de corregir su situación fiscal, los contribuyentes lo podrán hacer a través de pagos hasta en 12 parcialidades, siempre que la última parcialidad se cubra a más tardar el 15 de diciembre del ejercicio fiscal de 2026, por lo que deberá solicitar dicha facilidad a más tardar en la fecha en que soliciten la aplicación de los estímulos a que se refiere este transitorio.

Los contribuyentes a que se refiere este transitorio, deberán presentar, a más tardar el 31 de enero de 2026, la solicitud para la aplicación de los estímulos establecidos en el mismo, cumpliendo con los requisitos que establezca el Servicio de Administración Tributaria mediante reglas de carácter general. Con la presentación de dicha solicitud se suspenderá el procedimiento administrativo de ejecución sin estar obligado a garantizar el interés fiscal y se interrumpirá el término para que se consume la prescripción.

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No será aplicable lo establecido en el presente transitorio cuando los contribuyentes obtengan resolución o sentencia definitiva emitida en los referidos medios de defensa o mecanismo de solución de controversias, con posterioridad a la entrada en vigor de la presente Ley.

Los estímulos fiscales a que se refiere este transitorio no son aplicables a los contribuyentes que:

I.	Tengan sentencia condenatoria firme por la comisión de algún delito fiscal;

II

Se encuentren publicados en los listados de los contribuyentes que no desvirtuaron los hechos que se les imputaron en los procedimientos establecidos en los artículos 69-B y 69-B Bis del Código Fiscal de la Federación;

III.	Se ubiquen en alguno de los supuestos establecidos en el artículo 69, párrafo penúltimo, del Código Fiscal de la Federación, y

IV.

Tengan cancelados los certificados emitidos por el Servicio de Administración Tributaria para la expedición de comprobantes fiscales digitales por Internet, de conformidad con el artículo 17-H del Código Fiscal de la Federación.

Los estímulos fiscales a que se refiere este transitorio no se considerarán ingreso acumulable para los efectos de la Ley del Impuesto sobre la Renta.

La aplicación del presente transitorio no dará lugar a devolución, compensación, pago de lo indebido o saldo a favor alguno.

Se faculta al Servicio de Administración Tributaria para emitir las reglas de carácter general necesarias para la correcta y debida aplicación del presente transitorio.

Vigésimo Noveno.- Para efectos del primer párrafo del artículo 144 del Código Fiscal de la Federación, los contribuyentes que a partir del 1 de enero de 2026 interpongan en tiempo y forma el recurso de revocación establecido en dicho ordenamiento, podrán constituir la garantía del interés fiscal dentro del plazo de seis meses, contados a partir de la fecha en que se presentó el citado medio de defensa.

En caso de que el recurso de revocación sea resuelto antes del plazo de seis meses a que se refiere el párrafo anterior, el contribuyente deberá garantizar el interés fiscal dentro del plazo de diez días siguientes a aquel en que haya surtido efectos la notificación de la resolución correspondiente.

Trigésimo.- El Servicio de Administración Tributaria, a través de reglas de carácter general, podrá otorgar facilidades administrativas que permitan el cumplimiento de las obligaciones aplicables a las instituciones de crédito para acreditar la notoria imposibilidad práctica de cobro a que se refiere el artículo 25, fracción V de esta Ley.

Ciudad de México, a 29 de octubre de 2025.- Dip. Kenia López Rabadán, Presidenta.- Sen. Laura Itzel Castillo Juárez, Presidenta.- Dip. Magdalena del Socorro Núñez Monreal, Secretaria.- Sen. Lizeth Sánchez García, Secretaria.- Rúbricas.”

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 05 de noviembre de 2025.- Claudia Sheinbaum Pardo, Presidenta de los Estados Unidos Mexicanos.- Rúbrica.- Lcda. Rosa Icela Rodríguez Velázquez, Secretaria de Gobernación.- Rúbrica.

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PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

TEXTO VIGENTE a partir del 01/01/2026

Nuevo Presupuesto publicado en el Diario Oficial de la Federación el 21 de noviembre de 2025

Al margen un sello con el Escudo Nacional, que dice: Estados Unidos Mexicanos.- Presidencia de la República.

CLAUDIA SHEINBAUM PARDO, Presidenta de los Estados Unidos Mexicanos, a sus habitantes sabed:

Que la Cámara de Diputados del Honorable Congreso de la Unión, se ha servido dirigirme el siguiente

DECRETO

“LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN, EN EJERCICIO DE LA FACULTAD QUE LE OTORGA LA FRACCIÓN IV DEL ARTÍCULO 74 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, DECRETA:

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

TÍTULO PRIMERO

DE LAS ASIGNACIONES DEL PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN

CAPÍTULO I

Disposiciones generales

Artículo 1. La planeación, el ejercicio, el control, el seguimiento y la evaluación del gasto público federal para el ejercicio fiscal de 2026, así como la contabilidad y la presentación de la información presupuestaria, financiera y de resultados sobre la ejecución del presupuesto, se deben realizar conforme a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley Federal de Austeridad Republicana, la Ley Federal de Remuneraciones de los Servidores Públicos, la Ley General de Contabilidad Gubernamental y en las disposiciones que, en el marco de dichas leyes, estén establecidas en otros ordenamientos y en este Presupuesto de Egresos.

Las definiciones previstas en el artículo 2 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria serán aplicables para el presente Decreto.

La interpretación del presente Presupuesto de Egresos, para efectos administrativos y exclusivamente en el ámbito de competencia del Ejecutivo Federal, corresponde a la Secretaría y a la Secretaría Anticorrupción y Buen Gobierno, en el ámbito de sus atribuciones, conforme a las disposiciones y definiciones que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Para el ejercicio de los recursos aprobados en el presente Presupuesto de Egresos y la evaluación del desempeño, las Dependencias y Entidades se sujetarán a las políticas y disposiciones rectoras en materia de control presupuestario y de resultados que determine la Secretaría, de conformidad con las atribuciones conferidas en los artículos 6, primer párrafo, y 45, párrafos primero y quinto, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

La información que, en términos del presente Decreto, deba remitirse a la Cámara de Diputados será enviada a la Mesa Directiva de la misma, la cual turnará dicha información a las comisiones competentes, preferentemente en formato electrónico de texto modificable o de base de datos según corresponda, con el nivel de desagregación que establece la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones aplicables, y será publicada en las páginas de Internet que correspondan.

En caso de que la fecha límite para presentar la información sea un día inhábil, la misma se recorrerá al día hábil siguiente.

En el ámbito de sus atribuciones, la Secretaría presentará la información presupuestaria comparable respecto del ejercicio fiscal anterior y de los diversos documentos presupuestarios.

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La Secretaría reportará en los Informes trimestrales la evolución de las erogaciones correspondientes a los Anexos Transversales a que se refiere el artículo 41, fracción II, incisos j), o), p), q), r), s), t), u), v), y w), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria; así como de los Anexos Transversales relacionados con la Prevención integral del delito y la consolidación de una Sociedad de Cuidados. También reportará las principales causas de variación del gasto neto total al trimestre que corresponda, respecto del presupuesto aprobado, por Ramo y Entidad.

Las Dependencias y Entidades, así como las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México que, en el ámbito de sus atribuciones, ejerzan recursos públicos federales, deben participar en las acciones de formación y capacitación para la especialización y profesionalización en materia de Presupuesto basado en Resultados; Sistema de Evaluación del Desempeño; contabilidad gubernamental, y ejecución de las etapas del ciclo presupuestario, incluidas la planeación, programación, presupuestación, ejercicio y control, seguimiento, evaluación y rendición de cuentas, conforme a lo que determine la Secretaría, a fin de mejorar la calidad del gasto.

CAPÍTULO II

De las erogaciones

Artículo 2. El gasto neto total previsto en el presente Presupuesto de Egresos importa la cantidad de $10,193,683,700,000, y corresponde al total de los ingresos aprobados en la Ley de Ingresos.

En términos del artículo 17 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, para el presente ejercicio fiscal se prevé un déficit presupuestario de $1,393,770,634,695.

Artículo 3. El gasto neto total se distribuye conforme a lo establecido en los Anexos de este Decreto y tomos de este Presupuesto de Egresos, de acuerdo con lo siguiente:

I. Las erogaciones de los ramos autónomos, administrativos y generales, así como los capítulos específicos que incorporan los flujos de efectivo de las Entidades, se distribuyen conforme a lo previsto en el Anexo 1 del presente Decreto y los Tomos II a IX, de este Presupuesto de Egresos. En el Tomo I se incluye la información establecida en el artículo 41, fracción II, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

II. El gasto corriente estructural se incluye en el Anexo 2 de este Decreto;

III. El capítulo específico que incorpora las erogaciones correspondientes a los gastos obligatorios, se incluye en el Anexo 3 de este Decreto;

IV. El capítulo específico que incorpora los proyectos de inversión en infraestructura que cuentan con aprobación para realizar erogaciones plurianuales en términos del artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, se incluye en el Anexo 4 de este Decreto, en términos de lo que se señala en el artículo 26 del mismo;

V. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos plurianuales sujetos a la disponibilidad presupuestaria de los años subsecuentes, se incluye en el Anexo 5 de este Decreto;

VI. El capítulo específico que incorpora el monto máximo anual de gasto programable para atender los compromisos de pago requeridos para los programas y proyectos de inversión, así como nuevos proyectos de asociación público-privada y para aquellos autorizados en ejercicios fiscales anteriores, así como la información de cada uno de ellos, en términos del artículo 24 de la Ley de Asociaciones Público Privadas, se incluye en el Anexo 5.A de este Decreto y en el Tomo VIII los programas y proyectos de inversión de este Presupuesto de Egresos;

VII. El capítulo específico que incorpora las erogaciones correspondientes a los compromisos derivados de proyectos de infraestructura productiva de largo plazo se incluye en el Anexo 6 de este Decreto y en el Tomo VII de este Presupuesto de Egresos;

VIII. El capítulo específico que incorpora las previsiones salariales y económicas, se incluye en los Anexos 7 y 24 de este Decreto y en los Tomos III a VI de este Presupuesto de Egresos.

Los montos y términos aprobados en este capítulo específico en dichos Anexos y tomos del Presupuesto de Egresos, incluyendo las previsiones para contingencias y sus ampliaciones derivadas de adecuaciones

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presupuestarias y ahorros necesarios durante el ejercicio fiscal para cumplir, en su caso, con las disposiciones laborales aplicables, forman parte de la asignación global a que se refiere el artículo 33 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

IX. La suma de recursos destinados a cubrir el costo financiero de la deuda pública del Gobierno Federal; aquél correspondiente a la deuda de las empresas públicas del Estado incluidas en el Anexo 1, Apartado E, de este Decreto; las erogaciones derivadas de operaciones y programas de saneamiento financiero, así como aquéllas para programas de apoyo a ahorradores y deudores de la banca, se distribuyen conforme a lo establecido en el Anexo 8 de este Decreto;

X. Para los efectos de los artículos 55 de la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público, y 43 de la Ley de Obras Públicas y Servicios Relacionados con las Mismas, los montos máximos de adjudicación directa y los de adjudicación mediante invitación a cuando menos tres personas, de las adquisiciones, arrendamientos, prestación de servicios, obras públicas y servicios relacionados con estas, serán los señalados en el Anexo 9 de este Decreto. Los montos establecidos deben considerarse sin incluir el importe del Impuesto al Valor Agregado;

XI. Los recursos para la implementación del desarrollo integral, intercultural y sostenible de los pueblos y comunidades indígenas y afromexicanas se señalan en el Anexo 10 de este Decreto, en los términos del artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos y conforme al artículo 41, fracción II, inciso j), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria; se presentan desglosados por ramo y programa presupuestario;

XII. Los recursos para el Programa Especial Concurrente para el Desarrollo Rural Sustentable se señalan en el Anexo 11 de este Decreto, en los términos de los artículos 16 y 69 de la Ley de Desarrollo Rural Sustentable y conforme al artículo 41, fracción II, inciso q), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XIII. El monto total de los recursos previstos en materia de humanidades, ciencias, tecnologías e innovación, a que se refiere el artículo 30 de la Ley General en materia de Humanidades, Ciencias, Tecnologías e Innovación, y conforme al artículo 41, fracción II, inciso r), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, se prevé en el Anexo 12 de este Decreto;

XIV. Las erogaciones de los programas para la Igualdad entre Mujeres y Hombres, se señalan en el Anexo 13 de este Decreto, conforme al artículo 41, fracción II, inciso o), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria;

XV. El presupuesto consolidado de la Estrategia Nacional de Transición Energética, conforme al artículo 22 de la Ley de Planeación y Transición Energética, se señala en el Anexo 15 de este Decreto;

XVI. Las erogaciones para el Ramo General 23 Provisiones Salariales y Económicas se distribuyen conforme a lo previsto en el Anexo 20 de este Decreto;

XVII. Las erogaciones para el Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos se distribuyen conforme a lo previsto en el Anexo 21 de este Decreto.

Las previsiones para servicios personales del Ramo General referido en el párrafo anterior, que se destinen para sufragar las medidas salariales y económicas, deben ser ejercidas conforme a lo que establece el segundo párrafo de la fracción VIII anterior y el artículo 12 de este Decreto y deben ser entregadas a las entidades federativas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios; solo en el caso de la Ciudad de México deben ser ejercidas por medio del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos;

XVIII. Las erogaciones para el Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios se distribuyen conforme a lo previsto en el Anexo 22 de este Decreto.

En términos de lo establecido en el artículo 38 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo los recursos del Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN) a que se refiere el inciso a) del artículo 36 de esa ley, en proporción directa al número de habitantes con que cuenta cada entidad federativa, de acuerdo con la información estadística más reciente que al efecto emita el Instituto Nacional de Estadística y Geografía. Por lo anterior, para el cálculo de la distribución se debe considerar la última información trimestral de población por entidad federativa dada a conocer por el instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

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En términos de lo establecido en el artículo 46 de la Ley de Coordinación Fiscal, la Secretaría continuará distribuyendo a las entidades federativas los recursos del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, con base en la fórmula señalada en ese artículo, sujetándose a lo siguiente:

a) Para determinar la variable PIBpci, definida como la última información oficial del Producto Interno Bruto per cápita que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, en caso de no estar disponible esa información, se debe tomar en cuenta la última información del Producto Interno Bruto por entidad federativa que dé a conocer el instituto referido, misma que se dividirá entre la información de la última publicación de proyección de la población a mitad de año con información anual, que dé a conocer el Consejo Nacional de Población. Cabe señalar que, ambas variables deben corresponder al mismo año para cada entidad federativa, y

b) Con respecto a la variable ni, definida como la última información oficial de población que hubiere dado a conocer el Instituto Nacional de Estadística y Geografía para la entidad i, se debe considerar la última información trimestral de población por entidad federativa, que dé a conocer el instituto referido, en la Encuesta Nacional de Ocupación y Empleo.

La Secretaría, en relación al Fondo de Aportaciones para la Infraestructura Social y al Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, continuará transfiriendo a las entidades federativas que así lo soliciten a la Federación hasta el 100 por ciento de las aportaciones con cargo a cada fondo, en el fideicomiso o vehículo financiero que determinen procedente, siempre y cuando se encuentre previsto en su legislación local; y cuya administración y ejercicio de dichos recursos serán responsabilidad de los gobiernos de las entidades federativas, los cuales deben destinarse exclusivamente para los objetivos y fines expresamente previstos en la Ley de Coordinación Fiscal y cumplir íntegramente con lo establecido en la misma y demás disposiciones aplicables. Para el caso del Fondo de Aportaciones para la Infraestructura Social se debe garantizar la entrega de por lo menos el 10 por ciento de los recursos del mencionado fondo, en términos de la normatividad aplicable a los pueblos y comunidades indígenas y afromexicanas con la finalidad de hacer efectivos sus derechos reconocidos en el artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos.

Asimismo, las entidades federativas en el fideicomiso o vehículo financiero que instrumenten conforme a su legislación local, podrán continuar afectando las aportaciones federales del Fondo de Aportaciones para la Infraestructura Social y del Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas, en garantía o fuente de pago hasta por el 25 por ciento de los recursos que anualmente les correspondan por concepto de dichos fondos, dando cumplimiento a lo dispuesto en el artículo 50 de la Ley de Coordinación Fiscal.

El Fondo de Aportaciones Múltiples se asignará de conformidad con lo establecido en el artículo 40 de la Ley de Coordinación Fiscal, para lo cual la Secretaría de Educación Pública, por lo que se refiere al componente relativo a la construcción, equipamiento y rehabilitación de infraestructura física, podrá asignarlo prioritariamente de la manera siguiente: el 64 por ciento a educación básica; el 4.72 por ciento a educación media superior, y el 31.28 por ciento a educación superior en su modalidad universitaria; a fin de atender las necesidades de cada nivel educativo;

XIX. Los límites de las remuneraciones de las personas servidoras públicas de la Federación se señalan en el Anexo 23 de este Decreto y en el Tomo IX de este Presupuesto de Egresos;

XX. Las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas para los Ramos Generales 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, y 33 Aportaciones Federales para Entidades Federativas y Municipios, se distribuyen conforme a lo establecido en el Anexo 24 de este Decreto;

XXI. Los programas sujetos a reglas de operación se señalan en el Anexo 25 de este Decreto, y

XXII. Los principales programas previstos en este Presupuesto de Egresos se detallan en el Anexo 26 de este Decreto.

Los Anexos 14, 16 al 19 y 27 al 31 de este Decreto, comprenden los recursos para la atención de grupos vulnerables; la adaptación y mitigación de los efectos del cambio climático; el desarrollo de los jóvenes; la atención de niñas, niños y adolescentes; la prevención del delito, combate a las adicciones, rescate de espacios públicos y promoción de proyectos productivos; la conservación y mantenimiento carretero; subsidios para organismos descentralizados estatales; subsidios para acciones en materia de agua (distribución del programa hidráulico), y para la prevención, detección, investigación y sanción de hechos de corrupción, así como para la consolidación de una sociedad de cuidados.

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Artículo 4. Para el ejercicio fiscal 2026 se aprueba para Petróleos Mexicanos una meta de balance financiero de $263,476,300,000 y un techo de gasto de servicios personales de $118,201,234,731. Asimismo, se aprueba para la Comisión Federal de Electricidad una meta de balance financiero de $20,678,500,000, y un techo de gasto de servicios personales de $86,298,647,366.

Artículo 5. Conforme al artículo 272 de la Ley del Seguro Social, el gasto programable del Instituto Mexicano del Seguro Social será de $1,590,308,696,623. El Gobierno Federal aportará al instituto la cantidad de $158,756,799,073, como aportaciones para los seguros; dispondrá de la cantidad de $795,824,375,013, para cubrir las pensiones en curso de pago derivadas del Duodécimo transitorio de la Ley del Seguro Social; aportará la cantidad de $8,744,867,191, para atender lo dispuesto en los artículos 141, 172 y 172 A de dicha ley, y aportará la cantidad de $22,147,139, para atender lo dispuesto en el Segundo transitorio del “Decreto por el que se adicionan diversas disposiciones de la Ley del Seguro Social, de la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado y de la Ley Federal del Trabajo”, publicado en el Diario Oficial de la Federación el 4 de junio de 2019.

Durante el ejercicio fiscal 2026, el Instituto Mexicano del Seguro Social debe destinar a las Reservas Financieras y Actuariales de los seguros y a la Reserva General Financiera y Actuarial, así como al Fondo para el Cumplimiento de Obligaciones Laborales de Carácter Legal o Contractual, a que se refieren los artículos 280, fracciones III y IV, y 286 K, respectivamente, de la Ley del Seguro Social, la cantidad de $31,315,722,088, a fin de garantizar el debido y oportuno cumplimiento de las obligaciones que contraiga, derivadas del pago de beneficios y la prestación de servicios relativos a los seguros que se establecen en dicha ley; así como para hacer frente a las obligaciones laborales que contraiga, ya sea por disposición legal o contractual con sus trabajadores.

Para los efectos del artículo 277 G de la Ley del Seguro Social, el Instituto Mexicano del Seguro Social debe sujetarse a las normas de austeridad y disciplina presupuestaria contenidas en este Decreto, en los términos propuestos por el Consejo Técnico de dicho instituto, las cuales se aplicarán sin afectar el servicio público que está obligado a prestar a sus derechohabientes; asimismo, conforme al mismo artículo 277 G, dichas normas no deben afectar las metas de constitución o incremento de reservas establecidas en este Decreto.

El uso de reservas de cualquier naturaleza y tipo debe ser registrado invariablemente como gasto programable. Asimismo, las reservas de los seguros de Invalidez y Vida, y de Riesgos de Trabajo, únicamente podrán destinarse para las prestaciones monetarias de esos seguros, y no para financiar gasto corriente del instituto, salvo en los casos que así lo prevea la Ley del Seguro Social.

La persona titular y las personas servidoras públicas competentes del Instituto Mexicano del Seguro Social serán responsables de que el ejercicio del gasto de dicho instituto se sujete a los montos autorizados para cubrir su gasto programable, para las reservas y el fondo a que se refiere este artículo.

TÍTULO SEGUNDO

DEL FEDERALISMO

CAPÍTULO ÚNICO

De los recursos federales transferidos a las entidades federativas, a los municipios y a las demarcaciones territoriales de la Ciudad de México

Artículo 6. El ejercicio de los recursos federales aprobados en este Presupuesto de Egresos para ser transferidos a las entidades federativas y, por conducto de estas, a los municipios y a las demarcaciones territoriales de la Ciudad de México, así como el de los recursos federales que se ejerzan de manera concurrente con recursos de dichos órdenes de gobierno, se sujetará a las disposiciones legales aplicables, al principio de anualidad y a lo siguiente:

I. El resultado de la distribución entre las entidades federativas de los recursos que integran los fondos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, se presenta en el Tomo IV de este Presupuesto de Egresos, con excepción del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP), cuya distribución se realizará conforme a lo dispuesto en el artículo 44 de la Ley de Coordinación Fiscal;

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II. Los recursos federales a que se refiere este artículo, distintos a los previstos en la Ley de Coordinación Fiscal, serán ministrados siempre y cuando las entidades federativas y, en su caso, los municipios y demarcaciones territoriales de la Ciudad de México, cumplan con lo previsto en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, la Ley General de Contabilidad Gubernamental, este Presupuesto de Egresos y las demás disposiciones jurídicas aplicables, así como, en su caso, las reglas de operación, los convenios o instrumentos jurídicos correspondientes;

III. Los proyectos de infraestructura que realicen las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, con cargo a los recursos de los fondos del Ramo General 23 Provisiones Salariales y Económicas, deben incluir la leyenda siguiente: “Esta obra fue realizada con recursos públicos federales”, sin perjuicio de las demás que establezca el presente Decreto.

La Secretaría debe publicar de forma trimestral, en el Portal de Transparencia Presupuestaria, la información relativa a los proyectos de infraestructura autorizados en el Ramo General 23 Provisiones Salariales y Económicas, incluyendo el monto aprobado y pagado, su ubicación geográfica, y los lineamientos aplicables a estos recursos. Asimismo, debe informar en dicho medio el avance financiero de los proyectos con base en los reportes que, de conformidad con la normativa aplicable, realicen las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México. La información anterior, debe estar disponible, a su vez, en formato de datos abiertos;

IV. Los programas que prevean la aportación de recursos por parte de las entidades federativas y, en su caso, de los municipios o de las demarcaciones territoriales de la Ciudad de México, para ser ejercidos de manera concurrente con recursos federales, se sujetarán a lo siguiente:

a) El porcentaje o monto que corresponda aportar a las entidades federativas y, en su caso, a los municipios o a las demarcaciones territoriales de la Ciudad de México, será establecido por las Dependencias a cargo de los respectivos programas;

b) Dichos órdenes de gobierno deben realizar las aportaciones de recursos que les correspondan en las cuentas bancarias productivas específicas respectivas, en un periodo que no debe exceder de 20 días hábiles contados a partir de la recepción de los recursos federales. Los recursos federales deben ser ministrados de acuerdo con el calendario establecido en los convenios y de ninguna manera podrá iniciar ministraciones después del mes de marzo.

Antes del vencimiento del plazo a que se refiere el párrafo anterior, las entidades federativas y, cuando aplique, los municipios o las demarcaciones territoriales de la Ciudad de México, en situaciones debidamente justificadas podrán solicitar a la Dependencia o Entidad de que se trate una prórroga para realizar la aportación correspondiente de recursos locales, hasta por el mismo plazo a que se refiere el párrafo anterior;

c) La entidad federativa, el municipio o la demarcación territorial de la Ciudad de México que se vea afectada por situaciones que obliguen al Ejecutivo Federal a emitir declaratorias de emergencia o de desastre natural, en los términos de la Ley General de Protección Civil, contará con una prórroga de 20 días hábiles adicionales para efectuar el depósito de las aportaciones que le correspondan, una vez publicada la declaratoria;

d) Las entidades federativas podrán cubrir hasta en dos exhibiciones durante el ejercicio fiscal su aportación a los programas concurrentes en materia educativa para todos los niveles, y

e) Las ministraciones de recursos federales podrán ser suspendidas cuando las entidades federativas y, en su caso, los municipios y las demarcaciones territoriales de la Ciudad de México no aporten en los plazos previstos los recursos que les corresponden en las cuentas específicas;

V. La Secretaría de Educación Pública comunicará a las entidades federativas a más tardar el último día hábil del mes de marzo, el presupuesto para el subsidio para organismos descentralizados estatales que la Federación otorga, así como para los programas financiados con fondos concurrentes;

VI. En caso de que, en términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, deban realizarse ajustes o adecuaciones al Presupuesto de Egresos durante el ejercicio fiscal, una vez que se realicen las compensaciones previstas en la misma y, en su caso, una vez utilizados los recursos de las reservas que correspondan en términos de dicha ley, los ajustes que fueran necesarios realizar a los recursos federales distintos a los contenidos en la Ley de Coordinación Fiscal destinados a las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, deben efectuarse de manera proporcional a los demás ajustes al Presupuesto de Egresos, informando de tales ajustes o adecuaciones a la Cámara de Diputados;

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VII. Los recursos federales vinculados con ingresos excedentes que, en los términos de los artículos 19, fracción IV, inciso d), de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 12, sexto párrafo, del Reglamento, tengan como destino la realización de programas y proyectos de inversión en infraestructura y equipamiento de las entidades federativas, se sujetarán a los lineamientos para el ejercicio de los recursos del Fideicomiso para la Infraestructura en los Estados emitidos por la Secretaría, así como a las demás disposiciones aplicables. Dichos recursos se considerarán devengados al momento de su aportación al patrimonio de este Fideicomiso, y su ejercicio por parte de las entidades federativas se realizará conforme a los calendarios de ejecución de los programas y/o proyectos de inversión en infraestructura y equipamiento establecidos en los convenios celebrados para tal efecto con la Secretaría. En el caso de los subsidios que tengan el mismo destino, la Secretaría debe entregar los recursos a las entidades federativas de acuerdo con un calendario establecido y podrá emitir las disposiciones correspondientes para su comprobación en términos de los artículos 79 y 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Para efectos de lo señalado en el artículo 12 A, párrafos sexto y séptimo, del Reglamento, relativo a las compensaciones con cargo a los recursos del Fondo de Estabilización de los Ingresos de las Entidades Federativas que se realizan mediante anticipos trimestrales o, en su caso mensuales, la Secretaría compensará en los plazos, forma y términos que comunique a cada entidad federativa, el monto determinado para efectuar la correspondiente compensación provisional, dicha comunicación se llevará a cabo a más tardar a los 10 días hábiles siguientes a la terminación de cada trimestre o, en su caso, de cada mes, según corresponda. En lo referente al cuarto trimestre o, de ser el caso, el mes de diciembre, la comunicación antes señalada se realizará a más tardar a los 15 días del mes de diciembre. Los plazos antes referidos también serán aplicables para el supuesto en que la Secretaría comunique que las compensaciones provisionales se deben realizar con cargo a los recursos que se generen de los esquemas que se instrumenten o se hayan instrumentado para potenciar los recursos de dicho fondo;

VIII. Las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México deben enviar a la Secretaría, a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria la información de las evaluaciones que lleven a cabo sobre recursos federales transferidos, en los términos de las disposiciones aplicables. La Secretaría debe reportar dicha información en los Informes trimestrales;

IX. El Consejo Nacional de Seguridad Pública aprobará a más tardar en el mes de enero, los criterios de distribución de los recursos de los fondos de ayuda federal para la seguridad pública a que se refiere el artículo 21, décimo primer párrafo, inciso e), de la Constitución Política de los Estados Unidos Mexicanos, en términos del artículo 114 de la Ley General del Sistema Nacional de Seguridad Pública.

Para efectos del párrafo anterior, se promoverá que, por lo menos, el 20 por ciento de los recursos previstos en el Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal (FORTAMUN) se destinen a la atención de necesidades directamente vinculadas con la seguridad pública.

El Consejo Nacional de Seguridad Pública, al aprobar los criterios para la distribución de los recursos de los fondos de ayuda federal que se otorguen a las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México para la seguridad pública, promoverá y vigilará que su aplicación se oriente al cumplimiento de los ejes estratégicos y programas con prioridad nacional definidos por dicho órgano, así como que su erogación se realice en términos de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios.

Para tales efectos, los convenios relativos a estos fondos establecerán mecanismos que contribuyan a agilizar la recepción y el ejercicio de los recursos que reciban las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México.

Dicho consejo promoverá que, por lo menos, el 20 por ciento de los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal (FASP) se distribuya entre los municipios y las demarcaciones territoriales de la Ciudad de México, conforme a criterios que integren el número de habitantes y el avance en la aplicación del Programa Estatal de Seguridad Pública en materia de profesionalización, equipamiento, modernización tecnológica e infraestructura.

Las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, en el ejercicio de los recursos federales que les sean transferidos para seguridad pública, a través del Ramo General 33

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Aportaciones Federales para Entidades Federativas y Municipios deben alinear, en su caso, la aplicación de los recursos para implementar y operar el modelo de desarrollo y operación policial previsto en la ley de la materia, conforme a los ejes estratégicos aprobados por el Consejo Nacional de Seguridad Pública;

X. Los recursos presupuestarios federales asignados al Fondo para el Fortalecimiento de las Instituciones de Seguridad Pública (FOFISP), conforme a lo previsto en el Segundo Transitorio del “Decreto por el que se reforma el Artículo Quinto Transitorio del Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Constitución Política de los Estados Unidos Mexicanos, en materia de Guardia Nacional, publicado en el Diario Oficial de la Federación el 26 de marzo de 2019”, publicado en el Diario Oficial de la Federación el 18 de noviembre de 2022, se incluyen en el Ramo 36 Seguridad y Protección Ciudadana.

El ejercicio de los recursos referidos en el párrafo anterior se sujetará a las disposiciones previstas en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, en la Ley General de Contabilidad Gubernamental, en este Decreto y en los lineamientos que para tal efecto emita el Ejecutivo Federal, por conducto del Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública.

Los referidos lineamientos deben ser publicados en el Diario Oficial de la Federación durante el primer bimestre de 2026; dar cumplimiento a lo establecido en el Segundo transitorio referido en el primer párrafo de esta fracción, y contemplar, entre otros aspectos, los siguientes:

a) Los criterios de distribución, fórmulas y variables de asignación, las cuales, cuando corresponda, deben atender los criterios establecidos en las disposiciones a que se refiere el primer párrafo de esta fracción;

b) Los porcentajes que se deban destinar al cumplimiento de las obligaciones establecidas en las disposiciones señaladas en el primer párrafo de esta fracción;

c) Las obligaciones correspondientes a las entidades federativas;

d) Los conceptos a los que, para el cumplimiento a las disposiciones referidas en el primer párrafo de esta fracción, deben destinarse los recursos, en alineación con los programas de prioridad nacional definidos por el Consejo Nacional de Seguridad Pública, y

e) La lista de beneficiarios y el monto de asignación correspondiente a cada uno.

Para efectos de lo previsto en esta fracción, el Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública debe suscribir, en términos de las disposiciones aplicables, los convenios específicos y sus anexos técnicos con los beneficiarios de los recursos, a más tardar el último día hábil de marzo de 2026.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública debe publicar y actualizar trimestralmente en su página de Internet un reporte especial sobre el ejercicio de los recursos a que hace referencia la presente fracción, con base en la información que le proporcionen los beneficiarios de los recursos, y

XI. De los fondos a que se refieren los artículos 35 y 36 de la Ley de Coordinación Fiscal, será responsabilidad de las entidades federativas enviar a la Secretaría, en forma impresa y en formato electrónico de base de datos modificable, durante los primeros 10 días naturales del mes de febrero, el calendario de distribución y montos que correspondan a sus municipios o demarcaciones territoriales.

Artículo 7. Las entidades federativas y, en su caso, los municipios y las demarcaciones territoriales de la Ciudad de México, que realicen proyectos de infraestructura con recursos del Ramo General 23 Provisiones Salariales y Económicas deben reportar a la Secretaría, en los términos que esta determine y a través del sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, la información del contrato bajo el cual se realicen dichos proyectos, su ubicación geográfica, informes sobre sus avances y, en su caso, evidencias de conclusión. Las entidades federativas y, en los casos que corresponda, los municipios y las demarcaciones territoriales de la Ciudad de México serán responsables de la veracidad de la información reportada.

TÍTULO TERCERO

DE LOS LINEAMIENTOS GENERALES PARA EL EJERCICIO FISCAL

CAPÍTULO I

Disposiciones generales

Artículo 8. Los recursos correspondientes a los subejercicios que no sean subsanados en el plazo que establece el artículo 23, penúltimo párrafo, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como el

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importe de los ahorros que se obtengan como resultado de la instrumentación de las medidas de austeridad y disciplina presupuestaria, serán reasignados a los programas sociales y de inversión en infraestructura previstos en este Presupuesto de Egresos, así como en los términos de lo dispuesto en el artículo 61 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y demás disposiciones jurídicas aplicables, según corresponda. Al efecto, la Secretaría informará trimestralmente a la Cámara de Diputados, a partir del 1 de abril, sobre dichos subejercicios. En el caso de las economías generadas durante el ejercicio fiscal, estas deben canalizarse a los programas y tomos aprobados en este Presupuesto de Egresos.

La determinación de los subejercicios se realizará conforme a los calendarios autorizados, en los términos del artículo 23 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

CAPÍTULO II

De las disposiciones de austeridad y disciplina presupuestaria

Artículo 9. Las Dependencias y Entidades se sujetarán a las disposiciones de austeridad y disciplina presupuestaria que se establezcan en los términos del Título Tercero, Capítulo IV, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria; el artículo 32 de la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público; en la Ley Federal de Austeridad Republicana y en las disposiciones de austeridad republicana emitidas por el Ejecutivo Federal, así como por la Secretaría y la Secretaría Anticorrupción y Buen Gobierno, en el ámbito de sus atribuciones. Sin perjuicio de lo anterior, las Dependencias y Entidades observarán las disposiciones siguientes:

I. No crear plazas, salvo que se cuente con la previsión presupuestaria aprobada para tal fin en este Presupuesto de Egresos, o que sean resultado del cumplimiento de reformas jurídicas; por determinación de la Secretaría en los supuestos en que las Dependencias y Entidades generen los ingresos para cubrir su gasto respectivo, administren, exploten, operen y presten servicios aeroportuarios, aeronáuticos, ferroviarios, turísticos, culturales, comerciales, complementarios, auxiliares y conexos a los anteriores rubros, o bien, que dichas plazas tengan como finalidad atender situaciones de carácter emergente o contingente. Asimismo, la Secretaría podrá autorizar modificaciones al presupuesto para la creación de plazas para prestar los servicios de salud;

II. El inventario de plazas y remuneraciones de las Dependencias y Entidades que se incluye en el Tomo IX del presente Presupuesto de Egresos, contiene las plazas autorizadas por la Secretaría que fueron conciliadas con las Dependencias y Entidades en el marco de las medidas de disciplina presupuestaria, así como las plazas y remuneraciones que se encuentran en proceso de conciliación.

Para efectos de lo anterior, las Dependencias y Entidades se abstendrán de solicitar movimientos respecto de las plazas que se encuentran en proceso de conciliación, hasta en tanto se concluya con el mismo.

La Secretaría, a través de la unidad administrativa competente en materia de control presupuestario de los servicios personales, regulará la ocupación de plazas, previa verificación de la disponibilidad presupuestaria;

III. Los incrementos que, en su caso, se otorguen a las personas servidoras públicas, se sujetarán a los recursos aprobados en los Anexos 7 y 24 de este Decreto y tendrán como objetivo exclusivamente mantener el poder adquisitivo respecto del año 2025;

IV. Las Dependencias y Entidades no podrán crear estructuras orgánicas y ocupacionales excesivas, y se sujetarán a lo que establezca la Secretaría y la Secretaría Anticorrupción y Buen Gobierno, en el ámbito de sus respectivas competencias;

V. El Instituto de Administración y Avalúos de Bienes Nacionales continuará las acciones para el mejor uso y aprovechamiento inmobiliario que considere, entre otras, la puesta a disposición de inmuebles desaprovechados, mismos que podrán ser utilizados para resolver necesidades de otras instituciones públicas o, en su defecto, para su desincorporación y enajenación. Para tal efecto, dicho instituto actualizará el programa de aprovechamiento inmobiliario federal mismo que debe publicarse en su página de Internet, así como podrá realizar verificaciones a los inmuebles que así considere, previo aviso a la institución pública de que se trate. Las acciones derivadas del programa deben sujetarse al presupuesto aprobado para las Dependencias y Entidades;

VI. Las contrataciones públicas se llevarán a cabo preferentemente de manera consolidada, conforme a los principios de eficiencia, eficacia, economía, imparcialidad, transparencia y honradez, con el objeto de obtener las mejores condiciones y apoyar en condiciones de competencia a las áreas prioritarias del desarrollo, en el ámbito económico, ambiental y social, para tal efecto, las Dependencias y Entidades podrán realizar las transferencias de recursos conforme a las disposiciones aplicables.

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Adicionalmente, se utilizará la modalidad de ofertas subsecuentes de descuentos en las licitaciones públicas que se realicen cuando los bienes a adquirir o servicios por contratar satisfagan los requisitos y condiciones que establece la normatividad en la materia y se asegure con ello la obtención de las mejores condiciones para el Estado;

VII. Las Dependencias y Entidades que tengan contratadas pólizas de seguros sobre personas y bienes deben llevar a cabo las acciones necesarias para incorporarse a las pólizas institucionales coordinadas por la Secretaría o por la Secretaría Anticorrupción y Buen Gobierno, según corresponda, siempre y cuando dicha incorporación represente una reducción en el gasto global y que se mantengan o mejoren las condiciones contratadas en la póliza, y

VIII. La Secretaría podrá establecer mecanismos financieros de cobertura de riesgos para atender obligaciones contingentes relacionadas con bienes culturales de las Dependencias y Entidades, considerando las asignaciones con las que cuenten para tal fin, así como de aquellas obras de arte que ingresen al territorio nacional para su exhibición al público en general.

Las Dependencias y Entidades proporcionarán a la Secretaría, en los términos que esta determine, la información relacionada con los contratos que impliquen la erogación de recursos públicos, la cual será pública, en formato de datos abiertos, a través del Portal de Transparencia Presupuestaria. Para ello, la Secretaría Anticorrupción y Buen Gobierno se coordinará con la Secretaría para integrar, en el ámbito de sus atribuciones, la información que al respecto contenga la Plataforma Digital de Contrataciones Públicas, en términos de la Ley de Adquisiciones, Arrendamientos y Servicios del Sector Público y la Ley General de Transparencia y Acceso a la Información Pública.

La Secretaría, desde el ámbito del control presupuestario podrá autorizar en casos excepcionales modalidades específicas de aplicación de las medidas de austeridad y disciplina presupuestaria referidas en las fracciones anteriores, o bien en los supuestos que las Dependencias y Entidades sean objeto de reformas jurídicas, de nueva creación o cuando se realicen modificaciones a su estructura programática. Asimismo, se faculta a la Secretaría para que, a través de la unidad competente en materia de control presupuestario, emita disposiciones específicas que amplíen las medidas de control, disciplina presupuestaria y austeridad previstas en la Ley Federal de Presupuesto y Responsabilidad Hacendaria y en la Ley Federal de Austeridad Republicana.

Las Dependencias y Entidades que reciban ampliaciones líquidas del Ramo General 23 Provisiones Salariales y Económicas, distintas de los ingresos excedentes que tengan un destino específico, únicamente deben destinarlas a los fines autorizados por la Secretaría.

Los Poderes Legislativo y Judicial, así como los entes autónomos, deben implementar medidas equivalentes a las aplicables en las Dependencias y Entidades, respecto de la reducción del gasto destinado a las actividades administrativas, de apoyo y del presupuesto regularizable de servicios personales, para lo cual publicarán en el Diario Oficial de la Federación y en sus respectivas páginas de Internet, a más tardar el último día hábil del mes de febrero de 2026, sus respectivos lineamientos y el monto correspondiente a la meta de ahorro. Asimismo, reportarán en los Informes trimestrales las medidas que hayan adoptado y los montos de ahorros obtenidos. Dichos reportes serán considerados por la Comisión de Presupuesto y Cuenta Pública de la Cámara de Diputados en el proceso de análisis y aprobación de las erogaciones correspondientes al Presupuesto de Egresos para el ejercicio fiscal 2027.

La Secretaría reportará en los Informes trimestrales las variaciones en el gasto corriente estructural.

Artículo 10. En materia de comunicación social, los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, se sujetarán a la Ley General de Comunicación Social y a las demás disposiciones jurídicas aplicables. En el caso de las Dependencias y Entidades, adicionalmente, se sujetarán a la política de comunicación social del Gobierno Federal que formule la Oficina de la Presidencia de la República, con la intervención que corresponda a la Secretaría de Gobernación. Asimismo, los ejecutores de gasto deben observar lo siguiente:

I. Podrán destinar recursos presupuestarios para la difusión de campañas de comunicación social, a través de la radio y la televisión, siempre y cuando hayan solicitado los tiempos oficiales, y dichos tiempos no estuvieran disponibles en los espacios y tiempos solicitados.

No podrán realizarse erogaciones en comunicación social en las entidades federativas en donde se lleven a cabo elecciones, durante el tiempo que comprendan las campañas electorales y hasta la conclusión de la jornada comicial. Solo podrán realizarse erogaciones en los tiempos a que se refiere el párrafo anterior, en los casos de excepción previstos en la Constitución Política de los Estados Unidos Mexicanos y en la legislación de la materia;

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II. Las Dependencias y Entidades registrarán la información a la que se refiere el artículo 33 de la Ley General de Comunicación Social, en el sistema respectivo, de conformidad con las disposiciones generales que para tal efecto publique la Secretaría de Gobernación, en el Diario Oficial de la Federación, de conformidad con la ley señalada;

III. Las erogaciones que conforme a este artículo realicen las Entidades deben ser autorizadas por el órgano de gobierno respectivo o su equivalente;

IV. Durante el ejercicio fiscal no podrán realizarse ampliaciones y/o traspasos de recursos de otros capítulos o conceptos de gasto, al concepto de gasto correspondiente a servicios de comunicación social y publicidad de los respectivos presupuestos, ni podrán incrementarse dichos conceptos de gasto, salvo que dichos recursos se destinen a mensajes para atender situaciones de carácter preventivo o contingente; que tengan como propósito mantener la prestación de servicios a la población que no se puedan atender de manera presencial derivado de situaciones emergentes; que se requieran para la promoción comercial de las Entidades para que generen mayores ingresos; que tengan como propósito promover a México como destino turístico en el extranjero, o que se realicen con cargo a los ingresos excedentes que obtenga el Instituto Nacional de Migración para mejorar los servicios migratorios. En dichos supuestos, los ejecutores de gasto deben obtener de la Secretaría de Gobernación la autorización del programa de comunicación social o bien de la modificación respectiva, para lo cual señalarán el costo y su fuente de financiamiento y, posteriormente, deben realizar el trámite de adecuación presupuestaria ante la Secretaría;

V. Una vez que las Dependencias y Entidades cuenten con los recursos autorizados conforme a la fracción anterior, el Ejecutivo Federal, por conducto de la Secretaría de Gobernación, debe presentar a la Cámara de Diputados a través de la Comisión competente, un informe con las razones que justifican la ampliación o traspaso correspondiente, así como su cuantía y modalidades de ejercicio.

Lo anterior, sin perjuicio de las obligaciones que, conforme a la Ley General de Comunicación Social, deban cumplir las Dependencias y Entidades;

VI. Las erogaciones realizadas en materia de comunicación social se acreditarán únicamente con órdenes de transmisión para medios electrónicos, con órdenes de inserción para medios impresos y con órdenes de servicio para medios complementarios. En todos los casos se debe especificar la tarifa convenida, concepto, descripción del mensaje, destinatarios, cobertura geográfica, circulación certificada y pautas de difusión en relación con el medio de comunicación que corresponda;

VII. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, previo a la contratación de servicios de producción, espacios en radio y televisión comerciales, deben atender la información de los medios sobre cobertura geográfica, audiencias, programación y métodos para medición de audiencias, así como su capacidad técnica para la producción, postproducción y copiado. La Secretaría de Gobernación debe dar seguimiento a la inclusión de los medios públicos en los programas y campañas de comunicación social y publicidad de las Dependencias y Entidades;

VIII. La Secretaría Anticorrupción y Buen Gobierno, en términos de lo dispuesto en la Ley General de Comunicación Social, a través del sistema respectivo dará seguimiento al registro que realicen las Dependencias y Entidades sobre las erogaciones en materia de comunicación social;

IX. El gasto en comunicación social aprobado en este Presupuesto de Egresos debe destinarse, al menos, en un 5 por ciento a la contratación en medios impresos, conforme a las disposiciones aplicables, y

X. Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, que cuenten con recursos en este Presupuesto de Egresos para comunicación social, deben elaborar sus respectivos Programas Anuales de Comunicación Social, de conformidad y en los términos de la legislación aplicable.

Artículo 11. Para lograr una mayor transparencia en materia de contrataciones públicas, promover la reactivación económica y fortalecer las cadenas productivas, las Dependencias y Entidades que realicen adquisiciones de bienes y contratación de servicios o de obra pública, se sujetarán al Programa de Cadenas Productivas de Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, a fin de dar de alta en el mismo las cuentas por pagar a sus proveedores o contratistas, apegándose a las disposiciones generales aplicables a dicho Programa, las cuales serán emitidas por la Secretaría e interpretadas por la unidad administrativa de la misma que ejerza las facultades de coordinación con las instituciones de banca de desarrollo.

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Con el propósito de fomentar la transparencia, tratándose de las empresas públicas del Estado, estas podrán incorporarse al Programa de Cadenas Productivas, con el objeto de que sus proveedores y contratistas sean beneficiados con este programa.

El registro de las cuentas por pagar debe realizarse de acuerdo con los plazos definidos en dichas disposiciones, con el propósito de dar mayor certidumbre, transparencia y eficiencia en los pagos.

Nacional Financiera, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, con el apoyo de dichas Dependencias y Entidades y, en su caso, las empresas públicas del Estado, debe promover la utilización del Programa de Cadenas Productivas con los proveedores y contratistas del sector público y reportará los avances que se presenten en los Informes trimestrales.

CAPÍTULO III

De los servicios personales

Artículo 12. Los recursos previstos en los presupuestos de las Dependencias y Entidades en materia de servicios personales y, en su caso, en los ramos generales, incorporan la totalidad de las previsiones para sufragar las erogaciones correspondientes a las medidas salariales y económicas, y se sujetarán a lo siguiente:

I. Los incrementos a las percepciones se determinarán, conforme a:

a) La estructura ocupacional autorizada;

b) Las plazas registradas en el sistema de administración de nómina y demás elementos previstos en el caso del artículo 27-A de la Ley de Coordinación Fiscal y del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para el caso del Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo;

c) La plantilla de personal, tratándose del Fondo de Aportaciones para los Servicios de Salud (FASSA), con sujeción a lo establecido en el artículo 30, párrafos penúltimo y último, de la Ley de Coordinación Fiscal, y

d) Las plantillas de personal, tratándose del Fondo de Aportaciones para la Educación Tecnológica y de Adultos (FAETA); y, en el caso de los servicios de educación para adultos, en los términos de la Ley de Coordinación Fiscal.

Las previsiones para el incremento a las percepciones, a que se refieren los Anexos 7 y 24 de este Decreto, incluyen la totalidad de los recursos para categorías y personal de confianza y sindicalizado, por lo que no debe utilizarse la asignación prevista a un grupo para favorecer a otro;

II. En el presente ejercicio fiscal en las Dependencias y Entidades no se deben crear plazas en nivel alguno con excepción de los casos previstos en el artículo 9, fracción I, de este Decreto;

III. Las previsiones a que se refiere el Anexo 24 de este Decreto incluyen los recursos para la educación tecnológica y de adultos correspondientes a aquellas entidades federativas que no han celebrado los convenios establecidos en el artículo 42 de la Ley de Coordinación Fiscal. Una vez que dichas entidades celebren los convenios respectivos, dichos recursos deben ser entregados a estas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

IV. Los recursos del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, incluyen las previsiones para cubrir:

a) Las medidas salariales y económicas correspondientes al fondo previsto en los artículos 26, 26-A, 27 y 27-A de la Ley de Coordinación Fiscal y al Fondo de Aportaciones para la Educación Tecnológica y de Adultos (FAETA), que serán cubiertas a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios;

b) Las medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema educativo. Asimismo, las previsiones para incrementos a las percepciones incluyen las correspondientes a los sistemas de desarrollo profesional que, en su caso, correspondan en los términos de la ley de la materia, y

c) Las plazas que sean creadas con cargo a los recursos establecidos en el rubro de previsiones salariales y económicas del Ramo General 25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos, para su aplicación a través del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios, de acuerdo con la normatividad aplicable, y

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V. Las previsiones incluidas en el Fondo de Aportaciones para los Servicios de Salud (FASSA), incluyen los recursos para cubrir aquellas medidas económicas que se requieran para la cobertura y el mejoramiento de la calidad del sistema de salud, con sujeción a lo establecido en el artículo 30, párrafos penúltimo y último, de la Ley de Coordinación Fiscal.

Las Dependencias y Entidades reportarán en los Informes trimestrales el impacto de los incrementos salariales en el presupuesto regularizable.

Artículo 13. Las remuneraciones autorizadas a las personas servidoras públicas de la Federación se integran en términos de las percepciones previstas en el presente Decreto, en su Anexo 23 y en el Tomo IX de este Presupuesto de Egresos, conforme a lo dispuesto en el artículo 127 de la Constitución Política de los Estados Unidos Mexicanos y en la Ley Federal de Remuneraciones de los Servidores Públicos:

I. Las remuneraciones se integran, conforme a lo dispuesto en la referida disposición constitucional; los artículos 7 de la Ley Federal de Remuneraciones de los Servidores Públicos, y 2, fracciones XXXIII, XXXIV y XLVI, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, con la suma de la totalidad de percepciones ordinarias y extraordinarias que perciben las personas servidoras públicas de la Federación.

Las percepciones ordinarias incluyen la totalidad de los elementos fijos de la remuneración. Las percepciones extraordinarias consideran los elementos variables de dicha remuneración, la cual solo podrá cubrirse conforme a los requisitos y la periodicidad establecidos en las disposiciones aplicables.

La Secretaría podrá autorizar, en términos de las disposiciones específicas que emita, el otorgamiento de compensaciones económicas para el personal que integra la Guardia Nacional como parte de su sistema de remuneraciones, así como de los sistemas complementarios de seguridad social, sin que lo anterior comprometa recursos de largo plazo mayores a los autorizados en los términos de este Decreto.

Las contribuciones a cargo de las personas servidoras públicas que se causen por las percepciones señaladas en la presente fracción, forman parte de su remuneración;

II. La remuneración total anual autorizada a la persona titular de la Presidencia de la República y los límites de remuneración mensual para la Administración Pública Federal se integran en términos de los artículos 7 y 12, inciso a), de la Ley Federal de Remuneraciones de los Servidores Públicos y de las percepciones previstas en el presente Decreto y, conforme a lo siguiente:

a) Los límites mínimos y máximos de percepciones ordinarias brutas y netas mensuales para las personas servidoras públicas de la Administración Pública Federal, las cuales incluyen la suma de la totalidad de pagos fijos, en efectivo y en especie, se presentan en el Anexo 23.1.1. de este Decreto y comprenden los conceptos que a continuación se señalan con sus respectivos montos:

i. Los montos correspondientes a sueldos y salarios, y

ii. Los montos correspondientes a las prestaciones.

Los montos de las percepciones ordinarias presentadas en el Anexo 23.1. no consideran los incrementos salariales que, en su caso, se autoricen para el presente ejercicio fiscal, las repercusiones que se deriven de la aplicación de las disposiciones de carácter fiscal, ni las adecuaciones a la curva salarial del tabulador;

b) La remuneración ordinaria total líquida mensual neta autorizada a la persona titular de la Presidencia de la República para el ejercicio fiscal de 2026 se incluye en el Anexo 23.1.2. de este Decreto;

c) La remuneración total anual de percepciones ordinarias autorizada a la persona titular de la Presidencia de la República para el ejercicio fiscal de 2026 se incluye en el Anexo 23.1.3. de este Decreto, y

d) En el presente Presupuesto de Egresos se consideran recursos para el pago de percepciones extraordinarias que, en su caso, percibirán las personas servidoras públicas que, conforme a las disposiciones aplicables, tengan derecho a recibirlas. Las percepciones extraordinarias que se paguen a las personas servidoras públicas se informarán a la Secretaría, en términos del último párrafo del artículo 14 de este Decreto;

III. La remuneración total anual autorizada a los titulares de los ejecutores de gasto que a continuación se indican y los límites correspondientes a las percepciones ordinarias y extraordinarias de las personas servidoras públicas de dichos ejecutores de gasto, conforme a lo dispuesto en la fracción I, primer párrafo, de este artículo, se presentan en los Anexos siguientes de este Decreto:

a) Anexo 23.2. Ramo 01: Cámara de Senadores;

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b) Anexo 23.3. Ramo 01: Cámara de Diputados;

c) Anexo 23.4. Ramo 01: Auditoría Superior de la Federación;

d) Anexo 23.5. Ramo 03: Suprema Corte de Justicia de la Nación;

e) Anexo 23.6. Ramo 03: Órgano de Administración Judicial / Tribunal de Disciplina Judicial;

f) Anexo 23.7. Ramo 03: Tribunal Electoral del Poder Judicial de la Federación;

g) Anexo 23.8. Ramo 22: Instituto Nacional Electoral;

h) Anexo 23.9. Ramo 35: Comisión Nacional de los Derechos Humanos;

i) Anexo 23.10. Ramo 49: Fiscalía General de la República;

j) Anexo 23.11. Ramo 40: Instituto Nacional de Estadística y Geografía, y

k) Anexo 23.12. Ramo 32: Tribunal Federal de Justicia Administrativa, y

IV. El desglose de las percepciones por ejecutor de gasto, se presenta en el Tomo IX de este Presupuesto de Egresos.

Las Dependencias y Entidades podrán modificar las percepciones ordinarias de los puestos conforme a las disposiciones aplicables, sujetándose a los límites máximos establecidos en el Anexo 23.1. del presente Decreto, previa autorización y registro presupuestario en los términos de las disposiciones aplicables. Asimismo, podrán efectuarse ajustes en la composición de las percepciones ordinarias por concepto de sueldos y salarios, siempre y cuando no se incremente el monto mensual previsto en dicho Anexo para el puesto correspondiente, y no se aumente su presupuesto regularizable de servicios personales.

Las Entidades que cuenten con planes de compensación acordes con el cumplimiento de las expectativas de aumento en el valor agregado, podrán determinar las percepciones aplicables, sin generar costos adicionales y siempre que dichos planes sean autorizados por la Secretaría en lo que se refiere a que el presupuesto total de la Entidad no se incremente y no se afecten negativamente los objetivos y metas de sus programas, y por lo que se refiere a la Secretaría Anticorrupción y Buen Gobierno en cuanto a la congruencia del plan de compensación con la política de planeación y administración de personal de la Administración Pública Federal.

Ninguna persona servidora pública podrá recibir emolumentos extraordinarios, sueldos, compensaciones o gratificaciones por participar en consejos, órganos de gobierno o equivalentes en las Dependencias y Entidades o comités técnicos de fideicomisos públicos o análogos a estos.

Los ejecutores de gasto público federal publicarán en sus respectivas páginas de Internet, de manera permanente, y reportarán en la Cuenta Pública, los tabuladores y las remuneraciones que se cubren a las personas servidoras públicas a su cargo y, en los casos correspondientes, al personal militar; personal de enlace; así como personal operativo de base y confianza, y categorías, especificando los elementos fijos y variables, tanto en efectivo como en especie. Las Dependencias y Entidades deben reportar a la Secretaría, a través del sistema que para tales efectos esta determine, la información relativa a las plazas ocupadas de su plantilla autorizada, para efectos del control presupuestario de los servicios personales, en términos de las disposiciones específicas que emita la Secretaría.

Los Poderes Legislativo y Judicial, los entes autónomos, así como las Dependencias y Entidades, deben abstenerse de cubrir cualquier tipo de estímulo, pago o compensación especial a las personas servidoras públicas a su servicio, con motivo del término de su encargo, o bien por el término de la administración correspondiente.

Artículo 14. Las personas servidoras públicas de mando y personal de enlace de las Dependencias y Entidades solo podrán percibir las prestaciones establecidas en el manual a que se refieren los artículos 66 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 24 de la Ley Federal de Remuneraciones de los Servidores Públicos. Asimismo, las Dependencias y Entidades no podrán destinar recursos para cubrir prestaciones en adición a aquéllos previstos en el gasto de servicios personales aprobado en este Presupuesto de Egresos.

En los procesos de revisión de las condiciones generales de trabajo y de los contratos colectivos de trabajo que realicen las Dependencias y Entidades se deben sujetar a su presupuesto autorizado.

Los titulares de las Entidades informarán a la Cámara de Diputados, así como a la Secretaría y a la Secretaría Anticorrupción y Buen Gobierno, sobre los resultados obtenidos en los procesos de revisión de las condiciones

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generales de trabajo, de los contratos colectivos de trabajo y de las revisiones de salario que, en su caso, realicen en el presente ejercicio fiscal. Dichos informes, incluyendo el reporte sobre el cumplimiento de lo dispuesto en el artículo 65, fracción XII, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, serán presentados, a más tardar a los 10 días hábiles posteriores a la conclusión de dichas negociaciones.

Las Dependencias y Entidades enviarán informes a la Secretaría con el detalle de todas las prestaciones y percepciones extraordinarias que perciben las personas servidoras públicas a su cargo, así como el gasto total destinado al pago de las mismas en el periodo correspondiente, a fin de que se incluyan en los Informes trimestrales.

Artículo 15. Las Dependencias y Entidades observarán las siguientes disposiciones en materia de servicios personales:

I. Solicitarán autorización presupuestaria de la Secretaría, respecto de sus tabuladores, para dar cumplimiento a lo dispuesto en la base V del artículo 127 de la Constitución Política de los Estados Unidos Mexicanos;

II. Una vez que se ocupe una plaza conforme a las disposiciones jurídicas aplicables, se tendrá un plazo máximo de 45 días naturales a partir de la fecha de la ocupación de la misma para que se realice el primer pago de nómina respectivo, siempre y cuando se acredite fehacientemente la asistencia y desempeño del servicio durante dicho periodo en la plaza respectiva. Esta disposición también será aplicable para los contratos de honorarios con cargo al capítulo de Servicios Personales;

III. Podrán traspasarse las plazas necesarias de las Dependencias y Entidades, que con motivo de una reestructura en la Administración Pública Federal, derivada de una reforma legal o a ordenamientos de carácter administrativo, asuman funciones de aquéllas que se transformen, compacten, eliminen o sean creadas, para lo cual se debe contar con la autorización presupuestaria de la Secretaría, conforme al mecanismo presupuestario que establezca para dichos fines;

IV. Las Dependencias y Entidades deben realizar las gestiones necesarias ante la Secretaría para que los recursos que correspondan del gasto de operación previstos en sus presupuestos autorizados se traspasen al capítulo de servicios personales, para cubrir las remuneraciones del personal que sea contratado con cargo a este capítulo de gasto, en cumplimiento a lo establecido en el “Decreto por el que se reforman, adicionan y derogan diversas disposiciones de la Ley Federal del Trabajo; de la Ley del Seguro Social; de la Ley del Instituto del Fondo Nacional de la Vivienda para los Trabajadores; del Código Fiscal de la Federación; de la Ley del Impuesto sobre la Renta; de la Ley del Impuesto al Valor Agregado; de la Ley Federal de los Trabajadores al Servicio del Estado, Reglamentaria del Apartado B) del Artículo 123 Constitucional; de la Ley Reglamentaria de la Fracción XIII Bis del Apartado B, del Artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, en materia de Subcontratación Laboral”, publicado en el Diario Oficial de la Federación el 23 de abril de 2021, así como su Decreto de reforma publicado en el mismo órgano de difusión oficial el 31 de julio de 2021, y

V. En los Anexos Informativos previstos en el artículo 41, fracción III, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria se presenta la información correspondiente a las jubilaciones, pensiones, compensaciones, haberes y demás prestaciones por retiro, a que se refiere el artículo 27 de la Ley Federal de Remuneraciones de los Servidores Públicos.

Artículo 16. La Secretaría, en el ámbito de su competencia, podrá establecer un mecanismo para cubrir una compensación económica a las personas servidoras públicas por la terminación de la relación laboral como consecuencia de reestructuras o reorganización en las Dependencias o Entidades de la Administración Pública Federal; la desincorporación de Entidades; la cancelación de plazas, o la eliminación de unidades administrativas de las Dependencias o Entidades, en los términos de las disposiciones específicas que, al efecto, emita la propia Secretaría.

Dichas disposiciones específicas establecerán, entre otros aspectos, los montos de la compensación económica, los cuales se podrán cubrir con recursos del Ramo General 23 Provisiones Salariales y Económicas o conforme al mecanismo presupuestario y de pago que se determine; los tipos de personal que podrán acogerse al mismo, considerando no afectar la prestación de servicios públicos; así como el procedimiento que deben seguir las Dependencias y Entidades correspondientes para su aplicación.

Artículo 17. En aquellos puestos de personal militar y, en su caso, en los que se establezcan en las disposiciones específicas que emita la Secretaría y la Secretaría Anticorrupción y Buen Gobierno, respecto de las

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Dependencias cuyo desempeño ponga en riesgo la seguridad o la salud de la persona servidora pública de mando, podrá otorgarse la potenciación del seguro de vida institucional, y la prima personal de riesgo a que se refiere el artículo 6, apartado B, fracción V, de la Ley Federal de Remuneraciones de los Servidores Públicos, hasta por el 30 por ciento sobre la percepción ordinaria bruta mensual, por concepto de sueldos y salarios.

La Secretaría Anticorrupción y Buen Gobierno evaluará la gravedad del riesgo y determinará el porcentaje de la prima personal en función del riesgo y, en su caso, autorizará el pago, previo dictamen favorable de la Secretaría en el ámbito presupuestario.

Artículo 18. En términos del artículo 6, apartado B, fracción II, de la Ley Federal de Remuneraciones de los Servidores Públicos y conforme a las disposiciones aplicables, se podrá otorgar al personal en activo de la Guardia Nacional, un apoyo económico mensual bruto por concepto de pago del arrendamiento de vivienda de uso habitacional cuando, en el desarrollo del trabajo que realizan para el cumplimiento de funciones oficiales reglamentadas y autorizadas, deba permanecer temporalmente en un área geográfica distinta de la que es originario o resida habitualmente, o bien, que sea objeto de cambio de adscripción o comisión, y que tenga la necesidad de arrendar una vivienda en el lugar donde fue asignado o donde se encuentre desplegado por necesidades y desarrollo de actos del servicio.

Artículo 19. Petróleos Mexicanos y la Comisión Federal de Electricidad deben remitir a la Secretaría los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables y conforme a su presupuesto de servicios personales aprobado.

Artículo 20. Las instituciones de banca de desarrollo deben remitir a la Secretaría para el registro correspondiente los tabuladores y la estructura ocupacional autorizados en términos de las disposiciones jurídicas aplicables.

Artículo 21. Los Poderes Legislativo y Judicial y los entes autónomos deben publicar en el Diario Oficial de la Federación, a más tardar el último día hábil del mes de febrero de 2026, el manual que regule las remuneraciones para las personas servidoras públicas a su servicio, incluyendo a diputadas, diputados, senadoras y senadores del Congreso de la Unión; ministras y ministros de la Suprema Corte de Justicia de la Nación; magistradas, magistrados, juezas y jueces del Poder Judicial e integrantes del Órgano de Administración Judicial y del Tribunal de Disciplina Judicial; las personas titulares de la presidencia y miembros de los órganos de gobierno de los entes autónomos; así como a las demás personas servidoras públicas; en el que se proporcione la información completa y detallada relativa a las remuneraciones que se cubran para cada uno de los niveles jerárquicos que los conforman.

Adicionalmente, deben publicar en el Diario Oficial de la Federación, en la fecha antes señalada, la estructura ocupacional que contenga la integración de los recursos aprobados en el capítulo de servicios personales, con la desagregación de su plantilla total, incluidas las plazas a que se refiere el párrafo anterior, junto con las del personal operativo, eventual y el contratado bajo el régimen de honorarios, en el que se identifiquen todos los conceptos de pago y aportaciones de seguridad social que se otorguen con base en las disposiciones emitidas por sus órganos competentes, así como la totalidad de las plazas vacantes con que cuenten a dicha fecha.

En tanto no se publiquen en el Diario Oficial de la Federación las disposiciones y la estructura ocupacional a que se refieren los párrafos anteriores de este artículo, no procederá el pago de estímulos, incentivos, reconocimientos o gastos equivalentes a los mismos.

CAPÍTULO IV

De la Igualdad entre Mujeres y Hombres

Artículo 22. En cumplimiento a la Ley General para la Igualdad entre Mujeres y Hombres, y a la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia, el Ejecutivo Federal impulsará, de manera transversal, la igualdad sustantiva entre mujeres y hombres a través de la incorporación de la perspectiva de género en el diseño, elaboración, aplicación, seguimiento y evaluación de resultados de los programas de la Administración Pública Federal. Para tal efecto, las Dependencias y Entidades deben considerar lo siguiente:

I. Incorporar los principios de igualdad entre mujeres y hombres y reflejarla en los instrumentos de diseño y de seguimiento del desempeño de los programas bajo su responsabilidad, en los términos que establezca la Secretaría;

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II. Identificar y registrar la población objetivo y la atendida por dichos programas, diferenciada por sexo, orientación sexual, identidad de género, grupo de edad, discapacidad, en su caso, región del país, entidad federativa, municipio o demarcación territorial de la Ciudad de México, y población indígena y afromexicana, de la diversidad sexual y diversidad de género (LGBTIQ+) u otra desagregación aplicable, en los sistemas y términos que disponga la Secretaría y en los padrones de beneficiarios que correspondan;

III. Fomentar la igualdad entre mujeres y hombres en el diseño y la ejecución de programas en los que, aun cuando no estén dirigidos a mitigar o solventar desigualdades de género, se puedan identificar de forma diferenciada los beneficios específicos para mujeres y hombres, contemplando la no discriminación por orientación sexual, identidad de género, expresión de género y características sexuales;

IV. Establecer o consolidar en los programas bajo su responsabilidad, las metodologías de evaluación y seguimiento que generen información relacionada con indicadores para resultados con perspectiva de género, e

V. Incorporar la perspectiva de género y de diversidad sexual en las evaluaciones de los programas, con los criterios que emitan la Secretaría de las Mujeres y la Secretaría.

Las acciones contenidas en las fracciones anteriores serán obligatorias en lo relativo a los programas y acciones incorporadas en el Anexo 13 del presente Decreto y para los demás programas federales que correspondan.

Las Dependencias y Entidades que tengan a su cargo programas dirigidos a mujeres y atribuciones para lograr la igualdad de género entre mujeres y hombres, así como las entidades federativas y los municipios que reciban recursos etiquetados incluidos en el Anexo 13 de este Decreto, deben suscribir los convenios respectivos durante el primer trimestre, así como informar sobre los resultados de los mismos, los publicarán y difundirán para darlos a conocer a la población e informarle, en las lenguas nacionales reconocidas por la Ley General de Derechos Lingüísticos de los Pueblos Indígenas existentes en la entidad federativa, sobre los beneficios y requisitos para acceder a ellos, en los términos de la normativa aplicable.

Para el seguimiento de los recursos destinados a la igualdad de género entre mujeres y hombres, todo programa federal que contenga padrones de beneficiarios, además de reflejar dicho enfoque en sus instrumentos de diseño y de seguimiento del desempeño, generará información de manera desagregada, al menos por sexo y entidad federativa, debiendo observar las disposiciones aplicables en materia de protección de datos personales.

Las Dependencias y Entidades con presupuesto asignado dentro del Anexo 13, que realicen estudios y generen bases de datos o levantamientos de encuestas, deben hacer públicos sus resultados en sus páginas de Internet con el propósito de poder realizar evaluaciones y análisis posteriores. Las Dependencias y Entidades responsables de la coordinación de los programas contenidos en el Anexo 13 del presente Decreto informarán trimestralmente a través del sistema de información desarrollado por la Secretaría, y en el Sistema de Evaluación del Desempeño en los términos y plazos establecidos en las disposiciones respectivas, sobre los aspectos presupuestarios de los programas y los resultados alcanzados en la materia a la que se refiere el presente Capítulo, medidos a través de los indicadores y sus metas contenidos en el instrumento de seguimiento respectivo. Asimismo, se detallarán los aspectos por cada programa presupuestario, contenido en el Anexo mencionado, la población objetivo y atendida, los indicadores utilizados, la programación y el avance en el ejercicio de los recursos.

La Secretaría presentará en los Informes trimestrales los avances financieros y programáticos que le envíe la Secretaría de las Mujeres con base en la información que a esta le proporcionen las Dependencias y Entidades responsables de los programas a través del sistema indicado en el párrafo anterior.

La Secretaría de las Mujeres remitirá el informe mencionado anteriormente a la Cámara de Diputados, a más tardar a los 30 días naturales de concluido el trimestre que corresponda. Asimismo, deberá poner dicho informe a disposición del público en general a través de su página de Internet, en la misma fecha en que se publiquen los Informes trimestrales.

La información que se publique trimestralmente servirá para las evaluaciones que se realicen en el marco de las disposiciones aplicables.

Los ejecutores de gasto público federal promoverán programas y acciones para cumplir con el programa y las acciones derivadas del Sistema Nacional de Prevención, Atención, Sanción y Erradicación de la Violencia contra las Mujeres y del Sistema Nacional para la Igualdad entre Mujeres y Hombres, en los términos de la Ley General de Acceso de las Mujeres a una Vida Libre de Violencia y de la Ley General para la Igualdad entre Mujeres y Hombres, respectivamente.

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Los resultados de los montos autorizados en los programas y actividades contenidas en el Anexo 13 de este Decreto se detallarán en un Anexo específico dentro de la Cuenta Pública del ejercicio fiscal 2026.

La Agencia de Transformación Digital y Telecomunicaciones en conjunción con la Secretaría de las Mujeres revisará las reglas de operación y los lineamientos de operación de los Programas presupuestarios con modalidades “S” y “U” que se encuentren en el Anexo 13 a fin de garantizar el cumplimiento de los objetivos de la Política Nacional para la Igualdad entre Mujeres y Hombres, en los términos de las disposiciones aplicables.

Las menciones realizadas en el presente Decreto con respecto a beneficiarios, así como a titulares y las personas servidoras públicas de los ejecutores de gasto, se entenderán referidas a las mujeres y los hombres que integren el grupo de personas correspondiente.

CAPÍTULO V

De la inclusión de las personas con discapacidad

Artículo 23. Las Dependencias y Entidades, en coordinación con la Secretaría de Bienestar, revisarán sus respectivos programas, con el objeto de incluir en aquellos que corresponda, acciones que promuevan la inclusión de las personas con discapacidad.

A más tardar el último día hábil de octubre, las Dependencias y Entidades entregarán un reporte a la Secretaría de Bienestar, en relación con las acciones señaladas en este artículo.

El reporte al que se refiere el párrafo anterior debe ser enviado a las Cámaras del Congreso de la Unión para su turno a las comisiones competentes.

CAPÍTULO VI

De los derechos y el desarrollo integral, intercultural y sostenible de los pueblos y comunidades indígenas y afromexicanas

Artículo 24. El ejercicio de las erogaciones para la implementación de los derechos y el desarrollo integral, intercultural y sostenible de los pueblos y comunidades indígenas y afromexicanas a que se refiere el Anexo 10 del presente Decreto, se dirigirá al cumplimiento de los derechos y de las obligaciones que señala el artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos.

Para tal efecto, de conformidad con los artículos 42, fracción VII, y 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las Dependencias y Entidades, al ejecutar dichas erogaciones y emitir reglas de operación o, en su caso, lineamientos, se ajustarán a lo siguiente:

I. Las disposiciones para la operación de los programas que la Administración Pública Federal desarrolle en la materia deben considerar la participación efectiva y directa de los pueblos y comunidades indígenas y afromexicanas. Tendrán el apoyo técnico del Instituto Nacional de los Pueblos Indígenas, contando con la intervención que corresponda del Consejo Nacional de Pueblos Indígenas;

II. En la ejecución de los programas se debe garantizar el reconocimiento de los pueblos y comunidades indígenas y afromexicanas como sujetos de derecho público, de conformidad con sus sistemas normativos y con base en sus formas de organización económica, social y cultural;

III. El Ejecutivo Federal, por sí o a través de sus Dependencias y Entidades, podrá celebrar convenios de coordinación con los gobiernos de las entidades federativas, así como formalizar convenios de concertación de acciones con los municipios, pueblos y comunidades indígenas y afromexicanas o, en su caso, otros instrumentos jurídicos que para tal efecto se celebren, para proveer la mejor observancia de las previsiones del presente artículo. Cuando corresponda, los recursos a los que se refiere este artículo podrán ser transferidos directamente a los pueblos, municipios y comunidades indígenas y afromexicanas, de conformidad con los convenios que para tal efecto se celebren en términos de las disposiciones aplicables.

La entidad federativa correspondiente participará en el ámbito de sus atribuciones en los convenios o instrumentos jurídicos antes señalados, exclusivamente para que los recursos que se transfieran conforme a lo establecido en el presente párrafo, sean registrados por la entidad federativa en su Cuenta Pública;

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IV. Las reglas de operación o lineamientos de los programas operados por las Dependencias y Entidades que atiendan a los pueblos y comunidades indígenas y afromexicanas, deben contener disposiciones que faciliten su acceso a los programas y procurarán reducir los trámites y requisitos existentes;

V. En los programas de infraestructura se dará preferencia a las obras priorizadas en los Planes de Justicia y de Desarrollo Regional, y otros procesos de planeación regional, así como a la conclusión de obras iniciadas en ejercicios anteriores, y obras de mantenimiento y reconstrucción;

VI. Se buscará la inclusión financiera de los pueblos y comunidades indígenas y afromexicanas mediante programas de la banca de desarrollo, y

VII. Las Dependencias y Entidades que tengan recursos considerados en el Anexo 10 del presente Decreto, deben observar los criterios que emita el Instituto Nacional de los Pueblos Indígenas para la implementación y seguimiento de los programas incluidos, así como las opiniones de mejora que, en su caso, emita.

Asimismo, el Instituto Nacional de los Pueblos Indígenas integrará la valoración de resultados que, en su caso, realicen los pueblos y comunidades indígenas y afromexicanas a nivel regional, respecto de la ejecución de los recursos, su focalización, perspectiva de género, derechos indígenas y afromexicanos y pertinencia cultural, y cumpla con lo dispuesto en el artículo 2o. de la Constitución Política de los Estados Unidos Mexicanos.

CAPÍTULO VII

De la inversión pública

Artículo 25. En el presente ejercicio fiscal podrán comprometerse nuevos proyectos de infraestructura productiva de largo plazo de inversión directa, a que se refieren los artículos 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria y 18 de la Ley Federal de Deuda Pública, por la cantidad señalada en el Anexo 6.A, de este Decreto, correspondientes a la Comisión Federal de Electricidad.

El monto autorizado a los proyectos de infraestructura productiva de largo plazo de inversión directa y condicionada, aprobados en ejercicios fiscales anteriores, asciende a la cantidad señalada en el Anexo 6.B, de este Decreto. Las variaciones en los compromisos de cada uno de dichos proyectos se detallan en el Tomo VII de este Presupuesto de Egresos.

La suma de los montos autorizados de proyectos aprobados en ejercicios fiscales anteriores y los montos para nuevos proyectos se presentan en el Anexo 6.C, de este Decreto.

Los compromisos correspondientes a proyectos de infraestructura productiva de largo plazo de inversión directa, autorizados en ejercicios fiscales anteriores, se detallan en el Anexo 6.D, de este Decreto y comprenden exclusivamente los costos asociados a la adquisición de los activos, excluyendo los relativos al financiamiento en el periodo de operación de dichos proyectos.

Por lo que se refiere a los proyectos de infraestructura productiva de largo plazo de inversión condicionada, en caso de que, conforme a lo dispuesto en el artículo 32 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, en el presente ejercicio fiscal surja la obligación de adquirir los bienes en los términos del contrato respectivo, el monto máximo de compromiso de inversión será aquél establecido en el Anexo 6.E, de este Decreto.

Las previsiones necesarias para cubrir las obligaciones de inversión física por concepto de amortizaciones y costo financiero de los proyectos de infraestructura productiva de largo plazo de inversión directa, que tienen efectos en el gasto del presente ejercicio en los términos de las disposiciones aplicables, se incluyen en el Anexo 6.F, de este Decreto. Dichas previsiones se especifican a nivel de flujo en el Tomo VII de este Presupuesto de Egresos y reflejan los montos presupuestarios autorizados, así como un desglose por proyecto.

Los montos de cada uno de los proyectos a que se refiere este artículo se detallan en el Tomo VII de este Presupuesto de Egresos.

En el último informe trimestral del ejercicio, adicionalmente se debe incluir la información sobre los ingresos generados por cada uno de los proyectos de infraestructura productiva de largo plazo en operación; los proyectos que están en construcción, su monto ejercido y comprometido; el monto pendiente de pago de los proyectos concluidos, y la fecha de entrega y de entrada en operación de los proyectos. Esta información se debe publicar en la página de Internet de la Comisión Federal de Electricidad.

Artículo 26. En el presente ejercicio fiscal no se comprometerán nuevos proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos, tal como se observa en el Anexo 4 de este Decreto.

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CAPÍTULO VIII

De la evaluación del desempeño

Artículo 27. La evaluación de los programas presupuestarios a cargo de las Dependencias y Entidades se sujetará a lo establecido en la Ley Federal de Presupuesto y Responsabilidad Hacendaria, a los lineamientos emitidos por la Secretaría y a las demás disposiciones jurídicas aplicables, y se llevará a cabo en los términos del Programa Anual de Evaluación, que emita la Secretaría.

Las Dependencias y Entidades responsables de los programas, deben observar lo establecido en los Lineamientos para regular la gestión de Instrumentos de Diseño y de Seguimiento del desempeño de los Programas presupuestarios, destacando lo siguiente:

I. Todos los programas presupuestarios deben contar con un instrumento de diseño y un instrumento de seguimiento del desempeño actualizado, priorizando la inclusión de indicadores estratégicos.

Los instrumentos de diseño consistirán en un diagnóstico ampliado, un diagnóstico simplificado o una ficha diagnóstico. Por su parte, los instrumentos de seguimiento del desempeño consistirán en una matriz de indicadores para resultados, una ficha de monitoreo estratégico o una ficha de seguimiento a la gestión, en las cuales estarán contenidos los objetivos, indicadores y metas de los mismos.

Para la actualización de los instrumentos de diseño y de seguimiento del desempeño, se debe atender las recomendaciones derivadas de las acciones de formación y capacitación que determine la Secretaría, y considerar, al menos, lo siguiente:

a) Los avances y resultados obtenidos del seguimiento que se haga respecto del cumplimiento de las metas de los programas presupuestarios;

b) Las evaluaciones y otros ejercicios de análisis realizados conforme al Programa Anual de Evaluación;

c) Las disposiciones emitidas en las reglas o lineamientos de operación de los Programas presupuestarios con modalidades “S” y “U”, según sea el caso;

d) Los criterios y recomendaciones que, en su caso, emita la Secretaría, en los términos de las disposiciones aplicables, y

e) Los elementos contenidos en los Instrumentos de Diseño a que se refieren los Lineamientos Generales aplicables a la gestión para resultados de los recursos públicos federales.

Los instrumentos de seguimiento del desempeño deben considerar, en el caso de los programas presupuestarios que así lo requieran y sea factible por su diseño, la inclusión de indicadores que permitan presentar resultados desagregados, de conformidad con lo previsto en los artículos 110, párrafo tercero, fracción V, y 111, párrafo cuarto, de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

Las Dependencias y Entidades deben hacer públicos sus instrumentos de diseño y seguimiento del desempeño en su página de Internet.

La Secretaría reportará en los Informes trimestrales el avance en las metas de los indicadores registrados en los instrumentos de seguimiento del desempeño de los programas presupuestarios que conforman el gasto programable previsto en los ramos administrativos y generales y en las Entidades sujetas a control presupuestario directo, considerando la periodicidad de medición de dichos indicadores;

II. El seguimiento a los avances en las metas de los indicadores se reportará en los sistemas que disponga la Secretaría, y deberá ser utilizado en las evaluaciones que se realicen;

III. La evaluación se realizará de acuerdo con lo establecido en el Programa Anual de Evaluación y presentará los resultados de las evaluaciones de acuerdo con los plazos previstos en dicho programa, a la Cámara de Diputados y a la Secretaría de conformidad con las disposiciones aplicables.

Las Dependencias y Entidades deben entregar los resultados de las evaluaciones complementarias a las que hacen referencia los Lineamientos Generales aplicables a la gestión para resultados de los recursos públicos federales, en los plazos y términos establecidos en el Programa Anual de Evaluación que emita la Secretaría en el ejercicio fiscal 2026. Los resultados de estas evaluaciones complementarias se remitirán a la Cámara de Diputados y a la Secretaría, a más tardar 30 días posteriores a su conclusión;

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IV. Elaborar un programa de trabajo para dar seguimiento a los principales hallazgos y resultados de las evaluaciones conforme a los Lineamientos para el seguimiento y atención a los aspectos susceptibles de mejora derivados de evaluaciones realizadas a políticas públicas, programas presupuestarios y recursos federales transferidos de la Administración Pública Federal, emitidos por la Secretaría.

Los compromisos se formalizarán mediante instrumentos específicos, se reportarán los avances y resultados que se alcancen mediante el Sistema de Evaluación del Desempeño y se publicarán en los términos de las disposiciones aplicables.

La información que se haya obtenido del seguimiento a los compromisos de mejora y de las evaluaciones, correspondiente al ejercicio fiscal 2025 y, en su caso, a ejercicios fiscales anteriores, se tomará en cuenta como parte de un proceso gradual y progresivo, durante 2026 y para los procesos presupuestarios subsecuentes;

V. Efectuar las evaluaciones de los programas presupuestarios en los siguientes términos:

a) Por sí mismas, o

b) A través de personas físicas y morales especializadas y con experiencia probada en la materia que corresponda evaluar, instituciones académicas y de investigación, u organismos especializados, de carácter nacional o internacional, que cuenten con reconocimiento y experiencia en las respectivas materias de los programas.

La ejecución y la supervisión de la evaluación se deben realizar por una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, en los términos de las disposiciones aplicables.

En el supuesto a que se refiere el inciso b) de la presente fracción, las Dependencias y Entidades, además de realizar la contratación a través de una unidad administrativa ajena a la operación del programa a evaluar y al ejercicio de los recursos presupuestarios, deben cubrir el costo de las evaluaciones con cargo a su presupuesto y conforme al mecanismo de pago que se determine. Asimismo, podrán realizar contrataciones para que las evaluaciones a que se refiere este párrafo abarquen varios ejercicios fiscales, en los términos de la Ley Federal de Presupuesto y Responsabilidad Hacendaria.

El total de las erogaciones que, en su caso, se efectúen para realizar las diferentes etapas de las evaluaciones se debe registrar de manera específica para su plena transparencia y rendición de cuentas;

VI. Publicar y dar transparencia a las evaluaciones, en los términos de las disposiciones aplicables.

Las Dependencias y Entidades deben reportar el avance en el cumplimiento de las metas de los programas, los resultados de las evaluaciones y el grado de cumplimiento de los aspectos que sean susceptibles de mejora derivados de las mismas, en los Informes trimestrales que correspondan, de conformidad con las disposiciones emitidas por la Secretaría.

Dicha información será publicada en las respectivas páginas de Internet de las Dependencias y Entidades.

Por su parte, la Secretaría integrará la información relativa al avance de cumplimiento de metas de los indicadores, a los resultados de las evaluaciones y al seguimiento a los aspectos que sean susceptibles de mejora. Asimismo, las Dependencias y Entidades publicarán dicha información en su página de Internet y la integrarán a los informes correspondientes en términos de las disposiciones aplicables.

La Secretaría debe publicar trimestralmente en el Portal de Transparencia Presupuestaria los avances en el cumplimiento de los aspectos que sean susceptibles de mejora que deriven de las evaluaciones contempladas en los programas anuales de evaluación.

La Secretaría establecerá los modelos de términos de referencia y demás elementos particulares que se requieran para las evaluaciones y coordinarán el proceso correspondiente, de conformidad con las disposiciones aplicables;

VII. La Cámara de Diputados, a través de las comisiones, la Auditoría y los centros de estudios correspondientes que lo soliciten, en los términos previstos en las disposiciones aplicables, tendrán acceso a la información relativa a los instrumentos de seguimiento del desempeño de los programas, al seguimiento del avance de cumplimiento de las metas de los indicadores de los programas, y a las evaluaciones realizadas, misma que será pública y estará disponible en las respectivas páginas de Internet de las Dependencias o Entidades correspondientes.

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La Secretaría definirá los criterios específicos a seguir al respecto y proporcionará capacitación y asistencia técnica para que las instancias de la Cámara de Diputados que lo soliciten puedan llevar a cabo directamente las consultas y la generación de los reportes que requieran, con base en la información disponible en el sistema correspondiente;

VIII. La Secretaría podrá apoyar a las entidades federativas y, por conducto de estas, a los municipios y a las demarcaciones territoriales de la Ciudad de México, en la ejecución del ciclo presupuestario, en materia de planeación, programación, presupuestación, ejercicio y control, seguimiento, evaluación y rendición de cuentas, así como en materia de contabilidad gubernamental, sus sistemas de información, y en la instrumentación de la evaluación del desempeño y el Presupuesto basado en Resultados, de conformidad con los artículos 134 de la Constitución Política de los Estados Unidos Mexicanos, 85 y 110 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, 49 de la Ley de Coordinación Fiscal y 80 de la Ley General de Contabilidad Gubernamental;

IX. Implantar mecanismos para innovar y modernizar el funcionamiento organizacional y el proceso de presupuesto y gasto público, con el objeto de que la información obtenida del seguimiento del cumplimiento de las metas de los indicadores de los programas, de las evaluaciones realizadas a los programas, y del seguimiento a los resultados de estas, se utilice gradualmente en las decisiones presupuestarias y en la gestión de los programas. Lo anterior será coordinado por la Secretaría;

X. Capacitar y coadyuvar a la profesionalización de las personas servidoras públicas involucradas en las funciones de planeación, evaluación, coordinación de las políticas y programas, así como de programación y presupuesto, para impulsar una mayor calidad del gasto público a través del Presupuesto basado en Resultados y el Sistema de Evaluación del Desempeño;

XI. Publicar en las páginas de Internet de cada Dependencia o Entidad, para dar transparencia, todas las evaluaciones, estudios y encuestas, que con cargo a recursos fiscales hagan las Dependencias y Entidades, aun cuando no sean parte del Programa Anual de Evaluación, y

XII. Las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, a más tardar a los 20 días naturales posteriores al término del segundo trimestre de 2026, deben enviar, en los términos que establezca la Secretaría y mediante el sistema al que hace referencia el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, informes definitivos sobre el ejercicio, destino, resultados y, en su caso, reintegros, de los recursos federales que les fueron transferidos durante 2025. Lo anterior, sin perjuicio de la información que deben reportar al finalizar cada trimestre de 2026.

La Secretaría debe incluir en el segundo informe trimestral la información definitiva anual a que hace referencia el párrafo anterior.

Las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México serán responsables de la información de su competencia que se entregue a la Secretaría, incluyendo su veracidad y calidad.

TÍTULO CUARTO

DE LA OPERACIÓN DE LOS PROGRAMAS

CAPÍTULO I

Disposiciones generales

Artículo 28. Los programas que deban sujetarse a reglas de operación son aquellos señalados en el Anexo 25 de este Decreto. El Ejecutivo Federal por conducto de la Secretaría, podrá incluir otros programas que por razones de su impacto social deban sujetarse a reglas de operación. Para tal efecto, se debe observar lo siguiente:

I. Las reglas de operación de los programas federales deben sujetarse a los siguientes criterios generales:

a) Deben ser simples, precisas y de fácil acceso para las personas beneficiarias;

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b) Deberán guardar consistencia todos los elementos de los Instrumentos de Diseño y de Seguimiento con las reglas de operación de los programas. La Secretaría verificará dicha consistencia;

c) Se procurará que la ejecución de las acciones correspondientes a los programas federales que por su naturaleza así lo permitan, sea desarrollada por los órdenes de gobierno más cercanos a la población, debiendo reducir al mínimo indispensable los gastos administrativos y de operación del programa respectivo; los gobiernos municipales deben llevar un registro de personas beneficiarias y realizar el seguimiento para verificar la efectividad y coadyuvar en la evaluación de las acciones;

d) Se deben tomar en cuenta las características de las diferentes regiones socioeconómicas del país;

e) Se deben considerar las características sociales, económicas y culturales de la población objetivo;

f) Preverán que las aportaciones acordadas se realicen oportunamente y sean ejercidas de inmediato;

g) Se promoverá una calendarización eficiente para el ejercicio de los recursos federales respectivos;

h) Se asegurará la transparencia en la distribución, aplicación y comprobación de recursos;

i) Se promoverán los principios de igualdad, no discriminación, interés superior de la niñez, integridad, integración familiar, igualdad de género, inclusión social de las personas con discapacidad, libre determinación de las comunidades indígenas, protección al medio ambiente, protección a la vida, salud e integridad de las personas, incluyendo el fomento a las condiciones necesarias para que la libertad e igualdad de las personas sean reales y efectivas, según corresponda;

j) Darán prioridad en la asignación presupuestaria a las acciones para la atención de niñas, niños y adolescentes, personas con discapacidad permanente y a los pueblos indígenas;

k) Se promoverán mecanismos para facilitar a las personas mexicanas repatriadas, el acceso a los beneficios de los programas y garantizar su atención y protección de manera prioritaria;

l) Deben promover la eliminación de aquellos obstáculos que limiten el ejercicio de los derechos e impidan el pleno desarrollo de las personas, así como su efectiva participación en la vida política, económica, cultural y social del país y promoverán la participación de las autoridades de los demás órdenes de Gobierno y de los particulares en la eliminación de dichos obstáculos;

m) En ningún caso se podrá etiquetar o predeterminar de manera específica recursos a determinadas personas físicas o morales u otorgarles preferencias o ventajas sobre el resto de la población objetivo;

n) Se promoverá la transparencia y acceso a la información pública, así como la eficiencia y eficacia de los recursos públicos, y

ñ) Se promoverá el establecimiento de una estructura informática que permita homologar la información proveniente de los datos de las personas beneficiarias de los programas.

II. Las Dependencias y Entidades que tengan a su cargo dichos programas deben observar las siguientes disposiciones para fomentar la transparencia de los mismos:

a) La papelería y documentación oficial para los programas deben incluir la siguiente leyenda: “Este programa es público, ajeno a cualquier partido político. Queda prohibido el uso para fines distintos a los establecidos en el programa”.

Todo el gasto en comunicación social relacionado con la publicidad que se adquiera para estos programas, por parte de las Dependencias y Entidades, así como aquél relacionado con los recursos presupuestarios federales que se transfieran a las entidades federativas, los municipios y las demarcaciones territoriales de la Ciudad de México, que se aplique a través de anuncios en medios electrónicos, impresos, complementarios o de cualquier otra índole, debe señalar que se realiza con los recursos federales aprobados en este Presupuesto de Egresos y restringirse a lo establecido en el artículo 10 de este Decreto;

b) Publicar en sus respectivas páginas de Internet el padrón de beneficiarios para los programas sujetos a reglas de operación, que debe incluir nombre o razón social del beneficiario, municipio, entidad federativa y monto del apoyo otorgado o bien entregado;

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c) Poner a disposición del público en general un medio de contacto directo, en el cual se proporcione asesoría sobre el llenado de los formatos y sobre el cumplimiento de los requisitos y trámites que deben observarse para obtener los recursos o los beneficios de los programas, y

d) Las reglas de operación, los formatos, las solicitudes y demás requisitos que se establezcan para obtener los recursos o los beneficios de los programas; los indicadores de desempeño de los programas, y los medios de contacto de las unidades responsables de los mismos deben estar disponibles en las páginas de Internet de las Dependencias y Entidades.

La Secretaría publicará en el Portal de Transparencia Presupuestaria la información que permita identificar las características de cada programa federal con base en sus reglas de operación. Para efecto de lo anterior, las Dependencias y Entidades remitirán a la Secretaría la información relacionada con las reglas de operación de los programas federales a su cargo, así como las modificaciones a las mismas, en los términos que la Secretaría determine.

Queda estrictamente prohibida la utilización de los programas de apoyo para promover o inducir la afiliación de la población objetivo a determinadas asociaciones o personas morales.

Para la entrega de los apoyos a la población objetivo de los programas de subsidios en numerario, las Dependencias y Entidades deben promover la inclusión financiera mediante el uso de cuentas bancarias personales, preferentemente a través del Banco del Bienestar, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, de conformidad con lo previsto en el artículo 67 de la Ley General de Contabilidad Gubernamental.

Artículo 29. Las Dependencias y Entidades que tengan a su cargo programas sujetos a reglas de operación deben observar las siguientes disposiciones para asegurar la aplicación eficiente, eficaz, oportuna y equitativa de los recursos públicos asignados a los mismos:

I. Publicar en sus páginas de Internet los plazos de respuesta a las solicitudes que reciban. Los rechazos deben estar fundados y motivados;

II. Tratándose de facultades concurrentes, cuando el Ejecutivo Federal por conducto de la Dependencia competente y las entidades federativas decidan suscribir convenios de coordinación en términos de la Ley de Planeación, éstos deben celebrarse en condiciones de oportunidad y certeza para beneficio de la población objetivo. Dichos convenios especificarán como mínimo: los programas a que se refieren, las zonas dentro de la respectiva entidad federativa a que se destinarán los recursos, las aportaciones monetarias de cada parte y su calendarización.

El Gobierno Federal y los gobiernos estatales, previa opinión de los Comités de Planeación para el Desarrollo o su equivalente, y dentro del marco del Convenio de Coordinación respectivo, decidirán a qué orden de gobierno corresponde la ejecución de los programas de acuerdo con la naturaleza de cada uno de ellos y a las características de las zonas donde se van a aplicar los programas, para lograr el mejor desarrollo e impacto social de los mismos, y

III. Brindar asesoría a los municipios y demarcaciones territoriales de la Ciudad de México para la integración de los expedientes técnicos que, en su caso, requiera el programa, especialmente a los que se encuentran en condiciones de muy alta y alta marginación.

Artículo 30. Las Dependencias y Entidades que tengan a su cargo programas presupuestarios por medio de los cuales se otorguen subsidios en beneficio directo a la población deben enviar a la Secretaría, en los términos y plazos que ésta disponga en las Disposiciones específicas para el reporte trimestral de información de los programas presupuestarios que entregan subsidios en beneficio social directo a la población, información sobre sus poblaciones potencial, objetivo y atendida, así como de los avances en el ejercicio de dichos recursos, con desagregación geográfica a nivel municipal o demarcación territorial.

La información referida en el párrafo que antecede, se publicará en el Portal de Transparencia Presupuestaria.

Las Dependencias y Entidades serán responsables de la información que se entregue a la Secretaría.

CAPÍTULO II

De los criterios específicos para la operación de los programas

Artículo 31. Los programas de subsidios del Ramo 20 Bienestar se destinarán, en las entidades federativas, en los términos de las disposiciones aplicables, exclusivamente a la población en condiciones de pobreza, de vulnerabilidad, de adultos mayores, de rezago y de marginación, de acuerdo con los criterios que defina el Consejo

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Nacional de Población y a las evaluaciones de la política de desarrollo social, de conformidad con el artículo 26, apartado B, constitucional, en los programas que resulten aplicables y la Declaratoria de las Zonas de Atención Prioritaria formulada por la Cámara de Diputados, mediante acciones que promuevan la superación de la pobreza a través de la educación, la salud, la alimentación, la generación de empleo e ingreso, autoempleo y capacitación; protección social y programas asistenciales; y el fomento del sector social de la economía; conforme lo establece el artículo 14 de la Ley General de Desarrollo Social, y tomando en consideración los criterios que propongan las entidades federativas.

Para estos fines, el Ramo 20 Bienestar considera los programas establecidos en el Anexo 25 para dicho ramo.

En los términos de los convenios de coordinación suscritos entre el Ejecutivo Federal, a través de la Secretaría de Bienestar, y los gobiernos de las entidades federativas se impulsará el trabajo corresponsable en materia de superación de pobreza, vulnerabilidad, rezago y marginación y se promoverá el desarrollo humano, familiar, comunitario y productivo.

Los recursos federales que se transfieran a las entidades federativas, a los municipios y a las demarcaciones territoriales de la Ciudad de México, en el marco de dichos convenios, estarán sujetos a lo establecido en el artículo 85 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, así como al Título Segundo y artículo 27, fracción XII, del presente Decreto, según corresponda.

Estos instrumentos promoverán que las acciones y recursos dirigidos a la población en situación de pobreza se efectúen en un marco de coordinación de esfuerzos, manteniendo en todo momento el respeto a los órdenes de gobierno, así como el fortalecimiento del respectivo Comité de Planeación para el Desarrollo Estatal.

Derivado de estos instrumentos se suscribirán acuerdos y convenios específicos y anexos de ejecución en los que se establecerán: la distribución de los recursos de cada programa o región de acuerdo con sus condiciones de rezago, marginación y pobreza, indicando en lo posible la asignación correspondiente a cada municipio; las atribuciones y responsabilidades de la Federación, las entidades federativas y municipios, y las asignaciones presupuestarias de los órdenes de gobierno en que concurran en sujeción a los programas concertados.

Los convenios a que se refiere este artículo, deben ser publicados en el Diario Oficial de la Federación y en el correspondiente medio oficial de difusión de la entidad federativa que corresponda, dentro de los 15 días hábiles siguientes a la fecha en que queden íntegramente suscritos.

A efecto de fortalecer la formulación, ejecución e instrumentación de programas, acciones e inversiones en materia de desarrollo social, se promoverá la celebración de convenios, acuerdos o bases de coordinación interinstitucional entre las Dependencias y Entidades.

Las faltas de comprobación, desviaciones, incumplimiento a los convenios o acuerdos, o incumplimiento en la entrega oportuna de la información relativa a avances y metas alcanzadas, deben ser informadas a la Secretaría Anticorrupción y Buen Gobierno o a la Secretaría de Bienestar en el ámbito de sus respectivas competencias. Esta última dependencia, después de escuchar la opinión del gobierno de la entidad federativa, podrá suspender la radicación de los recursos federales e inclusive solicitar su reintegro, sin perjuicio de lo establecido en las disposiciones aplicables.

Para el control de los recursos que se asignen a las entidades federativas, el Ejecutivo Federal convendrá con los gobiernos respectivos, los programas o las actividades que permitan garantizar el cumplimiento de las disposiciones aplicables.

Los ejecutores de los programas deben informar trimestralmente a las entidades federativas y a la Secretaría de Bienestar los avances de ejecución físicos y financieros.

Artículo 32. El Programa Especial Concurrente para el Desarrollo Rural Sustentable se sujetará a los siguientes lineamientos para la distribución del gasto aprobado en este Presupuesto de Egresos:

I. Debe abarcar políticas públicas orientadas a incrementar la producción, la productividad y la competitividad agroalimentaria y pesquera del país, a la generación del empleo rural y para las actividades pesqueras y acuícolas, a promover en la población campesina y de la pesca el bienestar, así como su incorporación al desarrollo nacional, dando prioridad a las zonas de alta y muy alta marginación y a poblaciones y comunidades indígenas y afromexicanas.

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El presupuesto para el campo procurará fomentar el abasto de alimentos y productos básicos y estratégicos a la población, promoviendo su acceso a los grupos sociales menos favorecidos y dando prioridad a la producción nacional, a que se refiere el artículo 178 de la Ley de Desarrollo Rural Sustentable.

El presupuesto dirigido al campo debe tener las siguientes características:

a) Mejorar e incrementar la productividad, cerrando las brechas existentes;

b) Potenciar la contribución de la agricultura al desarrollo de los territorios rurales y al bienestar de las personas que los habitan;

c) Mejorar la capacidad de la agricultura para adaptarse al cambio climático, mitigar la emisión de gases de efecto invernadero y mejorar la utilización y preservación de los recursos naturales y la biodiversidad;

d) Incrementar la contribución de la agricultura nacional a la seguridad alimentaria de todas las personas;

e) Que permita la complementariedad de acciones con las demás Dependencias y Entidades;

f) Que permita el desarrollo de proyectos productivos por etapas;

g) Que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores;

h) Una agricultura más incluyente, pero con políticas diferenciadas para cada una de las regiones del país, al tiempo que se oriente prioritariamente hacia las pequeñas unidades de producción y al apoyo de los pequeños productores, e

i) Que procuren la progresividad en el otorgamiento de los incentivos;

II. Los ramos administrativos que participan en el Programa Especial Concurrente para el Desarrollo Rural Sustentable continuarán con el sistema de rendición de cuentas sobre el destino de los recursos fiscales de los programas concurrentes, el cual incorpora los siguientes elementos: región geográfica, entidad federativa, municipio y localidad, actividad productiva, eslabón de la cadena de valor, concepto de apoyo, monto fiscal y fecha de otorgamiento, y la estratificación correspondiente;

III. Establecer como prioridades, entre otras, las siguientes:

a) Incrementar la productividad, la inocuidad y el ingreso de los productores, apoyar en el combate a la pobreza, contribuyendo con la agricultura de autoconsumo a las familias pobres que habitan principalmente en las zonas rurales, en un marco de sustentabilidad, generación de oportunidades y que contribuya a la seguridad alimentaria;

b) Se procurará que los recursos destinados a competitividad, se orienten principalmente a las pequeñas unidades de producción, que se dedican a los productos básicos y estratégicos a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable y otros productos básicos y estratégicos.

Dichos recursos se direccionarán una vez que se cuente con la estratificación de zonas y regiones productivas del país dando prioridad a las pequeñas unidades de producción;

c) Apoyar a los productores para que apliquen las innovaciones y desarrollos tecnológicos disponibles y fortalezcan su vinculación con los centros de investigación, así como la transferencia de tecnología del país, mediante servicios de extensionismo que aseguren la incorporación del pequeño productor a las innovaciones tecnológicas que redunden en la mejora de la productividad;

d) Ampliar la oferta de bienes y servicios públicos, particularmente en materia de infraestructura, investigación y desarrollo, capacitación, extensionismo rural e información;

e) Contribuir a adaptar las actividades agropecuarias, acuícolas y pesqueras mediante acciones para prevenir, mitigar y atender los impactos del fenómeno del cambio climático, así como la oportuna prevención, administración y atención a riesgos climáticos, sanitarios y de mercado, considerando los potenciales productivos de cada región;

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f) Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente al aprovechamiento responsable del agua y la tierra, y

g) Contribuir a la sustentabilidad de las actividades agropecuarias, pesqueras y acuícolas en lo referente a los recursos genéticos;

IV. Propiciar la competitividad de los productos básicos y estratégicos, a que se refiere el artículo 179 de la Ley de Desarrollo Rural Sustentable, así como estrategias especiales para otros sistemas producto de alto impacto social;

V. Coadyuvar al impulso de la producción primaria, de los productos básicos y estratégicos señalados en la Ley de Desarrollo Rural Sustentable, entre otros, para el aprovisionamiento de insumos básicos y apoyo a paquetes tecnológicos;

VI. Impulsar la producción y productividad en el sector mediante el fomento de proyectos integrales que consideren la tecnificación del riego y el uso de insumos (semillas, fertilizantes, biofertilizantes y prácticas agrícolas sustentables, entre otros);

VII. Los recursos destinados a fortalecer el medio ambiente buscarán que se beneficie prioritariamente a los territorios ejidales, comunales y privados de los pequeños productores;

VIII. Se fortalecerán las obras de tecnificación de riego para aumentar la producción y productividad, dando prioridad a las pequeñas unidades de producción, y

IX. Las autoridades fiscales pondrán a disposición de las Dependencias y Entidades encargadas del otorgamiento de subsidios y estímulos, herramientas tecnológicas que permitan la consulta sobre el cumplimiento de la obligación contenida dentro del artículo 32-D del Código Fiscal de la Federación. En las reglas de operación de los programas federales del Ramo 08 Agricultura y Desarrollo Rural, se debe establecer que la consulta referida la hará directamente la Secretaría de Agricultura y Desarrollo Rural y no el beneficiario.

Artículo 33. La ejecución y operación de la prestación gratuita de servicios de salud, medicamentos y demás insumos asociados para las personas sin seguridad social deben sujetarse a lo establecido por la Ley General de Salud, la Ley de Coordinación Fiscal, a las disposiciones previstas en el Transitorio Décimo Cuarto de la Ley de Ingresos, así como, en su caso, a las disposiciones de carácter general o específicas que emitan la Secretaría de Salud, Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR), o las Entidades competentes, en el ámbito de sus respectivas atribuciones.

Artículo 34. La Secretaría de Educación Pública será responsable de emitir las reglas de operación de sus programas sujetos a las mismas, de acuerdo con lo dispuesto en el artículo 77 de la Ley Federal de Presupuesto y Responsabilidad Hacendaria, las cuales contendrán, entre otras reglas, las siguientes:

I. Los recursos destinados a programas educativos deben ser ejercidos exclusivamente por las autoridades educativas, tanto federales como estatales;

II. Las instituciones educativas contarán con un listado exhaustivo que contenga el personal comisionado a actividades sindicales. La Secretaría de Educación Pública enviará dichos listados a la Cámara de Diputados, y

III. En ningún caso podrán existir nóminas o partidas confidenciales. Los recursos públicos otorgados a las instituciones educativas que sean usados para el pago de nóminas deben ejercerse en el marco de la transparencia y rendición de cuentas, por lo que los beneficiarios de dichos programas deben reportar a la Secretaría de Educación Pública los montos pagados a cada trabajador.

La Secretaría de Educación Pública, antes del 31 de enero, emitirá las convocatorias para el concurso de los diversos fondos aprobados, respecto de los programas a que se refiere este artículo, con la excepción de los que estén sujetos a los calendarios escolares específicos.

Artículo 35. Los programas destinados a educación media superior y superior, deben contener las siguientes disposiciones:

I. La Secretaría de Educación Pública al diseñar los programas debe enviar a la Cámara de Diputados un informe sobre cómo dichos programas disminuirán los rezagos de cobertura y absorción en educación media superior y superior en las diversas regiones del país;

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II. Las entidades federativas deben enviar, de manera trimestral, informes tanto a la Cámara de Diputados, como a la Secretaría de Educación Pública, sobre la aplicación de fondos para la operación de los subsistemas de educación media superior y superior;

III. Las instituciones públicas de educación superior estarán obligadas a la práctica de auditoría externa de su matrícula, debiendo enviar los resultados de ésta, así como un informe semestral específico sobre la ampliación de la misma, tanto a la Cámara de Diputados como a la Secretaría de Educación Pública, y

IV. Las instituciones públicas federales y estatales de educación media superior y superior pondrán a disposición de la sociedad la información sobre la aplicación y uso de los recursos recibidos a través de este Presupuesto de Egresos. En el marco de la legislación en materia de transparencia y acceso a la información pública y, en su caso, la ley local respectiva, las instituciones incorporarán en su página de Internet la información relacionada con los proyectos y los montos autorizados. En particular, el registro, la asignación, los avances técnicos, académicos o ambos, y el seguimiento del ejercicio de recursos, manteniendo la información actualizada con periodicidad trimestral.

La información a que se refiere este artículo, debe estar disponible de manera permanente y actualizada en la página de Internet de la Secretaría de Educación Pública, la cual debe enviar dicha información a la Secretaría de manera trimestral.

De conformidad con los Lineamientos Operativos que sean emitidos por la Secretaría de Educación Pública, el otorgamiento de subsidios para organismos descentralizados estatales, conforme al programa presupuestario correspondiente, estará condicionado a que las entidades federativas aporten la parte que les corresponda con cargo a sus presupuestos autorizados.

TÍTULO QUINTO

OTRAS DISPOSICIONES PARA EL EJERCICIO FISCAL

CAPÍTULO ÚNICO

Artículo 36. Con el objeto de impulsar la cultura del pago por suministro de agua en bloque en los Distritos de Riego y mejorar la infraestructura de riego, el Ejecutivo Federal, a través de la Comisión Nacional del Agua, devolverá a los Distritos de Riego que estén al corriente en sus pagos, un importe de recursos equivalente a las cuotas que se generen en el presente ejercicio fiscal, los cuales se destinarán en un 65 por ciento a la conservación y mantenimiento de los canales y drenes menores; 25 por ciento a la conservación de la red mayor, canales y drenes principales; 8 por ciento al mantenimiento de las obras de cabeza, y 2 por ciento a la supervisión y gasto de operación.

Artículo 37. Los programas de la Secretaría de Educación Pública, destinados a fomentar la expansión de la oferta educativa Primera Infancia, Media Superior y Superior, establecerán mecanismos que permitan disminuir el rezago en el índice de cobertura en aquellas entidades federativas que estén por debajo del promedio nacional.

La Secretaría de Educación Pública debe informar a la Cámara de Diputados, sobre la estructura de los programas destinados a fomentar la expansión de la oferta educativa a los que hace referencia el párrafo anterior, su distribución y metas de mediano y largo plazo, a más tardar el 31 de marzo.

Los recursos federales que reciban las universidades e instituciones públicas de educación media superior y superior, incluyendo subsidios, estarán sujetos a la fiscalización que realice la Auditoría en términos de lo establecido en la Ley de Fiscalización y Rendición de Cuentas de la Federación, y se rendirá cuenta sobre el ejercicio de los mismos en los términos de las disposiciones aplicables, detallando la información siguiente:

I. Los programas a los que se destinen los recursos y el cumplimiento de las metas correspondientes;

II. El costo de nómina del personal docente, no docente, administrativo y manual, identificando las distintas categorías y los tabuladores de remuneraciones por puesto, responsabilidad laboral y su lugar de ubicación;

III. Desglose del gasto corriente destinado a su operación;

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IV. Los estados de situación financiera, analítico, así como el de origen y aplicación de recursos públicos federales, y

V. La información sobre matrícula de inicio y fin de cada ciclo escolar.

De conformidad con la Ley General de Contabilidad Gubernamental, así como con los lineamientos que emita en la materia el Consejo Nacional de Armonización Contable, las universidades e instituciones públicas de educación media superior y superior llevarán el registro y control de los activos, pasivos, ingresos, gastos, patrimonio y pasivos contingentes.

Las universidades e instituciones públicas de educación media superior y superior a que se refiere este artículo entregarán a la Secretaría de Educación Pública la información señalada en el mismo, a más tardar a los 15 días naturales posteriores a la conclusión del trimestre que corresponda. Dicha Secretaría entregará esta información a la Cámara de Diputados y la publicará en su página de Internet, a más tardar a los 30 días naturales posteriores al periodo correspondiente.

Las autoridades correspondientes para aplicar dichos recursos verificarán que el personal de cada una de las universidades e instituciones de educación media superior y superior públicas, cumplan con sus obligaciones en términos de los contratos laborales correspondientes realizándose, en su caso, la compulsa entre las nóminas y los registros de asistencia.

La Secretaría de Educación Pública enviará la información a que se refiere este artículo a la Secretaría dentro de los 10 días hábiles posteriores a que aquélla la reciba.

Artículo 38. Las sanciones económicas que, en su caso, aplique el Instituto Nacional Electoral derivado del régimen disciplinario de los partidos políticos durante 2026, serán concentradas a la Tesorería de la Federación dentro de los 30 días naturales siguientes a la fecha en que se realice el pago o se haga efectivo el descuento. Los recursos obtenidos por este concepto serán destinados, en los términos de las disposiciones aplicables, al Ramo 38 para la Secretaría de Ciencia, Humanidades, Tecnología e Innovación y deben destinarse a actividades sustantivas; dichos recursos no podrán ejercerse en servicios personales y su ejercicio y destino debe reportarse en los Informes trimestrales.

Con el propósito de que la Secretaría de Ciencia, Humanidades, Tecnología e Innovación cuente con los recursos presupuestarios necesarios para cumplir con los objetivos de los programas S190 Becas de posgrado y apoyos a la calidad y S191 Sistema Nacional de Investigadores, previo a incrementar el número de la población objetivo elegible de los programas antes referidos, la citada dependencia debe obtener el dictamen de suficiencia presupuestaria que emita la Secretaría.

Artículo 39. El Ejecutivo Federal, por conducto de la Secretaría, con la participación que corresponda al Consejo Nacional de Armonización Contable, establecerá los términos y condiciones para la distribución del fondo previsto en este Presupuesto de Egresos, para el otorgamiento de subsidios a las entidades federativas y a los municipios para el equipamiento de las áreas responsables de la contabilidad gubernamental, así como para la modernización de tecnologías de la información y comunicaciones, que promuevan y faciliten el cumplimiento de la armonización contable de los tres órdenes de gobierno conforme a lo dispuesto en la Ley General de Contabilidad Gubernamental.

Las disposiciones a que se refiere el párrafo anterior deben ser publicadas en el Diario Oficial de la Federación, a más tardar dentro del primer trimestre del año.

El Consejo Nacional de Armonización Contable, a más tardar el último día hábil de diciembre, debe publicar en su página de Internet un reporte especial sobre la aplicación de los recursos del fondo a que hace referencia el presente artículo, así como:

I. El monto de los subsidios otorgados a cada una de las entidades federativas y municipios;

II. El tipo y alcances de los subsidios federales otorgados, y

III. Los avances y resultados reportados por las entidades federativas y municipios.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Transitorios

Primero. El presente Decreto entra en vigor el 1 de enero de 2026.

Segundo. Las disposiciones administrativas emitidas con base en lo dispuesto en los Decretos de Presupuesto de Egresos de la Federación de ejercicios fiscales anteriores, que se encuentren vigentes hasta antes de la entrada en vigor del presente Decreto, continuarán aplicándose en lo que no se opongan a este, hasta en tanto no se emitan nuevas disposiciones administrativas que las reformen o abroguen.

Tercero. Se faculta al Ejecutivo Federal, a través de la Secretaría, para que emita las autorizaciones que correspondan, en el ámbito presupuestario, a efecto de que las Dependencias y Entidades realicen las adecuaciones o los traspasos de recursos humanos, financieros y materiales, incluyendo bienes muebles e inmuebles, que sean necesarios como consecuencia de reformas jurídicas que tengan por objeto la creación o modificación de la estructura administrativa de cualquier Dependencia, Entidad, o cambio de sector en los casos que corresponda, reportando las mismas en los Informes trimestrales.

Con la finalidad de garantizar y dar continuidad a las acciones de gobierno, las Dependencias, Entidades y unidades administrativas que se encuentren en proceso de readscripción o modificación de sus programas, podrán continuar su operación en la estructura organizacional y presupuestaria en la que se encuentren a la entrada en vigor del presente Decreto, hasta en tanto no se realice la transferencia de recursos humanos, financieros y materiales o se modifiquen sus programas.

Las Dependencias y Entidades deben realizar las adecuaciones que sean necesarias para transferir los recursos fiscales y las estructuras orgánicas y ocupacionales respecto de las unidades responsables que cambiaron de adscripción o se encuentren en proceso de readscripción como consecuencia de reformas jurídicas.

Cuarto. Los recursos del Fondo de Aportaciones para la Educación Tecnológica y de Adultos correspondientes a las entidades federativas que no hayan suscrito los convenios a los que hace referencia el artículo 42 de la Ley de Coordinación Fiscal deben ser transferidos del Ramo General 33 Aportaciones Federales para Entidades Federativas y Municipios al Ramo 11 Educación Pública, a fin de que a través de este se transfieran para esos mismos fines a dichas entidades federativas. Lo anterior, hasta en tanto sean suscritos los convenios de coordinación respectivos.

Quinto. Las entidades federativas deben notificar y realizar la entrega de los recursos federales que correspondan a los municipios o demarcaciones territoriales de la Ciudad de México, en los plazos y términos que establecen las leyes federales aplicables, el Presupuesto de Egresos, y en el caso de programas de subsidios o gasto reasignado, conforme a lo previsto en los convenios que celebren con las Dependencias y Entidades que les transfieran recursos federales.

Las entidades federativas no podrán establecer requisitos adicionales ni realizar acciones u omisiones que impidan el ejercicio eficiente, eficaz y oportuno de los recursos públicos que por su conducto se transfieran a los municipios y, en su caso, a las demarcaciones territoriales de la Ciudad de México.

Las entidades federativas, por conducto de sus secretarías de finanzas o sus equivalentes, deben hacer pública la información relativa a la fecha y el monto de las transferencias de recursos federales que deriven de los proyectos aprobados en el Presupuesto de Egresos, realizadas a sus municipios o en las demarcaciones territoriales de la Ciudad de México, a través de sus respectivas páginas oficiales de Internet, dentro de los 10 días naturales siguientes a la fecha en que los recursos correspondientes hayan sido efectivamente depositados en las cuentas bancarias específicas de los municipios o de las demarcaciones territoriales, incluyendo el número de identificación de la transferencia.

El incumplimiento a lo previsto en el presente artículo, incluyendo el destino de los recursos correspondientes, será sancionado por las autoridades competentes en los términos de la legislación aplicable, sin perjuicio de las responsabilidades de carácter civil, administrativo o penal que, en su caso, se determinen.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Los municipios y, en su caso, las demarcaciones territoriales de la Ciudad de México serán responsables de la correcta integración de la información técnica, así como del destino, ejercicio, registro y comprobación de los recursos que les transfieran las entidades federativas respectivas, conforme a lo señalado en este artículo.

Sexto. Para el ejercicio 2026, en cumplimiento a lo establecido en las disposiciones jurídicas aplicables, la Secretaría de Bienestar publicará los Lineamientos del Fondo de Aportaciones para la Infraestructura Social, a más tardar el último día del mes de febrero, los cuales podrán determinar que hasta un 60 por ciento de los recursos que de dicho fondo correspondan a las entidades federativas y los municipios o a las demarcaciones territoriales de la Ciudad de México, se destinen a la realización de acciones de carácter complementario en materia de obras de urbanización, pavimentación, caminos rurales, puentes, obras de reconstrucción y carreteras, conforme a los criterios que se establezcan en los referidos lineamientos.

Séptimo. Los ejecutores de gasto deben cubrir con cargo a sus presupuestos autorizados y de conformidad con las disposiciones aplicables, los compromisos u obligaciones de cualquier índole que se deriven de las determinaciones o las resoluciones emitidas por autoridad jurisdiccional competente. Para efectos de lo anterior, los ejecutores de gasto deben ajustar sus presupuestos para el cumplimiento de sus obligaciones, sin que ello implique ampliaciones líquidas de recursos a los mismos, por parte de la Secretaría.

Octavo. Las Dependencias y Entidades llevarán a cabo las acciones que correspondan para que la entrega de los subsidios y apoyos a la población objetivo se realice de manera directa a través de la Tesorería de la Federación, en forma electrónica mediante transferencia de recursos para su depósito en las cuentas bancarias de los mismos, salvo que se esté en alguno de los supuestos de excepción regulados en la Ley de Tesorería de la Federación, su Reglamento y demás disposiciones aplicables, o bien, que la Secretaría autorice que se efectúe de manera distinta. Lo anterior, sin perjuicio de lo señalado en el artículo 28, último párrafo, del presente Decreto.

Noveno. Las Dependencias y Entidades que reciban recursos para llevar a cabo acciones preventivas y/o para la atención de los desastres naturales, continuarán siendo las responsables de destinar y ejercer los mismos para los fines para los cuales fueron autorizados; dar el seguimiento a la ejecución de las obras y acciones que estas contraten y al cumplimiento del calendario de ejecución en los términos y plazos establecidos, y contar con la documentación justificativa y comprobatoria de las erogaciones. Asimismo, en la contratación de las obras de reconstrucción, los ejecutores de gasto deben prever el establecimiento de medidas de mitigación que reduzcan su vulnerabilidad ante futuras amenazas.

Décimo. Los recursos del fondo a que se refiere el artículo 64 de la Ley General de Educación Superior, así como los del fondo referido en el Décimo Séptimo Transitorio de la Ley General de Educación, este último en correlación con los diversos 113, fracción XXI, de la Ley General de Educación y 107 de la Ley General del Sistema para la Carrera de las Maestras y los Maestros se podrán administrar mediante los fideicomisos públicos federales sin estructura que respectivamente se constituyan para tales efectos, en términos de las disposiciones jurídicas aplicables.

Décimo Primero. Se faculta a la Secretaría para que, en su caso, autorice las adecuaciones presupuestarias que correspondan para dar suficiencia adicional de recursos a la asignación global de servicios personales aprobada en este Presupuesto de Egresos, siempre y cuando tengan como objetivo realizar erogaciones de servicios personales para coadyuvar al cumplimiento de los objetivos de los programas a cargo de las Dependencias y Entidades.

Décimo Segundo. Los municipios podrán incorporar a fideicomisos estatales los recursos que reciban de los fondos de aportaciones previstos en la Ley de Coordinación Fiscal, siempre y cuando los mismos se destinen a los fines previstos en dicha ley y den cumplimiento a lo previsto en la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, la Ley General de Contabilidad Gubernamental, los lineamientos que regulen el fondo de que se trate y demás disposiciones aplicables.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Décimo Tercero. Las entidades federativas podrán incrementar su techo de gasto en servicios personales para efectos de lo establecido en los artículos 10, fracción I, y 13, fracción V, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, con base en los registros de ingresos que realicen, respecto de los recursos destinados a cubrir las medidas salariales y económicas correspondientes al Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo, a que se refieren los artículos 26-A, fracción VIII, y 49, segundo párrafo, parte final de la Ley de Coordinación Fiscal; asimismo, podrán hacerlo respecto de los recursos de libre disposición que las entidades federativas destinen para el pago de la nómina de las plazas de la entidad federativa del sector educativo.

Décimo Cuarto. Para efectos de la fracción III del artículo 45 de la Ley de Coordinación Fiscal, las aportaciones federales con cargo al Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, también podrán destinarse para la adquisición de equipos de radiocomunicación, vehículos y equipos terrestres para todas las instituciones de seguridad pública de las entidades federativas y municipios.

Las entidades federativas podrán destinar los recursos netos que se obtengan de los mecanismos a que se refiere el artículo 52, párrafo primero, de la Ley de Coordinación Fiscal para la adquisición de los equipos y vehículos señalados en el párrafo anterior que requieran todas las instituciones de seguridad pública de las entidades federativas y municipios, para la ejecución de programas de seguridad pública y nacional, en términos de los convenios respectivos.

El Secretariado Ejecutivo del Sistema Nacional de Seguridad Pública, en coordinación con las instancias competentes de las entidades federativas, realizará las acciones necesarias para dar cumplimiento a este artículo transitorio.

Décimo Quinto. Los recursos del Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal, cuyo destino sea la adquisición de armamento y municiones, se considerarán devengados en el ejercicio en que se realice el requerimiento correspondiente a la Secretaría de la Defensa Nacional, siempre que realicen el pago respectivo antes del 31 de marzo del año siguiente, sin perjuicio del momento de la entrega material de dichos bienes.

Décimo Sexto. Los gastos de operación del Fondo de Aportaciones para los Servicios de Salud que, conforme a la comunicación que emita la Federación, reciban las entidades federativas para ser destinados o estar asociados a servicios personales, se deberán clasificar en el capítulo de gasto correspondiente a los servicios personales.

Para efectos de lo establecido en los artículos 10, fracción I, último párrafo, y 13, fracción V, de la Ley de Disciplina Financiera de las Entidades Federativas y los Municipios, se podrá incrementar el techo de gasto en servicios personales de la entidad federativa respectiva siempre y cuando derive de la clasificación de los recursos federales etiquetados a que se refiere el párrafo anterior.

La disposición prevista en este transitorio también será aplicable para los recursos del Fondo de Aportaciones para los Servicios de Salud que se entreguen al Fondo de Salud para el Bienestar, en los casos en que las entidades federativas concurran con Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar (IMSS-BIENESTAR) para la prestación gratuita de servicios de salud, medicamentos y demás insumos asociados para las personas sin seguridad social, en términos de lo señalado en el Título Tercero Bis de la Ley General de Salud.

SALÓN DE SESIONES DE LA CÁMARA DE DIPUTADOS DEL HONORABLE CONGRESO DE LA UNIÓN.- Ciudad de México, a 04 de noviembre de 2025.- Dip. Kenia López Rabadán, Presidenta.- Dip. Magdalena del Socorro Núñez Monreal, Secretaria.- Rúbricas.”

En cumplimiento de lo dispuesto por la fracción I del Artículo 89 de la Constitución Política de los Estados Unidos Mexicanos, y para su debida publicación y observancia, expido el presente Decreto en la Residencia del Poder Ejecutivo Federal, en la Ciudad de México, a 21 de noviembre de 2025.- Claudia Sheinbaum Pardo, Presidenta de los Estados Unidos Mexicanos.- Rúbrica.- Lcda. Rosa Icela Rodríguez Velázquez, Secretaria de Gobernación.- Rúbrica.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 1. GASTO NETO TOTAL (pesos)

A: RAMOS AUTÓNOMOS		131,432,138,722
Gasto Programable
01	Poder Legislativo	17,529,076,499
	Cámara de Senadores	5,103,817,038
	Cámara de Diputados	9,602,671,330
	Auditoría Superior de la Federación	2,822,588,131
03	Poder Judicial	70,005,628,646
	Suprema Corte de Justicia de la Nación	5,208,743,404
	Órgano de Administración Judicial	59,190,814,696
	Tribunal de Disciplina Judicial	1,856,577,669
	Tribunal Electoral del Poder Judicial de la Federación	3,749,492,877
22	Instituto Nacional Electoral	21,837,221,581
35	Comisión Nacional de los Derechos Humanos	1,819,769,907
49	Fiscalía General de la República	20,240,442,089
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		11,807,500,000
	Instituto Nacional de Estadística y Geografía	11,807,500,000
RAMO: 32 TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA		3,400,000,000
	Tribunal Federal de Justicia Administrativa	3,400,000,000
B: RAMOS ADMINISTRATIVOS		2,463,677,023,876
Gasto Programable
02	Oficina de la Presidencia de la República	800,455,608
04	Gobernación	9,959,699,324
05	Relaciones Exteriores	9,294,170,690
06	Hacienda y Crédito Público	26,792,115,351
07	Defensa Nacional	170,753,142,093
08	Agricultura y Desarrollo Rural	75,836,497,826
09	Infraestructura, Comunicaciones y Transportes	153,539,261,639
10	Economía	3,535,460,234
11	Educación Pública 1_/ 2_/	523,858,227,933
12	Salud 3_/	66,825,756,831
13	Marina	65,926,797,533
14	Trabajo y Previsión Social	28,760,904,563
15	Desarrollo Agrario, Territorial y Urbano	36,290,113,966
16	Medio Ambiente y Recursos Naturales	45,564,073,902
18	Energía	267,439,114,491
20	Bienestar	674,510,024,515
21	Turismo	1,793,473,210
27	Anticorrupción y Buen Gobierno	1,743,051,816
31	Tribunales Agrarios	895,339,171
36	Seguridad y Protección Ciudadana	60,110,883,499
37	Consejería Jurídica del Ejecutivo Federal	153,145,398
38	Ciencia, Humanidades, Tecnología e Innovación	37,360,832,784
47	Entidades no Sectorizadas	8,365,533,924

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

48	Cultura	15,082,889,146
54	Mujeres	2,140,988,180
55	Agencia de Transformación Digital y Telecomunicaciones	3,852,669,660
56	Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar	172,492,400,589
C: RAMOS GENERALES		5,696,382,292,607
Gasto Programable
19	Aportaciones a Seguridad Social 4_/	1,541,518,693,444
23	Provisiones Salariales y Económicas	167,652,225,093
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	85,182,409,042
33	Aportaciones Federales para Entidades Federativas y Municipios	1,041,892,906,925
Gasto No Programable
24	Deuda Pública	1,297,681,062,923
28	Participaciones a Entidades Federativas y Municipios	1,456,045,894,280
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
30	Adeudos de Ejercicios Fiscales Anteriores	70,855,700,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	35,553,400,900
D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		2,129,329,459,009
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	539,020,762,386
GYR	Instituto Mexicano del Seguro Social	1,590,308,696,623
E: EMPRESAS PÚBLICAS DEL ESTADO		1,310,768,382,032
Gasto Programable
TYY	Petróleos Mexicanos	517,362,081,940
TVV	Comisión Federal de Electricidad	554,567,503,089
Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	238,838,797,003
TYY	Petróleos Mexicanos	190,838,797,003
TVV	Comisión Federal de Electricidad	48,000,000,000
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas productivas del Estado.		1,553,113,096,246

GASTO NETO TOTAL		10,193,683,700,000

1_/

Incluye recursos para el Fondo Federal Especial que asegure los recursos económicos necesarios para garantizar la obligatoriedad de los servicios de Educación Superior, de conformidad con lo establecido en la reforma del artículo 3o. Constitucional publicada en el Diario Oficial de la Federación el 15 de mayo de 2019.

2_/	Incluye 400 millones de pesos para el fortalecimiento de los servicios personales para las acciones de la expansión de la educación inicial.
3_/

Incluye recursos dentro del programa presupuestario U012.- “Fortalecimiento de los Servicios Estatales de Salud”, para cubrir el pago de las previsiones que permitan mantener la homologación salarial del personal que fue regularizado y formalizado, y serán transferidos a las entidades federativas a través del Fondo de Aportaciones para los Servicios de Salud del Ramo 33.

4_/

Incluye recursos que serán transferidos al Instituto Mexicano del Seguro Social, para dar cumplimiento a lo publicado en el Diario Oficial de la Federación el 20 de julio de 2010 y sus posteriores modificaciones el 13 de marzo de 2020 y 28 de septiembre de 2024, con relación al Decreto por el que se otorgan ayudas extraordinarias con motivo del incendio ocurrido en la Guardería ABC.

ANEXO 2. GASTO CORRIENTE ESTRUCTURAL (pesos)

Gasto Corriente Estructural	3,868,319,904,030

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 3. GASTOS OBLIGATORIOS (millones de pesos)

Previsiones para Gastos Obligatorios	6,702,281.0
Previsiones para Gastos Obligatorios con Pensiones y Jubilaciones	8,406,440.2

ANEXO 4. EROGACIONES PLURIANUALES PARA PROYECTOS DE INFRAESTRUCTURA (millones de pesos)

En el presente ejercicio fiscal no se comprometerán proyectos de inversión en infraestructura a los que se refiere el artículo 74, fracción IV, párrafo primero, de la Constitución Política de los Estados Unidos Mexicanos.	0

ANEXO 5. COMPROMISOS PLURIANUALES (millones de pesos)

MONTO
Dependencias y Entidades (Recursos Fiscales)	202,724.92
Entidades de Control Directo	65,416.36
Empresas Productivas del Estado	234,186.35
Poder Judicial	1,340.18
Instituto Nacional Electoral	565.71
Comisión Nacional de los Derechos Humanos	22.75
Fiscalía General de la República	1,350.89

ANEXO 5.A. PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA

Con base en la fracción VI del artículo 3o. del Proyecto de Presupuesto de Egresos de la Federación, el monto máximo anual de gasto programable para los proyectos de asociación público-privada asciende a la cantidad de $70,109.7 millones de pesos.

PROYECTOS DE ASOCIACIÓN PÚBLICO-PRIVADA

SECRETARÍA DE INFRAESTRUCTURA COMUNICACIONES Y TRANSPORTES

Libramiento de la Carretera La Galarza-Amatitlanes

Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Querétaro - San Luís Potosí)

Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Coatzacoalcos - Villahermosa)

Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Matehuala - Saltillo)

Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Pirámides-Tulancingo-Pachuca)

Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Saltillo Monterrey Nuevo Laredo)

Programa Asociación Público Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Texcoco -Zacatepec)

Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Arriaga-Tapachula)

Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Campeche - Merida)

Programa Asociación Publico Privada de Conservación Plurianual de La Red Federal de Carreteras (APP San Luis Potosí - Matehuala)

Programa Asociación Publico Privada de Conservación Plurianual de la Red Federal de Carreteras (APP Tampico - Ciudad Victoria)

SECRETARÍA DE SEGURIDAD Y PROTECCIÓN CIUDADANA

Prevención y Reinserción Social

Complejo Penitenciario Federal Papantla

INSTITUTO DE SEGURIDAD Y SERVICIOS SOCIALES DE LOS TRABAJADORES DEL ESTADO

Nuevo Hospital General en la Delegación Regional Sur de la Ciudad de México

ANEXO 6. PROYECTOS DE INFRAESTRUCTURA PRODUCTIVA DE LARGO PLAZO (pesos)

6.A. Monto autorizado para nuevos proyectos

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	32,472,695,502	0	32,472,695,502

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6.B. Monto autorizado para proyectos aprobados en ejercicios fiscales anteriores de inversión directa e inversión condicionada

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	550,757,616,026	254,246,503,933	805,004,119,959

6.C. Monto autorizado para proyectos aprobados para ejercicios fiscales anteriores y para nuevos proyectos

	Inversión Directa	Inversión Condicionada	Suma
Comisión Federal de Electricidad	583,230,311,528	254,246,503,933	837,476,815,461

6.D. Monto comprometido de proyectos de inversión directa autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Monto Comprometido
Comisión Federal de Electricidad	572,935,503,296	488,046,696,244	150,605,363,293

6.E. Monto máximo de compromiso de proyectos de inversión condicionada autorizados en ejercicios fiscales anteriores

	Monto Autorizado	Monto Contratado	Monto Comprometido
Comisión Federal de Electricidad	250,304,961,433	173,326,969,872	124,371,595,637

6.F. Previsiones para pago de amortizaciones y costo financiero de proyectos de inversión directa

	Inversión Física (Amortizaciones)	Costo Financiero	Suma
Comisión Federal de Electricidad	13,090,972,766	5,491,482,003	18,582,454,769

Nota: para estos anexos los totales pueden no sumar respecto al total debido al redondeo.

ANEXO 7. PREVISIONES SALARIALES Y ECONÓMICAS (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente	Total
		I	II	III
Ramos Administrativos
02	Oficina de la Presidencia de la República	21,931,155	0	2,672,433	24,603,588
04	Gobernación	169,801,953	0	27,258,061	197,060,014
05	Relaciones Exteriores	56,513,748	0	9,743,184	66,256,932
06	Hacienda y Crédito Público	717,868,222	0	111,979,660	829,847,882
07	Defensa Nacional	3,150,868,672	0	1,302,499,262	4,453,367,934
08	Agricultura y Desarrollo Rural	345,646,884	0	62,372,685	408,019,569
09	Infraestructura, Comunicaciones y Transportes	304,399,400	0	67,533,894	371,933,294
10	Economía	94,727,889	0	20,899,991	115,627,880
11	Educación Pública	5,064,046,919	0	3,129,976,055	8,194,022,974
12	Salud	1,350,941,579	0	160,738,780	1,511,680,359
13	Marina	810,605,963	0	378,515,382	1,189,121,345
14	Trabajo y Previsión Social	84,795,519	0	19,671,810	104,467,329
15	Desarrollo Agrario, Territorial y Urbano	81,158,104	0	19,525,871	100,683,975
16	Medio Ambiente y Recursos Naturales	297,774,691	0	93,507,981	391,282,672
18	Energía	74,674,813	0	3,568,413	78,243,226
20	Bienestar	70,139,887	0	19,064,041	89,203,928

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21	Turismo	31,228,968	0	7,328,066	38,557,034
27	Anticorrupción y Buen Gobierno	81,358,887	0	6,238,003	87,596,890
31	Tribunales Agrarios	27,476,499	0	5,425,623	32,902,122
36	Seguridad y Protección Ciudadana	1,139,524,638	0	212,550,643	1,352,075,281
37	Consejería Jurídica del Ejecutivo Federal	5,833,809	0	345,459	6,179,268
38	Ciencia, Humanidades, Tecnología e Innovación	284,037,302	0	110,251,949	394,289,251
47	Entidades no Sectorizadas	78,111,339	0	16,908,784	95,020,123
48	Cultura	260,672,941	0	15,984,835	276,657,776
54	Mujeres	7,332,763	0	443,147	7,775,910
55	Agencia de Transformación Digital y Telecomunicaciones	77,238,690	0	79,045,714	156,284,404
56	Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar	3,729,822,968	0	552,452,140	4,282,275,108
Ramos Generales
23	Provisiones Salariales y Económicas	18,846,643,362	3,027,710,863	6,506,163,102	28,380,517,327

*/	Para efectos de control presupuestario y eficiencia del gasto, la administración de estos recursos se considera en el Ramo General 23 Provisiones Salariales y Económicas.

ANEXO 8. COSTO FINANCIERO DE LA DEUDA Y OTRAS EROGACIONES (pesos)

MONTO
Costo financiero de la deuda del Gobierno Federal incluido en el Ramo General 24 Deuda Pública	1,297,681,062,923
Costo financiero de la deuda de las empresas incluidas en el Anexo 1.E de este Decreto	238,838,797,003
Erogaciones incluidas en el Ramo General 29 Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0
Erogaciones incluidas en el Ramo General 34 Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	35,553,400,900
Obligaciones incurridas a través de los programas de apoyo a deudores	900
Obligaciones surgidas de los programas de apoyo a ahorradores	35,553,400,000

Total	1,572,073,260,826

ANEXO 9. MONTOS MÁXIMOS DE ADJUDICACIÓN MEDIANTE PROCEDIMIENTO DE ADJUDICACIÓN DIRECTA Y DE INVITACIÓN A CUANDO MENOS TRES PERSONAS, ESTABLECIDOS EN MILES DE PESOS, SIN CONSIDERAR EL IMPUESTO AL VALOR AGREGADO

Adquisiciones, Arrendamientos y Servicios
Presupuesto autorizado de adquisiciones, arrendamientos y servicios		Monto máximo total de cada operación que podrá adjudicarse directamente	Monto máximo total de cada operación que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta
	15,000	309	2,272
15,000	30,000	343	2,649
30,000	50,000	376	2,983
50,000	100,000	391	3,264
100,000	150,000	492	4,351
150,000	250,000	554	5,165
250,000	350,000	624	6,138
350,000	450,000	686	7,068
450,000	600,000	697	7,551
600,000	750,000	777	8,880
750,000	1,000,000	790	9,461
1,000,000	1,250,000	902	11,547
1,250,000	1,500,000	1,023	13,741
1,500,000	—	1,145	16,086

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Obras Públicas y Servicios Relacionados con las Mismas
Presupuesto autorizado para realizar obras públicas y servicios relacionados con las mismas		Monto máximo total de cada obra pública que podrá adjudicarse directamente	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse directamente	Monto máximo total de cada obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas	Monto máximo total de cada servicio relacionado con obra pública que podrá adjudicarse mediante invitación a cuando menos tres personas
Mayor de	Hasta
	15,000	499	223	3,776	2,868
15,000	30,000	590	294	4,469	3,240
30,000	50,000	678	357	5,079	3,981
50,000	100,000	753	403	5,637	4,528
100,000	150,000	1,027	492	7,642	5,649
150,000	250,000	1,189	537	9,024	6,620
250,000	350,000	1,386	683	10,522	7,621
350,000	450,000	1,588	781	12,116	8,656
450,000	600,000	1,699	888	12,968	10,148
600,000	750,000	1,993	1,066	15,258	12,082
750,000	1,000,000	2,128	1,152	16,276	12,981
1,000,000	1,250,000	2,591	1,340	19,932	15,258
1,250,000	1,500,000	3,083	1,574	23,617	17,819
1,500,000	2,700,000	3,471	1,760	26,766	19,966
2,700,000	—	3,893	1,975	28,913	22,372

ANEXO 10. EROGACIONES PARA LA IMPLEMENTACIÓN DEL DESARROLLO INTEGRAL, INTERCULTURAL Y SOSTENIBLE DE LOS PUEBLOS Y COMUNIDADES INDÍGENAS Y AFROMEXICANAS (pesos)

Ramo	Programa Presupuestario	Descripción	Monto

Total			234,782,496,929
04 Gobernación			6,410,667
	P005	Conducción de la política interior	2,726,816
	P009	Conducción a la política del Gobierno Federal para la democracia participativa, religiosa y fomento a la construcción de paz	2,911,264
	P010	Política para la protección y defensa de los derechos humanos	103,722
	P061	Política para promover la protección de los derechos humanos y prevenir la discriminación	668,866
05 Relaciones Exteriores			253,186,624
	P015	Articulación de la política exterior	253,186,624
06 Hacienda y Crédito Público			64,622,494
	F001	Inclusión financiera para el bienestar	64,622,494
08 Agricultura y Desarrollo Rural			17,554,819,483
	Q004	Desarrollo y aplicación de programas y proyectos educativos y de investigación en el sector agroalimentario	670,995,394
	S052	Precio de Garantía y Leche para el Bienestar	718,769,511
	S053	Programa de Abasto Rural	950,189,357
	S290	Acopio para el Bienestar	978,554,174
	S292	Fertilizantes para el Bienestar	5,600,000,000
	S293	Producción para el Bienestar	8,197,520,211
	S304	Pesca y acuacultura sustentable	438,790,837

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09 Infraestructura, Comunicaciones y Transportes		3,120,939,009
U004	Caminos artesanales	3,120,939,009
10 Economía		65,314,827
P024	Articulación de las políticas y programas del sector Economía	65,314,827
11 Educación Pública		76,839,646,422
B008	Producción y distribución de libros y materiales educativos	3,563,438
E022	Servicios de Educación Media Superior	5,149,403,109
E023	Servicios de Educación Superior y Posgrado	12,377,542
E024	Servicios de desarrollo Cultural	48,260,220
E025	Servicios de producción y transmisión de materiales educativos, culturales y artísticos	9,483,611
E026	Servicios de producción y distribución de libros y materiales culturales	1,655,942
E029	Servicios de educación para Adultos (INEA)	97,498,957
E030	Servicios de educación Básica Comunitaria	832,683,513
E084	Servicios de mantenimiento e infraestructura física educativa	23,829,583
P026	Diseño de la Política Educativa y Regulación de los Servicios	121,605,887
S072	Beca Universal de Educación Básica Rita Cetina	36,228,080,000
S243	Programa de Becas Elisa Acuña	180,254,082
S247	Programa para el Desarrollo Profesional Docente	2,799,905
S282	La Escuela es Nuestra	6,572,800,000
S283	Jóvenes Escribiendo el Futuro	1,265,000,000
S311	Beca Universal de Educación Media Superior Benito Juárez	4,255,900,000
U006	Subsidios para organismos descentralizados estatales	21,635,282,275
U079	Expansión de la Educación Media Superior y Superior	64,385,838
U083	Universidades para el Bienestar Benito Juárez García	154,500,000
U312	Expansión de la Educación Inicial	180,282,520
12 Salud		7,714,776,217
E031	Servicios de atención a la salud	6,479,471,990
E032	Servicios de atención a la salud mental y prevención de las adicciones	18,344,034
E034	Servicios de protección y asistencia social integral	422,537,527
P027	Rectoría del Sistema Nacional de Salud	15,480,941
P028	Política de prevención y control de enfermedades	171,591,703
P029	Política en Salud Materna Sexual y Reproductiva	56,523,628
S039	Programa de Atención a Personas con Discapacidad	532,864
U012	Fortalecimiento de los Servicios Estatales de Salud	550,293,530
15 Desarrollo Agrario, Territorial y Urbano		4,652,420,953
E042	Servicios de ordenamiento y procuración de justicia agraria	256,091,884
P033	Articulación de la política nacional de vivienda	15,935,531
P034	Política de ordenamiento agrario, territorial y urbano	84,658,542
S177	Programa de Vivienda Social	4,233,940,607

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S213	Programa para Regularizar asentamientos Humanos	16,867,131
S273	Programa Territorial para el Bienestar	2,750,000
U001	Regulación y registro de actos jurídicos agrarios	23,823,578
U003	Programa de modernización de los registros públicos de la propiedad y catastros	18,353,679
16 Medio Ambiente y Recursos Naturales		13,498,900,217
E045	Servicios de operación y suministro hídrico	769,733,139
V002	Protección Forestal	712,946,807
V003	Conservación y Manejo de Áreas Naturales Protegidas	51,592,236
G014	Inspección, vigilancia y regulación del medio ambiente y recursos naturales	506,374,361
G015	Gestión integral y sustentable del agua	1,459,565,814
G016	Regulación, gestión y supervisión socioambiental	81,714,063
K027	Infraestructura en materia de agua potable, alcantarillado y saneamiento	6,332,385,238
P035	Articulación de Políticas Hídricas	11,082,085
P036	Articulación de la Política Ambiental y de Recursos Naturales	281,095
S046	Programa de Conservación para el Desarrollo Sostenible	50,276,108
U074	Agua Potable, Drenaje y Tratamiento	1,763,140,208
U217	Programa de Apoyo a la Infraestructura Hidroagrícola	1,256,413,647
S219	Desarrollo Forestal Sustentable para el Bienestar	439,280,043
V005	Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias	64,115,373
18 Energía		181,453,540
P037	Articulación de la política energética	181,453,540
20 Bienestar		87,546,326,901
I017	Fondo de Aportaciones para la Infraestructura Social de los Pueblos y Comunidades Indígenas y Afromexicanas	13,000,000,000
P041	Articulación de la Política de Bienestar	6,884,727
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,312,000,000
S176	Pensión para el Bienestar de las Personas Adultas Mayores	45,005,109,958
S286	Pensión para el Bienestar de las Personas con Discapacidad Permanente	1,697,140,497
S287	Sembrando Vida	23,460,000,000
S316	Pensión Mujeres Bienestar	879,000,000
S317	Salud Casa por Casa	186,191,720
21 Turismo		1,971,043
F025	Fomento y promoción de destinos turísticos	1,971,043
27 Anticorrupción y Buen Gobierno		373,829
P044	Política anticorrupción	373,829
35 Comisión Nacional de los Derechos Humanos		16,221,521
E022	Protección y defensa de los Derechos Humanos de las personas indígenas y afrodescendientes privadas de la libertad.	16,221,521
38 Ciencia, Humanidades, Tecnología e Innovación		13,208,345
S190	Becas de posgrado y apoyos a la calidad	13,208,345
47 Intituto Nacional de los Pueblos Indígenas		4,859,624,155
P052	Planeación y Articulación de la Acción Pública hacia los Pueblos Indígenas	1,107,973,031
S178	Programa de Apoyo a la Educación Indígena	2,047,666,754
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	1,703,984,370

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Secretaría General Secretaría de Servicios Parlamentarios

48 Cultura		1,067,416,695
E062	Servicios de desarrollo cultural	844,805,247
E025	Servicios de producción y transmisión de materiales educativos, culturales y artísticos	14,311,982
E065	Servicios de protección de los derechos tutelados por la Ley Federal del Derecho de Autor	1,729,113
P056	Política de educación y cultura indígena	1,661,707
S057	Programas del fondo nacional de fomento a las artesanías (FONART)	40,252,968
S268	Programas de apoyos a la cultura	31,104,830
S303	Programa Nacional de Becas Artísticas y Culturales	2,904,151
S320	Estímulos a la creación artística, reconocimientos a las trayectorias y apoyo al desarrollo de proyectos culturales	130,646,696
Instituto Mexicano del Seguro Social		37,683,352
E031	Servicios de atención a la salud	37,683,352
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado		8,695,807,770
E031	Servicios de atención a la salud	7,946,458,762
E072	Servicios de prevención y control de enfermedades	749,349,008
54 Mujeres		52,680,521
U012	Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas	10,281,386
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	4,721,218
S319	Programa de Atención Integral para el Bienestar de las Mujeres	37,677,917
55 Agencia de Transformación Digital y Telecomunicaciones		12,358,902
G023	Supervisión y regulación de telecomunicaciones, radiodifusión y espectro radioeléctrico	7,192,412
P060	Definición, articulación y coordinación de las Políticas de Transformación Digital y Telecomunicaciones	5,166,490
56 IMSS-Bienestar		8,526,333,441
U200	Fortalecimiento a la atención médica	247,571,918
U013	Atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	8,278,761,523

ANEXO 11. PROGRAMA ESPECIAL CONCURRENTE PARA EL DESARROLLO RURAL SUSTENTABLE (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			525,634,094,434
05 Relaciones Exteriores			69,914,476
	P014	Articulación de la política de Cooperación internacional para el desarrollo	69,914,476
06 Hacienda y Crédito Público			129,244,988
	F001	Inclusión financiera para el bienestar	129,244,988
08 Agricultura y Desarrollo Rural			71,423,461,819
	B005	Producción y comercialización de Biológicos Veterinarios	15,165,384
	B006	Adquisición, industrialización y comercialización de productos agroalimentarios	3,072,004,443
	M001	Actividades de apoyo administrativo	2,172,647,017
	O001	Actividades de apoyo a la función pública y buen gobierno	34,734,303
	Q004	Desarrollo y aplicación de programas y proyectos educativos y de investigación en el sector agroalimentario	6,778,160,225

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P021	Aplicación de la Política Agropecuaria	4,576,591,780
S052	Precio de Garantía y Leche para el Bienestar	1,539,475,552
S053	Programa de Abasto Rural	2,664,081,596
S290	Acopio para el Bienestar	13,000,000,000
S292	Fertilizantes para el Bienestar	18,200,000,000
S293	Producción para el Bienestar	17,472,000,000
S304	Pesca y acuacultura sustentable	1,898,601,519
09 Infraestructura, Comunicaciones y Transportes		1,560,469,505
U004	Caminos artesanales	1,560,469,505
10 Economía		9,212,603
F019	Promoción del comercio exterior y atracción de inversión extranjera directa	6,749,208
P023	Negociación, administración y defensa de Tratados y Acuerdos Internacionales de comercio e Inversión	2,463,396
11 Educación Pública		69,103,163,692
E022	Servicios de Educación Media Superior	11,260,807,170
E023	Servicios de Educación Superior y Posgrado	1,105,269,981
E028	Servicios de normalización y certificación en competencias laborales	194,852,714
E029	Servicios de educación para Adultos (INEA)	81,249,131
E030	Servicios de educación Básica Comunitaria	3,220,541,969
S072	Beca Universal de Educación Básica Rita Cetina	38,815,800,000
S243	Programa de Becas Elisa Acuña	307,727
S283	Jóvenes Escribiendo el Futuro	3,162,500,000
S311	Beca Universal de Educación Media Superior Benito Juárez	10,639,750,000
U312	Expansión de la Educación Inicial	90,141,260
U079	Expansión de la Educación Media Superior y Superior	85,847,784
U083	Universidades para el Bienestar Benito Juárez García	309,000,000
Q007	Investigación en ciencia, humanidades, tecnología e innovación	137,095,956
12 Salud		10,092,436,193
E031	Servicios de atención a la salud	9,719,207,986
E034	Servicios de protección y asistencia social integral	211,268,764
K006	Infraestructura integral para el derecho a la salud	4,919,725
P027	Rectoría del Sistema Nacional de Salud	7,506,311
P029	Política en Salud Materna Sexual y Reproductiva	149,533,408
15 Desarrollo Agrario, Territorial y Urbano		368,855,001
E042	Servicios de ordenamiento y procuración de justicia agraria	105,137,962
P034	Política de ordenamiento agrario, territorial y urbano	9,862,526
U001	Regulación y registro de actos jurídicos agrarios	226,323,994
U003	Programa de modernización de los registros públicos de la propiedad y catastros	27,530,519
16 Medio Ambiente y Recursos Naturales		14,280,014,530
E045	Servicios de operación y suministro hídrico	1,154,599,707
Q011	Investigación científica y tecnológica	79,906,272
V002	Protección Forestal	1,277,923,519
G014	Inspección, vigilancia y regulación del medio ambiente y recursos naturales	347,265,403
G015	Gestión integral y sustentable del agua	2,189,348,720
G016	Regulación, gestión y supervisión socioambiental	122,571,093
K027	Infraestructura en materia de agua potable, alcantarillado y saneamiento	5,376,553,503
K026	Infraestructura en materia hidroagrícola, tecnificación y protección ante inundaciones	1,525,601,330
P035	Articulación de Políticas Hídricas	16,623,126

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

S046	Programa de Conservación para el Desarrollo Sostenible	75,414,160
U074	Agua Potable, Drenaje y Tratamiento	1,015,893,846
U217	Programa de Apoyo a la Infraestructura Hidroagrícola	579,883,221
S219	Desarrollo Forestal Sustentable para el Bienestar	422,257,572
V005	Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias	96,173,058
18 Energía		327,476,521
P037	Articulación de la política energética	272,180,310
P039	Articulación de la política nuclear y eléctrica	55,296,211
20 Bienestar		194,104,285,762
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,312,000,000
S176	Pensión para el Bienestar de las Personas Adultas Mayores	145,028,285,762
S287	Sembrando Vida	40,664,000,000
S316	Pensión Mujeres Bienestar	4,500,000,000
S317	Salud Casa por Casa	600,000,000
21 Turismo		5,786,391
F025	Fomento y promoción de destinos turísticos	2,675,258
G020	Regulación y certificación de estándares de calidad turística	3,111,133
31 Tribunales Agrarios		11,795
E052	Servicios de resolución de asuntos relativos a conflictos y controversias por la posesión y usufructo de la tierra	11,795
33 Aportaciones Federales para Entidades Federativas y Municipios		95,139,696,685
I004	FAIS Municipal y de las Demarcaciones Territoriales del Distrito Federal	68,246,396,117
I005	FORTAMUN	15,734,005,828
I006	FAM Asistencia Social	11,159,294,739
47 Instituto Nacional de los Pueblos Indígenas		4,124,023,833
P052	Planeación y Articulación de la Acción Pública hacia los Pueblos Indígenas	1,107,973,031
S178	Programa de Apoyo a la Educación Indígena	1,312,066,432
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	1,703,984,370
Instituto Mexicano del Seguro Social		39,215,361,364
E070	Servicios de guardería	4,957,768,875
E031	Servicios de atención a la salud	34,257,592,489
54 Mujeres		234,059,053
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	77,256,288
S319	Programa de Atención Integral para el Bienestar de las Mujeres	156,802,764
55 Agencia de Transformación Digital y Telecomunicaciones		12,371,869
P060	Definición, articulación y coordinación de las Políticas de Transformación Digital y Telecomunicaciones	12,371,869
56 IMSS-Bienestar		25,434,248,356
E031	Servicios de atención a la salud	25,434,248,356

ANEXO 11.1 DISTRIBUCIÓN DE RECURSOS POR ENTIDAD FEDERATIVA (millones de pesos)

Entidad	Sanidad e Inocuidad Agroalimentaria
Aguascalientes	26.8
Baja California	36.0
Baja California Sur	34.4

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Campeche	60.4
Coahuila	54.8
Colima	32.0
Chiapas	119.9
Chihuahua	81.1
Ciudad de México	4.3
Durango	62.3
Guanajuato	73.1
Guerrero	74.9
Hidalgo	58.7
Jalisco	116.2
Estado de México	52.1
Michoacán	129.2
Morelos	42.0
Nayarit	74.3
Nuevo León	54.9
Oaxaca	58.4
Puebla	75.6
Querétaro	30.6
Quintana Roo	34.4
San Luis Potosí	64.8
Sinaloa	241.4
Sonora	102.5
Tabasco	64.2
Tamaulipas	91.6
Tlaxcala	15.6
Veracruz	117.7
Yucatán	58.8
Zacatecas	50.9
TOTAL	2,193.7

ANEXO 12. PROGRAMA DE HUMANIDADES, CIENCIAS, TECNOLOGÍAS E INNOVACIÓN (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			160,843,802,921
05 Relaciones Exteriores			5,300,000
	P014	Articulación de la política de Cooperación internacional para el desarrollo	5,300,000
06 Hacienda y Crédito Público			168,358,721
	P018	Investigación y desarrollo militar en coordinación con universidades públicas, instituciones públicas de educación superior y/o demás centros públicos de investigación superior	168,358,721
07 Defensa Nacional			93,522,819
	Q003	Investigación y desarrollo militar en coordinación con universidades públicas, instituciones públicas de educación superior y/o demás centros públicos de investigación superior	93,522,819
08 Agricultura y Desarrollo Rural			6,845,329,213
	Q004	Desarrollo y aplicación de programas y proyectos educativos y de investigación en el sector agroalimentario	6,845,329,213
09 Infraestructura, Comunicaciones y Transportes			204,509,088
	Q005	Investigación, estudios, proyectos y capacitación en materia de transporte	204,509,088

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

10 Economía		1,688,404,416
E021	Servicios integrales para la protección de los derechos de los consumidores	274,005,123
F019	Promoción del comercio exterior y atracción de inversión extranjera directa	80,000
F020	Promoción, regulación e información geológica para el desarrollo de la actividad minera	990,498,924
G010	Supervisión, vigilancia y actualización del marco normativo y operativo para las unidades económicas.	2,875,233
G011	Vigilancia del cumplimiento de la normatividad y fortalecimiento de la certeza jurídica entre proveedores y consumidores	7,218,706
K001	Infraestructura en materia gubernamental	48,147,770
M001	Actividades de apoyo administrativo	144,733,091
O001	Actividades de apoyo a la función pública y buen gobierno	9,451,619
P023	Negociación, administración y defensa de Tratados y Acuerdos Internacionales de comercio e Inversión	649,460
Q006	Desarrollo tecnológico y prestación de servicios metrológicos para la competitividad	210,744,490
11 Educación Pública		106,495,062,047
E023	Servicios de Educación Superior y Posgrado	31,085,342,750
Q007	Investigación en ciencia, humanidades, tecnología e innovación	20,083,868,591
S243	Programa de Becas Elisa Acuña	46,650,759
U006	Subsidios para organismos descentralizados estatales	55,279,199,948
12 Salud		8,989,283,078
Q008	Investigación, desarrollo tecnológico y formación en salud	8,989,283,078
13 Marina		14,700,000
Q008	Investigación y desarrollo tecnológico, producción y mantenimiento de equipos navales y sus accesorios	14,700,000
16 Medio Ambiente y Recursos Naturales		363,658,767
Q010	Investigación y capacitación en cambio climático, sustentabilidad y crecimiento Verde	169,262,782
Q011	Investigación científica y tecnológica	193,868,537
P036	Articulación de la Política Ambiental y de Recursos Naturales	527,448
18 Energía		1,795,344,497
Q013	Investigación y desarrollo en materia nuclear y eléctrica	1,795,344,497
21 Turismo		17,288,309
P043	Articulación de la política de turismo	17,288,309
38 Ciencia, Humanidades, Tecnología e Innovación		32,809,683,937
F027	Programas nacionales estratégicos de ciencia, tecnología y vinculación con el sector social, público y privado	691,805,925
Q007	Investigación en ciencia, humanidades, tecnología e innovación	6,448,964,425
P051	Diseño y evaluación de políticas en ciencia, tecnología e innovación	1,619,376,492
S190	Becas de posgrado y apoyos a la calidad	14,879,522,046
S191	Sistema Nacional de Investigadoras e Investigadores	9,170,015,049
48 Cultura		11,640,615
Q007	Investigación en ciencia, humanidades, tecnología e innovación	11,640,615
Instituto Mexicano del Seguro Social		889,121,494
Q008	Investigación, desarrollo tecnológico y formación en salud	889,121,494
55 Agencia de Transformación Digital y Telecomunicaciones		39,997,577
M001	Investigación, estudios y proyectos en comunicaciones	3,527,828
Q014	Investigación científica, desarrollo e innovación	36,469,749
56 IMSS-Bienestar		412,598,342
Q008	Investigación, desarrollo tecnológico y formación en salud	412,598,342

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 13. EROGACIONES PARA LA IGUALDAD ENTRE MUJERES Y HOMBRES (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			599,145,377,644
01 Poder Legislativo			6,000,000
	R001	Actividades derivadas del trabajo legislativo	6,000,000
04 Gobernación			41,202,245
	P006	Articulación de la política en materia de comunicación social del Gobierno de México	137,423
	P007	Planeación demográfica del país	3,104,324
	P011	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	37,626,064
	P061	Política para promover la protección de los derechos humanos y prevenir la discriminación	334,433
05 Relaciones Exteriores			2,579,953
	E005	Atención y servicios integrales de protección y asistencia consular	2,579,953
06 Hacienda y Crédito Público			8,523,575
	F001	Inclusión financiera para el bienestar	4,523,575
	M001	Actividades de apoyo administrativo	4,000,000
07 Defensa Nacional			845,498,070
	A016	Programa de igualdad entre mujeres y hombres SDN	101,362,785
	E015	Servicios Públicos de Transporte Masivo de Personas y Carga Tren Maya	744,135,285
08 Agricultura y Desarrollo Rural			17,630,802,183
	S052	Precio de Garantía y Leche para el Bienestar	873,118,874
	S053	Programa de Abasto Rural	1,625,740,883
	S290	Acopio para el Bienestar	3,296,200,934
	S292	Fertilizantes para el Bienestar	5,249,999,992
	S293	Producción para el Bienestar	5,368,319,926
	S304	Programa de Fomento a la Agricultura, Ganadería, Pesca y Acuicultura	433,421,575
	S318	Comercio Justo	784,000,000
09 Infraestructura, Comunicaciones y Transportes			1,755,316
	M001	Actividades de apoyo administrativo	1,755,316
10 Economía			100,000
	M001	Actividades de apoyo administrativo	100,000
11 Educación Pública			182,797,561,648
	E022	Servicios de Educación Media Superior	4,237,592,842
	E023	Servicios de Educación Superior y Posgrado	14,940,026,456
	E030	Educación Inicial y Básica Comunitaria	4,224,310,581
	M001	Políticas de igualdad de género en el sector educativo (en 2026 se convierte en M001)	1,188,356,754
	S072	Beca Universal de Educación Básica Rita Cetina	103,508,800,000
	S243	Programa de Becas Elisa Acuña	820,171,723
	S247	Programa para el Desarrollo Profesional Docente	19,347,861
	S282	La Escuela es Nuestra	25,488,580,000
	S283	Jóvenes Escribiendo el Futuro	6,325,000,000
	S311	Beca Universal de Educación Media Superior Benito Juárez	21,279,500,000
	U270	Programa Nacional de Inglés	765,875,431

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

12 Salud		5,639,703,839
E031	Servicios de atención a la salud	866,408,538
E032	Servicios de atención a la salud mental y prevención de las adicciones	30,574,080
E033	Servicios de vacunación	101,610,780
P028	Política de prevención y control de enfermedades	2,370,777,793
P029	Política en Salud Materna Sexual y Reproductiva	2,270,332,648
13 Marina		6,860,000
A023	Programa para el fortalecimiento de derechos humanos e igualdad de género	6,860,000
14 Trabajo y Previsión Social		14,996,239,410
E040	Servicios de impartición y procuración de justicia laboral	8,074,832
P031	Implementación de la política laboral	151,644
P063	Articulación de Políticas Integrales de Juventud	12,595,235
S280	Jóvenes Construyendo el Futuro	14,975,417,700
15 Desarrollo Agrario, Territorial y Urbano		19,968,000,000
S177	Programa de Vivienda Social	19,968,000,000
16 Medio Ambiente y Recursos Naturales		171,877,021
P036	Articulación de la Política Ambiental y de Recursos Naturales	277,776
S046	Programa de Conservación para el Desarrollo Sostenible	83,743,236
S219	Desarrollo Forestal Sustentable para el Bienestar	87,856,009
18 Energía		2,796,304
M001	Actividades de apoyo Administrativo	2,796,304
20 Bienestar		300,210,861,691
E048	Servicios a grupos con necesidades especiales	3,119,520
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,089,450,000
S176	Pensión para el Bienestar de las Personas Adultas Mayores	261,776,055,800
S286	Pensión para el Bienestar de las Personas con Discapacidad Permanente	11,871,295,043
S287	Sembrando Vida	7,820,000,000
S316	Pensión Mujeres Bienestar	14,550,000,000
S317	Salud Casa por Casa	1,100,941,328
21 Turismo		3,925,872
P043	Articulación de la política de turismo	3,925,872
22 Instituto Nacional Electoral		62,554,364
M001	Actividades de apoyo administrativo	1,804,791
R003	Capacitación y educación para el ejercicio democrático de la ciudadanía	29,908,085
R008	Dirección, soporte jurídico electoral y apoyo logístico	23,910,818
R009	Otorgamiento de prerrogativas a partidos políticos, fiscalización de sus recursos y administración de los tiempos del estado en radio y televisión	3,511,602
R010	Vinculación con la sociedad	1,161,270
R011	Tecnologías de información y comunicaciones	2,257,798
31 Tribunales Agrarios		17,916
E052	Resolución de asuntos relativos a conflictos y controversias por uso y usufructo de la tierra	17,916
32 Tribunal Federal de Justicia Administrativa		8,666,631
E001	Impartición de Justicia Fiscal y Administrativa	6,828,775
M001	Actividades de apoyo administrativo	1,837,856

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

35 Comisión Nacional de los Derechos Humanos		42,951,075
E013	Realizar la promoción y observancia en el monitoreo, seguimiento y evaluación del impacto de la política nacional en materia de igualdad entre mujeres y hombres	37,797,951
M002	Actividades relacionadas a la Igualdad de Género Institucional.	5,153,124
36 Seguridad y Protección Ciudadana		40,705
P047	Articulación de la política en materia de seguridad nacional y pública	40,705
38 Ciencia, Humanidades, Tecnología e Innovación		12,269,969,553
S190	Becas de posgrado y apoyos a la calidad	6,699,098,579
S191	Sistema Nacional de Investigadoras e Investigadores	5,570,870,974
40 Instituto Nacional de Estadística y Geografía		120,149,206
P002	Producción y difusión de información estadística y geográfica	120,149,206
47 Entidades no Sectorizadas		1,419,114,052
47 Archivo General de la Nación		8,222,286
P053	Política en materia de gestión documental	1,114,979
E057	Servicios de preservación y divulgación del patrimonio documental que resguarda el Archivo General de la Nación y de la memoria histórica de México	7,107,308
47 Comisión Ejecutiva de Atención a Víctimas		7,778,199
E060	Servicios de atención a víctimas	7,778,199
47 Instituto Nacional de los Pueblos Indígenas		1,403,113,567
S178	Programa de Apoyo a la Educación Indígena	1,312,066,432
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	91,047,135
48 Cultura		1,879,899
E062	Servicios de desarrollo cultural	545,519
S303	Programa Nacional de Becas Artísticas y Culturales	1,334,380
49 Fiscalía General de la República		80,932,497
E009	Investigar y perseguir los delitos cometidos en materia de derechos humanos	79,532,497
E010	Realizar investigación académica en el marco de las ciencias penales	200,000
E011	Investigar, perseguir y prevenir delitos del orden electoral	1,200,000
Instituto Mexicano del Seguro Social		32,871,593,284
E031	Servicios de atención a la salud	10,055,847,270
E070	Servicios de guardería	17,062,045,828
E072	Servicios de prevención y control de enfermedades	5,753,700,186
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado		3,599,268,539
E031	Servicios de Atención a la Salud	1,501,110
E072	Servicios de prevención y control de enfermedades	7,493
E073	Servicios de atención a personas con discapacidad	5,016
E074	Servicios de estancias de bienestar y desarrollo infantil	3,597,754,920
Petróleos Mexicanos		13,700,000
M001	Actividades de apoyo Administrativo	13,700,000
Comisión Federal de Electricidad		6,887,753
E077	Servicios de operación y mantenimiento de las centrales generadoras de energía eléctrica.	1,385,253
E078	Servicios de operación y mantenimiento de la Red Nacional de Transmisión	1,421,000
E079	Servicios de operación y mantenimiento de la infraestructura del proceso de distribución de energía eléctrica	1,900,000
E080	Servicios de comercialización de energía eléctrica y productos asociados	650,000
F030	Coordinación, operación y recarga de la Coordinación Corporativa Nuclear	265,000
F032	Operación de infraestructura aplicable a telecomunicaciones	151,000

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

M001	Actividades de Apoyo Administrativo	979,000
R037	Administración de los contratos de producción independiente de energía CFE Generación V	136,500
54 Mujeres		2,134,622,797
M001	Actividades de apoyo administrativo	321,203,366
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	171,680,641
S319	Programa de Atención Integral para el Bienestar de las Mujeres	784,956,605
U012	Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas	856,782,185
55 Agencia de Transformación Digital y Telecomunicaciones		2,093,882
M001	Actividades de apoyo administrativo	796,799
P060	Definición, articulación y coordinación de las Políticas de Transformación Digital y Telecomunicaciones	1,297,083
56 IMSS-Bienestar		4,176,648,365
E031	Servicios de atención a la salud	4,069,479,736
U200	Fortalecimiento a la atención médica	107,168,629

ANEXO 14. RECURSOS PARA LA ATENCIÓN A GRUPOS VULNERABLES (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			687,764,961,255
04 Gobernación			174,891,359
	E001	Servicios de atención a refugiados en el país	10,862,853
	E002	Servicios migratorios	10,312,270
	E004	Servicios de registro e identificación de población	12,264,291
	P011	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	7,678,789
	P061	Política para promover la protección de los derechos humanos y prevenir la discriminación	133,773,156
05 Relaciones Exteriores			70,868
	E005	Atención y servicios integrales de protección y asistencia consular	70,868
06 Hacienda y Crédito Público			185,364,562
	F001	Inclusión financiera para el bienestar	129,244,988
	P018	Diseño y conducción de la política de gasto público	56,119,574
07 Defensa Nacional			62,655,795
	A013	Fortalecimiento de las capacidades de auxilio a la población civil mediante el Plan DN-III-E	62,655,795
11 Educación Pública			63,662,200,600
	E029	Servicios de educación para Adultos (INEA)	324,996,524
	S072	Beca Universal de Educación Básica Rita Cetina	25,877,200,000
	S282	La Escuela es Nuestra	24,700,000,000
	S283	Jóvenes Escribiendo el Futuro	2,530,000,000
	S298	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	31,077,999
	S311	Beca Universal de Educación Media Superior Benito Juárez	8,511,800,000
	U295	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	803,741,731
	U312	Expansión de la Educación Inicial	883,384,347

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

12 Salud		3,850,268,905
E031	Servicios de atención a la salud	223,769,895
E032	Servicios de atención a la salud mental y prevención de las adicciones	152,704,871
E033	Servicios de vacunación	474,816,730
E034	Servicios de protección y asistencia social integral	1,146,746,948
P027	Rectoría del Sistema Nacional de Salud	429,180,118
P028	Política de prevención y control de enfermedades	209,690,234
P029	Política en Salud Materna Sexual y Reproductiva	1,142,483,055
Q008	Investigación, desarrollo tecnológico y formación en salud	26,471,759
S039	Programa de Atención a Personas con Discapacidad	44,405,296
14 Trabajo y Previsión Social		15,975,271,880
P031	Implementación de la política laboral	5,281,118
P063	Articulación de Políticas Integrales de Juventud	12,941,595
S043	Programa de Apoyo al Empleo (PAE)	32,375,006
S280	Jóvenes Construyendo el Futuro	15,924,674,161
15 Desarrollo Agrario, Territorial y Urbano		9,926,378,895
E042	Servicios de ordenamiento y procuración de justicia agraria	76,378,895
S177	Programa de Vivienda Social	9,600,000,000
S273	Programa Territorial para el Bienestar	250,000,000
16 Medio Ambiente y Recursos Naturales		270,266,549
S046	Programa de Conservación para el Desarrollo Sostenible	16,758,703
S219	Desarrollo Forestal Sustentable para el Bienestar	97,617,788
V002	Protección Forestal	134,518,266
V005	Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias	21,371,792
20 Bienestar		557,048,339,770
E048	Servicios a grupos con necesidades especiales	31,195,196
P042	Política de desarrollo integral de las personas con discapacidad	33,272,187
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,096,699,350
S176	Pensión para el Bienestar de las Personas Adultas Mayores	471,802,883,244
S286	Pensión para el Bienestar de las Personas con Discapacidad Permanente	28,035,302,128
S287	Sembrando Vida	39,100,000,000
S316	Pensión Mujeres Bienestar	14,700,000,000
S317	Salud Casa por Casa	200,000,000
U011	Programa para el Bienestar de las Personas en Emergencia Social o Natural	48,987,666
38 Ciencia, Humanidades, Tecnología e Innovación		1,000,000
S190	Becas de posgrado y apoyos a la calidad	1,000,000
47 Entidades no Sectorizadas		4,859,624,155
47 Instituto Nacional de los Pueblos Indígenas		4,859,624,155
P052	Planeación y Articulación de la Acción Pública hacia los Pueblos Indígenas	1,107,973,031
S178	Programa de Apoyo a la Educación Indígena	2,047,666,754
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	1,703,984,370

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

48 Cultura		101,243,983
E025	Servicios de producción y transmisión de materiales educativos, culturales y artísticos	14,311,982
P056	Política de educación y cultura indígena	66,468,297
S268	Programas de apoyos a la cultura	20,463,704
Instituto Mexicano del Seguro Social		17,062,045,828
E070	Servicios de guardería	17,062,045,828
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado		2,891,379,406
E031	Servicios de atención a la salud	1,625,926,051
E072	Servicios de prevención y control de enfermedades	749,349,008
E073	Servicios de atención a personas con discapacidad	338,915
E074	Servicios de estancias de bienestar y desarrollo infantil	359,775,492
K006	Infraestructura integral para el derecho a la salud	155,989,940
54 Mujeres		534,572,415
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	17,168,064
S319	Programa de Atención Integral para el Bienestar de las Mujeres	431,726,133
U012	Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas	85,678,219
56 IMSS-Bienestar		11,159,386,284
E031	Servicios de atención a la salud	11,115,952,615
U200	Fortalecimiento a la atención médica	43,433,669

ANEXO 15. ESTRATEGIA NACIONAL DE TRANSICIÓN ENERGÉTICA (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			17,868,387,474
07 Defensa Nacional			744,135,285
	E015	Servicios Públicos de Transporte Masivo de Personas y Carga Tren Maya	744,135,285
09 Infraestructura, Comunicaciones y Transportes			8,778,152,000
	K019	Infraestructura ferroviaria para transporte de carga y pasajeros	8,778,152,000
13 Marina			86,089
	E038	Servicios de operación de la infraestructura ferroviaria	86,089
16 Medio Ambiente y Recursos Naturales			411,268,667
	Q010	Investigación y capacitación en cambio climático, sustentabilidad y crecimiento Verde	158,843
	G014	Inspección, vigilancia y regulación del medio ambiente y recursos naturales	2,484,102
	G016	Regulación, gestión y supervisión socioambiental	408,570,311
	P035	Articulación de Políticas Hídricas	55,411
18 Energía			1,807,781,155
	Q013	Investigación y desarrollo en materia nuclear y eléctrica	667,847
	G019	Regulación y supervisión de actividades nucleares, radiológicas y de eficiencia energética	97,253

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

P037	Articulación de la política energética	74,749,371
P039	Articulación de la política nuclear y eléctrica	82,132,109
P038	Articulación de la política de hidrocarburos	1,363,493,169
P040	Planeacion y desarrollo de la Cadena de Valor de LitioMx	4,291,800
Q013	Investigación y desarrollo en materia nuclear y eléctrica	282,349,605
Petróleos Mexicanos		1,318,488,080
K025	Infraestructura económica de hidrocarburos	1,318,488,080
Comisión Federal de Electricidad		4,808,476,198
K024	Infraestructura económica de electricidad	4,808,476,198

ANEXO 16. RECURSOS PARA LA ADAPTACIÓN Y MITIGACIÓN DE LOS EFECTOS DEL CAMBIO CLIMÁTICO (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			212,569,745,530
05 Relaciones Exteriores			4,714,013
	P014	Articulación de la política de Cooperación internacional para el desarrollo	4,714,013
06 Hacienda y Crédito Público			122,011,692
	P018	Diseño y conducción de la política de gasto público	122,011,692
07 Defensa Nacional			88,839,777,115
	E015	Servicios Públicos de Transporte Masivo de Personas y Carga Tren Maya	744,135,285
	E017	Servicios de dirección la infraestructura aeroportuaria, ferroviaria y de servicios auxiliares	3,422,210,314
	K003	Infraestructura en materia de seguridad nacional	40,000,000,000
	A001	Defensa de la Integridad, la Independencia, la Soberanía del Territorio Nacional	44,673,431,516
08 Agricultura y Desarrollo Rural			888,447,362
	P021	Aplicación de la Política Agropecuaria	37,471,400
	Q004	Desarrollo y aplicación de programas y proyectos educativos y de investigación en el sector agroalimentario	13,626,500
	S263	Sanidad e Inocuidad Agroalimentaria	116,750,689
	S293	Producción para el Bienestar	539,999,993
	S304	Pesca y Acuacultura Sustentables	180,598,779
09 Infraestructura, Comunicaciones y Transportes			46,003,185,042
	Q005	Investigación, estudios, proyectos y capacitación en materia de transporte	3,056,939
	P022	Articulación de la política de comunicaciones y transportes	77,405
	K019	Infraestructura ferroviaria para transporte de carga y pasajeros	46,000,000,000
	G006	Supervisión, inspección y verificación del transporte terrestre y aéreo	50,699
11 Educación Pública			2,201,341,059
	E022	Servicios de Educación Media Superior	60,054,451
	E023	Servicios de Educación Superior y Posgrado	1,038,993,272
	Q007	Investigación en ciencia, humanidades, tecnología e innovación	1,080,049,198
	U006	Subsidios para organismos descentralizados estatales	22,244,138
12 Salud			1,501,262
	P027	Rectoría del Sistema Nacional de Salud	1,501,262
13 Marina			13,005,275
	A018	Emplear el Poder Naval de la Federación para salvaguardar la soberanía y seguridad nacionales	13,005,275

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

16 Medio Ambiente y Recursos Naturales		7,887,365,409
S219	Desarrollo Forestal Sustentable para el Bienestar	976,177,872
P036	Articulación de la Política Ambiental y de Recursos Naturales	4,629,571
V002	Protección Forestal	1,345,182,652
V003	Conservación y Manejo de Áreas Naturales Protegidas	97,343,840
S046	Programa de Conservación para el Desarrollo Sostenible	167,587,023
V005	Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias	128,230,745
P035	Articulación de Políticas Hídricas	8,311,564
G016	Regulación, gestión y supervisión socioambiental	61,285,548
Q010	Investigación y capacitación en cambio climático, sustentabilidad y crecimiento Verde	23,826,236
Q011	Investigación científica y tecnológica	26,635,425
K027	Infraestructura en materia de agua potable, alcantarillado y saneamiento	1,792,184,502
U217	Programa de Apoyo a la Infraestructura Hidroagrícola	289,941,612
U074	Agua Potable, Drenaje y Tratamiento	338,631,283
E045	Servicios de operación y suministro hídrico	577,299,855
G014	Inspección, vigilancia y regulación del medio ambiente y recursos naturales	955,423,320
G015	Gestión integral y sustentable del agua	1,094,674,361
18 Energía		27,215,871,596
P039	Articulación de la política nuclear y eléctrica	18,432,070
Q013	Investigación y desarrollo en materia nuclear y eléctrica	555,261,185
P037	Articulación de la política energética	272,180,310
P038	Articulación de la política de hidrocarburos	26,369,998,031
20 Bienestar		39,100,000,000
S287	Sembrando Vida	39,100,000,000
21 Turismo		499,775
F025	Fomento y promoción de destinos turísticos	499,775
38 Ciencia, Humanidades, Tecnología e Innovación		163,218,420
S190	Becas de posgrado y apoyos a la calidad	163,218,420
47 Instituto Nacional de los Pueblos Indígenas		33,143,784
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	33,143,784
54 Mujeres		95,663,725
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	17,168,064
S319	Programa de Atención Integral para el Bienestar de las Mujeres	78,495,661

ANEXO 17. EROGACIONES PARA EL DESARROLLO DE LOS JÓVENES (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			735,177,831,846
04 Gobernación			130,264,952
	E001	Servicios de atención a refugiados en el país	6,517,712
	E002	Servicios migratorios	123,747,240
06 Hacienda y Crédito Público			77,546,993
	F001	Inclusión financiera para el bienestar	77,546,993
07 Defensa Nacional			45,451,107,627
	A001	Defensa de la Integridad, la Independencia, la Soberanía del Territorio Nacional	44,673,431,516
	A013	Fortalecimiento de las capacidades de auxilio a la población civil mediante el Plan DN-III-E	62,655,795
	A017	Programa de Becas para los hijos del Personal de las Fuerzas Armadas en activo	715,020,316

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

08 Agricultura y Desarrollo Rural		4,896,104,837
Q004	Desarrollo y aplicación de programas y proyectos educativos y de investigación en el sector agroalimentario	2,888,911,730
S053	Programa de Abasto Rural	144,733,538
S290	Acopio para el Bienestar	775,838,830
S292	Fertilizantes para el Bienestar	525,000,003
S293	Producción para el Bienestar	561,620,737
11 Educación Pública		394,143,579,181
B008	Producción y distribución de libros y materiales educativos	1,057,614,644
E022	Servicios de Educación Media Superior	51,359,389,544
E023	Servicios de Educación Superior y Posgrado	67,780,304,112
E024	Servicios de desarrollo Cultural	4,826,113,300
E025	Servicios de producción y transmisión de materiales educativos, culturales y artísticos	219,328,440
E026	Servicios de producción y distribución de libros y materiales culturales	9,936,599
E027	Servicios de atención al deporte	40,331,188
E028	Servicios de normalización y certificación en competencias laborales	2,082,249,588
E029	Servicios de educación para Adultos (INEA)	284,371,958
E030	Servicios de educación Básica Comunitaria	687,609,443
E084	Servicios de mantenimiento e infraestructura física educativa	110,119,923
Q007	Investigación en ciencia, humanidades, tecnología e innovación	8,552,208,997
S072	Beca Universal de Educación Básica Rita Cetina	75,043,880,000
S243	Programa de Becas Elisa Acuña	1,739,209,727
S247	Programa para el Desarrollo Profesional Docente	209,929,723
S269	Programa de Cultura Física y Deporte	1,527,570,187
S282	La Escuela es Nuestra	14,840,265,062
S283	Jóvenes Escribiendo el Futuro	10,752,500,000
S298	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	31,077,999
S311	Beca Universal de Educación Media Superior Benito Juárez	41,282,230,000
U006	Subsidios para organismos descentralizados estatales	108,736,605,942
U079	Expansión de la Educación Media Superior y Superior	858,477,837
U080	Apoyos a centros y organizaciones de educación	599,028,622
U270	Programa Nacional de Inglés	447,161,849
U295	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	189,600,613
U300	La Normal es Nuestra	822,379,127
U312	Expansión de la Educación Inicial	54,084,756
12 Salud		1,356,858,150
E032	Servicios de atención a la salud mental y prevención de las adicciones	921,231,225
E034	Servicios de protección y asistencia social integral	253,522,516
P029	Política en Salud Materna Sexual y Reproductiva	179,440,090
S039	Programa de Atención a Personas con Discapacidad	2,664,318
13 Marina		617,138,375
A020	Sistema Educativo Naval	609,829,147
A022	Administración y Operación de Capitanías de Puerto y Asuntos Marítimos	7,309,228
14 Trabajo y Previsión Social		24,569,793,191
E040	Servicios de impartición y procuración de justicia laboral	50,869,285
P063	Articulación de Políticas Integrales de Juventud	19,425,004
S280	Jóvenes Construyendo el Futuro	24,499,498,902
15 Desarrollo Agrario, Territorial y Urbano		6,317,917,466
S177	Programa de Vivienda Social	6,317,917,466

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

19 Aportaciones a Seguridad Social		8,316,990,000
T001	Seguro de Enfermedad y Maternidad	8,316,990,000
20 Bienestar		3,644,403,160
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	198,720,000
S286	Pensión para el Bienestar de las Personas con Discapacidad Permanente	2,175,960,000
S287	Sembrando Vida	1,239,145,657
U011	Programa para el Bienestar de las Personas en Emergencia Social o Natural	30,577,503
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos		16,648,830,582
E085	Fortalecimiento de la educación básica en la Ciudad de México	15,183,685,300
E086	Fortalecimiento de la educación normal en la Ciudad de México	1,368,853,388
U001	Becas para la población atendida por el sector educativo	96,291,894
33 Aportaciones Federales para Entidades Federativas y Municipios		152,930,116,663
I007	FAM Infraestructura Educativa Básica	4,105,341,223
I008	FAM Infraestructura Educativa Media Superior y Superior	730,958,784
I009	FAETA Educación Tecnológica	6,858,303,461
I010	FAETA Educación de Adultos	592,970,957
I013	FONE Servicios Personales	128,794,484,002
I014	FONE Otros de Gasto Corriente	3,287,914,537
I015	FONE Gasto de Operación	4,978,255,268
I016	FONE Fondo de Compensación	3,581,888,431
47 Entidades no Sectorizadas		105,883,746
47 Archivo General de la Nación		15,226,456
E057	Servicios de preservación y divulgación del patrimonio documental que resguarda el Archivo General de la Nación y de la memoria histórica de México	13,161,681
P053	Política en materia de gestión documental	2,064,775
47 Instituto Nacional de los Pueblos Indígenas		90,657,290
S178	Programa de Apoyo a la Educación Indígena	90,657,290
Instituto Mexicano del Seguro Social		58,877,397,313
E031	Servicios de atención a la salud	58,100,450,897
E072	Servicios de prevención y control de enfermedades	776,946,416
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado		6,407,102,590
E031	Servicios de Atención a la Salud	5,297,639,175
E072	Servicios de prevención y control de enfermedades	749,349,008
E073	Servicios de atención a personas con discapacidad	338,915
E074	Servicios de estancias de bienestar y desarrollo infantil	359,775,492
54 Mujeres		753,843,043
M001	Actividades de apoyo administrativo	321,203,366
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	171,680,641
S319	Programa de Atención Integral para el Bienestar de las Mujeres	188,389,585
U012	Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas	72,569,451
56 IMSS-Bienestar		9,932,953,978
E031	Servicios de atención a la salud	5,086,849,672
U200	Fortalecimiento a la atención médica	4,846,104,306

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 18. RECURSOS PARA LA ATENCIÓN DE NIÑAS, NIÑOS Y ADOLESCENTES (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			1,100,142,094,033
04 Gobernación			267,921,099
	E001	Servicios de atención a refugiados en el país	12,113,414
	E002	Servicios migratorios	103,122,700
	E004	Servicios de registro e identificación de población	18,911,537
	P007	Planeación demográfica del país	11,939,709
	P010	Política para la protección y defensa de los derechos humanos	44,376,987
	P011	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	76,787,886
	P061	Política para promover la protección de los derechos humanos y prevenir la discriminación	668,866
05 Relaciones Exteriores			3,246,390
	E005	Atención y servicios integrales de protección y asistencia consular	3,246,390
06 Hacienda y Crédito Público			422,114,131
	F001	Inclusión financiera para el bienestar	422,114,131
07 Defensa Nacional			1,459,155,601
	A017	Programa de Becas para los hijos del Personal de las Fuerzas Armadas en activo	715,020,316
	E015	Servicios Públicos de Transporte Masivo de Personas y Carga Tren Maya	744,135,285
08 Agricultura y Desarrollo Rural			1,830,229,971
	Q004	Precio de Garantía y Leche para el Bienestar	964,891,198
	S052	Programa de Abasto Rural	865,338,774
11 Educación Pública			297,603,119,677
	B008	Producción y distribución de libros y materiales educativos	3,011,593,525
	E022	Servicios de Educación Media Superior	51,359,389,544
	E023	Servicios de Educación Superior y Posgrado	4,965,062
	E025	Servicios de producción y transmisión de materiales educativos, culturales y artísticos	69,856,611
	E026	Servicios de producción y distribución de libros y materiales culturales	8,434,913
	E028	Servicios de normalización y certificación en competencias laborales	902,817,574
	E029	Servicios de educación para Adultos (INEA)	178,748,088
	E030	Servicios de educación Básica Comunitaria	4,954,679,953
	E084	Servicios de mantenimiento e infraestructura física educativa	219,865,312
	S072	Beca Universal de Educación Básica Rita Cetina	129,386,000,000
	S247	Programa para el Desarrollo Profesional Docente	121,405,901
	S269	Programa de Cultura Física y Deporte	258,792,215
	S282	La Escuela es Nuestra	25,556,316,050
	S298	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	31,077,999
	S311	Beca Universal de Educación Media Superior Benito Juárez	36,175,150,000
	U006	Subsidios para organismos descentralizados estatales	32,484,672,754
	U080	Apoyos a centros y organizaciones de educación	10,074,643,409
	U270	Programa Nacional de Inglés	765,875,431
	U295	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	626,506,375
	U312	Expansión de la Educación Inicial	1,412,328,961
12 Salud			10,834,679,728
	E031	Servicios de atención a la salud	4,780,327,878
	E032	Servicios de atención a la salud mental y prevención de las adicciones	841,635,347
	E033	Servicios de vacunación	1,876,475,716
	E034	Servicios de protección y asistencia social integral	63,380,629
	P028	Política de prevención y control de enfermedades	480,131,410
	P029	Política en Salud Materna Sexual y Reproductiva	1,748,746,303
	Q008	Investigación, desarrollo tecnológico y formación en salud	1,043,316,366
	S039	Programa de Atención a Personas con Discapacidad	666,079

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

14 Trabajo y Previsión Social		30,747,905
P031	Implementación de la política laboral	226,334
P063	Articulación de Políticas Integrales de Juventud	30,521,571
16 Medio Ambiente y Recursos Naturales		23,826,236
Q010	Investigación y capacitación en cambio climático, sustentabilidad y crecimiento Verde	23,826,236
20 Bienestar		13,258,907,209
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,127,521,600
S286	Pensión para el Bienestar de las Personas con Discapacidad Permanente	9,849,845,600
S317	Salud Casa por Casa	200,000,000
U011	Programa para el Bienestar de las Personas en Emergencia Social o Natural	81,540,009
22 Instituto Nacional Electoral		7,810,728
R003	Capacitación y educación para el ejercicio democrático de la ciudadanía	2,248,964
R011	Tecnologías de información y comunicaciones	5,561,764
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos		48,615,406,375
E085	Fortalecimiento de la educación básica en la Ciudad de México	48,448,261,966
U001	Becas para la población atendida por el sector educativo	167,144,409
33 Aportaciones Federales para Entidades Federativas y Municipios		598,673,278,854
I002	FASSA Fondo de Aportaciones para los Servicios de Salud	16,010,396,395
I006	FAM Asistencia Social	14,095,293,371
I007	FAM Infraestructura Educativa Básica	15,021,372,934
I008	FAM Infraestructura Educativa Media Superior y Superior	1,030,278,416
I009	FAETA Educación Tecnológica	6,059,817,648
I010	FAETA Educación de Adultos	59,297,096
I013	FONE Servicios Personales	500,367,070,716
I014	FONE Otros de Gasto Corriente	12,773,560,750
I015	FONE Gasto de Operación	19,340,541,058
I016	FONE Fondo de Compensación	13,915,650,470
35 Comisión Nacional de los Derechos Humanos		9,783,561
E011	Atender asuntos relacionados con las niñas, niños y adolescentes y las familias	9,783,561
36 Seguridad y Protección Ciudadana		1,237,103,189
E055	Servicios de administración del Sistema Federal Penitenciario	1,223,276,102
N005	Coordinación del Sistema Nacional de Protección Civil y prevención de amenazas y desastres derivadas de alertas de riesgos	11,551,895
P047	Articulación de la política en materia de seguridad nacional y pública	2,275,192
47 Entidades no Sectorizadas		1,312,066,432
S178	Programa de Apoyo a la Educación Indígena	1,312,066,432
49 Fiscalía General de la República		2,300,000
E009	Investigar y perseguir los delitos cometidos en materia de derechos humanos	2,300,000
Instituto Mexicano del Seguro Social		88,096,540,898
E031	Servicios de atención a la salud	64,073,796,070
E070	Servicios de guardería	17,062,045,828
E071	Servicios por prestaciones sociales	285,223,470
E072	Servicios de prevención y control de enfermedades	6,675,475,530
54 Mujeres		185,874,297
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	61,805,031
S319	Programa de Atención Integral para el Bienestar de las Mujeres	39,247,830
U012	Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas	84,821,436

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

56 IMSS-Bienestar		36,267,981,751
E031	Servicios de atención a la salud	11,080,854,200
U013	Atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral	24,085,138,403
U200	Fortalecimiento a la atención médica	1,101,989,148

ANEXO 19. ACCIONES PARA LA PREVENCIÓN DEL DELITO, COMBATE A LAS ADICCIONES, RESCATE DE ESPACIOS PÚBLICOS Y PROMOCIÓN DE PROYECTOS PRODUCTIVOS (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			465,729,818,272
04 Gobernación			86,517,062
	P005	Conducción de la política interior	386,089
	P006	Articulación de la política en materia de comunicación social del Gobierno de México	4,580,777
	P009	Conducción a la política del Gobierno Federal para la democracia participativa, religiosa y fomento a la construcción de paz	3,799,221
	P010	Política para la protección y defensa de los derechos humanos	963,089
	P011	Coordinación con las instancias que integran el Sistema Nacional de Protección Integral de Niñas, Niños y Adolescentes	76,787,886
07 Defensa Nacional			28,333,285,691
	A003	Programa de la Secretaría de la Defensa Nacional en Apoyo a la Seguridad Pública	5,374,267,434
	A008	Derechos humanos	78,339,878
	A011	Sistema educativo militar	2,800,938,512
	A015	Operación y desarrollo de los cuerpos de seguridad de las Fuerzas Armadas	19,978,377,082
	A016	Programa de igualdad entre mujeres y hombres SDN	101,362,785
11 Educación Pública			263,461,776,454
	E022	Servicios de Educación Media Superior	47,521,800,549
	E023	Servicios de Educación Superior y Posgrado	28,119,366,522
	E024	Servicios de desarrollo Cultural	4,826,113,300
	E025	Servicios de producción y transmisión de materiales educativos, culturales y artísticos	527,453,349
	E026	Servicios de producción y distribución de libros y materiales culturales	131,600,379
	E027	Servicios de atención al deporte	514,614,676
	E029	Servicios de educación para Adultos (INEA)	32,499,652
	E030	Servicios de educación Básica Comunitaria	247,733,998
	Q007	Diseño de la Política Educativa y Regulación de los Servicios	4,626,149
	S072	Beca Universal de Educación Básica Rita Cetina	129,386,000,000
	S243	Programa de Becas Elisa Acuña	86,960,486
	S269	Programa de Cultura Física y Deporte	157,445,580
	S282	La Escuela es Nuestra	1,300,000,000
	S283	Jóvenes Escribiendo el Futuro	8,981,500,000
	S298	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	1,553,900

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

S311	Beca Universal de Educación Media Superior Benito Juárez	31,919,250,000
U006	Subsidios para organismos descentralizados estatales	9,425,632,866
U083	Universidades para el Bienestar Benito Juárez García	154,500,000
U270	Programa Nacional de Inglés	39,075,277
U295	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	41,217,525
U300	La Normal es Nuestra	42,832,246
12 Salud		5,018,117,583
E031	Servicios de atención a la salud	1,619,867,998
E032	Servicios de atención a la salud mental y prevención de las adicciones	1,528,669,472
E034	Servicios de protección y asistencia social integral	211,268,764
P027	Rectoría del Sistema Nacional de Salud	75,063,111
P028	Política de prevención y control de enfermedades	151,099,131
P029	Política en Salud Materna Sexual y Reproductiva	1,292,355,461
S039	Programa de Atención a Personas con Discapacidad	2,220,265
U012	Fortalecimiento de los Servicios Estatales de Salud	137,573,383
13 Marina		5,552,889,174
A015	Operación y desarrollo de los cuerpos de seguridad de las Fuerzas Armadas	4,530,295,324
A020	Sistema Educativo Naval	1,010,139,551
A022	Administración y Operación de Capitanías de Puerto y Asuntos Marítimos	12,454,299
14 Trabajo y Previsión Social		25,188,573,777
P031	Implementación de la política laboral	2,632,182
P063	Articulación de Políticas Integrales de Juventud	12,941,595
S280	Jóvenes Construyendo el Futuro	25,173,000,000
15 Desarrollo Agrario, Territorial y Urbano		4,159,241
S213	Programa para Regularizar asentamientos Humanos	4,159,241
20 Bienestar		106,508,558,692
E048	Servicios a grupos con necesidades especiales	235,479,394
P041	Articulación de la Política de Bienestar	5,328,079,298
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	3,312,000,000
S287	Sembrando Vida	40,664,000,000
S316	Pensión Mujeres Bienestar	56,969,000,000
33 Aportaciones Federales para Entidades Federativas y Municipios		18,448,060,665
I005	FORTAMUN	6,840,872,099
I009	FAETA Educación Tecnológica	1,656,074,537
I011	FASP	9,951,114,029
36 Seguridad y Protección Ciudadana		8,682,704,814
E054	Servicios de Policía Complementaria y de Protección, custodia, vigilancia y seguridad de personas, bienes e instalaciones	4,529,412,685
G022	Regulación de los servicios de seguridad privada para coadyuvar a la prevención del delito	2,507,437
M001	Actividades de apoyo administrativo	2,763,530,857
P047	Articulación de la política en materia de seguridad nacional y pública	23,889,513
P048	Plataforma México	8,495,246
P049	Política de inteligencia para la Seguridad Nacional	188,762,508
U002	Fondo para el Fortalecimiento de las Instituciones de Seguridad Pública	1,166,106,569

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

47 Instituto Nacional de los Pueblos Indígenas		113,012,180
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	113,012,180
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado		520,736,752
E072	Servicios de prevención y control de enfermedades	321,027,833
E074	Servicios de estancias de bienestar y desarrollo infantil	199,708,919
54 Mujeres		154,929,635
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	8,584,032
S319	Programa de Atención Integral para el Bienestar de las Mujeres	39,247,830
U012	Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas	107,097,773
56 IMSS-Bienestar		3,656,496,551
E031	Servicios de atención a la salud	3,656,496,551

ANEXO 20. PROVISIONES SALARIALES Y ECONÓMICAS (pesos)

MONTO
Previsiones Salariales	11,500,000,000
Situaciones laborales supervenientes	11,500,000,000
Provisiones Económicas	19,849,635,596
Fondo de Desastres Naturales (FONDEN)	19,430,107,735
Fondo de Prevención de Desastres Naturales (FOPREDEN)	246,669,452
Comisiones y pago a CECOBAN	172,858,409
Provisiones Salariales y Económicas	28,380,517,327
Desarrollo Regional	62,038,054
Provisión para la Armonización Contable	62,038,054
Otras Provisiones Económicas	92,658,271,114
Subsidios a las Tarifas Eléctricas	87,768,800,000
Apoyo Federal para Pago de Adeudos de Suministro de Energía Eléctrica	4,889,471,114
Gastos asociados a ingresos petroleros	15,201,763,002

TOTAL	167,652,225,093

ANEXO 21. RAMO 25 PREVISIONES Y APORTACIONES PARA LOS SISTEMAS DE EDUCACIÓN BÁSICA, NORMAL, TECNOLÓGICA Y DE ADULTOS (pesos)

MONTO
Previsiones para servicios personales para los servicios de educación básica en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	34,890,019,408
Aportaciones para los servicios de educación básica y normal en la Ciudad de México	50,292,389,634

ANEXO 22. RAMO 33 APORTACIONES FEDERALES PARA ENTIDADES FEDERATIVAS Y MUNICIPIOS (pesos)

MONTO
Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	546,396,822,994
Servicios Personales	500,367,070,716
Otros de Gasto Corriente 1/	12,773,560,750
Gasto de Operación	19,340,541,058
Fondo de Compensación	13,915,650,470

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Fondo de Aportaciones para los Servicios de Salud	84,635,885,593
Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:	135,060,702,396
Entidades	16,371,317,844
Municipal y de las Demarcaciones Territoriales del Distrito Federal	118,689,384,552
Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal	136,817,441,982
Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:	43,464,620,760
Asistencia Social	19,993,725,550
Infraestructura Educativa	23,470,895,210
Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:	10,811,443,171
Educación Tecnológica	6,858,303,461
Educación de Adultos	3,953,139,710
Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal	9,951,114,029
Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas	74,754,876,000

TOTAL 2/	1,041,892,906,925

1/

Incluye recursos para las plazas subsidiadas a las entidades federativas incluidas en el Fondo de Aportaciones para la Educación Básica y Normal, conforme a los registros que se tienen en las secretarías de Educación Pública y de Hacienda y Crédito Público.

2/	Incluye los recursos para dar cumplimiento al artículo 49, fracción IV, de la Ley de Coordinación Fiscal.

Con respecto a lo previsto en el artículo 49, fracción V, de la Ley de Coordinación Fiscal, no se considera transferencia de recursos al Fideicomiso para la Evaluación de los Fondos de Aportaciones Federales (FIDEFAF), toda vez que el patrimonio contable con que cuenta el Fideicomiso resulta suficiente para efectuar la contratación de las evaluaciones de los Fondos de Aportaciones Federales, de conformidad con el marco jurídico aplicable.

ANEXO 23. REMUNERACIONES DE LOS SERVIDORES PÚBLICOS DE LA FEDERACIÓN

ANEXO 23.1. ADMINISTRACIÓN PÚBLICA FEDERAL

ANEXO 23.1.1. LÍMITES MÍNIMOS Y MÁXIMOS DE LAS PERCEPCIONES ORDINARIAS BRUTAS Y NETAS MENSUALES PARA LOS SERVIDORES PÚBLICOS DE LA ADMINISTRACIÓN PÚBLICA FEDERAL (pesos)

Grupo / Tipo de Personal	Percepción Ordinaria Bruta						Percepción Ordinaria Neta Total
	Sueldos y salarios		Prestaciones		Total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando y Enlace 1/
G Secretario de Estado		190,035		45,734		235,769		168,860
H Subsecretario de Estado u Oficial Mayor		188,527		45,039		233,566		167,353
J Jefe de Unidad	171,939	184,004	40,241	42,452	212,180	226,456	152,699	162,119
K Director General	143,473	162,888	33,385	37,268	176,858	200,156	128,882	144,359
L Director General Adjunto	113,116	137,247	27,155	32,008	140,271	169,255	104,527	123,792
M Coordinador o Director	66,362	130,377	16,426	30,112	82,788	160,489	64,611	117,809
N Subdirector	39,078	64,854	11,526	16,089	50,604	80,943	41,878	63,300
O Jefe de Departamento	26,005	38,309	9,017	11,288	35,022	49,597	29,878	41,083
P Personal de Enlace	14,270	24,894	6,830	8,746	21,100	33,640	18,881	28,782
Personal Operativo	11,748	16,481	13,719	14,807	25,467	31,288	22,441	27,145

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Personal de Categorías:
Del Servicio Exterior Mexicano	16,059	150,822	7,107	34,729	23,166	185,551	20,502	134,618
De Educación	516	137,023	16,731	95,814	17,247	232,838	15,262	163,611
De Salud	15,425	91,416	12,903	19,874	28,328	111,290	25,164	86,505
De Investigación Científica y Desarrollo Tecnológico	16,112	50,705	24,859	99,980	40,971	150,685	38,071	120,244
De Seguridad Pública	14,993	188,528	13,896	42,508	28,888	231,036	25,887	165,945
De las Fuerzas Armadas	8,648	190,007	16,910	49,457	25,558	239,464	20,401	166,875

La percepción ordinaria incluye todos los ingresos que reciben los servidores públicos por sueldos y salarios y por prestaciones ordinarias, independientemente de si se reciben en forma periódica o en fechas definidas. Los montos netos mensuales corresponden a la cantidad que perciben los servidores públicos, una vez aplicadas las disposiciones fiscales vigentes. Los montos indicados no incluyen las prestaciones extraordinarias. Los rangos de las remuneraciones del personal operativo y de categorías, varían conforme a las Condiciones Generales de Trabajo y los Contratos Colectivos de Trabajo.

1/ Las denominaciones de Secretario de Estado, Subsecretario de Estado u Oficial Mayor y Jefe de Unidad son exclusivas de las Dependencias del Ejecutivo Federal. Los titulares de los Órganos Administrativos Desconcentrados y Entidades adoptan como denominación el de Director General, Vocal, Comisionado, etc., independientemente de que el rango tabular pudiera ser coincidente con el de las Dependencias para las denominaciones de uso exclusivo.

ANEXO 23.1.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DE LA PRESIDENTA DE LA REPÚBLICA (pesos)

Remuneración total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	134,290
Impuesto sobre la renta retenido y deducciones personales *	59,416
Percepción ordinaria bruta líquida mensual	193,706
a) Sueldos y salarios:	191,846
i) Sueldo base	52,968
ii) Compensación garantizada	138,878
b) Prestaciones:	1,860
vi) Prima quinquenal (antigüedad)	310
vii) Ayuda para despensa	1,515
ix) Seguro colectivo de retiro	35

*	Deducciones personales de seguridad social y seguros.

La remuneración ordinaria total líquida mensual neta de la Presidenta de la República, en su caso, se actualizará conforme a la Remuneración Total Anual de Percepciones Ordinarias prevista en el Anexo 23.1.3 del presente Decreto y a la política salarial general aplicable para la Administración Pública Federal.

Los totales pueden no coincidir, debido al redondeo.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.1.3. REMUNERACIÓN TOTAL ANUAL DE PERCEPCIONES ORDINARIAS DE LA PRESIDENTA DE LA REPÚBLICA (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,073,878
Impuesto sobre la renta retenido	808,253
Percepción ordinaria bruta anual	2,882,131
a) Sueldos y salarios:	2,302,152
i) Sueldo base	635,616
ii) Compensación garantizada	1,666,536
b) Prestaciones:	579,979
i) Aportaciones a seguridad social	90,277
ii) Ahorro solidario	26,475
iii) Prima vacacional	17,656
iv) Aguinaldo (sueldo base)	105,258
v) Gratificación (compensación garantizada)	282,074
vi) Prima quinquenal (antigüedad)	3,720
vii) Ayuda para despensa	18,180
viii) Seguro de vida institucional	35,914
ix) Seguro colectivo de retiro	425

En términos del artículo 10, fracciones IV y V, de la Ley Federal de Remuneraciones de los Servidores Públicos, la Remuneración Anual Máxima es la referencia del monto máximo en términos brutos a que tiene derecho la persona titular de la Presidencia de la República por concepto de Remuneración Anual de Referencia, la cual asciende para el ejercicio fiscal de 2026 a $3,206,868.21

De conformidad con lo dispuesto en los artículos 7, fracción I, inciso a), último párrafo, de la Ley Federal de Remuneraciones de los Servidores Públicos, y 13, fracción II, inciso a), último párrafo, de este Decreto, la Remuneración Anual de Referencia para la Presidenta de la República no considera los incrementos salariales que, en su caso, se autoricen durante el ejercicio fiscal de 2026, en términos de lo establecido en el artículo 9, fracción II, de este mismo Decreto, así como las repercusiones que se deriven de la aplicación y actualización de las disposiciones de carácter fiscal ni, en su caso, las adecuaciones a la curva salarial del tabulador.

La Remuneración Total Anual de la Presidenta de la República que se integra en el presente Presupuesto de Egresos de la Federación es adecuada al no exceder el monto de la Remuneración Anual de Referencia ni el de la Remuneración Anual Máxima, y las prestaciones de seguridad social otorgadas son las que se determinaron conforme a lo establecido en la Ley del Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado, lo anterior en términos del artículo 11 de la Ley Federal de Remuneraciones de los Servidores Públicos; y es determinada conforme a lo señalado en el artículo 12, inciso b), y Quinto transitorio del mismo ordenamiento legal.

ANEXO 23.2. CÁMARA DE SENADORES

ANEXO 23.2.1.A. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1) (2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Personal de mando:
Secretario General		130,684		35,399		166,083
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	120,618	124,712	32,960	33,757	153,578	158,469
Director General	101,227	120,556	28,706	32,472	129,933	153,028
Jefe de Unidad	79,851	97,492	23,279	26,707	103,130	124,199
Director de Área	57,755	88,033	18,848	24,707	76,603	112,740
Subdirector de Área	42,230	57,576	14,878	17,776	57,108	75,352
Jefe de Departamento	29,295	41,479	12,670	14,835	41,965	56,314
Personal de Servicio Técnico de Carrera	16,116	53,207	8,460	15,128	24,576	68,335

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Personal de Servicios Generales	11,011	33,999	7,495	12,644	18,506	46,643
Personal operativo de confianza	34,952	36,884	22,496	23,228	57,448	60,112
Personal operativo de base	9,571	21,209	51,018	59,916	60,589	81,125

1)	La remuneración neta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, una vez aplicadas las disposiciones fiscales y deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente divididos entre doce meses.

Los importes de las percepciones mensuales plasmadas en este documento corresponden a los tabuladores vigentes para el ejercicio 2025 a esta fecha.

ANEXO 23.2.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios (1)		Prestaciones (1)		Percepción ordinaria total (1) (2)
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Secretario General		187,979		44,859		232,838
Coordinador / Contralor / Tesorero / Secretario Técnico Órgano de Gobierno	172,486	178,689	41,509	42,664	213,995	221,353
Director General	142,864	172,152	35,528	40,985	178,392	213,137
Jefe de Unidad	110,289	136,562	28,224	33,120	138,513	169,682
Director de Área	78,182	122,243	22,087	30,297	100,269	152,540
Subdirector de Área	55,510	77,432	16,930	20,946	72,440	98,378
Jefe de Departamento	37,683	54,020	14,130	17,020	51,813	71,040
Personal de Servicio Técnico de Carrera	19,856	70,333	9,167	17,882	29,023	88,215
Personal de Servicios Generales	13,208	43,279	7,922	14,371	21,130	57,650
Personal operativo de confianza	44,861	47,485	26,573	27,535	71,434	75,020
Personal operativo de base	12,900	28,100	60,629	73,445	73,529	101,545

1)	La remuneración bruta mensual corresponde a la cantidad que perciben los servidores públicos de la Cámara de Senadores, antes de aplicar las disposiciones fiscales o deducciones de seguridad social.
2)	En la Percepción Ordinaria Total se incluyen los importes que se cubren anualmente divididos entre doce meses.

Los importes de las percepciones mensuales plasmadas en este documento corresponden a los tabuladores vigentes para el ejercicio 2025 a esta fecha.

ANEXO 23.2.2. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Descripción	Remuneración recibida 1_/

REMUNERACIÓN TOTAL ANUAL NETA (RTA)	2,037,848
Impuesto sobre la renta retenido *_/	785,105
Percepción bruta anual	2,822,953
I. Percepciones ordinarias:	2,822,953
a) Sueldos y salarios:	2,280,278
i) Sueldo base 2_/	2,280,278
ii) Compensación garantizada	N/A

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b) Prestaciones:	542,675
i) Aportaciones a seguridad social	63,709
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	N/A
iii) Prima vacacional	N/A
iv) Aguinaldo (sueldo base)	382,207
v) Gratificación de fin de año (compensación garantizada)	N/A
vi) Prima quinquenal (antigüedad)	N/A
vii) Ayuda para despensa	N/A
viii) Seguro de vida institucional	96,759
ix) Seguro colectivo de retiro	N/A
x) Seguro de gastos médicos mayores	N/A
xi) Seguro de separación individualizado	N/A
xii) Apoyo económico para adquisición de vehículo	N/A
II. Percepciones extraordinarias:	—
a) Pago por riesgo y potenciación de seguro de vida	N/A

*_/	Cálculo obtenido conforme al artículo 152 de la Ley del Impuesto Sobre la Renta.
1_/	Corresponde a las percepciones para 2025.
2_/	Dieta.

ANEXO 23.2.3. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL PUESTO DE ELECCIÓN SENADOR DE LA REPÚBLICA (pesos)

Descripción	Remuneración recibida
REMUNERACIÓN LÍQUIDA MENSUAL NETA	131,874
Impuesto sobre la renta retenido y deducciones de seguridad social	58,149
Percepción ordinaria bruta mensual	190,023
I. Percepciones ordinarias:	190,023
a) Sueldos y salarios:	190,023
i) Sueldo base	190,023
ii) Compensación garantizada	N/A
b) Prestaciones:	—
i) Prima quinquenal	N/A
ii) Ayuda para despensa	N/A
iii) Seguro colectivo de retiro	N/A

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ANEXO 23.2.4. REMUNERACIÓN TOTAL ANUAL DEL SECRETARIO GENERAL (pesos)

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,990,722
Impuesto sobre la renta retenido (*)	803,334
Percepción bruta anual	2,794,056
I. Percepciones ordinarias:	2,794,056
a) Sueldos y salarios:	2,255,748
i) Sueldo base	372,000
ii) Compensación garantizada	1,883,748
b) Prestaciones:	538,308
i) Aportaciones a seguridad social	74,939
ii) Ahorro solidario	24,180
iii) Prima vacacional	15,500
iv) Aguinaldo (sueldo base)	60,147
v) Gratificación de fin de año (compensación garantizada)	304,591
vi) Ayuda para despensa (vales)	18,180
vii) Seguro de vida institucional	40,603
viii) Seguro colectivo de retiro	168

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

ANEXO 23.2.5. REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL DEL SECRETARIO GENERAL (pesos)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA LÍQUIDA MENSUAL NETA	130,684
Impuesto sobre la renta retenido y deducciones de seguridad social	57,295
Percepción bruta mensual	187,979
a) Sueldos y salarios:	187,979
i) Sueldo base	31,000
ii) Compensación garantizada	156,979

(*)	El importe neto puede variar en función de las modificaciones de la tabla de impuestos.

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ANEXO 23.3. CÁMARA DE DIPUTADOS

ANEXO 23.3.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios	Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal operativo de confianza
0	7,771		8,821		16,592
00	9,418		8,640		18,058
2	10,847		12,094		22,940
3	10,923		12,125		23,048
4	11,137		12,211		23,348
5	11,373		12,306		23,679
6	11,525		12,368		23,893
7	12,337		12,476		24,813
8	12,898		12,460		25,358
9	13,523		12,479		26,001
10	14,379		12,727		27,106
11	16,561		12,758		29,318
12	17,935		12,741		30,675
13	20,311		12,690		33,001
14	20,969		12,703		33,672

Personal de base
2	10,847		13,314		24,161
3	10,923		13,357		24,280
4	11,137		13,478		24,615
5	11,373		13,610		24,983
6	11,525		13,696		25,222
7	12,337		13,855		26,191
8	12,898		13,841		26,739
9	13,523		13,875		27,397
10	14,379		14,212		28,591
11	16,561		14,212		30,773
12	17,935		14,203		32,137
13	20,311		14,156		34,467

Personal de base sindicalizado
2	10,847		19,875		30,722
3	10,923		19,915		30,838
4	11,137		20,026		31,164
5	11,373		20,149		31,521
6	11,525		20,228		31,754
7	12,337		20,360		32,697
8	12,898		20,331		33,229
9	13,523		20,347		33,870
10	14,379		20,652		35,031
11	16,561		20,633		37,193
12	17,935		20,623		38,558
13	20,311		20,577		40,888
14	20,969		20,601		41,570
15	20,979		20,606		41,584
16	22,556		20,563		43,119
17	23,506		20,463		43,969
18	25,648		20,233		45,881

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

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ANEXO 23.3.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
CÁMARA DE DIPUTADOS
Personal operativo de confianza
0		8,364		9,800		18,164
00		10,213		9,800		20,013
2		11,857		14,364		26,221
3		11,948		14,409		26,357
4		12,203		14,537		26,740
5		12,483		14,677		27,160
6		12,665		14,768		27,433
7		13,647		14,955		28,602
8		14,331		14,964		29,295
9		15,092		15,021		30,113
10		16,163		15,355		31,518
11		18,938		15,394		34,332
12		20,685		15,422		36,107
13		23,707		15,440		39,147
14		24,544		15,481		40,025

Personal de base
2		11,857		15,915		27,772
3		11,948		15,976		27,924
4		12,203		16,147		28,350
5		12,483		16,335		28,818
6		12,665		16,456		29,121
7		13,647		16,708		30,355
8		14,331		16,720		31,051
9		15,092		16,796		31,888
10		16,163		17,243		33,406
11		18,938		17,296		36,234
12		20,685		17,333		38,018
13		23,707		17,358		41,065

Personal de base sindicalizado
2		11,857		24,310		36,167
3		11,948		24,371		36,319
4		12,203		24,542		36,745
5		12,483		24,730		37,213
6		12,665		24,851		37,516
7		13,647		25,103		38,750
8		14,331		25,115		39,446
9		15,092		25,191		40,283
10		16,163		25,638		41,801
11		18,938		25,691		44,629
12		20,685		25,728		46,413
13		23,707		25,753		49,460
14		24,544		25,808		50,352
15		24,556		25,814		50,370
16		26,562		25,823		52,385
17		27,769		25,830		53,599
18		30,493		25,838		56,331

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

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Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.1.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Secretario(a) General		131,514		1,000		132,514
Secretario(a) de Servicios/Contralor(a) Interno(a)/Coordinador(a)		126,650		1,000		127,650
Director(a) General / Coordinador Técnico	117,968	124,686	1,000	1,000	118,968	125,686
Secretario(a) de Enlace /Técnico /Particular		119,003		1,000		120,003
Director(a) General y Homólogos		117,968		1,000		118,968
Director(a) de Área y Homólogos	75,531	108,154	1,030	1,000	76,561	109,154
Subdirector(a) de Área y Homólogos	51,049	68,662	1,061	1,061	52,110	69,723
Jefe(a) de Departamento y Homólogos	34,974	42,403	1,159	1,061	36,133	43,464

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

ANEXO 23.3.1.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Secretario(a) General		184,234		1,515		185,749
Secretario(a) de Servicios/Contralor(a) Interno(a)/Coordinador(a)		176,865		1,515		178,380
Director(a) General / Coordinador Técnico	163,710	173,889	1,515	1,515	165,225	175,404
Secretario(a) de Enlace /Técnico /Particular		165,278		1,515		166,793
Director(a) General y Homólogos		163,710		1,515		165,225
Director(a) de Área y Homólogos	100,174	148,840	1,515	1,515	101,689	150,355
Subdirector(a) de Área y Homólogos	65,023	90,184	1,515	1,515	66,538	91,699
Jefe(a) de Departamento y Homólogos	42,667	52,671	1,515	1,515	44,182	54,186

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

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ANEXO 23.3.2.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza
8E		12,759		12,431		25,191
9E		14,279		12,393		26,672
10E		16,863		12,586		29,449
12E		22,310		12,444		34,754
13E		22,645		12,442		35,087
14E		25,645		12,362		38,007
15E		35,304		8,174		43,478

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.2.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza
8E		14,162		14,920		29,082
9E		16,037		14,929		30,966
10E		19,322		15,181		34,503
12E		26,249		15,190		41,439
13E		26,675		15,200		41,875
14E		30,490		15,203		45,693
15E		43,098		9,800		52,898

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.2.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Jefe(a) de la Unidad		126,650		1,000		127,650
Director(a) de Área		117,968		1,000		118,968
Secretario(a) Técnico(a)		78,312		1,030		79,342
Subdirector(a) de Área		72,018		1,030		73,048
Coordinador(a)		63,011		1,061		64,072
Especialista		45,976		1,061		47,037

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados en base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

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ANEXO 23.3.2.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

UNIDAD DE EVALUACIÓN Y CONTROL DE LA COMISIÓN DE VIGILANCIA DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Jefe(a) de la Unidad		176,865		1,515		178,380
Director(a) de Área		163,710		1,515		165,225
Secretario(a) Técnico(a)		104,264		1,515		105,779
Subdirector(a) de Área		95,007		1,515		96,522
Coordinador(a)		82,111		1,515		83,626
Especialista		57,776		1,515		59,291

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza Canal del Congreso
9		13,523		12,479		26,001
10		14,379		12,727		27,106
11		16,561		12,758		29,318
12		17,935		12,741		30,675
13		20,311		12,690		33,001
14		20,969		12,703		33,672

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales el impuesto correspondiente.

ANEXO 23.3.3.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS

Tipos de personal	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal operativo de confianza Canal del Congreso
9		15,092		15,021		30,113
10		16,163		15,355		31,518
11		18,938		15,394		34,332
12		20,685		15,422		36,107
13		23,707		15,440		39,147
14		24,544		15,481		40,025

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
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Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.3.C. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (NETOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Director(a) General del Canal del Congreso		124,686		1,000		125,686
Director(a) de Área		108,154		1,000		109,154
Homólogo a Director(a) de Área		108,154		1,000		109,154
Homólogo a Jefe(a) de Departamento		42,403		1,061		43,464

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

La percepción neta es el resultado de aplicar a los importes brutos mensuales, el impuesto correspondiente.

ANEXO 23.3.3.D. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA CÁMARA DE DIPUTADOS (BRUTOS MENSUALES) (pesos)

CANAL DE TELEVISIÓN DEL CONGRESO GENERAL DE LOS ESTADOS UNIDOS MEXICANOS

	Sueldos y salarios		Prestaciones (Efectivo y Especie)		Percepción ordinaria total
Tipos de personal	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Director(a) General del Canal del Congreso		173,889		1,515		175,404
Director(a) de Área		148,840		1,515		150,355
Homólogo a Director(a) de Área		148,840		1,515		150,355
Homólogo a Jefe(a) de Departamento		52,671		1,515		54,186

Los importes señalados en cada rubro, corresponden al tabulador y prestaciones autorizadas y vigentes (al mes de agosto) para el ejercicio 2025 y podrán ser actualizados con base a la política salarial autorizada por el Órgano de Gobierno.

Incluye sueldo tabular (sueldo base más compensación garantizada) y las prestaciones que se cubren mensualmente en forma ordinaria.

ANEXO 23.3.4. REMUNERACIÓN TOTAL ANUAL DEL PUESTO DIPUTADO(A) FEDERAL (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA (RTA) (1)	1,307,224
Impuesto sobre la renta retenido (2)	403,453
Percepción Bruta Anual	1,710,677
I. Percepciones Ordinarias:	1,710,677
a) Sueldos y salarios:	1,326,944

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i) Sueldo Base (3)	1,326,944
ii) Compensación Garantizada	—
b) Prestaciones:	383,733
i) Aportaciones a seguridad social	82,052
ii) Ahorro solidario (art. 100 ISSSTE)	26,475
iii) Prima vacacional	—
iv) Aguinaldo	147,438
v) Gratificación de fin de año	—
vi) Prima quincenal	—
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	59,984
ix) Seguro colectivo de retiro	—
x) Seguro de gastos médicos mayores	—
xi) Seguro de separación individualizado	—
xii) Apoyo económico para la adquisición de vehículo	—
xiii) Otras prestaciones (4)	67,785
II. Percepciones extraordinarias:	—
a) Pago por riesgo y potencialización de seguro de vida	—

Las remuneraciones de los servidores públicos, podrán en su caso, si existen recursos presupuestales, actualizarse conforme a la política salarial del Ejecutivo Federal.

(1)	Corresponde a las percepciones 2025.
(2)	Conforme lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.
(3)	Dieta.
(4)	Prestación I.S.R. de aguinaldo.

ANEXO 23.4. AUDITORÍA SUPERIOR DE LA FEDERACIÓN

ANEXO 23.4.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Auditor Superior de la Federación		134,645		35,151		169,796
Auditor Especial		133,413		34,881		168,294
Titular de Unidad		132,180		34,616		166,796
Director General y Homólogos	129,426	130,948	30,388	34,351	159,814	165,299
Director General Adjunto	114,977	118,626	27,275	31,290	142,252	149,916
Director de Área y Homólogos	108,870	110,840	25,658	29,150	134,528	139,990
Secretario Técnico	86,001	97,818	21,452	26,380	107,453	124,198
Coordinador de Servicios Especializados
Asesor Especializado
Coordinador Técnico de la OASF
Subdirector de Área y Homólogos	68,804	73,704	17,940	20,958	86,744	94,662
Jefe de Departamento y Homólogos	50,189	53,298	14,375	16,522	64,564	69,820
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	32,860	34,183	15,278	20,027	48,138	54,210
Coordinador de Auditores Jurídicos	32,860	34,183	15,278	20,027	48,138	54,210
Coordinador de Auditores Administrativos	32,860	34,183	15,278	20,027	48,138	54,210
Auditor de Fiscalización “A”	28,968	30,122	15,088	19,973	44,056	50,095
Auditor Jurídico “A”	28,968	30,122	15,088	19,973	44,056	50,095
Auditor Administrativo “A”	28,968	30,122	15,088	19,973	44,056	50,095
Auditor de Fiscalización “B”	23,488	26,996	14,859	19,864	38,347	46,860

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Auditor Jurídico “B”	23,488	26,996	14,859	19,864	38,347	46,860
Auditor Administrativo “B”	23,488	26,996	14,859	19,864	38,347	46,860
Coordinador de Analistas “A”		25,494		19,085		44,579
Secretaria Particular “A”		33,456		21,057		54,513
Operador Supervisor “A”	26,117	28,682	16,922	23,446	43,039	52,128
Secretaria Particular “B”		26,790		21,453		48,243
Operador Supervisor “B”		23,736		23,804		47,540
Operador Supervisor “C”		22,065		23,862		45,927
Supervisor de Área Administrativa		20,665		23,863		44,528
Supervisor de Área Técnica		20,665		23,863		44,528
Operador Supervisor “D”		20,665		23,863		44,528
Vigilante de la ASF		20,665		23,863		44,528
Secretaria de Director de Área		18,080		23,131		41,211
Personal Operativo de Base
Técnico Superior		13,873		33,152		47,025
Coordinador de Proyectos Especiales		13,731		33,079		46,810
Jefe de Sección Especialistas Hacendarios		13,316		32,839		46,155
Analista Especializado en Proyectos		12,492		32,557		45,049
Especialista Técnico		12,040		32,359		44,399
Especialista en Proyectos Técnicos		11,577		32,165		43,742
Especialista Hacendario		11,137		31,998		43,135
Técnico Medio		10,677		31,817		42,494
Analista Contable		10,204		31,631		41,835
Técnico Contable		9,704		31,472		41,176
Técnico Medio Contable		9,204		31,313		40,517
Auxiliar Técnico Contable		8,709		31,154		39,863

1.-	Los límites de percepción ordinaria neta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y de base, el cual será dado a conocer por la SHCP.
3.-	No se consideran las actualizaciones anuales de sueldo al personal de mando, las cuales serán dadas a conocer por la SHCP.
4.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y de base, el cual será dado a conocer por la SHCP.
5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

6.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos del Lineamiento para el Otorgamiento de Estímulos y Gratificación, para el presente ejercicio fiscal.

7.-	En el ejercicio de los importes aquí señalados, se estará a lo establecido en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

ANEXO 23.4.1.B. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Auditor Superior de la Federación		189,126		48,371		237,497
Auditor Especial		187,261		47,978		235,239
Titular de Unidad		185,396		47,586		232,982
Director General y Homólogos	181,194	183,530	41,294	47,193	222,488	230,723
Director General Adjunto	159,319	164,878	36,847	42,817	196,166	207,695
Director de Área y Homólogos	150,076	153,094	34,668	39,846	184,744	192,940
Secretario Técnico	115,712	133,390	28,391	35,700	144,103	169,090
Coordinador de Servicios Especializados
Asesor Especializado
Coordinador Técnico de la OASF
Subdirector de Área y Homólogos	90,518	97,693	23,299	27,698	113,817	125,391
Jefe de Departamento y Homólogos	63,977	68,449	17,960	21,053	81,937	89,502
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	39,902	41,632	18,007	24,951	57,909	66,583
Coordinador de Auditores Jurídicos	39,902	41,632	18,007	24,951	57,909	66,583
Coordinador de Auditores Administrativos	39,902	41,632	18,007	24,951	57,909	66,583

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

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Auditor de Fiscalización “A”	34,814	36,322	17,664	24,460	52,478	60,782
Auditor Jurídico “A”	34,814	36,322	17,664	24,460	52,478	60,782
Auditor Administrativo “A”	34,814	36,322	17,664	24,460	52,478	60,782
Auditor de Fiscalización “B”	27,746	32,235	17,320	24,004	45,066	56,239
Auditor Jurídico “B”	27,746	32,235	17,320	24,004	45,066	56,239
Auditor Administrativo “B”	27,746	32,235	17,320	24,004	45,066	56,239
Coordinador de Analistas “A”		30,298		23,062		53,360
Secretaria Particular “A”		40,681		26,521		67,202
Operador Supervisor “A”	31,090	34,440	19,992	29,157	51,082	63,597
Secretaria Particular “B”		31,966		26,279		58,245
Operador Supervisor “B”		28,062		28,980		57,042
Operador Supervisor “C”		25,937		28,921		54,858
Supervisor de Área Administrativa		24,157		28,871		53,028
Supervisor de Área Técnica		24,157		28,871		53,028
Operador Supervisor “D”		24,157		28,871		53,028
Vigilante de la ASF		24,157		28,871		53,028
Secretaria de Director de Área		20,869		27,920		48,789
Personal Operativo de Base
Técnico Superior		15,521		40,196		55,717
Coordinador de Proyectos Especiales		15,346		40,098		55,444
Jefe de Sección Especialistas Hacendarios		14,840		39,777		54,617
Analista Especializado en Proyectos		13,836		39,369		53,205
Especialista Técnico		13,285		39,095		52,380
Especialista en Proyectos Técnicos		12,726		38,819		51,545
Especialista Hacendario		12,203		38,571		50,774
Técnico Medio		11,655		38,304		49,959
Analista Contable		11,094		38,028		49,122
Técnico Contable		10,533		37,752		48,285
Técnico Medio Contable		9,971		37,476		47,447
Auxiliar Técnico Contable		9,417		37,200		46,617

1.-	Los límites de percepción ordinaria bruta mensual, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y de base, el cual será dado a conocer por la SHCP.
3.-	No se consideran las actualizaciones anuales de sueldo al personal de mando, las cuales serán dadas a conocer por la SHCP.
4.-	No se considera el incremento en la medida de fin de año para el personal operativo de confianza y de base, el cual será dado a conocer por la SHCP.
5.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de base, en términos del Reglamento Interior de las Condiciones Generales de Trabajo de la Contaduría Mayor de Hacienda, para el presente ejercicio fiscal.

6.-

Los montos presentados en este anexo, no consideran los premios de antigüedad autorizados al personal operativo de confianza, en términos del Lineamiento para el Otorgamiento de Estímulos y Gratificación, para el presente ejercicio fiscal.

7.-	En el ejercicio de los importes aquí señalados, se estará a lo establecido en las disposiciones aplicables, incluida la Ley Federal de Remuneraciones de los Servidores Públicos.

ANEXO 23.4.2.A. LÍMITES DE LA PERCEPCIÓN EXTRAORDINARIA NETA TOTAL (pesos)

Tipos de personal	Plazas	Pago extraordinario anual unitario
		Hasta
Personal de Mando
Auditor Superior de la Federación	1	—
Auditor Especial	4	—
Titular de Unidad	5	—
Director General y Homólogos	44	—
Director General Adjunto	4	—
Director de Área y Homólogos	170	—

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

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Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	5	—
Subdirector de Área y Homólogos	373	—
Jefe de Departamento y Homólogos	561	—
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	176	74,481
Coordinador de Auditores Jurídicos	30	74,481
Coordinador de Auditores Administrativos	89	74,481
Auditor de Fiscalización “A”	241	67,022
Auditor Jurídico “A”	84	67,022
Auditor Administrativo “A”	135	67,022
Auditor de Fiscalización “B”	151	61,277
Auditor Jurídico “B”	3	61,277
Auditor Administrativo “B”	52	61,277
Coordinador de Analistas “A”	1	60,011
Secretaria Particular “A”	16	73,092
Operador Supervisor “A”	2	67,639
Secretaria Particular “B”	36	60,890
Operador Supervisor “B”	8	36,512
Operador Supervisor “C”	20	36,036
Supervisor de Área Administrativa	73	36,212
Supervisor de Área Técnica	11	36,212
Operador Supervisor “D”	7	36,212
Vigilante de la ASF	16	36,212
Secretaria de Director de Área	1	34,368
Personal Operativo de Base
Técnico Superior	37	33,537
Coordinador de Proyectos Especiales	7	33,599
Jefe de Sección Especialistas Hacendarios	7	33,794
Analista Especializado en Proyectos	6	33,309
Especialista Técnico	7	32,859
Especialista en Proyectos Técnicos	7	32,404
Especialista Hacendario	4	31,978
Técnico Medio	12	31,531
Analista Contable	26	31,074
Técnico Contable	36	30,617
Técnico Medio Contable	41	30,172
Auxiliar Técnico Contable	51	29,731

1.-	Los límites de percepción extraordinaria neta total, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y de base, el cual será dado a conocer por la SHCP.

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ANEXO 23.4.2.B. PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES (pesos)

Tipos de personal	Plazas	Pago extraordinario bruto mensual
		Hasta
Personal de Mando
Auditor Superior de la Federación	1	—
Auditor Especial	4	—
Titular de Unidad	5	—
Director General y Homólogos	44	—
Director General Adjunto	4	—
Director de Área y Homólogos	170	—
Secretario Técnico Coordinador de Servicios Especializados Asesor Especializado Coordinador Técnico de la OASF	5	—
Subdirector de Área y Homólogos	373	—
Jefe de Departamento y Homólogos	561	—
Personal Operativo de Confianza
Coordinador de Auditores de Fiscalización	176	8,867
Coordinador de Auditores Jurídicos	30	8,867
Coordinador de Auditores Administrativos	89	8,867
Auditor de Fiscalización “A”	241	7,979
Auditor Jurídico “A”	84	7,979
Auditor Administrativo “A”	135	7,979
Auditor de Fiscalización “B”	151	7,295
Auditor Jurídico “B”	3	7,295
Auditor Administrativo “B”	52	7,295
Coordinador de Analistas “A”	1	6,965
Secretaria Particular “A”	16	8,701
Operador Supervisor “A”	2	8,052
Secretaria Particular “B”	36	7,249
Operador Supervisor “B”	8	4,347
Operador Supervisor “C”	20	4,170
Supervisor de Área Administrativa	73	4,021
Supervisor de Área Técnica	11	4,021
Operador Supervisor “D”	7	4,021
Vigilante de la ASF	16	4,021
Secretaria de Director de Área	1	3,745
Personal Operativo de Base
Técnico Superior	37	3,778
Coordinador de Proyectos Especiales	7	3,762
Jefe de Sección Especialistas Hacendarios	7	3,718
Analista Especializado en Proyectos	6	3,629
Especialista Técnico	7	3,580
Especialista en Proyectos Técnicos	7	3,531
Especialista Hacendario	4	3,484
Técnico Medio	12	3,436
Analista Contable	26	3,386
Técnico Contable	36	3,336
Técnico Medio Contable	41	3,288
Auxiliar Técnico Contable	51	3,239

1.-	Las percepciones extraordinarias brutas mensuales, no consideran efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.
2.-	No se considera el incremento salarial anual al personal operativo de confianza y de base, el cual será dado a conocer por la SHCP.

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ANEXO 23.4.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA AUDITORÍA SUPERIOR DE LA FEDERACIÓN (pesos)

AUDITOR SUPERIOR DE LA FEDERACIÓN	Remuneración Total	ISR	Remuneración Neta	Mensual Neta
REMUNERACIÓN TOTAL ANUAL NETA (RTA) 1/	2,037,546	—	2,037,546	169,796
Impuesto sobre la renta retenido 2/	812,419	—	—	—
Percepción bruta anual	2,849,965	812,419	2,037,546	169,796
I. Percepciones ordinarias:	2,849,965	812,419	2,037,546	169,796
a) Sueldos y salarios:	2,269,515	653,780	1,615,735	134,645
i) Sueldo base	531,683	153,162	378,521	31,543
ii) Compensación garantizada	1,737,832	500,618	1,237,214	103,101
b) Prestaciones:	580,450	158,639	421,811	35,151
i) Aportaciones a seguridad social	82,051	—	82,051	6,838
ii) Prima vacacional	63,043	20,857	42,186	3,516
iii) Aguinaldo (sueldo base)	89,058	29,126	59,932	4,994
iv) Gratificación de fin de año (compensación garantizada)	297,065	102,123	194,942	16,245
v) Prima quinquenal (antigüedad)	4,500	1,296	3,204	267
vi) Ayuda para despensa	18,180	5,237	12,943	1,079
vii) Seguro de vida institucional	26,553	—	26,553	2,213
viii) Seguro de gastos médicos mayores	—	—	—	—
ix) Seguro de separación individualizado	—	—	—	—
x) Revisión Médica	—	—	—	—
xi) Vales de Despensa	—	—	—	—
II. Percepciones extraordinarias:	—	—	—	—
a) Estímulo por Resultado de la Evaluación del Desempeño	—	—	—	—

1/

La remuneración total anual de la máxima representación de la Auditoría Superior de la Federación, no considera efectos inflacionarios, ni la aplicación de disposiciones de carácter fiscal y de seguridad social.

2/	No se consideran las actualizaciones anuales de sueldo, las cuales serán dadas a conocer por la SHCP.
3/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

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ANEXO 23.5. SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

ANEXO 23.5.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN Y ÁREAS QUE SE TRANSFIEREN CONFORME AL ARTÍCULO OCTAVO TRANSITORIO DE LA LEY ORGÁNICA DEL PODER JUDICIAL DE LA FEDERACIÓN (pesos)

PODER JUDICIAL DE LA FEDERACIÓN

SUPREMA CORTE DE JUSTICIA DE LA NACIÓN Y ÁREAS QUE SE TRANSFIEREN CONFORME AL ARTÍCULO OCTAVO

TRANSITORIO DE LA LEY ORGÁNICA DEL PODER JUDICIAL DE LA FEDERACIÓN

LÍMITES DE LA PERCEPCIÓN ORDINARIA MENSUAL DE LOS SERVIDORES PÚBLICOS

(cifras en pesos)

	NIVEL	SUELDOS Y SALARIOS
		Mínimo		Medio		Máximo
PUESTO		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MINISTRO	1					191,657	137,582
MINISTRO (INCLUYE SEGURIDAD SOCIAL)	1					184,117	132,606
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2					171,491	124,273
COORDINADOR	3					171,327	124,165
SUBSECRETARIO GENERAL DE ACUERDOS	4					170,417	123,564
DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCION DE TRAMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5					170,101	123,355
SECRETARIO DE ACUERDOS DE SALA	6					168,876	122,547
SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA, SECRETARIO DE COMITÉS DE MINISTRAS Y MINISTROS	7	161,931	117,964			167,671	121,752
SECRETARIO DE ENLACE Y COORDINACIÓN SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	152,022	111,423	157,016	114,720	163,769	119,176
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	126,371	94,446	140,239	103,647	146,867	108,021
SUBDIRECTOR GENERAL	10	135,139	100,280			158,651	115,799
COORDINADOR ADMINISTRATIVO I ASESOR, DICTAMINADOR I, SECRETARIO AUXILIAR I	11	119,925	90,062	146,867	100,853	158,651	115,799
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	121,870	91,385			158,651	115,799
INVESTIGADOR JURISPRUDENCIAL	13	124,508	92,740	135,139	100,280	147,151	108,208
SUBSECRETARIO DE ACUERDOS DE SALA	14					119,925	89,624
SECRETARIO AUXILIAR DE PONENCIA	15	79,830	61,882	93,100	71,171	110,823	83,273
DIRECTOR DE AREA, SECRETARIO AUXILIAR DE SEGUIMIENTO DE COMITES, SECRETARIO AUXILIAR DE COMITÉS DE MINISTRAS Y MINISTROS	16	56,566	45,591	79,830	61,882	110,823	83,273
COORDINADOR ADMINISTRATIVO II, DICTAMINADOR II, SECRETARIO AUXILIAR II	17	56,566	45,591	79,830	55,621	89,084	68,360
SECRETARIO AUXILIAR DE ACUERDOS	18	56,566	45,591	70,891	55,621	89,022	68,317
ACTUARIO	19	50,282	41,158	54,798	44,351	63,268	50,280
ASISTENTE DE GESTIÓN Y SEGUIMIENTO	20	41,245	34,247	50,282	41,158	62,617	49,827
SUBDIRECTOR DE AREA	21	58,644	47,046			64,942	51,454
ASISTENTE DE MANDO SUPERIOR	22	46,419	38,548			48,519	40,187
JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23					57,041	45,921
TAQ. JUDICIAL PARLAMENTARIA	24	42,068	35,239	49,578	41,069	55,978	45,750
PROFESIONAL OPERATIVO	25	36,230	30,860	44,187	36,860	55,978	45,750
AUXILIAR DE MANDOS MEDIOS	26	45,429	37,896	47,161	39,220	50,143	41,501
SECRETARIA	27	22,074	19,633	36,457	27,552	45,738	38,046
TÉCNICO EN SEGURIDAD	28	25,303	22,193	36,261	30,884	45,733	38,044
TÉCNICO OPERATIVO	29	22,074	19,633	36,298	30,910	45,733	38,044
CHOFER DE SERVICIOS	30	20,346	18,316	32,034	27,547	45,733	38,044
TÉCNICO EN PREVISION SOCIAL, TÉCNICO EN ALIMENTOS	31	20,346	18,316	31,956	27,503	45,733	38,044
TÉCNICO ADMINISTRATIVO	32	22,074	19,633	36,382	30,977	42,068	35,239
OFICIAL DE SERVICIOS	33	18,203	16,613	20,346	18,316	22,074	19,633

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.5.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN Y ÁREAS QUE SE TRANSFIEREN CONFORME AL ARTÍCULO OCTAVO TRANSITORIO DE LA LEY ORGÁNICA DEL PODER JUDICIAL DE LA FEDERACIÓN (pesos)

PODER JUDICIAL DE LA FEDERACIÓN

SUPREMA CORTE DE JUSTICIA DE LA NACIÓN Y ÁREAS QUE SE TRANSFIEREN CONFORME AL ARTÍCULO OCTAVO TRANSITORIO DE LA LEY ORGÁNICA DEL PODER

JUDICIAL DE LA FEDERACIÓN

LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS

(cífras en pesos)

PUESTO	NIVEL	AGUINALDO - PRIMA VACACIONAL						ASIGNACIONES ADICIONALES
		Mínimo		Medio		Máximo		Mínimo		Medio		Máximo
		BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO	BRUTO	NETO
MINISTRO	1					437,527	288,653
MINISTRO (INCLUYE SEGURIDAD SOCIAL)	1					422,293	278,805
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO GENERAL DE LA PRESIDENCIA, COORDINADOR GENERAL DE ASESORES DE LA PRESIDENCIA, OFICIAL MAYOR, CONTRALOR	2					386,983	255,931					171,491	113,184
COORDINADOR	3					386,746	257,044					171,327	113,076
SUBSECRETARIO GENERAL DE ACUERDOS	4					386,281	256,749					170,417	112,475
DIRECTOR GENERAL, TITULAR DE UNIDAD GENERAL, SECRETARIO DE LA SECCION DE TRAMITE DE CONTROVERSIAS CONSTITUCIONALES Y DE ACCIONES DE INCONSTITUCIONALIDAD, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR DE PONENCIA, SECRETARIO DE ESTUDIO Y CUENTA COORDINADOR	5					384,373	256,257					170,101	112,267
SECRETARIO DE ACUERDOS DE SALA	6					382,639	255,131					168,876	111,458
SECRETARIO DE ESTUDIO Y CUENTA (DE PONENCIA), SECRETARIO DE ESTUDIO Y CUENTA, SECRETARIO DE COMITÉS DE MINISTRAS Y MINISTROS	7	365,629	244,033			379,770	253,260	161,931	106,875			167,671	110,663
SECRETARIO DE ENLACE Y COORDINACIÓN SECRETARIO PARTICULAR DE MANDO SUPERIOR	8	346,732	237,619	358,648	229,907	373,457	247,197	152,022	100,335	157,016	103,631	163,769	108,087
SECRETARIO DE ESTUDIO Y CUENTA ADJUNTO	9	285,055	189,963	317,039	210,683	333,951	221,633	126,371	83,453	140,239	92,558	146,867	96,932
SUBDIRECTOR GENERAL	10	306,109	203,614			362,703	240,244	135,139	89,191			158,651	104,710
ASESOR, COORDINADOR ADMINISTRATIVO I, DICTAMINADOR I, SECRETARIO AUXILIAR I	11	268,725	179,443	333,951	205,030	362,703	240,244	119,925	79,327	146,867	96,932	158,651	104,710
SECRETARIO DE SEGUIMIENTO DE COMITÉS	12	274,238	183,004			362,703	240,244	121,870	80,572			158,651	104,710
INVESTIGADOR JURISPRUDENCIAL	13	279,692	186,443	306,109	203,614	334,180	221,779	124,508	82,233	135,139	89,191	147,151	97,120
SUBSECRETARIO DE ACUERDOS DE SALA	14					268,766	179,416					359,774	237,899
SECRETARIO AUXILIAR DE PONENCIA	15	174,928	119,225	205,980	139,009	248,270	166,232	239,489	161,830	279,299	186,512	332,468	220,393
DIRECTOR DE AREA, SECRETARIO AUXILIAR DE SEGUIMIENTO DE COMITÉS SECRETARIO AUXILIAR DE COMITES DE MINISTRAS Y MINISTROS	16	118,510	82,765	174,928	119,225	248,270	166,232	169,697	117,732	239,489	161,830	332,468	220,393
COORDINADOR ADMINISTRATIVO II. DICTAMINADOR II, SECRETARIO AUXILIAR II	17	118,510	82,765	174,928	105,420	196,285	132,825	169,697	117,732	239,489	161,830	267,251	179,042
SECRETARIO AUXILIAR DE ACUERDOS	18	118,510	82,765	153,411	105,420	196,135	132,729	169,697	117,732	212,672	145,202	267,066	178,927
ACTUARIO	19	103,358	72,995	114,308	80,039	134,757	93,309	150,845	105,383	164,394	114,231	189,804	131,002
ASISTENTE DE GESTlÓN Y SEGUIMIENTO	20	81,267	59,424	103,358	72,995	133,507	92,504	123,736	88,466	150,845	105,383	187,850	129,713
SUBDIRECTOR DE AREA	21	123,263	86,022			138,823	96,147	175,933	121,848			194,825	134,136
ASISTENTE DE MANDO SUPERIOR	22	94,056	67,743			98,736	70,642	139,256	98,608			145,558	102,638
JEFE DE DEPARTAMENTO, AYUDANTE DE COMEDOR	23					119,465	83,553					171,123	118,672
TAQ JUDICIAL PARLAMENTARIA	24	85,983	62,264	103,402	72,886	119,173	82,668	126,203	90,333	148,733	104,611	167,935	116,683
PROFESIONAL OPERATIVO	25	70,868	52,392	91,146	65,446	119,173	82,668	108,690	79,280	132,560	94,371	167,935	116,683
AUXILIAR DE MANDOS MEDIOS	26	93,072	66,620	97,328	69,245	104,770	73,693	136,288	96,809	141,483	100,109	150,430	105,621
SECRETARIA	27	38,870	31,052	71,306	46,273	94,926	67,775	66,222	51,424	109,371	79,712	137,214	97,327
TECNICO EN SEGURIDAD	28	46,248	36,051	71,051	52,520	94,891	67,754	75,908	58,629	108,783	79,338	137,198	97,318
TECNICO OPERATIVO	29	38,870	31,052	71,174	52,603	94,891	67,754	66,222	51,424	108,893	79,407	137,198	97,318
CHOFER DE SERVICIOS	30	34,786	27,979	61,596	46,223	94,891	67,754	61,037	47,584	96,103	71,397	137,198	97,318
TECNICO EN PREVISION SOCIAL, TECNICO EN ALIMENTOS	31	34,786	27,979	61,209	45,969	94,891	67,754	61,037	47,584	95,868	71,275	137,198	97,318
TECNICO ADMINISTRATIVO	32	38,870	31,052	70,964	52,450	85,983	62,264	66,222	51,424	109,147	79,570	126,203	90,333
OFICIAL DE SERVICIOS	33	30,326	24,639	34,786	27,979	38,870	31,052	54,609	42,832	61,037	47,584	66,222	51,424

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.5.3. REMUNERACIÓN NOMINAL ANUAL DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

REMUNERACIÓN NOMINAL ANUAL 2026 DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN DE CONFORMIDAD CON EL ARTÍCULO 7o. TRANSITORIO DEL DECRETO POR EL QUE SE REFORMAN, ADICIONAN Y DEROGAN DIVERSAS DISPOSICIONES DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, EN MATERIA DE REFORMA DEL PODER JUDICIAL (pesos)

PODER JUDICIAL DE LA FEDERACIÓN

SUPREMA CORTE DE JUSTICIA DE LA NACIÓN

REMUNERACIÓN NOMINAL ANUAL 2026 DE LOS MINISTROS DE LA SUPREMA CORTE DE JUSTICIA DE LA NACIÓN DE CONFORMIDAD CON EL ARTÍCULO 7o. TRANSITORIO DEL DECRETO POR EL QUE SE REFORMAN, ADICIONAN Y DEROGAN DIVERSAS DISPOSICIONES DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, EN MATERIA DE REFORMA DEL PODER JUDICIAL.

Pesos

MINISTRO
REMUNERACIÓN NOMINAL ANUAL NETA	2,071,647
Impuesto sobre la renta retenido	805,641
REMUNERACIÓN NOMINAL ANUAL BRUTA	2,877,288
a) Sueldos y salarios:	2,299,881
i) Sueldo base	637,968
ii) Compensación garantizada o de apoyo	1,587,513
iii) Prestaciones de previsión social e inherentes al cargo	74,400
b) Prestaciones:	577,407
i) Aportaciones a seguridad social	N/A
ii) Ahorro solidario (Art. 100 Ley del ISSSTE)	N/A
iii) Prima vacacional	61,819
iv) Aguinaldo (sueldo base y compensación garantizada)	375,708
v) Gratificación de fin de año (comp. Garantizada)	N/A
vi) Prima quinquenal (antigüedad)	N/A
vii) Ayuda de despensa	N/A
viii) Seguro de vida institucional	19,139
ix) Seguro colectivo de retiro	N/A
x) Seguro de gastos médicos mayores	53,302
xi) Seguro de separación individualizado	67,439
xii) Estímulo día de la madre / padre	N/A

N/A: No aplicable.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6. ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL

ANEXO 23.6.1. LÍMITES DE LA PERCEPCIÓN ORDINARIA NETA MENSUAL DE LOS SERVIDORES PÚBLICOS DEL ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL (pesos)

PODER JUDICIAL DE LA FEDERACIÓN

CONSEJO DE LA JUDICATURA FEDERAL

ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL

LÍMITE DE LA PERCEPClÓN ORDINARIA MENSUAL

SUELDOS Y SALARIOS MENSUAL NETO

(cifras en pesos)

DESCRIPCIÓN	NIVEL	PERCEPCIONES NETAS
		SUELDOS Y SALARIOS
		Mínimo	Medio	Máximo
CONSEJERA/ CONSEJERO	2			204,970
TITULAR DE ORGANO AUXILIAR	3			122,549
VISITADORA/ VISITADOR JUDICIAL A	5			122,104
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6			152,578
TITULAR DE UNIDAD	6A			122,655
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, COORDINADORA/ COORDINADOR GENERAL DE PLANEACIÓN INSTITUCIONAL, SECRETARIA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CONSEJO DE LA JUDICATURA FEDERAL	6B			122,662
COORDINADORA ACADÉMICA/ COORDINADOR ACADÉMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD	7A			122,444
JUEZA/ JUEZ DE DISTRITO	7			139,257
SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSEJERA(O)	8A			122,125
DIRECTORA/ DIRECTOR GENERAL, COORDINADORA/ COORDINADOR GENERAL, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL	8			122,292
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO DE PONENCIA DE CONSEJERA(O)	9B	111,540	118,484
SECRETARIA TÉCNICA AA/ SECRETARIO TÉCNICO AA DE COMISION PERMANENTE	9C	107,846	113,650
TITULAR DE UNIDAD ADMINISTRATIVA	9			113,900
VISITADORA/ VISITADOR JUDICIAL B	10			112,282
REPRESENTANTE DEL CJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DEL SINDICATO DE TRABAJADORES DEL PJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA A/ SECRETARIO TÉCNlCO A	11	97,708		105,362
COORDINADORA/ COORDINADOR DE ÁREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADORA/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	81,947	87,808	93,773
RESPONSABLE DE ARCHIVOS JUDICIALES	12A			81,075
SECRETARIA/ SECRETARIO DE TRIBUNAL, ASISTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, DELEGADA/ DELEGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE TRIBUNAL	13A			78,717
EVALUADORA/ EVALUADOR	13B			76,269
ASISTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO DE JUZGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO, SECRETARIA/ SECRETARIO DE INSTRUCCIÓN DE LOS JUZGADOS LABORALES	13C			72,790
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, FACILITADORA/ FACILITADOR SECRETARIA/ SECRETARIO DE APOYO B	13			70,097
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14		56,946	70,097
SECRETARIA/ SECRETARIO DE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, ASESORA ESPECIALIZADA/ ASESOR ESPECIALIZADO, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO	15			67,297
SECRETARIA/ SECRETARIO PARTICULAR, COORDINADORA/ COORDINADOR DE GESTIÓN	16			66,817
DEFENSORA PÚBLICA/ DEFENSOR PÚBLICO, ASESORA JURÍDICA/ ASESOR JURÍDICO	16A			64,191
ASESORA/ ASESOR, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LÍDER DE PROYECTO, COORDINADORA TÉCNICA/ COORDINADOR TÉCNICO, DIRECTORA/ DIRECTOR DE CENDI	20	49,296	53,707	56.946
DELEGADA ADMINISTRATIVA/ DELEGADO ADMINISTRATIVO	20A		42,796	49,296
COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN Y RESGUARDO DE ARCHIVOS JUDICIALES	21B		40,236	48,802
SUBDIRECTORA/ SUBDIRECTOR DE ÁREA, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA TÉCNICA A/ COORDINADOR TÉCNICO A, ACTUARIA/ ACTUARIO JUDICIAL, ACTUARIA/ACTUARIO DE LA COM. CONF. LAB. PJF. PERITA/ PERITO MÉDICO	21	38,820	42,796	47,138
SECRETARIA/ SECRETARIO PARTICULAR DE MAGISTRADA/ MAGISTRADO DE CIRCUITO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A			37,240
COORDINADORA/ COORDINADOR DE ORGANIZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECCIÓN CIVIL, COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVISTICO JUDICIAL	21C	32,990	33,671	36,852
JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDITORA/ AUDITOR, DICTAMINADORA/ DICTAMINADOR, COORDINADORA TÉCNICA B/ COORDINADOR TÉCNICO B, COORDINADORA/ COORDINADOR DE AYUDA Y SEGURIDAD	24	33,055	33,249	33,791
COORDINADORA TÉCNICA ADMINISTRATIVA/ COORDINADOR TÉCNICO ADMINISTRATIVO	24A		33,297	33,388
PROFESIONAL OPERATIVA/ OPERATIVO	25A	29,838
PROFESIONAL OPERATIVA/ OPERATIVO	25A M2		30,379
SECRETARIA/ SECRETARIO	25B	26,635

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

PODER JUDICIAL DE LA FEDERAClÓN

CONSEJO DE LA JUDICATURA FEDERAL

ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL

LÍMITE DE LA PERCEPClÓN ORDINARIA MENSUAL

SUELDOS Y SALARIOS MENSUAL NETO

(cifras en pesos)

DESCRIPCIÓN	NIVEL	PERCEPCIONES NETAS
		SUELDOS Y SALARIOS
		Mínimo	Medio	Máximo
TAQUÍGRAFA/ TAQUÍGRAFO JUDICIAL PARLAMENTARIA(O), TÉCNICA/ TÉCNICO DE ENLACE ADMINISTRATIVO OCC, ASISTENTE ADMINISTRATIVA/ ADMINISTRATIVO, TÉCNICA/ TÉCNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD, OFICIAL JUDICIAL A	25			32,790
AUXILIAR DE ACTUARIA/ ACTUARIO, NOTIFICADORA/NOTIFICADOR DE UNC AUXILIAR DE SALA, OFICIAL JUDICIAL B	26			30,843
TÉCNICA/ TÉCNICO EN PROTECCIÓN CIVIL OFICIAL JUDICIAL D	27A		21,482	29,838
OFICIAL ADMINISTRATIVA/ ADMINISTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO, TÉCNICA/ TÉCNICO DE VIDEOGRABACIÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR, OFICIAL JUDICIAL C,	27			29,264
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	21,482	22,899	26,590
SECRETARIA EJECUTIVA A/ SECRETARIO EJECUTIVO A, AUXILIAR DE EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI, TÉCNICA/ TÉCNICO DE SERVICIO A,	28			26,121
TÉCNICA OPERATIVA/ TÉCNICO OPERATIVO	28B	19,022	21,509	24,047
ANALISTA A	29A			21,470
SECRETARIA A/ SECRETARIO A, ANALISTA	29			21,046
TÉCNICA ESPECIALIZADA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMINISTRATIVO, OFICIAL JUDICIAL E	30			20,390
ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31			19,685
AUXILIAR DE SERVICIOS GENERALES, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS, TÉCNICA/ TÉCNICO DE SERVICIO B, OFICIAL DE SERVICIOS Y MANTENIMIENTO	32		17,231	18,565
CONDUCTORA/ CONDUCTOR	33A			17,766
OFICIAL DE SERVICIOS	33B		16,108	16,538
OFICIAL JUDICIAL E	34			13,183

Estímación que se cálcula de forma mensual conforme al artículo 96 de la Ley del Impuesto Sobre la Renta

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DEL ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL (pesos)

PODER JUDICIAL DE LA FEDERAClÓN

CONSEJO DE LA JUDICATURA FEDERAL

ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL

LÍMITES DE LAS PERCEPCIONES ANUALES

AGUINALDO, PRIMA VACACIONAL, PAGO POR RIESGO Y ASIGNACIÓN ADICIONAL NETA

(cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL			PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		Mínimo	Medio	Máximo		Mínimo	Medio	Máximo
CONSEJERA/ CONSEJERO	2			445,489	416,802
TITULAR DE ÓRGANO AUXILIAR	3			257,418				350,839
VISITADORA/ VISITADOR JUDICIAL A	5			256,370				349,504
MAGISTRADA/ MAGISTRADO DE CIRCUITO	6			291,422	474,599
TITULAR DE UNIDAD	6A			251,782				348,607
VOCAL, SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO, COORDINADORA/ COORDINADOR GENERAL DE PLANEACIÓN INSTITUCIONAL SECRETARIA/ SECRETARIO GENERAL DE LA PRESIDENCIA DEL CONSEJO DC LA JUDICATURA FEDERAL	6B			245,999				346,186
COORDINADORA ACADEMICA / COORDINADOR ACADÉMICO, COORDINADORA/ COORDINADOR DE SEGURIDAD	7A			240,122				343,543
JUEZA/ JUEZ DE DISTRITO	7			261,695	424,562
SECRETARIA TÉCNICA COORDINADORA/ SECRETARIO TÉCNICO COORDINADOR DE PONENCIA DE CONSJERAI(O)	8A			233,087				341,209
DIRECTORA/ DIRECTOR GENERAL, COORDINADORA/ COORDINADOR GENERAL, COORDINADORA/ COORDINADOR DE ADMINISTRACIÓN REGIONAL	8			225,416				338,955
SECRETARIA TÉCNICA/ SECRETARIO TÉCNICO DE PONENCIA DE CONSEJERA(O)	9B	209,367	213,142			315,899	336,733
SECRETARIA TÉCNICA AA/ SECRETARIO TÉCNICO AA DE COMISON PERMANENTE	9C	209,367	209,454			304,817	322,229
TITULAR DE UNlDAD ADMINISTRATIVA	9			207,175				321,735
VISITADORA/ VISITADOR JUDICIAL B	10			219,806				301,603
REPRESENTANTE DEL CJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, REPRESENTANTE DEL SINDICATO DE TRABAJADORES DEL PJF ANTE LA COMISIÓN DE CONFLICTOS LABORALES DEL PJF, SECRETARIA TÉCNICA A/ SECRETARIO TÉCNICO A	11	186,015		200,686		257,073		279,802
COORDINADORA/ COORDINADOR DE AREAS, ADMINISTRADORA/ ADMINISTRADOR REGIONAL A, ADMINISTRADORA/ ADMINISTRADOR DE CENTRO DE JUSTICIA PENAL FEDERAL	12	157,300	169,359	180,768		215,106	231,653	248,496
RESPONSABLE DE ARCHIVOS JUDCIALES	12A			160,200				212,643
SECRETARIA/ SECRETARIO DE TRIBUNAL, ASSTENTE DE CONSTANCIAS Y REGISTRO DE TRIBUNAL DE ALZADA, DELEGADA/ DELEGADO, SECRETARIA/ SECRETARIO PROYECTlSTA DE TRIBUNAL	I3A			150,917				205,986
EVALUADORA/ EVALUADOR	13B			146,289				199,072
ASIlSTENTE DE CONSTANCIAS Y REGISTRO DE JUEZA/ JUEZ DE CONTROL O JUEZA/ JUEZ DE ENJUICIAMIENTO, SECRETARIA/ SECRETARIO DE JUZGADO, SECRETARIA/ SECRETARIO PROYECTISTA DE JUZGADO, SECRETARIA/ SECRETARIO DE INSTRUCCION DE LOS JUZGADOS LABORALES	13C			138,610				189,572
SUPERVISORA/ SUPERVISOR, DIRECTORA/ DIRECTOR DE ÁREA, FACILITADORA/ FACILITADOR SECRETARIA/ SECRETARIO DE APOYO B	13			131,522				182,418
ADMINISTRADORA/ ADMINISTRADOR REGIONAL	14		103,912	131,522			147,473	182,418
SECRETARIA/ SECRETARIO DE LA COMISION DE CONFLICTOS LABORALES DEL PJF, ASESORA ESPECIALIZADA/ ASESOR ESPECIALIZADO, COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO	15			125,628				174,976
SECRETARIA/ SECRETARIO PARTICULAR COORDINADORA/ COORDINADOR DE GESTlÓN	16			124,618				173,701
DEFENSORA PÚELICA/ DEFENSOR PÚBLICO ASESORA JURÍDICA/ ASESOR JURIDICO	16A			113,892				166,723
ASESORA/ ASESOR COORDINADORA ESPECIALIZADA/ COORDINADOR ESPECIALIZADO DE PROYECTOS LIDERESA/ LÍDER DE PROYECTO, COORDINADORA TÉCNICA/ COORDINATOR TÉCNICO, DIRECTORA/ DIRECTOR DE CENDI	20	87,357	96,884	103,912		126,751	138,866	147,473
DELEGADA ADMlNISTRATIVA/ DELEGADO ADMlNlSTRATIVO	20A		73,384	87,357			108,658	126,751
COORDlNADORA/ COORDINADOR DE ADMINISTRACION Y RESGUARDO DE ARCHIVOS JUDICIALES	21B		70,711	88,965			102,658	125,353

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

CONSEJO DE LA JUDICATURA FEDERAL

ÓRGANO DE ADMINISTRAClÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL

LÍMITES DE LAS PERCEPCIONES ANUALES

AGUINALDO, PRIMA VACACIONAL, PAGO POR RIESGO Y ASIGNACIÓN ADICIONAL NETA

(cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL			PAGO POR RIESGO	ASIGNACIONES ADICIONALES
		Mínimo	Medio	Máximo		Mínimo	Medio	Máximo
SUBDIRECTORA/ SUBDIRECTOR DE ÁREA, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN A, JEFA/JEFE DE UNIDAD DE NOTIFICADORES COMÚN, COORDINADORA TÉCNICA A/ COORDINADOR TÉCNICO A, ACTUARIA/ ACTUARIO JUDICIAL, ACTUARIA/ACTUARIO DE LA COM, CONF, LAB, PJF, PERITA/ PERITO MÉDICO	21	66,159	73,384	82,556		99,129	108,658	120,646
SECRETARIA/ SECRETARIO PARTICULAR DE MAGlSTRADA/ MAGISTRADO DE ClRCUlTO, SECRETARIA/ SECRETARIO PARTICULAR DE JUEZA/ JUEZ DE DISTRITO	21A			62,889				95,194
COORDINADORA/ COORDINADOR DE ORGANlZACIÓN DE ARCHIVOS JUDICIALES, COORDINADORA/ COORDINADOR DE PROTECClON CIVIL, COORDINADORA/ COORDINADOR DE MANTENIMIENTO DEL CENTRO ARCHIVISTICO JUDICIAL	21C	58,060	58,840	64,544		84,805	86,381	94,227
JEFA/ JEFE DE DEPARTAMENTO, JEFA/ JEFE DE SEGURIDAD REGIONAL, JEFA/ JEFE DE OFICINA DE CORRESPONDENCIA COMÚN B, AUDlTORA/ AUDITOR, DICTAMINADORA/ DlCTAMINAOOR, COORDINADORA TÉCNICA B/ COORDINADOR TÉCNICO B, COORDINADORA/COORDINADOR DE AYUDA Y SEGURIDAD	24	55,900	56,119	57,038		84,765	85,249	86,598
COOROINADORA TECNICA ADMINISTRATIVA/ COOROINADOR TECNICO ADMINSTRATIVO	24A		56,218	56,200			85,367	85,595
PROFESlONAL OPERATIVA/ OPERATIVO	25A	50,292				76,751
PROFESIONAL OPERATIVA/OPERATIVO	25A M2		50,448				78,099
SECRETARIA/ SECRETARIO	25B	44,523				69,269
TAQUIGRAFA/ TAQUIGRAFO JUDlCIAL PARIAMENTARIA(O), TECNICA/ TECNICO DE ENLACE ADMINISTRATIVO OCC, ASlSTENTE ADMINISTRATIVA/ ADMlNlSTRATIVO, TECNICA/ TÉCNICO DE ENLACE, JEFA/ JEFE DE GRUPO DE SEGURIDAD, OFICIAL JUDICIAL A	25			56,163				84,106
AUXILIAR DE ACTUARlA/ ACTUARlO, NOTIFICADORA/ NOTIFICADOR DE UNC AUXILIAR DE SALA, OFICIAL JUDCIAL B	26			49,037				79,254
TECNICA/ TECNICO EN PROTECCIÓN CIVIL OFICIAL JUDICIAL D	27A		34,609	50,292			56,614	76,751
OFICIAL AOMINISTRATIVA/ ADMlNlSTRATIVO, OFICIAL DE PARTES, ANALISTA ESPECIALIZADA/ ESPECIALIZADO. TÉCNICA/ TÉCNICO DE VIDEOGRABAClÓN, ENFERMERA ESPECIALIZADA/ ENFERMERO ESPECIALIZADO, EDUCADORA/ EDUCADOR, OFICIAL JUDICIAL C,	27			49,057				75,374
TÉCNICA/ TÉCNICO EN SEGURIDAD	28A	34,609	35,707	44,211		56,614	60,382	69,137
SECRETARIA EJECUTIVA/ SECRETARIO EJECUTIVO A, AUXILIAR DE EDUCACIÓN, CONDUCTORA/ CONDUCTOR DE FUNCIONARIA/ FUNCIONARIO, CONDUCTORA/ CONDUCTOR DE SERVICIOS, OFICIAL DE SEGURIDAD, PROFESIONAL EN PREPARACIÓN DE ALIMENTOS CENDI, TÉCNICA/ TÉCNICO DE SERVICIO A,	28			42,962				68,016
TÉCNICA OPERATlVA/ TÉCNICO OPERATIVO	28B	29,812	34,781	39,402		49,692	56,722	63,224
ANALISTA A	29A			34,465				56,548
SECRETARIA A/ SECRETARIO A, ANALISTA	29			33,310				55,267
TÉCNICA ESPEOAUZAOA/ TÉCNICO ESPECIALIZADO, TÉCNICA ADMINISTRATIVA/ TÉCNICO ADMlNlSTRATIVO, OFICÍAL JUDICIAL E	30			32,010				53,417
ANALISTA ADMINISTRATIVA/ ADMINISTRATIVO	31			30,611				51,424
AUXILIIAR DE SERVICIOS GENERALES, PROFESIONAL EN PREPARACIÓN DE AUMENTOS, TÉCNICA/ TÉCNICO DE SERVICIO B, OFlClAL DE SERVICIOS Y MANTENIMIENTO	32		25,386	28,395			44,402	48,265
CONDUCTORA/ CONDUCTOR	33A			26,864				46,024
OFICIAL DE SERVICIOS	33B		23,710	24,114			41,526	42,574
OFICIAL JUDICIAL E	34			18,137				33,767

* Estímación que se cálcula de forma mensual conforme al artículo 96 de la Ley del Impuesto Sobre la Renta

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.6.3. REMUNERACIÓN TOTAL ANUAL 2026 DE LOS CONSEJEROS DEL ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL (pesos)

PODER JUDICIAL DE LA FEDERACIÓN

CONSEJO DE LA JUDICATURA FEDERAL

ÓRGANO DE ADMINISTRACIÓN JUDICIAL / TRIBUNAL DE DISCIPLINA JUDICIAL

REMUNERACIÓN TOTAL ANUAL 2026

Pesos

RTA	CONSEJERA/ CONSEJERO
REMUNERACIÓN TOTAL ANUAL NETA	3,823,619
IMPUESTO SOBRE LA RENTA RETENIDO	1,705,832
REMUNERACIÓN TOTAL ANUAL BRUTA	5,529,451
a) Sueldos y salarios:	3,525,393
i) Sueldo base	620,230
ii) Compensación garantizada	2,816,856
iii) Prestaciones nominales	88,307
b) Prestaciones:	1,364,141
i) Aportaciones a seguridad social	82,051
ii) Ahorro solidario (Articulo 100 Ley del ISSSTE)	26,475
iii) Prima vacacional	95,475
iv) Aguinaldo (sueldo base y compensación garantizada)	582,864
v) Prima quinquenal (antigüedad)	18,360
vi) Ayuda para despensa	N/A
vii) Seguro de vida institucional	29,559
viii) Seguro colectivo de retiro	146
b) Prestaciones por CGT y otros:
ix) Asignaciones Adicionales	N/A
x) Ayuda económica para protección y seguridad en el traslado de Titulares de Órganos Jurisdiccionales	N/A
xi) Ayuda de Traslado	N/A
xii) Estimulo por antigüedad	2,383
xiii) Estimulo del dia de la madre/padre	N/A
xiv) Seguro de gastos médicos mayores	6,057
xv) Seguro de separación Individualizado	520,771
c) Pago por riesgo	639,917

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7. TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN

ANEXO 23.7.1. LÍMITES DE LOS SUELDOS Y SALARIOS MENSUALES NETOS DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (pesos)

PRESUPUESTO ANALÍTICO DE PLAZAS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN
SUELDOS Y SALARIOS MENSUAL NETO
(cifras en pesos)

		SUELDOS Y SALARIOS MENSUAL
DESCRIPCIÓN	NIVEL	MÍNIMO	MEDIO	MÁXIMO
MAGISTRADO DE SALA SUPERIOR	1			168,514
MAGISTRADO DE SALA REGIONAL	3	—	—	146,451
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO, COORDINADOR GENERAL DE LA OFICINA DE LA PRESIDENCIA	4			124,388
SECRETARIO INSTRUCTOR, SUBSECRETARIO GENERAL DE ACUERDOS	5	—	—	122,819
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL, SECRETARIO TÉCNICO DE IGUALDAD E INCLUSIÓN, TITULAR DE LA DEFENSORIA PÚBLICA ELECTORAL ESPECIALIZADA EN LA ATENCIÓN DE ASUNTOS DE VIOLENCIA POLÍTICA EN RAZÓN DE GÉNERO	6			121,313
SECRETARIO DE ESTUDIO Y CUENTA	7	85,445	105,429	113,174
SECRETARIO DE TESIS	8	—	—	102,372
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO, SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	77,248	88,852	102,372
SECRETARIO PARTICULAR DE MAGISTRADO DE SALA SUPERIOR	10			100,796
SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I, DICTAMINADOR	11	79,287	82,141	89,137
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES, TITULAR DE OFICINA DE ACTUARIOS	12	71,814	79,792	90,972
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES, DEFENSOR, DELEGADO ADMINISTRATIVO	13	55,463	63,380	74,676
PROFESOR INVESTIGADOR II	14			61,420
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECIALISTA TIC’S, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO l	15	41,063	49,732	58,662
SECRETARIO AUXILIAR	16			45,931
ACTUARIO	17			45,283
SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL, TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	36,652	41,063	44,809
ACTUARIO REGIONAL, SECRETARIO DE APOYO JURÍDICO REGIONAL	19			40,978
AUXILIAR JURÍDICO, JEFE DE DEPARTAMENTO, SECRETARIA DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	31,339	34,500	36,475
AUXILIAR DE MANDOS MEDIOS, DISEÑADOR WEB, ASISTENTE DE MANDO SUPERIOR	21	31,339	33,081	34,787
PROFESIONAL OPERATIVO	22	26,228	30,277	34,297
SECRETARIA	24	20,133	23,597	31,139
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR, OFICIAL DE PARTES REGIONAL	25	18,639	25,257	30,407
TÉCNICO EN ALIMENTOS, OFICIAL	26	15,322	18,639	26,026
OFICIAL DE APOYO, CHOFER DE SERVICIOS	28	15,235	18,529	23,597
OFICIAL DE SERVICIOS	29	14,402	15,655	16,748

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.7.2. LÍMITES DE LA PERCEPCIÓN ORDINARIA ANUAL DE LOS SERVIDORES PÚBLICOS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN (pesos)

PRESUPUESTO ANALÍTICO DE PLAZAS DEL TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN AGUINALDO, PRIMA VACACIONAL, PAGO POR RIESGO Y ASIGNACIONES ADICIONALES NETOS ANUALES (cifras en pesos)

DESCRIPCIÓN	NIVEL	AGUINALDO - PRIMA VACACIONAL			PAGO POR RIESGO*	ASIGNACIONES ADICIONALES
		MÍNIMO	MEDIO	MÁXIMO		MÍNIMO	MEDIO	MÁXIMO
MAGISTRADO DE SALA SUPERIOR	1			378,608	—
MAGISTRADO DE SALA REGIONAL	3			327,201	—
SECRETARIO GENERAL DE ACUERDOS, SECRETARIO ADMINISTRATIVO, COORDINADOR GENERAL DE LA OFICINA DE LA PRESIDENCIA	4			275,274				347,398
SECRETARIO INSTRUCTOR, SUBSECRETARIO GENERAL DE ACUERDOS	5			271,580				342,689
SECRETARIO TÉCNICO DE LA PRESIDENCIA, DIRECTOR GENERAL, TITULAR DE LA DEFENSORÍA PÚBLICA ELECTORAL, VISITADOR, CONTRALOR INTERNO DEL T.E.P.J.F., DIRECTOR DE LA ESCUELA JUDICIAL ELECTORAL, SECRETARIO TÉCNICO DE IGUALDAD E INCLUSIÓN, TITULAR DE LA DEFENSORIA PÚBLICA ELECTORAL ESPECIALIZADA EN LA ATENCIÓN DE ASUNTOS DE VIOLENCIA POLÍTICA EN RAZÓN DE GÉNERO	6			268,037				338,173
SECRETARIO DE ESTUDIO Y CUENTA	7	172,256	218,380	236,609		231,400	290,100	313,336
SECRETARIO DE TESIS	8			210,324				279,831
JEFE DE UNIDAD, SECRETARIO TÉCNICO DE COMISIONADO, SECRETARIO TÉCNICO DEL SECRETARIO ADMINISTRATIVO	9	152,896	179,026	210,324		207,226	239,990	279,831
SECRETARIO PARTICULAR DE MAGISTRADO DE SALA SUPERIOR	10	—		204,913				275,102
SECRETARIO TÉCNICO DE MANDO SUPERIOR, PROFESOR INVESTIGADOR I, DICTAMINADOR	11	162,564	169,058	184,855		212,980	221,038	240,794
SECRETARIO DE ACUERDOS DE SALA REGIONAL, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL COORDINADOR, SECRETARIO DE ESTUDIO Y CUENTA REGIONAL, TITULAR DE ARCHIVO JURISDICCIONAL, TITULAR DE OFICIALIA DE PARTES, TITULAR DE OFICINA DE ACTUARIOS	12	143,213	160,762	185,105		188,214	211,965	246,253
SECRETARIO EJECUTIVO REGIONAL, DIRECTOR DE ÁREA, TITULAR DE LA UNIDAD ESPECIALIZADA EN INTEGRACIÓN DE EXPEDIENTES, DEFENSOR, DELEGADO ADMINISTRATIVO	13	107,987	126,085	150,885		144,987	167,251	197,638
PROFESOR INVESTIGADOR II	14			120,664				160,815
SECRETARIO DE APOYO, CAPACITADOR, PEDAGOGO, ESPECIALISTA TIC’S, COMUNICÓLOGO, TITULAR DEL SECRETARIADO TÉCNICO REGIONAL, SECRETARIO PARTICULAR DE MAGISTRADO DE SALA REGIONAL, SECRETARIO AUXILIAR DE PLENO DE LA SALA REGIONAL, INVESTIGADOR, AUDITOR ESPECIALIZADO, COORDINADOR ADMINISTRATIVO I	15	75,280	95,201	114,492		104,762	129,757	153,487
SECRETARIO AUXILIAR	16			86,097				118,395
ACTUARIO	17			84,662				116,565
SUBDIRECTOR DE ÁREA, TITULAR DE ARCHIVO JURISDICCIONAL REGIONAL, TITULAR DE OFICIALÍA DE PARTES REGIONAL, TITULAR DE OFICINA DE ACTUARIOS REGIONAL, COORDINADOR ADMINISTRATIVO II	18	66,902	75,281	83,586		94,318	104,763	115,222
ACTUARIO REGIONAL, SECRETARIO DE APOYO JURÍDICO REGIONAL	19	—		74,990				104,401
AUXILIAR JURÍDICO, JEFE DE DEPARTAMENTO, SECRETARIA DE OFICINA DE MAGISTRADO, AUDITOR ADMINISTRATIVO, COORDINADOR ADMINISTRATIVO III	20	56,691	63,381	67,682		81,118	89,189	94,351
AUXILIAR DE MANDOS MEDIOS, DISEÑADOR WEB, ASISTENTE DE MANDO SUPERIOR	21	56,691	60,299	64,010		81,118	85,493	89,945
PROFESIONAL OPERATIVO	22	47,468	55,450	63,365		69,276	79,109	89,125
SECRETARIA	24	35,541	42,566	57,848		55,421	63,526	81,702
TÉCNICO OPERATIVO, AUXILIAR DE AUDITOR, OFICIAL DE PARTES REGIONAL	25	32,074	45,660	56,171		50,239	67,124	79,690
TÉCNICO EN ALIMENTOS, OFICIAL	26	25,014	32,074	47,306		40,379	50,239	69,084
OFICIAL DE APOYO, CHOFER DE SERVICIOS	28	24,831	31,827	42,566		40,124	49,894	63,526
OFICIAL DE SERVICIOS	29	23,531	25,707	28,096		38,082	41,343	44,681

* Corresponde al concepto de pago por riesgo

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ANEXO 23.7.3. REMUNERACIÓN TOTAL ANUAL DE LAS PERSONAS MAGISTRADAS ELECTORALES DE LA SALA SUPERIOR (pesos)

DE CONFORMIDAD CON LOS ARTÍCULOS 94, 99 Y 127 DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS; ASÍ COMO LOS ARTÍCULOS CUARTO, SÉPTIMO Y DÉCIMO TRANSITORIOS DEL DECRETO POR EL QUE SE REFORMAN, ADICIONAN Y DEROGAN DIVERSAS DISPOSICIONES DE LA CONSTITUCIÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, EN MATERIA DE REFORMA DEL PODER JUDICIAL

TRIBUNAL ELECTORAL DEL PODER JUDICIAL DE LA FEDERACIÓN

REMUNERAClÓN NOMINAL ANUAL DE PERSONAS MAGISTRADAS ELECTORALES DE CONFORMIDAD CON LOS ARTÍCULOS 94, 99 Y 127 DE LA CONSTITUClÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS; ASÍ COMO LOS ARTÍCULOS CUARTO, SÉPTIMO Y DÉCIMO TRANSITORIOS DEL DECRETO POR EL QUE SE REFORMAN, ADICIONAN Y DEROGAN DIVERSAS DISPOSICIONES DE LA CONSTITUClÓN POLÍTICA DE LOS ESTADOS UNIDOS MEXICANOS, EN MATERIA DE REFORMA DEL PODER JUDICIAL.

MAGISTRADO DE SALA SUPERIOR
REMUNERACIÓN NOMINAL ANUAL NETA	2,935,898
Impuesto sobre la renta retenido	1,216,298
REMUNERACIÓN NOMINAL ANUAL BRUTA	4,152,196
a) Sueldos y salarios:	2,929,143
i) Sueldo base	651,242
ii) Compensación garantizada	2,269,080
iii) Prestaciones de previsión social e inherentes al cargo	8,821
b) Prestaciones:	1,223,053
i) Aportaciones a seguridad social	84,510
ii) Ahorro solidario (Art. 100 Ley del ISSSTE)	27,268
iii) Prima vacacional	81,120
iv) Aguinaldo (sueldo base y compensación garantizada)	497,318
v) Gratificación de fin de año (compensación garantizada)	NA
vi) Prima quinquenal (antigüedad)	18,360
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	25,115
ix) Seguro colectivo de retiro	146
x) Seguro de gastos médicos mayores	39,937
xi) Seguro de Separación lndividualizado	449,280
xii) Apoyo económico para adquisición de vehículo	NA
xiii) Estímulo por antigüedad	0
xiv) Estímulo del día de la madre / padre	0
c) Pago por Riesgo	—

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ANEXO 23.8. INSTITUTO NACIONAL ELECTORAL

ANEXO 23.8.1.A. LÍMITES DE LA PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL ELECTORAL (NETOS MENSUALES) (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando
Consejero Presidente/Consejeros Electorales 1/	182,269	183,390	46,843	75,195	229,112	258,585
Secretario Ejecutivo	172,241	172,373	44,689	71,521	216,930	243,894

1/	Miembros permanentes del Consejo General del Instituto de acuerdo a la Ley General Federal de Instituciones y Procedimientos Electorales (LEGIPE)

ANEXO 23.8.1.B. LÍMITES DE LA PERCEPCION ORDINARIA TOTAL (NETOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo.	172,241	183,390	44,689	75,195	216,930	258,585
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos.	127,777	171,087	33,798	71,029	161,575	242,117
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos.	108,281	125,841	29,364	51,938	137,645	177,779
4	Directores de Área, Coordinadores y puestos homólogos.	82,309	107,287	23,752	45,384	106,061	152,671
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos.	54,382	80,535	17,599	35,422	71,981	115,957
6	Vocales Distritales, Jefes de Departamento y puestos homólogos.	34,476	54,421	13,152	25,089	47,628	79,510
Personal Operativo:
7	Técnico Operativo	10,292	34,456	4,726	17,531	15,018	51,987

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ANEXO 23.8.1.C. LÍMITES DE LA PERCEPCION ORDINARIA TOTAL (BRUTOS MENSUALES) (pesos)

Grupo Jerárquico	Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
				(Efectivo y Especie)
		Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de Mando:
1	Consejero Presidente, Consejeros Electorales, Secretario Ejecutivo.	245,942	262,634	58,984	104,276	304,926	366,910
2	Titular del Órgano Interno de Control, Directores Ejecutivos, Titulares de Unidad Técnica, Titulares de Unidad (OIC) y puestos homólogos.	178,572	243,994	44,067	97,997	222,639	341,991
3	Coordinadores del Registro Federal de Electores, Titulares de Unidad Técnica, Vocales Ejecutivos Locales, Directores de Área y puestos homólogos.	149,033	175,439	37,920	71,243	186,953	246,682
4	Directores de Área, Coordinadores y puestos homólogos.	110,142	147,326	29,624	61,632	139,766	208,958
5	Vocales Secretarios en JL, Vocales Locales, Vocales Ejecutivos y Secretarios Distritales, Subdirectores de Área y puestos homólogos.	69,784	107,332	20,916	46,760	90,700	154,092
6	Vocales Distritales, Jefes de Departamento y puestos homólogos.	42,015	69,640	14,579	31,574	56,594	101,214
Personal Operativo:
7	Técnico Operativo	11,197	41,989	4,978	21,837	16,175	63,826

ANEXO 23.8.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS (pesos)

		Pago extraordinario anual unitario
Denominación	Plazas	Mínimo	Máximo
Total Puestos	12,697
Plazas Técnico Operativo nivel FA1 al SPN9C	12,697	—	15,300

Corresponde a la prestación de vales de fin de año del ejercicio 2026 para el personal técnico operativo, en razón de que es la única que se tiene la absoluta certeza de que lo recibirá.

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El resto de las prestaciones que se otorgan, es para el personal que se hace acreedor a las mismas o bien, que pueden ejercer el derecho a su obtención. Por ejemplo, el apoyo que se otorga para la adquisición de anteojos cada tres años y el apoyo a becas para estudios de licenciatura, maestría y doctorado.

Acumular todos los posibles conceptos puede generar una lectura equivocada, ya que se podría interpretar que son percepciones extraordinarias que efectivamente recibe el personal, cuando no es así. Derivado del punto anterior, la H. Cámara de Diputados, la sociedad en general y los propios funcionarios del Instituto, podrían tener una percepción que no corresponde con la realidad.

ANEXO 23.8.3.A. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

CONSEJERA PRESIDENTA / CONSEJEROS ELECTORALES

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	3,103,017
Impuesto sobre la renta retenido (35%) *_/	1,299,906
Percepción bruta anual	4,402,923
a) Sueldos y salarios:	3,151,608
i) Sueldo base	588,408
ii) Compensación garantizada	2,563,200
b) Prestaciones:	1,251,315
i) Aportaciones a seguridad social	82,051
ii) Ahorro solidario	26,475
iii) Prima vacacional	16,345
iv) Aguinaldo o Gratificación de fin de año	530,571
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	—
viii) Seguro de vida institucional	63,347
ix) Seguro colectivo de retiro	120
x) Seguro de gastos médicos mayores	52,489
xi) Seguro de separación individualizado	477,516
*_/ Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.8.3.B. REMUNERACIÓN TOTAL MENSUAL DE LA CONSEJERA PRESIDENTA (REMUNERACIONES TABULADOR)

REMUNERACIÓN TOTAL MENSUAL DE LA CONSEJERA PRESIDENTA 2025

(Remuneraciones Tabulador 2025)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	228,041
Impuesto sobre la renta retenido y deducciones personales *	93,293
Percepción ordinaria bruta líquida mensual	321,334
a) Sueldos y salarios:	262,634
i) Sueldo base	49,034
ii) Compensación garantizada	213,600

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b) Prestaciones:	58,700
i) Aportaciones a seguridad social	6,838
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	2,206
v) Prima quinquenal (antigüedad)	200
viii) Seguro de vida institucional	5,279
ix) Seguro colectivo de retiro	10
x) Seguro de gastos médicos mayores	4,374
xi) Seguro de separación individualizado	39,793

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.8.3.C. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DEL INSTITUTO NACIONAL ELECTORAL (pesos)

SECRETARIO EJECUTIVO

Descripción	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,926,727
Impuesto sobre la renta retenido (35%) *_/	1,209,000
Percepción bruta anual	4,135,727
a) Sueldos y salarios:	2,951,304
i) Sueldo base	498,264
ii) Compensación garantizada	2,453,040
b) Prestaciones:	1,184,423
i) Aportaciones a seguridad social	82,051
ii) Ahorro solidario	26,475
iii) Prima vacacional	13,841
iv) Aguinaldo o Gratificación de fin de año	496,358
vi) Prima quinquenal (antigüedad)	2,400
vii) Ayuda para despensa	4,200
viii) Seguro de vida institucional	59,321
ix) Seguro colectivo de retiro	120
x) Seguro de gastos médicos mayores	52,489
xi) Seguro de separación individualizado	447,167

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.8.3.D. REMUNERACIÓN TOTAL MENSUAL DE LA SECRETARIA EJECUTIVA (pesos)

REMUNERACIÓN TOTAL MENSUAL DE LA SECRETARIA EJECUTIVA 2025

(Remuneraciones Tabulador 2025)

Descripción	Remuneración Total
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	215,414
Impuesto sobre la renta retenido y deducciones personales *	86,714
Percepción ordinaria bruta líquida mensual	302,127
a) Sueldos y salarios:	245,942
i) Sueldo base	41,522
ii) Compensación garantizada	204,420

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b) Prestaciones:	56,185
i) Aportaciones a seguridad social	6,838
ii) Ahorro solidario	2,206
v) Prima quinquenal (antigüedad)	200
vii) Ayuda para despensa	350
viii) Seguro de vida institucional	4,943
ix) Seguro colectivo de retiro	10
x) Seguro de gastos médicos mayores	4,374
xi) Seguro de separación individualizado	37,264
Otras prestaciones (piramidación del ISR del Aguinaldo)

*_/	Cálculo obtenido conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta, vigente a partir del 1° de Enero del 2014.

ANEXO 23.9. COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS

ANEXO 23.9.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL (NETOS MENSUALES) 2026 (pesos)

Tipos de personal	Sueldos y salarios		Prestaciones		Percepción ordinaria total
			(Efectivo y Especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Personal de mando:
Presidenta de la CNDH		111,397		32,852		144,250
Titular del Órgano Interno de Control		108,768		32,680		142,377
Secretario/a Ejecutivo/a		103,145		32,571		135,716
Visitador/a General		103,145		32,571		135,716
Secretario/a Técnico/a del Consejo Consultivo, Director/a de Visitaduría, CGSRAJ, DEMNPT, DEMIMNCDPD, CGECYT, CGAF y Director/a General /1	97,409	103,012	30,160	32,418	127,569	135,430
Director/a de Área	62,305	88,332	14,120	24,800	76,425	113,132
Visitador/a Adjunto/a	44,643	59,059	10,190	15,974	54,833	75,033
Subdirector/a de Área	47,143	49,548	10,209	15,974	57,352	65,522
Enlace Administrativo	47,143	49,548	—	—	47,143	49,548
Jefe/a de Departamento	37,900	40,557	8,411	11,755	46,311	52,312
Personal operativo:
Operativo/a	15,336	32,520	6,198	11,024	21,534	43,544
Supervisor/a Operativo/a de Limpieza		13,888		7,098		20,986
Operativo/a de Limpieza		10,500		6,290		16,790

Este anexo refleja los límites de percepciones ordinarias netas mensuales aplicables a las personas servidoras públicas durante 2026, en función del puesto que ocupen. Contemplan las cuotas de seguridad social a cargo del trabajador/a.

A fin de cumplir con el desglose de remuneraciones que establece el artículo 75 Constitucional, se presentan los límites mínimos y máximos en términos netos por concepto de sueldos y salarios y de prestaciones, diferenciados por el tipo de servidores/as públicos/as a los que aplican los límites correspondientes.

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT), Coordinación General de Administración y Finanzas (CGAF).

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ANEXO 23.9.1.B. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA TOTAL EN LA COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS (MONTOS BRUTOS) (pesos)

Tipo de personal	Percepción Ordinaria Bruta Mensual		Prestaciones
	Mínimos	Máximos	Mínimos	Máximos
Personal de mando:
Presidenta de la CNDH		158,830		44,404
Titular del Órgano Interno de Control		154,264		42,795
Secretario/a Ejecutivo/a		146,042	41,768	45,946
Visitador/a General		146,042	41,768	45,946
Secretario/a Técnico/a del Consejo Consultivo, Director/a de Visitaduría, CGSRAJ, DEMNPT, DEMIMNCDPD, CGECYT, CGAF y Director/a General /1	136,839	145,543	40,517	44,683
Director/a de Área	80,652	122,263	19,478	32,835
Visitador/a Adjunto/a	57,696	78,722	14,202	22,780
Subdirector/a de Área	60,697	64,792	14,742	21,670
Jefe/a de Departamento	46,447	51,915	12,039	14,690
Personal operativo:
Operativo	19,535	40,680	10,705	16,380
Supervisor/a Operativo/a de Limpieza		16,588		16,380
Operativo/a de Limpieza		10,992		16,380

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT), Coordinación General de Administración y Finanzas (CGAF).

ANEXO 23.9.2. LÍMITES DE PAGOS EXTRAORDINARIOS ANUALES NETOS 2026 (pesos)

Denominación	Plazas	Pago Extraordinario Anual Unitario Máximo
Total Puestos	1,700	—
Personal de mando:	973	—
Presidenta de la CNDH	1	—
Titular del Órgano Interno de Control	1	—
Secretario/a Ejecutivo/a	1	—
Visitador/a General	6	—
Secretario/a Técnico/a del Consejo Consultivo, Director/a de Visitaduría, CGSRAJ, DEMNPT, DEMIMNCDPD, CGECYT, CGAF y Director/a General /1	33	—
Director/a de Área	120	—
Visitador/a Adjunto/a	528	16,081
Subdirector/a de Área	155	15,881
Jefe/a de Departamento	128	13,945
Personal operativo:	727
Operativo/a	637	20,500
Supervisor/a Operativo/a de Limpieza	9	20,500
Operativo/a de Limpieza	81	20,500

Nota: 1/ Coordinación General de Seguimiento de Recomendaciones y de Asuntos Jurídicos (CGSRAJ), Dirección Ejecutiva del Mecanismo Nacional de Prevención de la Tortura (DEMNPT), Dirección Ejecutiva del Mecanismo Independiente de Monitoreo Nacional de la Convención sobre los Derechos de las Personas con Discapacidad (DEMIMNCDPD), Coordinación General de Especialidades Científicas y Técnicas (CGECYT), Coordinación General de Administración y Finanzas (CGAF).

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ANEXO 23.9.3. REMUNERACIÓN TOTAL ANUAL DE LA MÁXIMA REPRESENTACIÓN DE LA COMISIÓN NACIONAL DE LOS DERECHOS HUMANOS 2026 (pesos)

Remuneración recibida
REMUNERACIÓN TOTAL ANUAL NETA (RTA)	1,768,432
Impuesto sobre la renta retenido	655,674
Percepción bruta anual	2,424,105
I. Percepciones ordinarias:	2,424,105
a) Sueldos y salarios:	1,905,957
Sueldo base	378,323
Compensación Garantizada	1,527,634
b) Prestaciones:	518,148
i) Aportaciones a seguridad social	76,275
ii) Ahorro solidario (Artículo 100 de la Ley del ISSSTE)	—
iii) Prima vacacional	52,943
iv) Gratificación de fin de año	321,030
v) Prima quinquenal	1,920
vi) Ayuda para despensa	—
vii) Seguro de vida	65,980
II. Percepciones extraordinarias:	—
a) Pago extraordinario	—

ANEXO 23.10. FISCALÍA GENERAL DE LA REPÚBLICA

ANEXO 23.10.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (NETOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(Efectivo y especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Directivo
Fiscales	36,717	135,342	9,281	35,300	45,998	170,642
Titulares Sustantivos	84,332	134,347	19,790	34,777	104,122	169,124
Titulares Administrativos	84,332	134,347	19,790	34,777	104,122	169,124
Mando
Sustantivo	22,118	100,502	6,541	24,757	28,659	125,259
Administrativo	22,118	100,502	6,541	24,757	28,659	125,259
Agentes del Ministerio Público de la Federación
De Coordinación Ministerial	83,720	89,457	18,684	21,058	102,404	110,515
De Supervisión Ministerial	43,179	68,035	10,624	17,123	53,803	85,158
De Apoyo Ministerial	17,690	26,448	5,504	7,728	23,194	34,176
Agentes de la Policía Federal Ministerial
De Coordinación Policial	46,093	69,645	10,515	18,136	56,608	87,781
De Supervisión Policial	34,332	39,421	8,160	10,101	42,492	49,522
De Apoyo Policial	17,690	28,066	5,504	7,975	23,194	36,041
Peritos
De Coordinación Pericial	44,740	60,949	10,853	15,876	55,593	76,825
De Supervisión Pericial	37,160	49,712	8,909	12,848	46,069	62,560
De Apoyo Pericial	17,674	20,597	5,501	6,821	23,175	27,418

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Analistas
De Coordinación de Analistas	54,210	59,750	12,171	14,150	66,381	73,900
De Supervisión de Analistas	32,132	45,462	8,276	11,497	40,408	56,959
De Apoyo de Analistas	17,690	26,448	5,504	7,728	23,194	34,176
Facilitadores
Facilitadores	32,814	32,814	8,346	9,305	41,160	42,119
De Apoyo a Facilitadores	20,933	23,480	6,112	7,531	27,045	31,011
Especializado
Pilotos	36,879	94,029	20,174	34,443	57,053	128,472
Apoyo Aéreo	18,150	39,684	5,843	10,105	23,993	49,789
Apoyo al Proceso Sustantivo	38,093	53,844	9,487	13,241	47,580	67,085
Ventanilla Única	17,688	26,309	5,566	8,121	23,254	34,430
Desarrolladores	25,262	47,305	6,653	12,238	31,915	59,543
Traductores	25,317	36,523	7,114	10,065	32,431	46,588
Atención a Víctimas	22,170	31,344	6,295	8,956	28,465	40,300
Profesional
Coordinadores de Proyectos	21,920	79,559	6,433	19,507	28,353	99,066
Abogados	22,118	84,332	6,299	21,036	28,417	105,368
Evaluadores	18,274	43,117	5,556	11,093	23,830	54,210
Docentes	12,349	23,079	4,886	7,466	17,235	30,545
Técnico
Protección a Personas	42,763	66,917	9,753	15,380	52,516	82,297
De Protección a Instalaciones Estratégicas	13,763	35,693	4,827	9,898	18,590	45,591
Administrativo
Apoyo Administrativo	12,848	21,245	4,956	7,178	17,804	28,423
Operativo Confianza	11,770	14,629	10,728	12,237	22,498	26,866
Operativo Base	11,885	13,581	10,763	12,045	22,648	25,626

Nota:

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran las disposiciones fiscales vigentes para el ejercicio 2025, y de seguridad social como la “Unidad de Medida Actualizada” (UMA) aplicable a partir del 01 de febrero de 2025.
c)

No incluyen el pago de las prestaciones que deriven del régimen complementario de seguridad social, previsto en el tercer párrafo de la fracción XIII, del Apartado “B”, del artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, ni la potenciación del seguro de vida institucional.

ANEXO 23.10.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN LA FISCALÍA GENERAL DE LA REPÚBLICA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Sueldos y salarios		Prestaciones		Percepción Ordinaria Total
			(Efectivo y especie)
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Directivo
Fiscales	44,946	190,035	11,436	47,029	56,382	237,064
Titulares Sustantivos	113,116	188,527	26,409	46,331	139,525	234,858
Titulares Administrativos	113,116	188,527	26,409	46,331	139,525	234,858
Mando
Sustantivo	26,005	137,247	7,596	33,262	33,601	170,509
Administrativo	26,005	137,247	7,596	33,262	33,601	170,509
Agentes del Ministerio Público de la Federación
De Coordinación Ministerial	112,217	120,653	25,086	28,332	137,303	148,985
De Supervisión Ministerial	53,780	89,288	13,492	22,135	67,272	111,423
De Apoyo Ministerial	20,374	31,518	6,320	9,114	26,694	40,632
Agentes de la Policía Federal Ministerial
De Coordinación Policial	57,943	91,588	13,558	23,363	71,501	114,951
De Supervisión Policial	41,827	48,481	9,809	12,751	51,636	61,232
De Apoyo Policial	20,374	33,634	6,320	9,431	26,694	43,065

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

Peritos
De Coordinación Pericial	56,010	79,166	13,825	20,093	69,835	99,259
De Supervisión Pericial	45,525	63,113	11,039	16,271	56,564	79,384
De Apoyo Pericial	20,353	24,070	6,318	7,830	26,671	31,900
Analistas
De Coordinación de Analistas	69,539	77,452	15,772	18,242	85,311	95,694
De Supervisión de Analistas	38,951	57,042	9,840	14,614	48,791	71,656
De Apoyo de Analistas	20,374	31,518	6,320	9,114	26,694	40,632
Facilitadores
Facilitadores	39,842	39,842	9,939	10,986	49,781	50,828
De Apoyo a Facilitadores	24,498	27,737	7,056	8,701	31,554	36,438
Especializado
Pilotos	45,157	127,439	22,258	42,284	67,415	169,723
Apoyo Aéreo	20,959	48,825	6,685	12,793	27,644	61,618
Apoyo al Proceso Sustantivo	46,744	69,016	11,805	16,935	58,549	85,951
Ventanilla Única	20,371	31,337	6,384	9,509	26,755	40,846
Desarrolladores	30,003	59,674	7,862	15,493	37,865	75,167
Traductores	30,072	44,692	8,348	12,208	38,420	56,900
Atención a Víctimas	26,071	37,920	7,285	10,569	33,356	48,489
Profesional
Coordinadores de Proyectos	25,753	106,097	7,421	25,538	33,174	131,635
Abogados	26,005	113,116	7,289	27,678	33,294	140,794
Evaluadores	21,116	53,692	6,394	14,053	27,510	67,745
Docentes	13,662	27,226	5,434	8,604	19,096	35,830
Técnico
Protección a Personas	53,186	87,691	12,563	20,215	65,749	107,906
De Protección a Instalaciones Estratégicas	15,385	43,607	5,485	11,887	20,870	55,494
Administrativo
Apoyo Administrativo	14,270	24,894	5,607	8,278	19,877	33,172
Operativo Confianza	12,957	16,481	11,222	12,943	24,179	29,424
Operativo Base	13,097	15,163	11,266	12,714	24,363	27,877

Nota:

Las cantidades:

a)	Incluyen los ingresos que reciben las personas servidoras públicas independientemente de su periodicidad o fecha de pago.
b)	Consideran las disposiciones fiscales vigentes para el ejercicio 2025, y de seguridad social como la “Unidad de Medida Actualizada” (UMA) aplicable a partir del 01 de febrero de 2025.
c)

No incluyen el pago de las prestaciones que deriven del régimen complementario de seguridad social, previsto en el tercer párrafo de la fracción XIII, del Apartado “B”, del artículo 123 de la Constitución Política de los Estados Unidos Mexicanos, ni la potenciación del seguro de vida institucional.

ANEXO 23.10.2. REMUNERACIÓN TOTAL ANUAL DEL FISCAL GENERAL DE LA REPÚBLICA (pesos)

Descripción	Remuneración Total	ISR	Remuneración Neta	Mensual Neta
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	2,046,947	—	2,046,947	170,578
Impuesto sobre la renta retenido	797,057	—	—	—
Percepción ordinaria bruta anual	2,844,004	797,057	2,046,947	170,578
a) Sueldos y salarios:	2,280,420	656,310	1,624,110	135,343
i) Sueldo base	511,632	147,276	364,356	30,363
ii) Compensación adicional por servicios especiales	1,768,788	509,034	1,259,754	104,980
b) Prestaciones:	563,584	140,747	422,837	35,235
i) Aportaciones a seguridad social	82,056	—	82,056	6,838
ii) Ahorro solidario	26,475	—	26,475	2,206
iii) Prima vacacional	14,212	4,255	9,957	828
iv) Aguinaldo (sueldo base)	84,385	27,537	56,848	4,737
v) Gratificación de fin de año (Compensación adicional por servicios especiales)	297,776	101,244	196,532	16,378
vi) Prima quinquenal (antigüedad)	4,500	1,530	2,970	248
vii) Ayuda para despensa	18,180	6,181	11,999	1,000
viii) Seguro de vida institucional	35,575	—	35,575	2,965
ix) Seguro colectivo de retiro	425	—	425	35

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.10.3. REMUNERACIÓN TOTAL LÍQUIDA MENSUAL DEL FISCAL GENERAL DE LA REPÚBLICA (pesos)

Descripción	Remuneración Total	ISR
REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA	132,418	59,542
Impuesto sobre la renta retenido y deducciones personales	59,542	4,207
I. Percepciones ordinarias:	191,960	55,335
a) Sueldos y salarios:	190,035	54,693
i) Sueldo base	42,636	12,273
ii) Compensación adicional por servicios especiales	147,399	42,420
b) Prestaciones:	1,925	642
vi) Prima quinquenal (antigüedad)	375	127
vii) Ayuda para despensa	1,515	515
ix) Seguro colectivo de retiro	35	—

ANEXO 23.11. INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

ANEXO 23.11.1.A. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA

(NETOS MENSUALES) (pesos)

Tipo de personal	Sueldos y Salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Presidencia del Instituto		130,804		15,769		146,573
Vicepresidencia		130,804		15,769		146,573
Unidad		128,453		15,338		143,791
Dirección General	126,568	127,951	15,134	15,283	141,702	143,234
Coordinación General / Dirección General Adjunta / Dirección Regional	103,275	124,838	12,455	14,815	115,730	139,653
Dirección de Área	58,718	102,516	7,692	12,324	66,410	114,840
Subdirección de Área	36,086	54,779	5,413	7,174	41,499	61,953
Jefatura de Departamento	25,432	35,818	4,395	5,374	29,827	41,192
Personal de Enlace	17,697	22,891	3,686	4,165	21,383	27,056
Personal Operativo	11,168	15,626	7,073	7,206	18,241	22,832

La percepción ordinaria neta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago. Así mismo contempla la aplicación de las disposiciones fiscales y de seguridad social.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.1.B. LÍMITES DE PERCEPCIÓN ORDINARIA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (BRUTOS MENSUALES) (pesos)

Tipo de personal	Sueldos y Salarios		Prestaciones		Percepción Ordinaria Total
	Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo

Presidencia del Instituto		188,527		23,764		212,291
Vicepresidencia		188,527		23,764		212,291
Unidad		184,004		23,095		207,099
Dirección General	181,148	183,243	22,778	23,011	203,926	206,254
Coordinación General / Dirección General Adjunta / Dirección Regional	145,135	177,806	18,652	22,283	163,787	200,089
Dirección de Área	78,844	143,735	11,175	18,453	90,019	162,188
Subdirección de Área	46,083	72,566	7,403	10,358	53,486	82,924
Jefatura de Departamento	31,989	45,655	5,804	7,340	37,793	52,995
Personal de Enlace	21,900	28,563	4,635	5,388	26,535	33,951
Personal Operativo	13,710	19,563	8,802	9,070	22,512	28,633

La percepción ordinaria bruta incluye los ingresos que reciben los servidores públicos independientemente de su periodicidad o fecha de pago.

Los límites de percepción ordinaria no consideran los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

ANEXO 23.11.2. LÍMITES DE PERCEPCIÓN EXTRAORDINARIA NETA TOTAL EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

Tipo de personal	Pago Extraordinario Anual Unitario Máximo
Presidencia del Instituto
Vicepresidencia
Unidad	41,168
Dirección General	41,199
Coordinación General / Dirección General Adjunta / Dirección Regional	41,613
Dirección de Área	43,151
Subdirección de Área	46,031
Jefatura de Departamento	53,171
Personal de Enlace	84,257
Personal Operativo	231,563

La percepción extraordinaria se otorga al personal que se hace acreedor a la misma, siempre y cuando se cumplan los requisitos establecidos en el marco normativo aplicable.

La percepción extraordinaria neta incluye la aplicación de las disposiciones fiscales.

Los límites de percepción extraordinaria no consideran los efectos del artículo 129 de la Ley de Premios, Estímulos y Recompensas Civiles, respecto del Impuesto Sobre la Renta del premio nacional de antigüedad y recompensa anual.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.3. PERCEPCIONES EXTRAORDINARIAS BRUTAS MENSUALES EN EL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

Tipo de personal	Pago Extraordinario Mensualizado
Presidencia del Instituto
Vicepresidencia
Unidad	4,808
Dirección General	4,808
Coordinación General / Dirección General Adjunta / Dirección Regional	4,808
Dirección de Área	4,808
Subdirección de Área	4,808
Jefatura de Departamento	5,374
Personal de Enlace	7,835
Personal Operativo	21,542

Las percepciones extraordinarias se encuentran representadas en términos mensuales y su otorgamiento se realiza de forma anual al personal que se hace acreedor a las mismas, siempre y cuando se cumplan los requisitos establecidos en el marco normativo aplicable.

ANEXO 23.11.4. REMUNERACIÓN TOTAL ANUAL DE LA PRESIDENTA DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HC3	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,950,350
Impuesto sobre la renta	746,101
Percepción bruta anual	2,696,451
I. Percepciones ordinarias:	2,696,451
a) Sueldos y salarios:	2,262,324
I) Sueldo base	400,200
II) Compensación garantizada	1,862,124
b) Prestaciones:	434,127
I) Aportaciones de seguridad social	87,230
II) Ahorro solidario	26,013
III) Prima vacacional	11,117
IV) Aguinaldo (sueldo base)	44,467
V) Gratificación de fin de año (Compensación garantizada)	206,903
VI) Prima quinquenal (antigüedad)	4,500
VII) Ayuda para despensa	18,180
VIII) Seguro de vida institucional	35,292
IX) Seguro colectivo de retiro	425

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de cinco quinquenios.

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.11.5. REMUNERACIÓN TOTAL ANUAL DE LAS VICEPRESIDENCIAS DEL INSTITUTO NACIONAL DE ESTADÍSTICA Y GEOGRAFÍA (pesos)

NIVEL JERÁRQUICO: HA1	Remuneración Total
REMUNERACIÓN TOTAL ANUAL NETA DE PERCEPCIONES ORDINARIAS	1,950,350
Impuesto sobre la renta	746,101
Percepción bruta anual	2,696,451
I. Percepciones ordinarias:	2,696,451
a) Sueldos y salarios:	2,262,324
I) Sueldo base	400,200
II) Compensación garantizada	1,862,124
b) Prestaciones:	434,127
I) Aportaciones de seguridad social	87,230
II) Ahorro solidario	26,013
III) Prima vacacional	11,117
IV) Aguinaldo (sueldo base)	44,467
V) Gratificación de fin de año (Compensación garantizada)	206,903
VI) Prima quinquenal (antigüedad)	4,500
VII) Ayuda para despensa	18,180
VIII) Seguro de vida institucional	35,292
IX) Seguro colectivo de retiro	425

El impuesto se determinó conforme a lo dispuesto en el artículo 96 de la Ley del Impuesto Sobre la Renta.

Se consideró la estimación de 5 quinquenios.

La remuneración total anual no contempla los efectos del artículo 42 Bis de la Ley Federal de los Trabajadores al Servicio del Estado respecto del Impuesto Sobre la Renta del aguinaldo de sueldo base y del aguinaldo de la compensación garantizada.

ANEXO 23.12. TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA

ANEXO 23.12.1. REMUNERACIÓN TOTAL ANUAL DEL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

REMUNERACIÓN TOTAL ANUAL DE PERCEPCIONES ORDINARIAS	1,854,850
Impuesto sobre la renta retenido	687,540
Percepción ordinaria bruta anual	2,542,390
a) Sueldos y salarios:	1,998,768
i) Sueldo base	404,568
ii) Compensación Garantizada	1,594,200
b) Prestaciones:	543,622
i) Aportaciones de seguridad social	81,500
ii) Ahorro solidario	26,297
iii) Prima Vacacional	11,238
iv) Aguinaldo (sueldo base)	68,109
v) Gratificación de fin de año (compensación garantizada)	269,291
vi) Prima Quinquenal (antigüedad)	4,500
vii) Ayuda de Despensa	18,180
viii) Seguro de Vida Institucional	41,974
ix) Seguro Colectivo de Retiro	425
x) Seguro de Gastos Médicos Mayores	22,108

Notas:

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018 y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluye los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como servicios de seguridad.

PRESUPUESTO DE EGRESOS DE LA FEDERACIÓN PARA EL EJERCICIO FISCAL 2026

CÁMARA DE DIPUTADOS DEL H. CONGRESO DE LA UNIÓN	Nuevo Presupuesto DOF 21-11-2025
Secretaría General Secretaría de Servicios Parlamentarios

ANEXO 23.12.2. REMUNERACIÓN ORDINARIA TOTAL LÍQUIDA MENSUAL NETA DEL MAGISTRADO PRESIDENTE DEL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Remuneración Ordinaria Total Líquida Mensual Neta	117,526
Impuesto Sobre la Renta Retenido y deducciones de Seguridad Social	50,964
Percepción Ordinaria Bruta Líquida Mensual	168,489
a) Sueldos y Salarios:	166,564
i) Sueldo Base	33,714
ii) Compensación Garantizada	132,850
b) Prestaciones:	1,925
i) Prima Quinquenal	375
ii) Ayuda de Despensa	1,515
iii) Seguro Colectivo de Retiro	35

Notas:

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018 y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluye los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como servicios de seguridad.

ANEXO 23.12.3. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA NETA TOTAL EN EL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Grupo	Nivel	Número de Plazas	Sueldos y salarios		Prestaciones / 1		Percepción Ordinaria Neta Mensual
			Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Magistrada o Magistrado	1, 2, 3 y 4	202	119,357	119,852	33,589	33,850	152,946	153,702
Titular	5	4	—	117,753	—	32,918	—	150,671
Jefa o Jefe de Unidad	6	3	—	108,888	—	29,913	—	138,801
Directora o Director General o Coordinadora o Coordinador General o Secretaria Técnica o Secretario Técnico o Asesora o Asesor	7, 8, 9 y 10	23	81,201	103,359	21,297	28,107	102,498	131,466
Titular de Unidad	12 y 21	4	46,154	71,593	13,041	19,344	59,195	90,937
Secretaria o Secretario de Acuerdos	11, 13, 17, 18, 20 y 21	611	46,154	75,081	13,041	20,208	59,195	95,289
Directora o Director de Área o Asesora o Asesor o Coordinadora o Coordinador	11, 14, 15, 19 y 21	60	46,154	75,081	13,041	20,208	59,195	95,289
Coordinadora o Coordinador	17 y 19	5	52,033	58,097	14,445	15,939	66,478	74,036
Subdirectora o Subdirector de Área o Delegada o Delegado Administrativo o Coordinadora o Coordinador Adjunto o Secretaria o Secretario General de Sindicato	22, 23, 24, 25, 26 y 27	183	26,318	45,422	8,936	13,003	35,254	58,425
Actuaria o Actuario	27	165	—	26,318	—	8,936	—	35,254
Oficial Jurisdiccional	28 y 29	381	23,318	23,554	8,431	8,471	31,749	32,025
Jefa o Jefe de Departamento o Delegada o Delegado Sindical	28, 29 y 30	167	21,217	23,554	8,078	8,471	29,295	32,025
Operadora u Operador de Servicios	30	36	—	21,217	—	8,078	—	29,295
Oficial de Partes	31	94	—	17,557	—	7,390	—	24,947
Enlace	31, 32 y 33	738	14,880	17,557	6,940	7,390	21,820	24,947
Operativo	34 y 35	832	12,342	14,629	12,530	13,105	24,872	27,734

Notas:

1)

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018, y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluyen los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como por servicios de seguridad.

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2)

El presente Tabulador considera únicamente un ajuste salarial al nivel 33 del personal de Enlace, el cual ha sido superado por los incrementos aplicados anualmente al personal operativo. Esta medida se establece con carácter emergente, con el propósito de compensar parcialmente dicha disparidad y atender la equidad remunerativa entre ambos niveles.

ANEXO 23.12.4. LÍMITES MÍNIMOS Y MÁXIMOS DE LA PERCEPCIÓN ORDINARIA BRUTA MENSUAL EN EL TRIBUNAL FEDERAL DE JUSTICIA ADMINISTRATIVA (pesos)

Grupo	Nivel	Número de Plazas	Sueldos y salarios		Prestaciones / 1		Percepción Ordinaria Total
			Mínimo	Máximo	Mínimo	Máximo	Mínimo	Máximo
Magistrada o Magistrado	1, 2, 3 y 4	202	165,814	166,564	46,145	58,426	211,959	224,990
Titular	5	4	—	163,385	—	45,308	—	208,693
Jefa o Jefe de Unidad	6	3	—	149,953	—	41,102	—	191,055
Directora o Director General o Coordinadora o Coordinador General o Secretaria Técnica o Secretario Técnico o Asesora o Asesor	7, 8, 9 y 10	23	108,512	141,575	31,328	39,044	139,840	180,619
Titular de Unidad	12 y 21	4	58,030	94,382	18,282	25,622	76,312	120,004
Secretaria o Secretario de Acuerdos	11, 13, 17, 18, 20 y 21	611	58,030	99,512	18,282	26,648	76,312	126,160
Directora o Director De Área o Asesora o Asesor o Coordinadora o Coordinador	11, 14, 15, 19 y 21	60	58,030	99,512	18,282	26,648	76,312	126,160
Coordinadora o Coordinador	17 y 19	5	66,428	75,091	19,950	21,617	86,378	96,708
Subdirectora o Subdirector de Área o Delegada o Delegado Administrativo o Coordinadora o Coordinador Adjunto o Secretaria o Secretario General de Sindicato	22, 23, 24, 25, 26 y 27	183	31,348	56,984	13,330	18,110	44,678	75,094
Actuaria o Actuario	27	165	—	31,348	—	13,330	—	44,678
Oficial Jurisdiccional	28 y 29	381	27,530	27,830	12,702	12,751	40,232	40,581
Jefa o Jefe de Departamento o Delegada o Delegado Sindical	28, 29 y 30	167	24,858	27,830	12,262	12,751	37,120	40,581
Operadora u Operador de Servicios	30	36	—	24,858	—	12,262	—	37,120
Oficial de Partes	31	94	—	20,205	—	11,426	—	31,631
Enlace	31, 32 y 33	738	16,800	20,205	10,866	11,426	27,666	31,631
Operativo	34 y 35	832	13,653	16,481	14,411	14,701	28,064	31,182

Notas:

1)

En términos del artículo 5 del DECRETO por el que se abroga la Ley Federal de Remuneraciones de los Servidores Públicos, Reglamentaria de los artículos 75 y 127 de la Constitución Política de los Estados Unidos Mexicanos, publicada en el Diario Oficial de la Federación el 5 de noviembre de 2018, y se expide la Ley Federal de Remuneraciones de los Servidores Públicos, no se incluyen los recursos percibidos, en su caso, por concepto de pensiones o haberes de retiro, así como por servicios de seguridad.

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2)

El presente Tabulador considera únicamente un ajuste salarial al nivel 33 del personal de Enlace, el cual ha sido superado por los incrementos aplicados anualmente al personal operativo. Esta medida se establece con carácter emergente, con el propósito de compensar parcialmente dicha disparidad y atender la equidad remunerativa entre ambos niveles.

NOTA GENERAL: Para la integración de las remuneraciones incluidas en los subanexos 23.2 al 23.12, se tomó como base la información remitida por los Poderes Legislativo y Judicial, así como por los entes autónomos en el ámbito de su competencia.

ANEXO 24. PREVISIONES SALARIALES Y ECONÓMICAS DE LOS RAMOS 25 Y 33 (pesos)

		Incremento a las percepciones	Creación de plazas	Otras medidas de carácter económico, laboral y contingente	Total
Ramos Generales
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	28,143,190,597	650,000,000	6,096,828,811	34,890,019,408
	Autoridad Educativa Federal en la Ciudad de México	1,668,894,945		2,523,618,729	4,192,513,674
	Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo	26,200,143,029	650,000,000	3,517,709,981	30,367,853,010
	Fondo de Aportaciones para la Educación Tecnológica y de Adultos	274,152,623		55,500,101	329,652,724
33	Aportaciones Federales para Entidades Federativas y Municipios	1,563,767,105	0	285,357,780	1,849,124,885
	Fondo de Aportaciones para los Servicios de Salud	1,563,767,105		285,357,780	1,849,124,885

ANEXO 25. PROGRAMAS SUJETOS A REGLAS DE OPERACIÓN

08 Agricultura y Desarrollo Rural
Fertilizantes
Pesca
Precios de Garantía
Producción para el Bienestar
Programa de Abasto Rural
Programa de Abasto Social de Leche
Sanidad e Inocuidad Agroalimentaria
11 Educación Pública
Atención de Planteles Públicos de Educación Media Superior con Estudiantes con Discapacidad (PAPPEMS)
Beca Nivel Medio Superior
Beca Nivel Superior
Beca Rita Cetina
Becas Elisa Acuña
La Escuela es Nuestra
Programa de Cultura Física y Deporte
Programa para el Desarrollo Profesional Docente
12 Salud
Programa de Atención a Personas con Discapacidad
14 Trabajo y Previsión Social
Jóvenes Construyendo el Futuro
Programa de Apoyo al Empleo (PAE)

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15 Desarrollo Agrario, Territorial y Urbano
Programa de Vivienda Social
Programa para Regularizar asentamientos Humanos
16 Medio Ambiente y Recursos Naturales
Desarrollo Forestal Sustentable para el Bienestar
Programa de Conservación para el Desarrollo Sostenible
20 Bienestar
Niñas y Niños
Pensión Mujeres Bienestar
Pensión para Adultos Mayores
Pensión para Personas con Discapacidad
Salud Casa por Casa
Sembrando Vida
38 Ciencia, Humanidades, Tecnología e Innovación
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadoras e Investigadores
47 Entidades no Sectorizadas
Programa de Apoyo a la Educación Indígena
Programa para el Bienestar Integral de los Pueblos Indígenas
48 Cultura
Estímulos a la creación artística, reconocimientos a las trayectorias y apoyo al desarrollo de proyectos culturales
Programa Nacional de Becas Artísticas y Culturales
Programas de Apoyos a la Cultura
Programas del fondo nacional de fomento a las artesanías (FONART)
54 Mujeres
Programa de Atención Integral para el Bienestar de las Mujeres

ANEXO 26. PRINCIPALES PROGRAMAS

04 Gobernación
Política para la protección y defensa de los derechos humanos
Servicios migratorios
Subsidios para las acciones de búsqueda de personas desaparecidas y no localizadas
05 Relaciones Exteriores
Atención y servicios integrales de protección y asistencia consular
Política de promoción y defensa de los intereses de México en el ámbito multilateral
06 Hacienda y Crédito Público
Inclusión financiera para el bienestar
Servicios de recaudación de las contribuciones federales
07 Defensa Nacional
Defensa de la Integridad, la Independencia, la Soberanía del Territorio Nacional
Operación y desarrollo de la Fuerza Aérea Mexicana
Operación y desarrollo de los cuerpos de seguridad de las Fuerzas Armadas
Programa de igualdad entre mujeres y hombres SDN
Servicios de administración de la Infraestructura Aeroportuaria en Santa Lucía, Edo. Méx.
Servicios de dirección la infraestructura aeroportuaria, ferroviaria y de servicios auxiliares
Servicios de operación para la prevención, investigación y persecución de delitos
Servicios Públicos de Transporte Masivo de Personas y Carga Tren Maya

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08 Agricultura y Desarrollo Rural
Adquisición, industrialización y comercialización de productos agroalimentarios
Fertilizantes
Pesca
Precios de Garantía
Producción para el Bienestar
Programa de Abasto Rural
Programa de Abasto Social de Leche
Sanidad e Inocuidad Agroalimentaria
09 Infraestructura, Comunicaciones y Transportes
Caminos artesanales
Infraestructura de carreteras y caminos
Infraestructura ferroviaria para transporte de carga y pasajeros
10 Economía
Negociación, administración y defensa de Tratados y Acuerdos Internacionales de comercio e Inversión
11 Educación Pública
Beca Nivel Medio Superior
Beca Nivel Superior
Beca Rita Cetina
Beca Universal de Educación Media Superior Benito Juárez
Investigación en ciencia, humanidades, tecnología e innovación
La Escuela es Nuestra
Programa de Cultura Física y Deporte
Servicios de educación Básica Comunitaria
Servicios de Educación Media Superior
Servicios de educación para Adultos (INEA)
Servicios de Educación Superior y Posgrado
12 Salud
Investigación, desarrollo tecnológico y formación en salud
Política de prevención y control de enfermedades
Política en Salud Materna Sexual y Reproductiva
Servicios de atención a la salud
Servicios de atención a la salud mental y prevención de las adicciones
Servicios de vacunación
13 Marina
Administración y Operación de Capitanías de Puerto y Asuntos Marítimos
Emplear el Poder Naval de la Federación para salvaguardar la soberanía y seguridad nacionales
Infraestructura ferroviaria para transporte de carga y pasajeros
Sistema Educativo Naval
14 Trabajo y Previsión Social
Jóvenes Construyendo el Futuro
Servicios de conciliación laboral y registros laborales
Servicios de impartición y procuración de justicia laboral
Subsidios a las Entidades Federativas para la implementación de la Reforma al Sistema de Justicia Laboral

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15 Desarrollo Agrario, Territorial y Urbano
Programa de Vivienda Social
16 Medio Ambiente y Recursos Naturales
Agua Potable, Drenaje y Tratamiento
Conservación y Manejo de Áreas Naturales Protegidas
Desarrollo Forestal Sustentable para el Bienestar
Infraestructura en materia de agua potable, alcantarillado y saneamiento
Infraestructura en materia hidroagrícola, tecnificación y protección ante inundaciones
Investigación y capacitación en cambio climático, sustentabilidad y crecimiento Verde
Programa de Apoyo a la Infraestructura Hidroagrícola
Programa de Conservación para el Desarrollo Sostenible
Programa para la Protección y Restauración de Ecosistemas y Especies Prioritarias
Protección Forestal
Servicios de operación y suministro hídrico
18 Energía
Articulación de la política energética
Articulación de la política nuclear y eléctrica
20 Bienestar
Niñas y Niños
Pensión Mujeres Bienestar
Pensión para Adultos Mayores
Pensión para Personas con Discapacidad
Salud Casa por Casa
Sembrando Vida
Servicios a grupos con necesidades especiales
23 Provisiones Salariales y Económicas
Investigación en materia de hidrocarburos y sustentabilidad energética
33 Aportaciones Federales para Entidades Federativas y Municipios
FASP
36 Seguridad y Protección Ciudadana
Fondo para el Fortalecimiento de las Instituciones de Seguridad Pública
Política de inteligencia para la Seguridad Nacional
Servicios de administración del Sistema Federal Penitenciario
38 Ciencia, Humanidades, Tecnología e Innovación
Becas de posgrado y apoyos a la calidad
Sistema Nacional de Investigadoras e Investigadores
47 Entidades no Sectorizadas
Programa para el Bienestar Integral de los Pueblos Indígenas
Servicios de atención a víctimas
48 Cultura
Política de educación y cultura indígena
Programas de apoyos a la cultura
Programas del fondo nacional de fomento a las artesanías (FONART)
Servicios de desarrollo cultural
Servicios de protección y conservación del patrimonio cultural

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Instituto Mexicano del Seguro Social
Servicios de atención a la salud
Servicios de guardería
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado
Servicios de atención a la salud
Petróleos Mexicanos
Producción, distribución y comercialización de petróleo, gas, petrolíferos y petroquímicos
Servicios de operación y mantenimiento de la infraestructura en ecología
Comisión Federal de Electricidad
Coordinación, operación y recarga de la Coordinación Nuclear
Servicios de operación y mantenimiento de las centrales generadoras de energía eléctrica
54 Mujeres
Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres
Programa de Atención Integral para el Bienestar de las Mujeres
Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas
55 Agencia de Transformación Digital y Telecomunicaciones
Definición, articulación y coordinación de las Políticas de Transformación Digital y Telecomunicaciones
Investigación, estudios y proyectos en materia espacial
Regulación y supervisión de las telecomunicaciones y la radiodifusión
Servicios de correo
56 Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar
Atención a la salud y medicamentos gratuitos para la población sin seguridad social laboral
Fortalecimiento a la atención médica
Servicios de atención a la salud

ANEXO 27. CONSERVACION Y MANTENIMIENTO CARRETERO (pesos)

Estado	PROGRAMA PLURIANUAL DE CONSERVACIÓN DE LA RED FEDERAL DE CARRETERAS LIBRE DE PEAJE	PROVISIONES PARA EL DESARROLLO, MODERNIZACIÓN Y REHABILITACIÓN DE INFRAESTRUCTURA DE COMUNICACIONES Y TRANSPORTE	MONTO
Nacional	27,720,000,000		27,720,000,000
		21,432,000,000	21,432,000,000

Total			49,152,000,000

ANEXO 28. SUBSIDIOS PARA ORGANISMOS DESCENTRALIZADOS ESTATALES (pesos)

MONTO
U006 Subsidios para organismos descentralizados estatales (UR 511)
Aguascalientes	1,089,555,181
Baja California	2,159,230,705
Baja California Sur	614,796,818
Campeche	1,215,837,199
Chiapas	1,748,854,272

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Chihuahua	2,558,676,259
Coahuila	1,815,940,287
Colima	1,980,523,721
Durango	1,743,268,262
Estado de México	2,773,212,748
Guanajuato	2,320,801,157
Guerrero	2,524,737,368
Hidalgo	1,777,395,861
Jalisco	7,676,175,792
Michoacán	2,542,333,722
Morelos	1,593,144,300
Nayarit	1,842,267,336
Nuevo León	6,964,227,093
Oaxaca	1,533,675,789
Puebla	5,516,838,885
Querétaro	1,817,983,220
Quintana Roo	387,004,470
San Luis Potosí	2,561,900,127
Sinaloa	5,815,199,023
Sonora	2,666,535,800
Tabasco	1,598,398,073
Tamaulipas	2,875,790,767
Tlaxcala	836,550,270
Veracruz	3,310,259,309
Yucatán	2,544,642,384
Zacatecas	1,967,298,686
No Distribuible Geográficamente 1/	14,500,000

TOTAL	78,387,554,884

1/	Programa para el Desarrollo Profesional Docente

ANEXO 28.1 CONSOLIDACIÓN DE LAS UNIVERSIDADES INTERCULTURALES (pesos)

MONTO
S247 Programa para el Desarrollo Profesional Docente (Universidades Interculturales)
Universidad Intercultural de Chiapas	12,647,099
Universidad Intercultural del Estado de México	16,704,232
Universidad Intercultural del Estado de Tabasco	15,280,106
Universidad Intercultural del Estado de Puebla	10,608,827
Universidad Intercultural Indígena de Michoacán	9,647,420
Universidad Intercultural del Estado de Guerrero	4,134,614
Universidad Intercultural Maya de Quintana Roo	14,037,292
Universidad Intercultural Veracruzana	2,065,272
Universidad Autónoma Indígena de México_1/	12,840,165
Universidad Autónoma Intercultural del Estado de Hidalgo	1,147,186
Universidad Autónoma Intercultural de San Luis Potosí	1,147,186

TOTAL	100,259,399

1/	Para efectos comparativos, la Universidad Autónoma Indígena de México se reportó en los ejercicios fiscales anteriores como la Universidad Autónoma Intercultural de Sinaloa.

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ANEXO 29. SUBSIDIOS PARA ACCIONES EN MATERIA DE AGUA (DISTRIBUCIÓN DEL PROGRAMA HIDRÁULICO) (pesos)

Estado	Subsidios Administración del Agua y Agua Potable	Subsidios Hidroagrícolas
Aguascalientes	38,015,937.00	10,803,368.00
Baja California	70,491,814.00	40,210,398.00
Baja California Sur	40,093,679.00	12,837,235.00
Campeche	50,567,961.00	31,486,939.00
Coahuila	40,683,437.00	20,851,846.00
Colima	17,776,864.00	12,569,674.00
Chiapas	102,907,321.00	164,200,155.00
Chihuahua	75,252,959.00	53,003,832.00
Ciudad de México	141,906,329.00	71,918,651.00
Durango	71,725,234.00	24,372,985.00
Guanajuato	111,004,498.00	112,016,079.00
Guerrero	0.00	126,234,104.00
Hidalgo	70,791,957.00	58,709,795.00
Jalisco	96,506,099.00	42,831,391.00
Estado de México	213,808,614.00	40,566,905.00
Michoacán	93,670,821.00	84,312,296.00
Morelos	70,603,270.00	36,070,048.00
Nayarit	0.00	16,437,874.00
Nuevo León	76,226,238.00	20,303,776.00
Oaxaca	103,833,026.00	67,889,797.00
Puebla	0.00	89,450,887.00
Querétaro	55,413,747.00	16,187,869.00
Quintana Roo	46,418,203.00	54,981,767.00
San Luis Potosí	87,173,433.00	60,786,917.00
Sinaloa	69,085,804.00	177,291,702.00
Sonora	78,867,560.00	94,787,234.00
Tabasco	70,946,915.00	40,919,082.00
Tamaulipas	84,392,229.00	119,550,518.00
Tlaxcala	20,634,443.00	6,607,581.00
Veracruz	139,304,475.00	118,914,668.00
Yucatán	60,238,813.00	91,329,452.00
Zacatecas	53,820,048.00	14,509,245.00
No Distribuible Geográficamente	5,396,561.00	0.00

Total	2,257,558,289.00	1,932,944,070.00

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ANEXO 30. PREVENCIÓN, DETECCIÓN, INVESTIGACIÓN Y SANCIÓN DE HECHOS DE CORRUPCIÓN (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			9,599,121,979
01 Poder Legislativo			2,822,588,134
	R002	Entregar a la Cámara de Diputados del H. Congreso de la Unión, el informe sobre la revisión de la Cuenta de la Hacienda Pública Federal	2,822,588,134
03 Poder Judicial			1,625,798,999
	R001	Otras Actividades	1,625,798,999
04 Gobernación			1,019,319
	O001	Actividades de apoyo a la función pública y buen gobierno	1,019,319
06 Hacienda y Crédito Público			216,352,174
	O001	Actividades de apoyo a la función pública y buen gobierno	216,352,174
07 Defensa Nacional			572,454,370
	M001	Actividades de apoyo administrativo	572,454,370
08 Agricultura y Desarrollo Rural			33,293,212
	O001	Actividades de apoyo a la función pública y buen gobierno	33,293,212
09 Infraestructura, Comunicaciones y Transportes			13,099,817
	O001	Actividades de apoyo a la función pública y buen gobierno	13,099,817
10 Economía			29,930,128
	O001	Actividades de apoyo a la función pública y buen gobierno	29,930,128
11 Educación Pública			237,918,027
	O001	Actividades de apoyo a la función pública y buen gobierno	237,918,027
12 Salud			165,242,543
	O001	Actividades de apoyo a la función pública y buen gobierno	165,242,543
13 Marina			20,178,567
	O001	Actividades de apoyo a la función pública y buen gobierno	20,178,567
14 Trabajo y Previsión Social			3,249,918
	O001	Actividades de apoyo a la función pública y buen gobierno	3,249,918
15 Desarrollo Agrario, Territorial y Urbano			25,278,014
	O001	Actividades de apoyo a la función pública y buen gobierno	25,278,014
16 Medio Ambiente y Recursos Naturales			26,764,322
	O001	Actividades de apoyo a la función pública y buen gobierno	26,764,322
18 Energía			12,397,605
	O001	Actividades de apoyo a la función pública y buen gobierno	12,397,605
20 Bienestar			10,232,389
	O001	Actividades de apoyo a la función pública y buen gobierno	10,232,389
21 Turismo			29,173,686
	O001	Actividades de apoyo a la función pública y buen gobierno	29,173,686
27 Anticorrupción y Buen Gobierno			834,746,141
	O001	Actividades de apoyo a la función pública y buen gobierno	834,746,141
31 Tribunales Agrarios			4,071,862
	O001	Actividades de apoyo a la función pública y buen gobierno	4,071,862
32 Tribunal Federal de Justicia Fiscal y Administrativa			93,084,660
	E001	Impartición de Justicia Fiscal y Administrativa	93,084,660
38 Ciencia, Humanidades, Tecnología e Innovación			72,422,435
	O001	Actividades de apoyo a la función pública y buen gobierno	72,422,435
47 Entidades no Sectorizadas			227,617,574

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Secretaría General Secretaría de Servicios Parlamentarios

47 Archivo General de la Nación		208,393,281
E057	Servicios de preservación y divulgación del patrimonio documental que resguarda el Archivo General de la Nación y de la memoria histórica de México	208,393,281
47 Secretaría Ejecutiva del Sistema Nacional Anticorrupción		6,325,767
O001	Actividades de apoyo a la función pública y buen gobierno	6,325,767
47 Instituto Nacional de los Pueblos Indígenas		12,898,526
O001	Actividades de apoyo a la función pública y buen gobierno	12,898,526
48 Cultura		58,486,416
O001	Actividades de apoyo a la función pública y buen gobierno	58,486,416
49 Fiscalía General de la República		227,750,908
E006	Investigar y perseguir los delitos federales de carácter especial	227,750,908
Instituto Mexicano del Seguro Social		339,702,183
O001	Actividades de apoyo a la función pública y buen gobierno	339,702,183
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado		1,693,221,916
O001	Actividades de apoyo a la función pública y buen gobierno	1,693,221,916
54 Mujeres		6,399,012
O001	Actividades de apoyo a la función pública y buen gobierno	6,399,012
56 IMSS-Bienestar		196,647,651
O001	Actividades de apoyo a la función pública y buen gobierno	196,647,651

ANEXO 31. CONSOLIDACIÓN DE UNA SOCIEDAD DE CUIDADOS (pesos)

Ramo	Programa Presupuestario	Descripción	Monto
Total			466,674,926,693
04 Gobernación			3,443,358
	M001	Actividades de apoyo administrativo	300,000
	P007	Planeación demográfica del país	3,143,358
06 Hacienda y Crédito Público			150,000
	M001	Actividades de apoyo administrativo	150,000
08 Agricultura y Desarrollo Rural			3,217,628
	M001	Actividades de apoyo administrativo	3,217,628
09 Infraestructura, Comunicaciones y Transportes			2,500,000,000
	U004	Caminos artesanales	2,500,000,000
11 Educación Pública			136,295,037,341
	E022	Servicios de Educación Media Superior	352,766
	E023	Servicios de Educación Superior y Posgrado	188,972,186
	E028	Servicios de normalización y certificación en competencias laborales	5,772,863
	E030	Servicios de educación Básica Comunitaria	4,954,679,953
	S072	Beca Universal de Educación Básica Rita Cetina	129,386,000,000
	S247	Programa para el Desarrollo Profesional Docente	2,418,483
	S298	Atención de Planteles Públicos de Educación Media Superior con estudiantes con discapacidad (PAPPEMS)	31,077,999
	U295	Fortalecimiento de los Servicios de Educación Especial (PFSEE)	824,350,493
	U312	Expansión de la Educación Inicial	901,412,599

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Secretaría General Secretaría de Servicios Parlamentarios

12 Salud		3,543,952,157
E033	Servicios de vacunación	3,323,717,109
E034	Servicios de protección y asistencia social integral	63,380,629
P029	Política en Salud Materna Sexual y Reproductiva	112,449,123
S039	Programa de Atención a Personas con Discapacidad	44,405,296
16 Medio Ambiente y Recursos Naturales		3,329,002
S219	Desarrollo Forestal Sustentable para el Bienestar	3,329,002
20 Bienestar		172,001,169,283
E048	Servicios a grupos con necesidades especiales	311,951,956
S174	Programa de Apoyo para el Bienestar de las Niñas y Niños, Hijos de Madres Trabajadoras	2,467,011,360
S176	Pensión para el Bienestar de las Personas Adultas Mayores	123,260,764,047
S286	Pensión para el Bienestar de las Personas con Discapacidad Permanente	28,961,441,920
S316	Pensión Mujeres Bienestar	15,000,000,000
S317	Salud Casa por casa	2,000,000,000
25 Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos		10,000,000
U003	Fortalecimiento de la educación básica en la Ciudad de México	10,000,000
31 Tribunales Agrarios		9,608
M001	Actividades de apoyo administrativo	9,608
38 Ciencia, Humanidades, Tecnología e Innovación		211,124
M001	Actividades de apoyo administrativo	211,124
47 Entidades no Sectorizadas		95,922,627
47 Instituto Mexicano de la Radio		1,816,909
E058	Servicios de producción y transmisión de materiales Radiofónicos de contenidos informativo, educativo, cultural, de orientación, servicio y participación social, y recreativos	1,816,909
47 Instituto Nacional de los Pueblos Indígenas		94,105,717
S178	Programa de Apoyo a la Educación Indígena	90,657,290
S249	Programa para el Bienestar Integral de los Pueblos Indígenas	3,448,427
49 Fiscalía General de la República		360,950
E009	Investigar y perseguir los delitos cometidos en materia de derechos humanos	181,500
M001	Actividades de apoyo administrativo	179,450
Instituto Mexicano del Seguro Social		147,410,520,667
E031	Servicios de atención a la salud	126,925,529,468
E067	Servicios de prevención y control de enfermedades	3,341,291,399
E070	Servicios de guardería	17,062,045,828
E071	Servicios por prestaciones sociales	59,506,833
J016	Pago de subsidios a los asegurados	22,147,139
Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado		4,039,460,058
E073	Servicios de atención a personas con discapacidad	338,915
E074	Servicios de estancias de bienestar y desarrollo infantil	3,994,178,103
J018	Subsidios y ayudas	1,881,374
K006	Infraestructura integral para el derecho a la salud	43,061,666
Petróleos Mexicanos		525,354,155
M001	Actividades de apoyo administrativo	525,354,155
54 Mujeres		45,347,530
M001	Actividades de apoyo administrativo	296,644
P059	Política de fortalecimiento de la Igualdad Sustantiva entre Mujeres y Hombres	4,543,295
U012	Programa para la Prevención y Detección de las Violencias Femenicidas y la Atención de las Causas	40,507,591
56 IMSS Bienestar		197,450,814
E031	Servicios de atención a la salud	197,450,814

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ANEXO 32. ADECUACIONES APROBADAS POR LA H. CÁMARA DE DIPUTADOS (pesos)

		PROYECTO PEF	REDUCCIONES	AMPLIACIONES	REASIGNACIONES	PEF APROBADO
A: RAMOS AUTÓNOMOS		149,220,238,722	17,788,100,000	0	-17,788,100,000	131,432,138,722
Gasto Programable
01	Poder Legislativo	17,529,076,499	0	0	0	17,529,076,499
	Cámara de Senadores	5,103,817,038			0	5,103,817,038
	Cámara de Diputados	9,602,671,330			0	9,602,671,330
	Auditoría Superior de la Federación	2,822,588,131			0	2,822,588,131
03	Poder Judicial	85,960,228,646	15,954,600,000	0	-15,954,600,000	70,005,628,646
	Suprema Corte de Justicia de la Nación	5,869,743,404	661,000,000		-661,000,000	5,208,743,404
	Órgano de Administración Judicial	74,224,414,696	15,033,600,000		-15,033,600,000	59,190,814,696
	Tribunal de Disciplina Judicial	1,856,577,669	0		0	1,856,577,669
	Tribunal Electoral del Poder Judicial de la Federación	4,009,492,877	260,000,000		-260,000,000	3,749,492,877
22	Instituto Nacional Electoral	22,837,221,581	1,000,000,000		-1,000,000,000	21,837,221,581
35	Comisión Nacional de los Derechos Humanos	1,834,269,907	14,500,000		-14,500,000	1,819,769,907
49	Fiscalía General de la República	21,059,442,089	819,000,000		-819,000,000	20,240,442,089
RAMO: 40 INFORMACIÓN NACIONAL ESTADÍSTICA Y GEOGRÁFICA		11,807,500,000	0	0	0	11,807,500,000
	Instituto Nacional de Estadística y Geografía	11,807,500,000			0	11,807,500,000
RAMO: 32 Tribunal Federal de Justicia Administrativa		3,400,000,000	0	0	0	3,400,000,000
	Tribunal Federal de Justicia Administrativa	3,400,000,000			0	3,400,000,000
B: RAMOS ADMINISTRATIVOS		2,445,888,923,876	0	17,788,100,000	17,788,100,000	2,463,677,023,876
Gasto Programable
02	Oficina de la Presidencia de la República	800,455,608			0	800,455,608
04	Gobernación	9,959,699,324			0	9,959,699,324
05	Relaciones Exteriores	9,294,170,690			0	9,294,170,690
06	Hacienda y Crédito Público	26,792,115,351			0	26,792,115,351
07	Defensa Nacional	170,753,142,093			0	170,753,142,093
08	Agricultura y Desarrollo Rural	75,195,497,826		641,000,000	641,000,000	75,836,497,826
09	Infraestructura, Comunicaciones y Transportes	153,539,261,639			0	153,539,261,639
10	Economía	3,535,460,234			0	3,535,460,234
11	Educación Pública	513,015,627,933		10,842,600,000	10,842,600,000	523,858,227,933
12	Salud	66,825,756,831			0	66,825,756,831
13	Marina	65,926,797,533			0	65,926,797,533
14	Trabajo y Previsión Social 1/	28,441,904,563		319,000,000	319,000,000	28,760,904,563
15	Desarrollo Agrario, Territorial y Urbano	36,290,113,966			0	36,290,113,966
16	Medio Ambiente y Recursos Naturales	44,064,073,902		1,500,000,000	1,500,000,000	45,564,073,902
18	Energía	267,439,114,491			0	267,439,114,491
20	Bienestar	674,510,024,515			0	674,510,024,515
21	Turismo	1,793,473,210			0	1,793,473,210
27	Anticorrupción y Buen Gobierno	1,743,051,816			0	1,743,051,816
31	Tribunales Agrarios	895,339,171			0	895,339,171
36	Seguridad y Protección Ciudadana	60,110,883,499			0	60,110,883,499
37	Consejería Jurídica del Ejecutivo Federal	153,145,398			0	153,145,398
38	Ciencia, Humanidades, Tecnología e Innovación	34,860,832,784		2,500,000,000	2,500,000,000	37,360,832,784
47	Entidades no Sectorizadas	8,365,533,924			0	8,365,533,924
48	Cultura	13,097,389,146		1,985,500,000	1,985,500,000	15,082,889,146
54	Mujeres	2,140,988,180			0	2,140,988,180
55	Agencia de Transformación Digital y Telecomunicaciones	3,852,669,660			0	3,852,669,660
56	Servicios de Salud del Instituto Mexicano del Seguro Social para el Bienestar	172,492,400,589			0	172,492,400,589

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Secretaría General Secretaría de Servicios Parlamentarios

C: RAMOS GENERALES		5,696,382,292,607	0	0	0	5,696,382,292,607
Gasto Programable
19	Aportaciones a Seguridad Social	1,541,518,693,444			0	1,541,518,693,444
23	Provisiones Salariales y Económicas	167,652,225,093			0	167,652,225,093
25	Previsiones y Aportaciones para los Sistemas de Educación Básica, Normal, Tecnológica y de Adultos	85,182,409,042	0	0	0	85,182,409,042
	Previsiones para servicios personales para los servicios de educación básica en la Ciudad de México, para el Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE) y para el Fondo de Aportaciones para la Educación Tecnológica y de Adultos	34,890,019,408			0	34,890,019,408
	Aportaciones para los servicios de educación básica y normal en la Ciudad de México	50,292,389,634			0	50,292,389,634
33	Aportaciones Federales para Entidades Federativas y Municipios	1,041,892,906,925	0	0	0	1,041,892,906,925
	Fondo de Aportaciones para la Nómina Educativa y Gasto Operativo (FONE):	546,396,822,994	0	0	0	546,396,822,994
	Servicios Personales	500,367,070,716			0	500,367,070,716
	Otros de Gasto Corriente	12,773,560,750			0	12,773,560,750
	Gasto de Operación	19,340,541,058			0	19,340,541,058
	Fondo de Compensación	13,915,650,470			0	13,915,650,470
	Fondo de Aportaciones para los Servicios de Salud	84,635,885,593			0	84,635,885,593
	Fondo de Aportaciones para la Infraestructura Social, que se distribuye en:	135,060,702,396	0	0	0	135,060,702,396
	Entidades	16,371,317,844			0	16,371,317,844
	Municipal y de las Demarcaciones Territoriales del Distrito Federal	118,689,384,552			0	118,689,384,552
	Fondo de Aportaciones para el Fortalecimiento de los Municipios y de las Demarcaciones Territoriales del Distrito Federal	136,817,441,982			0	136,817,441,982
	Fondo de Aportaciones Múltiples, que se distribuye para erogaciones de:	43,464,620,760	0	0	0	43,464,620,760
	Asistencia Social	19,993,725,550			0	19,993,725,550
	Infraestructura Educativa	23,470,895,210			0	23,470,895,210
	Fondo de Aportaciones para la Educación Tecnológica y de Adultos, que se distribuye para erogaciones de:	10,811,443,171	0	0	0	10,811,443,171
	Educación Tecnológica	6,858,303,461			0	6,858,303,461
	Educación de Adultos	3,953,139,710			0	3,953,139,710
	Fondo de Aportaciones para la Seguridad Pública de los Estados y del Distrito Federal	9,951,114,029			0	9,951,114,029
	Fondo de Aportaciones para el Fortalecimiento de las Entidades Federativas	74,754,876,000			0	74,754,876,000
Gasto No Programable
24	Deuda Pública	1,297,681,062,923			0	1,297,681,062,923
28	Participaciones a Entidades Federativas y Municipios	1,456,045,894,280			0	1,456,045,894,280
29	Erogaciones para las Operaciones y Programas de Saneamiento Financiero	0			0	0
30	Adeudos de Ejercicios Fiscales Anteriores	70,855,700,000			0	70,855,700,000
34	Erogaciones para los Programas de Apoyo a Ahorradores y Deudores de la Banca	35,553,400,900	0	0	0	35,553,400,900
	Obligaciones incurridas a través de los programas de apoyo a deudores	900			0	900
	Obligaciones surgidas de los programas de apoyo a ahorradores	35,553,400,000			0	35,553,400,000

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Secretaría General Secretaría de Servicios Parlamentarios

D: ENTIDADES SUJETAS A CONTROL PRESUPUESTARIO DIRECTO		2,129,329,459,009	0	0	0	2,129,329,459,009
Gasto Programable
GYN	Instituto de Seguridad y Servicios Sociales de los Trabajadores del Estado	539,020,762,386			0	539,020,762,386
GYR	Instituto Mexicano del Seguro Social	1,590,308,696,623			0	1,590,308,696,623
E: EMPRESAS PÚBLICAS DEL ESTADO		1,310,768,382,032	0	0	0	1,310,768,382,032
Gasto Programable
TYY	Petróleos Mexicanos	517,362,081,940			0	517,362,081,940
TVV	Comisión Federal de Electricidad	554,567,503,089			0	554,567,503,089
Gasto No Programable
	Costo Financiero, que se distribuye para erogaciones de:	238,838,797,003	0	0	0	238,838,797,003
TYY	Petróleos Mexicanos	190,838,797,003			0	190,838,797,003
TVV	Comisión Federal de Electricidad	48,000,000,000			0	48,000,000,000
Neteo: Resta de: a) aportaciones ISSSTE; y, b) subsidios, transferencias y apoyos fiscales a las entidades de control directo y empresas públicas del Estado.		1,553,113,096,246			0	1,553,113,096,246

GASTO NETO TOTAL		10,193,683,700,000	17,788,100,000	17,788,100,000	0	10,193,683,700,000

1/	Incluye movimiento compensado al interior del Ramo para cubrir la aplicación efectiva de los derechos laborales señalados en el T-MEC, a través del cual se reasignan 731,000,000 pesos.

ANEXO 33. AMPLIACIONES AL RAMO 08 AGRICULTURA Y DESARROLLO RURAL (pesos)

		MONTO
Ramo: 08 Agricultura y Desarrollo Rural		641,000,000
K017	Infraestructura para el desarrollo rural sustentable	641,000,000

ANEXO 34. AMPLIACIONES AL RAMO 11 EDUCACIÓN PÚBLICA (pesos)

		MONTO
Ramo: 11 Educación Pública		10,842,600,000
U006	Subsidios para organismos descentralizados estatales	4,371,000,000
U006	Subsidios para organismos descentralizados estatales 1/	14,500,000
600	Subsecretaría de Educación Media Superior	300,000,000
B00	Instituto Politécnico Nacional	329,000,000
U080	Apoyos a centros y organizaciones de educación	5,000,000,000
U312	Expansión de la Educación Inicial 2/	628,100,000
U312	Expansión de la Educación Inicial 3/	200,000,000

1/	Programa para el Desarrollo Profesional Docente
2/	Atención de Niñas, Niños y Adolescentes
3/	Fortalecimiento de los Servicios Personales para las acciones de la expanción de la educación inicial

ANEXO 35. AMPLIACIONES AL RAMO 14 TRABAJO Y PREVISIÓN SOCIAL (pesos)

		MONTO
Ramo: 14 Trabajo y Previsión Social		319,000,000
PBE	Centro Federal de Conciliación y Registro Laboral	319,000,000

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ANEXO 36. AMPLIACIONES AL RAMO 16 MEDIO AMBIENTE Y RECURSOS NATURALES (pesos)

		MONTO
Ramo: 16 Medio Ambiente y Recursos Naturales		1,500,000,000
F00	Comisión Nacional de Áreas Naturales Protegidas (CONANP)	500,000,000
B00	Comisión Nacional del Agua (CONAGUA)	1,000,000,000

ANEXO 37. AMPLIACIONES AL RAMO 38 CIENCIA, HUMANIDADES, TECNOLOGÍA E INNOVACIÓN (pesos)

MONTO
Ramo: 38 Ciencia, Humanidades, Tecnología e Innovación	2,500,000,000
Estrategia de ciencia, tecnología e innovación	2,500,000,000

ANEXO 38. AMPLIACIONES AL RAMO 48 CULTURA (pesos)

		MONTO
Ramo: 48 Cultura		1,985,500,000
D00	Instituto Nacional de Antropología e Historia (Servicios de protección y conservación del patrimonio cultural)	938,000,000
E00	Instituto Nacional de Bellas Artes y Literatura (Servicios educativos culturales y artísticos)	985,500,000
MDC	Instituto Mexicano de Cinematografía	62,000,000